Exhibit 10.7

Confidential Pricing Information Omitted:  Certain pricing information has been omitted from this agreement pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Such omissions in this agreement are marked with the symbol $***.  The confidential information has been filed separately with the Securities and Exchange Commission.

AWARD/CONTRACT

1. This Contract Is A Rated Order Under DPAS (15 CFR 700)  •

Rating

DOA4

2. Contract (Proc. Inst. Ident) No.

DAAE07-03-C-S023

3. Effective Date

2003APR17

4. Requisition/Purchase Request/Project No.

SEE SCHEDULE

5. Issued By

TACOM
AMSTA-AQ-ATBB
JAMES VICTOR (586) 574-7924
WARREN, MICHIGAN 48397-5000

HTTP://CONTRACTING.TACOM.ARMY.MIL
e-mail address:  VICTORJ@TACOM.ARMY.MIL

Code  W56HZV

6. Administered By (If Other Than Item 5)

DCMA STEWART & STEVENSON

SEALY

P.O. BOX 457
SEALY, TX 77474-0457

SCD C	PAS NONE	ADP PT HQ0339

Code  S4807A

7. Name and Address of Contractor (No. Street, City, County, State, And Zip Code)
STEWART & STEVENSON TACTICAL
VEHICLE SYSTEMS, LP
5000 INTERSTATE 10 W
SEALY, TX 77474

TYPE BUSINESS:  Large Business Performing in U.S.

Code 0FW39	Facility Code

8. Delivery

☐ FOB Origin	☒ Other (See Below) SEE SCHEDULE

9. Discount For Prompt Payment

10. Submit Invoices
(4 Copies Unless Otherwise Specified)	•	Item
To The Address Shown In:		12

11. Ship To/Mark For

SEE SCHEDULE

Code

12. Payment Will Be Made By

DFAS – COLUMBUS CENTER
DFAS – CO/WEST ENTITLEMENT OPERATIONS
P.O. BOX 182381
COLUMBUS, OH 43218-2381

Code	HQ0339

13. Authority For Using Other Than Full And Open Competition:

☒ 10 U.S.C. 2304(c) (1)	☐ 41 U.S.C. 253 (c) ( )

14. Accounting And Appropriation Data

ACRN: AA 21	32035000031C1C02P51106831E1	S20113 W56HZV

15A. Item No.

SEE SCHEDULE

15B. Schedule of Supplies/Services

CONTRACT TYPE:
Firm-Fixed-Price
Cost Contract

15C. Quantity

KIND OF CONTRACT:
System Acquisition Contracts

15D. Unit

15E. Unit Price

15F. Amount

Contract Expiration Date:  2008NOV15

15G. Total Amount Of Contract	•	$***

16. Table Of Contents

(X)	Section	Description
Part I – The Schedule
X	A	Solicitation/Contract Form
X	B	Supplies or Services and Prices/Costs
X	C	Description/Specs./Work Statement
X	D	Packaging and Marking
X	E	Inspection and Acceptance
X	F	Deliveries or Performance
X	G	Contract Administration Data
X	H	Special Contract Requirements
Part II – Contract Clauses
X	I	Contract Clauses
Part III – List Of Documents, Exhibits, And Other Attachments
X	J	List of Attachments
Part IV – Representations And Instructions
	K	Representations, Certifications, and Other Statements of Offerors
	L	Instrs., Conds., and Notices to Offerors
	M	Evaluation Factors for Award

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17.  ☒ Contractor’s Negotiated Agreement  (Contractor is required to sign this document and return 2 signed copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.  (Attachments are listed herein.)

18. ☐ Award (Contractor is not required to sign this document.)  Your offer on Solicitation Number                           including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your offer, and (b) this award/contract.  No further contractual document is necessary.

19A. Name And Title Of Signer (Type or Print)

19B. Name of Contractor

By
(Signature of person authorized to sign)

19C. Date Signed

20A. Name Of Contracting Officer

DENISE MIKA
MIKAD@TACOM.ARMY.MIL (586) 574-5763

20B. United States of America

By	/SIGNED/
(Signature of Contracting Officer)

20C. Date Signed

2003APR17

NSN 7540-01-152-8069	25-106	Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE	GPO: 1985 0-478-632	Prescribed by GSA-FAR (4.8 CFR) 53.214(a)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN DAAE07-03-C-S023 MOD/AMD

Name of Offeror or Contractor: STEWART & STEVENSON TACTICAL

SECTION A – SUPPLEMENTAL INFORMATION

	Regulatory Cite	Title	Date

A-1	52.204-4016 (TACOM)	TACOM-WARREN ELECTRONIC CONTRACTING	MAR/2001

(a)                                  TACOM is now operating in an electronic contracting environment.  All TACOM solicitations and awards are now distributed on the TACOM Warren Business Opportunities web page (http://contracting.tacom.army.mil/opportunity.htm) and are no longer available in hard copy.  The TDPs and other documents, when available electronically, will be an attachment or linked to the solicitation package on the web.  Please see submission guidelines at http://contracting.tacom.army.mil/userguide.htm and http://contracting.tacom.army.mil/ebidnotice.htm for more information.  Any requirements included in the solicitation take precedence over guidance found on the TACOM contracting web page.

(b)                                 You may need to use special software to view documents that we post on the home page.  This viewing software is freeware, available for download at no cost from commercial web sites like Microsoft and Adobe.  In cases where such software is required, we provide a link from our page to the commercial site where the software is available.  Once you arrive at the software developer’s site, follow their instructions to download the free viewer.  You then can return to the TACOM home page.

(c)                                  You are required to submit your offer, bid, or quote electronically.  See the provision entitled “Electronic Offers (or ‘Quotes’ or ‘Bids’) Required in Response to This Solicitation (or ‘Request for Quotations’)” for more specific information.

(d)                                 Any award issued as a result of this solicitation will be distributed electronically.  Awards posted on the TACOM Warren Business Opportunities web page represent complete OFFICIAL copies of contract awards.

(e)                                  If you have questions or need help in using the Acquisition Center Home Page, call our Electronic Contracting Help Desk at (586) 574-7059, or send an email message to:  acqcenweb@tacom.army.mil

(f)                                    If you have questions about the content of any specific item posted on our home page, please call the buyer or point of contact listed for the item.  Additional help is available to small businesses from Government-funded Electronic Commerce Regional Centers (ECRCs) to implement EDI.  Information on ECRC is available at http://www.ecrc.ctc.com

[End of Clause]

SPECIAL NOTICE ON RELEASE OF UNIT PRICE INFORMATION:  RELEASE OF UNIT PRICE INFORMATION CONTAINED IN THIS CONTRACT IS RESTRICTED PURSUANT TO 18 USC 1905, TRADE SECRETS ACT, AND IS EXEMPT FROM DISCLOSURE UNDER FREEDOM OF INFORMATION ACT EXEMPTION 4, 5 USC 552 (B) (4).  RELEASE FOR OFFICIAL GOVERNMENT USE AND TO STEWART & STEVENSON TVSLP IS NOT RESTRICTED.  WRITTEN PERMISSION FROM STEWART & STEVENSON TVSLP IS REQUIRED PRIOR TO RELEASE TO ANY OTHER PARTIES.

(End of narrative A001)

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

1001	SECURITY CLASS: Unclassified

1001AA	PY1 PROGRAM SUPPORT			23	MO		$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV – PY1 PROGRAM SUPPORT
	PRON: J035X594J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	The Contractor shall perform all of the Program Support requirements for Program Year 1 as required in Section C.2.

	UNIT PRICES:
	The Unit Price for each month is $***

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	15-MAY-2003

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	002	1	15-JUNE-2003

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	003	1	15-JUL-2003

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	004	1	15-AUG-2003

$ ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	005	1	15-SEPT-2003

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	006	1	15-OCT-2003

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	007	1	15-NOV-2003

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	008	1	15-DEC-2003

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	009	1	15-JAN-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	010	1	15-FEB-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	011	1	15-MAR-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	012	1	15-APR-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	013	1	15-MAY-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	014	1	15-JUNE-2004

$ ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	015	1	15-JUL-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	016	1	15-AUG-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	017	1	15-SEPT-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	018	1	15-OCT-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	019	1	15-NOV-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	020	1	15-DEC-2004

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	021	1	15-JAN-2005

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	022	1	15-FEB-2005

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	023	1	15-MAR-2005

$ ***

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

1002	PY1 DATA REQUIREMENTS	1	LO	$	**NSP**	$	**NSP**

NOUN: PY1 DATA REQUIREMENTS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 1

The Contractor shall submit all Technical Data for Program Year 1 as set forth in Exhibit A, “Contract Data Requirements List (CDRL).”

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	3

DEL REL CD	QUANTITY	DEL DATE
001	1	SEE DD FORM 1423

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

1003	PY1 OPTIONS

NOUN: PY1 OPTIONS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 1

The Contractor’s prices for Program Year 1 options for this contract are contained in Attachment 038. The attachment contains options for the following:

a. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to non-option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

b. Vehicle Options IAW H.9.1

c. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

d. System Technical Services Options IAW H.9.6

e. STS – CONUS Maintenance Technical Representative Options IAW H.9.6

f. STS – OCONUS Maintenance Technical Representative Options IAW H.9.6

g. Test Support Services Options IAW H.9.4 and H.9.5

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1101	NSN: 2320-01-447-6343
	FSCM: 19207
	PART NR: 87T0058
	SECURITY CLASS: Unclassified

1101AA	PY1 PRODUCTION VEHICLE						142	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1078A1, CARGO W/O W, CAMO
	PRON: J035X596J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1078A1, LMTV 2.5 Ton Cargo Truck w/o Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-6343

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV00	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		142	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1101AB	PY1 PRODUCTION VEHICLE						23	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1078A1 CARGO, W/O W, TAN
	PRON: J035X597J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1078A1 LMTV 2.5 Ton Cargo Truck, w/o Winch, Tan Paint, as required by Section C.1.2.

	NSN: 2320-01-447-6343

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV01	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		23	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1102	NSN: 2320-01-447-3888
	FSCM: 19207
	PART NR: 87T0047
	SECURITY CLASS: Unclassified

1102AA	PY1 PRODUCTION VEHICLE						22	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1078A1 CARGO W/W, CAMO
	PRON: J035X598J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1078A1, LMTV 2.5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-3888

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV02	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		22	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1103	NSN: 2320-01-447-4938
	FSCM: 19207
	PART NR: 87T0060
	SECURITY CLASS: Unclassified

1103AA	PY1 PRODUCTION VEHICLE						10	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1079A1 W/O WINCH, CAMO
	PRON: J035X599J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1079A1, LMTV 2.5 Ton Van, w/o Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-4938

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV03	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		10	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1104	NSN: 2320-01-449-1775
	FSCM: 19207
	PART NR: 8750339
	SECURITY CLASS: Unclassified

1104AA	PY1 PRODUCTION VEHICLE						12	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1082, CARGO TLR, CAMO
	PRON: J035X600J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1082, LMTV 2.5 Ton Trailer, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-449-1775

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV04	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		12	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1104AB	PY1 PRODUCTION VEHICLE						169	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1082, CARGO TRAILER, TAN
	PRON: J035X601J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1082, LMTV 2.5 Ton Trailer, Tan, as required by Section C.1.2.

	NSN: 2330-01-449-1775

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV05	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		169	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1105	NSN: 2320-01-447-3890
	FSCM: 19207
	PART NR: 87T0063
	SECURITY CLASS: Unclassified

1105AA	PY1 PRODUCTION VEHICLE						10	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1083A1 CARGO, W/O W, CAMO
	PRON: J035X602J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1083A1, MTV 5 Ton Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-3890

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV06	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		10	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1106	NSN: 2320-01-447-3884
	FSCM: 19207
	PART NR: 87T0051
	SECURITY CLASS: Unclassified

1106AA	PY1 PRODUCTION VEHICLE						8	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1083A1 CARGO, W/W, CAMO
	PRON: J035X603J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1083A1, MTV 5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-3884

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV07	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		8	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1107	NSN: 2320-01-447-3887
	FSCM: 19207
	PART NR: 87T0065
	SECURITY CLASS: Unclassified

1107AA	PY1 PRODUCTION VEHICLE						12	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1084A1 CARGO, WO/W, CAMO
	PRON: J035X604J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1084A1, MTV 5 Ton Cargo Truck, w/o Winch, w/MHE Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-3887

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV08	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		12	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1108	NSN: 2320-01-447-3891
	FSCM: 19207
	PART NR: 87T0071
	SECURITY CLASS: Unclassified

1108AA	PY1 PRODUCTION VEHICLE						8	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1085A1 CARGO, W/O W, CAMO
	PRON: J035X605J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1085A1, MTV 5 Ton LWB Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-3891

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV09	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD	QUANTITY		DEL DATE
	001	8		UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1108AB	PY1 PRODUCTION VEHICLE						2	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1085A1 CARGO, W/O W, CAMO
	PRON: J035X606J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1085A1, MTV 5 Ton LWB Cargo Truck, w/o Winch, Tan, as required by Section C.1.2.

	NSN: 2320-01-447-3891

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV10	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		2	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1110	NSN: 2320-01-447-3895
	FSCM: 19207
	PART NR: 87T0072
	SECURITY CLASS: Unclassified

1110AA	PY1 PRODUCTION VEHICLE						9	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: M1086A1 CARGO W/O W, W/MHE, CAM
	PRON: J035X607J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1086A1, MTV 5 Ton LWB Cargo Truck, w/o Winch, w/MHE, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-3895

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV11	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		9	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1110AB	PY1 PRODUCTION VEHICLE						2	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: M1086A1 CARGO W/O W, W/MHE, TAN
	PRON: J035X608J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1086A1, MTV 5 Ton LWB Cargo Truck, w/o Winch, w/MHE, Tan, as required by Section C.1.2.

	NSN: 2320-01-447-3895

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV12	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		2	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1111	NSN: 2320-01-447-3893
	FSCM: 19207
	PART NR: 87T0066
	SECURITY CLASS: Unclassified

1111AA	PY1 PRODUCTION VEHICLE						308	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1088A1 TRAC W/O W, CAMO
	PRON: J035X609J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1088A1, MTV 5 Ton Tractor, w/o Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-3893

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV13	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		308	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1113	NSN: 2320-01-447-3892
	FSCM: 19207
	PART NR: 87T0067
	SECURITY CLASS: Unclassified

1113AA	PY1 PRODUCTION VEHICLE						8	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-M1089A1 WRECKER, W/W, CAMO
	PRON: J035X610J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1089A1, MTV 5 Ton Wrecker, w/Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-3892

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV14	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		8	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1116	NSN: 2320-01-459-0362
	FSCM: 19207
	PART NR: 8750334
	SECURITY CLASS: Unclassified

1116AA	PY1 PRODUCTION VEHICLE						4	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-XM1087A1, VAN, W/O, W, CAMO
	PRON: J035X611J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	XM1087A1, MTV 5 Ton Expansible Van, w/o Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-459-0362

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV15	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		4	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1116AB	PY1 PRODUCTION VEHICLE						8	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: FMTV-XM1087A1, VAN, W/O, W, TAN
	PRON: J035X612J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	XM1087A1, MTV 5 Ton Expansible Van, w/o Winch, Tan, as required by Section C.1.2.

	NSN: 2320-01-459-0362

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV16	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		8	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

1117	NSN: 2330-01-449-1776
	FSCM: 19207
	PART NR: 8750340
	SECURITY CLASS: Unclassified

1117AA	PY1 PRODUCTION VEHICLE						2	EA	$	***	$	***

	PROGRAM YEAR: 1
	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	`NOUN: FMTV-M1095, CARGO TRAILER, CAMO
	PRON: J035X613J0 PRON AMD: 02 ACRN: AA
	AMS CD: 51106866007

	M1095, MTV 5 Ton Trailer, Camouflage, as required by Section C.1.2.

	NSN: 2330-01-449-1776

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV3079MV17	Y00000	M		3

	PROJ CD		BRK BLK PT
	IIL

	DEL REL CD		QUANTITY	DEL DATE
	001		2	UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

1130	SECURITY CLASS: Unclassified

1130AA	PY1 FEDERAL RETAIL EXCISE TAX	1	LO	$	***

PROGRAM YEAR: 1
CLIN CONTRACT TYPE:
Cost Contract
NOUN: FMTV– PY1 FRET
PRON: J035X595J0 PRON AMD: 03 ACRN: AA
AMS CD: 51106866007

Federal Retail Excise Tax applicable for selected Program Year 1 Vehicles shipped CONUS.

This is a Cost –Reimbursement SLIN.

SLIN	Applicable FRET per Vehicle	QTY	AMOUNT

1105AA

1106AA

1107AA	$	***	$	***

1108AA	$	***	$	***

1108AB	$	***	$	***

1110AA	$	***	$	***

1110AB	$	***	$	***

1111AA	$	***	$	***

1113AA	$	***	$	***

1116AA	$	***	$	***

1116AB	$	***	$	***

TOTAL	$	***

Note:  The Federal Retailers Excise Tax (FRET) is due to terminate on 01 October 2005.  It is expected that the FRET will be replaced with a new tax at least at the same percentage as the current FRET rate.  Offerors should submit proposals based on this presumption.  See Para. H.20.

(End of narrative B001)

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	UNDEFINITIZED

$ ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

2001	SECURITY CLASS: Unclassified

2001AA	PY2 PROGRAM SUPPORT			8	MO		$	***

	PROGRAM YEAR: 2
	NOUN: PY2 PROGRAM SUPPORT

	The Contractor shall perform all of the Program Support requirements for Program Year 2 as required in Section C.2.

	UNIT PRICES
	The Unit Price for the first 7 months is $***490,081.02. The Unit Price for the 8th month is $***490,081.08.

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	15-APR-2005

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	002	1	15-MAY-2005

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	003	1	15-JUNE-2005

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	004	1	15-JUL-2005

		$ ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	005	1	15-AUG-2005

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	006	1	15-SEPT-2005

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	007	1	15-OCT-2005

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	008	1	15-NOV-2005

$ ***

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2002	PY2 DATA REQUIREMENTS	1	LO	$	**NSP**	$	**NSP**

NOUN: PY2 DATA REQUIREMENTS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 2

The Contractor shall submit all Technical Data for Program Year 2 as set forth in Exhibit A, “Contract Data Requirements List (CDRL).”

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	3

DEL REL CD	QUANTITY	DEL DATE
001	1	SEE DO FORM 1423

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

2003	PY2 OPTIONS

NOUN: PY2 OPTIONS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 2

The Contractor’s prices for Program Year 2 options for this contract are contained in Attachment 038. The attachment contains options for the following:

a. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to non-option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

b. Vehicle Options IAW H.9.1

c. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

d. System Technical Services Options IAW H.9.6

e. STS – CONUS Maintenance Technical Representative Options IAW H.9.6

f. STS – OCONUS Maintenance Technical Representative Options IAW H.9.6

g. Test Support Services Options IAW H.9.4 and H.9.5

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2101	SECURITY CLASS: Unclassified

2101AA	PY2 PRODUCTION VEHICLE	388	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1078A1 CARGO TRUCK W/O WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-6343

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	3

DEL REL CD	QUANTITY	DEL DATE
001	388	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2101AB	PY2 PRODUCTION VEHICLE	39	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1078A1 CARGO TRUCK W/O WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/o Winch, Tan Paint, as required by Section C.1.2.

NSN: 2320-01-447-6343

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL C D	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	39	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2102	SECURITY CLASS: Unclassified

2102AA	PY2 PRODUCTION VEHICLE	90	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1078A1 CARGO TRUCK W/WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3888

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	90	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2102AB	PY2 PRODUCTION VEHICLE	7	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1078A1 CARGO TRUCK W/ WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/Winch, Tan Paint, as required by Section C.1.2.

NSN: 2320-01-447-3888

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	7	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2103	SECURITY CLASS: Unclassified

2103AA	PY2 PRODUCTION VEHICLE	14	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1079A1 LMTV VAN W/O WINCH

M1079A1, LMTV 2.5 Ton Van, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-4938

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	14	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2104	SECURITY CLASS: Unclassified

2104AA	PY2 PRODUCTION VEHICLE	197	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1082 LMTV TRAILER

M1082, LMTV 2.5 Ton Trailer, Camouflage, as required by Section C.1.2.

NSN: 2330-01-449-1775

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	197	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2104AB	PY2 PRODUCTION VEHICLE	303	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1082 LMTV TRAILER

M1082, LMTV 2.5 Ton Trailer, Tan, as required by Section C.1.2.

NSN: 2330-01-449-1775

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	303	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2105	SECURITY CLASS: Unclassified

2105AA	PY2 PRODUCTION VEHICLE	131	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1083A1 CARGO TRUCK W/O WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3890

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	131	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2106	SECURITY CLASS: Unclassified

2106AA	PY2 PRODUCTION VEHICLE	96	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1083A1 CARGO TRUCK W/ WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3884

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	96	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2107	SECURITY CLASS: Unclassified

2107AA	PY2 PRODUCTION VEHICLE	7	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1084A1 CARGO W/O WINCH W/MHE

M1084A1, MTV 5 Ton Cargo Truck, w/o Winch, w/MHE Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3887

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	7	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2107AB	PY2 PRODUCTION VEHICLE	2	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1084A1 CARGO W/O WINCH W/MHE

M1084A1, MTV 5 Ton Cargo Truck, w/o Winch, w/MHE Tan, as required by Section C.1.2.

NSN: 2320-01-447-3887

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	2	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2108	SECURITY CLASS: Unclassified

2108AA	PY2 PRODUCTION VEHICLE	13	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1085A1 LWB TRUCK W/O WINCH

M1085A1, MTV 5 Ton LWB Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3891

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	13	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2108AB	PY2 PRODUCTION VEHICLE	2	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1085A1 LWB TRUCK W/O WINCH

M1085A1, MTV 5 Ton LWB Cargo Truck, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3891

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	2	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2111	SECURITY CLASS: Unclassified

2111AA	PY2 PRODUCTION VEHICLE	176	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1088A1 TRACTOR W/O WINCH

M1088A1, MTV 5 Ton Tractor, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3893

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	176	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2111AB	PY2 PRODUCTION VEHICLE	6	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1088A1 TRACTOR W/O WINCH

M1088A1, MTV 5 Ton Tractor, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3893

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	6	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO ) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2112	SECURITY CLASS: Unclassified

2112AA	PY2 PRODUCTION VEHICLE	10	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1088A1 TRACTOR W/WINCH

M1088A1, MTV 5 Ton Tractor, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3900

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	10	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2113	SECURITY CLASS: Unclassified

2113AA	PY2 PRODUCTION VEHICLE	39	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1089A1 WRECKER W/WINCH

M1089A1, MTV 5 Ton Wrecker, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3892

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	39	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2116	SECURITY CLASS: Unclassified

2116AB	PY2 PRODUCTION VEHICLE	57	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: XM1087A1 EXPANS VAN W/O WINCH

XM1087A1, MTV 5 Ton Expansible Van, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-459-0362

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	57	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2117	SECURITY CLASS: Unclassified

2117AA	PY2 PRODUCTION VEHICLE	83	EA	$	***	$	***

PROGRAM YEAR: 2
NOUN: M1095 MTV TRAILER

M1095, MTV 5 Ton Trailer, Camouflage, as required by Section C.1.2.

NSN: 2330-01-449-1776

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	83	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

2130	SECURITY CLASS: Unclassified

2130AA	PY2 FEDERAL RETAIL EXCISE TAX						1	LO		$	*** ESTIMATED

PROGRAM YEAR: 2
NOUN: PY2 FEDERAL RETAIL EXCISE TAX

Federal Retail Excise Tax applicable for selected Program Year 2 Vehicles shipped CONUS.

This is a Cost –Reimbursement SLIN.

	SLIN	Applicable FRET per Vehicle		QTY	AMOUNT

2105AA

2106AA

	2107AA	$	***		$	***

	2107AB	$	***		$	***

	2108AA	$	***		$	***

	2108AB	$	***		$	***

	2111AA	$	***		$	***

	2111AB	$	***		$	***

	2112AA	$	***		$	***

	2113AA	$	***		$	***

	2116AA	$	***		$	***

			TOTAL		$	***

Note:  The Federal Retailers Excise Tax (FRET) is due to terminate on 01 October 2005.  It is expected that the FRET will be replaced with a new tax at least at the same percentage as the current FRET rate.  Offerors should submit proposals based on this presumption.  See Para. H.20.

(End of narrative B001)

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	1	UNDEFINITIZED

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

3001	SECURITY CLASS: Unclassified

3001AA	PY3 PROGRAM SUPPORT			12	MO		$	***

	PROGRAM YEAR: 3
	NOUN: PY3 PROGRAM SUPPORT

	The Contractor shall perform all of the Program Support requirements for Program Year 3 as required in Section C.2.

	UNIT PRICES:
	The Unit Price for the first 11 months is $*** The Unit Price for the 12th month is $***

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	15-DEC-2005

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	002	1	15-JAN-2006

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	003	1	15-FEB-2006

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	004	1	15-MAR-2006

		$ ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	005	1	15-APR-2006

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	006	1	15-MAY-2006

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	007	1	15-JUN-2006

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	008	1	15-JUL-2006

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	009	1	15-AUG-2006

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	010	1	15-SEP-2006

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	011	1	15-OCT-2006

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	012	1	15-NOV-2006

$ ***

SPECIAL NOTICE ON RELEASE OF UNIT PRICE INFORMATION:  RELEASE OF UNIT PRICE INFORMATION CONTAINED IN THIS CONTRACT IS RESTRICTED PURSUANT TO 18USC1905, TRADE SECRETS ACT, AND IS EXEMPT FROM DISCLOSURE UNDER FREEDOM OF INFORMATION ACT EXEMPTION 4, 5USC 552 (B) (4).  RELEASE FOR OFFICIAL GOVERNMENT USE AND TO STEWART & STEVENSON TVSLP IS NOT RESTRICTED.  WRITTEN PERMISSION FROM STEWART & STEVENSON TVSLP IS REQUIRED PRIOR TO RELEASE TO ANY OTHER PARTIES. SPECIAL NOTICE ON RELEASE OF UNIT PRICE INFORMATION:  RELEASE OF UNIT PRICE INFORMATION CONTAINED IN THIS CONTRACT IS RESTRICTED PURSUANT TO 18USC1905, TRADE SECRETS ACT, AND IS EXEMPT FROM DISCLOSURE UNDER FREEDOM OF INFORMATION ACT EXEMPTION 4, 5USC 552 (B) (4).  RELEASE FOR OFFICIAL GOVERNMENT USE AND TO STEWART & STEVENSON TVSLP IS NOT RESTRICTED.  WRITTEN PERMISSION FROM STEWART & STEVENSON TVSLP IS REQUIRED PRIOR TO RELEASE TO ANY OTHER PARTIES.

(End of narrative A001)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3002	PY3 DATA REQUIREMENTS	1	LO	$	**NSP**	$	**NSP**

NOUN: PY3 DATA REQUIREMENTS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 3

The Contractor shall submit all Technical Data for Program Year 3 as set forth in Exhibit A, “Contract Data Requirements List (CDRL).”

(End of narrative B0001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	3

DEL REL CD	QUANTITY	DEL DATE
001	1	SEE DD FORM 1423

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

3003	PY3 OPTIONS

NOUN: PY3 OPTIONS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 3

The Contractor’s prices for Program Year 1 options for this contract are contained in Attachment 038. The attachment contains options for the following:

a. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to non-option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

b. Vehicle Options IAW H.9.1

c. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

d. System Technical Services Options IAW H.9.6

e. STS – CONUS Maintenance Technical Representative Options IAW H.9.6

f. STS – OCONUS Maintenance Technical Representative Options IAW H.9.6

g. Test Support Services Options IAW H.9.4 and H.9.5

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

SPECIAL NOTICE ON RELEASE OF UNIT PRICE INFORMATION:  RELEASE OF UNIT PRICE INFORMATION CONTAINED IN THIS CONTRACT IS RESTRICTED PURSUANT TO 18 USC 1905, TRADE SECRETS ACT, AND IS EXEMPT FROM DISCLOSURE UNDER FREEDOM OF INFORMATION ACT EXEMPTION 4, 5 USC 552 (B) (4).  RELEASE FOR OFFICIAL GOVERNMENT USE AND TO STEWART & STEVENSON TVSLP IS NOT RESTRICTED.  WRITTEN PERMISSION FROM STEWART & STEVENSON TVSLP IS REQUIRED PRIOR TO RELEASE TO ANY OTHER PARTIES.

(End of narrative A001)

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

3101	SECURITY CLASS: Unclassified

3101AA	PY3 PRODUCTION VEHICLE						570	EA	$	***	$	***

	PROGRAM YEAR: 3
	NOUN: M1078A1 CARGO TRUCK W/O WINCH

	M1078A1, LMTV 2.5 Ton Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

	NSN: 2320-01-447-6343

	(End of narrative B001)

	Packaging and Marking
	UNIT PACK: 1

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001

		DEL REL CD	QUANTITY		DEL DATE
		001	570		UNDEFINITIZED

	FOB POINT: Origin

	SHIP TO: FREIGHT ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3102	SECURITY CLASS: Unclassified

3102AA	PY3 PRODUCTION VEHICLE	143	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1078A1 CARGO TRUCK W/WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3888

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	143	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3103	SECURITY CLASS: Unclassified

3103AA	PY3 PRODUCTION VEHICLE	14	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1079A1 LMTV VAN W/O WINCH

M1079A1, LMTV 2.5 Ton Van, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-4938

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	14	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3104	SECURITY CLASS: Unclassified

3104AA	PY3 PRODUCTION VEHICLE	577	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1082 LMTV TRAILER

M1082, LMTV 2.5 Ton Trailer, Camouflage, as required by Section C.1.2.

NSN: 2330-01-449-1775

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	577	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3104AB	PY3 PRODUCTION VEHICLE	259	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1082 LMTV TRAILER

M1082, LMTV 2.5 Ton Trailer, Tan, as required by Section C.1.2.

NSN: 2330-01-449-1775

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	259	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3105	SECURITY CLASS: Unclassified

3105AA	PY3 PRODUCTION VEHICLE	408	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1083A1 CARGO TRUCK W/O WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3890

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	408	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3106	SECURITY CLASS: Unclassified

3106AA	PY3 PRODUCTION VEHICLE	99	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1083A1 CARGO TRUCK W/WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3884

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	99	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3111	SECURITY CLASS: Unclassified

3111AA	PY3 PRODUCTION VEHICLE	337	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1088A1 TRACTOR W/O WINCH

M1088A1, MTV 5 Ton Tractor, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3893

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	337	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3113	SECURITY CLASS: Unclassified

3113AA	PY3 PRODUCTION VEHICLE	23	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1089A1 WRECKER W/WINCH

M1089A1, MTV 5 Ton Wrecker, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3892

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	23	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3114	SECURITY CLASS: Unclassified

3114AA	PY3 PRODUCTION VEHICLE	18	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1090A1 DUMP TRUCK W/O WINCH

M1090A1, MTV 5 Ton Dump Truck , w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3899

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	18	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) HIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3114AB	PY3 PRODUCTION VEHICLE	17	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1090A1 DUMP TRUCK W/O WINCH

M1090A1, MTV 5 Ton Dump Truck , w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3899

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	17	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) HIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3115	SECURITY CLASS: Unclassified

3115AA	PY3 PRODUCTION VEHICLE	10	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: M1090A1 DUMP TRUCK W/WINCH

M1090A1, MTV 5 Ton Dump Truck , w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-6344

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	10	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) HIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3116	SECURITY CLASS: Unclassified

3116AA	PY3 PRODUCTION VEHICLE	156	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: XM1087A1 EXPANS VAN W/O WINCH

XM1087A1, MTV 5 Ton Expansible Van, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-459-0362

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	156	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3116AB	PY3 PRODUCTION VEHICLE	15	EA	$	***	$	***

PROGRAM YEAR: 3
NOUN: XM1087A1 EXPANS VAN W/O WINCH

XM1087A1, MTV 5 Ton Expansible Van, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-459-0362

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	15	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

3130	SECURITY CLASS: Unclassified

3130AA	PY3 FEDERAL RETAIL EXCISE TAX	1	LO		$	*** ESTIMATED

	PROGRAM YEAR: 3
	NOUN: PY3 FEDERAL RETAIL EXCISE TAX

	Federal Retail Excise Tax applicable for selected Program Year 3 Vehicles shipped CONUS.

	This is a Cost –Reimbursement SLIN.

SLIN	Applicable FRET per Vehicle		QTY	AMOUNT

3105AA

3106AA

3111AA	$	***		$	***

3113AA	$	***		$	***

3114AA	$	***		$	***

3114AB	$	***		$	***

3115AA	$	***		$	***

3116AA	$	***		$	***

3116AB	$	***		$	***

			TOTAL	$	***

Note:  The Federal Retailers Excise Tax (FRET) is due to terminate on 01 October 2005.  It is expected that the FRET will be replaced with a new tax at least at the same percentage as the current FRET rate.  Offerors should submit proposals based on this presumption.  See Para. H.20.

(End of narrative B001)

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	UNDEFINITIZED

$ ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

4001	SECURITY CLASS: Unclassified

4001AA	PY4 PROGRAM SUPPORT			12	MO		$	***

	PROGRAM YEAR: 4
	NOUN: PY4 PROGRAM SUPPORT

	The Contractor shall perform all of the Program Support requirements for Program Year 4 as required in Section C.2.

	UNIT PRICES:
	The Unit Price for the first 11 months is $***. The Unit Price for the 12th month $ ***.

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	15-DEC-2006

		$ ***
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	002	1	15-JAN-2007

		$ ***
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	003	1	15-FEB 07

		$ ***
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	004	1	15-MAR-2007

		$ ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	005	1	15-APR-2007

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	006	1	15-MAY-2007

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	007	1	15-JUN-2007

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	008	1	15-JUL-2007

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	009	1	15-AUG-2007

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	010	1	15-SEP-2007

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	011	1	15-OCT-2007

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	012	1	15-NOV-2007

$ ***

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4002	PY4 DATA REQUIREMENTS	1	LO	$	**NSP**	$	**NSP**

NOUN: PY4 DATA REQUIREMENTS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 4

The Contractor shall submit all Technical Data for Program Year 4 as set forth in Exhibit A, “Contract Data Requirements List (CDRL).”

(End of narrative B0001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	3

DEL REL CD	QUANTITY	DEL DATE
001	1	SEE DD FORM 1423

FOB POINT: Origin

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

4003	PY4 OPTIONS

NOUN: PY4 OPTIONS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 4

The Contractor’s prices for Program Year 4 options for this contract are contained in Attachment 038. The attachment contains options for the following:

a. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to non-option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

b. Vehicle Options IAW H.9.1

c. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

d. System Technical Services Options IAW H.9.6

e. STS – CONUS Maintenance Technical Representative Options IAW H.9.6

f. STS – OCONUS Maintenance Technical Representative Options IAW H.9.6

g. Test Support Services Options IAW H.9.4 and H.9.5

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4101	SECURITY CLASS: Unclassified

4101AA	PY4 PRODUCTION VEHICLE	533	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1078A1 CARGO TRUCK W/O WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-6343

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	533	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

4101AB	PY4 PRODUCTION VEHICLE	180	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1078A1 CARGO TRUCK W/O WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/o Winch, Tan Paint, as required by Section C.1.2.

NSN: 2320-01-447-6343

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	180	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4102	SECURITY CLASS: Unclassified

4102AA	PY4 PRODUCTION VEHICLE	138	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1078A1 CARGO TRUCK W/WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3888

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	138	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4102AB	PY4 PRODUCTION VEHICLE	36	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1078A1 CARGO TRUCK W/WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/Winch, Tan Paint, as required by Section C.1.2.

NSN: 2320-01-447-3888

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	36	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4103	SECURITY CLASS: Unclassified

4103AA	PY4 PRODUCTION VEHICLE	25	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1079A1 LMTV VAN W/O WINCH

M1079A1, LMTV 2.5 Ton Van, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-4938

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	25	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4104	SECURITY CLASS: Unclassified

4104AA	PY4 PRODUCTION VEHICLE	902	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1082 LMTV TRAILER

M1082, LMTV 2.5 Ton Trailer, Camouflage, as required by Section C.1.2.

NSN: 2320-01-449-1775

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	902	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4105	SECURITY CLASS: Unclassified

4105AA	PY4 PRODUCTION VEHICLE	330	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1083A1 CARGO TRUCK W/O WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3890

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	330	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4106	SECURITY CLASS: Unclassified

4106AA	PY4 PRODUCTION VEHICLE	48	EA	$***	$***

PROGRAM YEAR: 4
NOUN: M1083A1 CARGO TRUCK W/WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3884

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	48	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4106AB	PY4 PRODUCTION VEHICLE	19	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1083A1 CARGO TRUCK W/WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3884

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	19	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4111	SECURITY CLASS: Unclassified

4111AA	PY4 PRODUCTION VEHICLE	226	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1088A1 TRACTOR W/O WINCH

M1088A1, MTV 5 Ton Tractor, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3893

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	226	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4111AB	PY4 PRODUCTION VEHICLE	36	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1088A1 TRACTOR W/O WINCH

M1088A1, MTV 5 Ton Tractor, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3893

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	36	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4112	SECURITY CLASS: Unclassified

4112AA	PY4 PRODUCTION VEHICLE	7	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1088A1 TRACTOR W/WINCH

M1088A1, MTV 5 Ton Tractor, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3900

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	7	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4112AB	PY4 PRODUCTION VEHICLE	4	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1088A1 TRACTOR W/WINCH

M1088A1, MTV 5 Ton Tractor, w/Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3900

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	4	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4113	SECURITY CLASS: Unclassified

4113AA	PY4 PRODUCTION VEHICLE	38	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1089A1 WRECKER W/WINCH

M1089A1, MTV 5 Ton Wrecker, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3892

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	38	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4116	SECURITY CLASS: Unclassified

4116AA	PY4 PRODUCTION VEHICLE	142	EA	$	***	$	***

PROGRAM YEAR:
NOUN: XM1087A1 EXPANS VAN W/O WINCH

XM1087A1, MTV 5 Ton Expansible Van, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-459-0362

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	142	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4116AB	PY4 PRODUCTION VEHICLE	38	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1087A1 EXPANS VAN W/O WINCH

XM1087A1, MTV 5 Ton Expansible Van, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-459-0362

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	38	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4117	SECURITY CLASS: Unclassified

4117AA	PY4 PRODUCTION VEHICLE	107	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1095 MTV TRAILER

M1095, MTV 5 Ton Trailer, Camouflage, as required by Section C.1.2.

NSN: 2330-01-449-1776

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	107	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

4117AB	PY4 PRODUCTION VEHICLE	68	EA	$	***	$	***

PROGRAM YEAR: 4
NOUN: M1095 MTV TRAILER

M1095, MTV 5 Ton Trailer, Tan, as required by Section C.1.2.

NSN: 2330-01-449-1776

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	68	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

4130	SECURITY CLASS: Unclassified

4130AA	PY4 FEDERAL RETAIL EXCISE TAX						1	LO		$	***ESTIMATED

PROGRAM YEAR: 4
NOUN: PY4 FEDERAL RETAIL EXCISE TAX

Federal Retail Excise Tax applicable for selected Program Year 4 Vehicles shipped CONUS.

This is a Cost –Reimbursement SLIN.

	SLIN	Applicable FRET per Vehicle		QTY	AMOUNT

4105AA

4106AA

4106AB

	4111AA	$	***		$	***

	4111AB	$	***		$	***

	4112AA	$	***		$	***

	4112AB	$	***		$	***

	4113AA	$	***		$	***

	4116AA	$	***		$	***

	4116AB	$	***		$	***

				TOTAL	$	***

Note:  The Federal Retailers Excise Tax (FRET) is due to terminate on 01 October 2005.  It is expected that the FRET will be replaced with a new tax at least at the same percentage as the current FRET rate.  Offerors should submit proposals based on this presumption.  See Para. H.20.

(End of narrative B001)

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	68	UNDEFINITIZED

$ ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

5001	SECURITY CLASS: Unclassified

5001AA	PY5 PROGRAM SUPPORT			12	MO		$	***

	PROGRAM YEAR: 5
	NOUN: PY5 PROGRAM SUPPORT

	The Contractor shall perform all of the Program Support requirements for Program Year 5 as required in Section C.2.

	UNIT PRICES:
	The Unit Price for the first 11 months is
	The Unit Price for the 12th month is

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	15-DEC-2007

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	002	1	15-JAN-2008

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	003	1	15-FEB-2008

		$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	004	1	15-MAR-2008

		$ ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	005	1	15-APR-2008

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	006	1	15-MAY-2008

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	007	1	15-JUN-2008

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	008	1	15-JUL-2008

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	009	1	15-AUG-2008

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	010	1	15-SEP-2008

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	011	1	15-OCT-2008

$ ***

	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	012	1	15-NOV-2008

$ ***

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5002	PY5 DATA REQUIREMENTS	1	LO	$	**NSP	**	$	**NSP	**

NOUN: PY5 DATA REQUIREMENTS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 5

The Contractor shall submit all Technical Data for Program Year 5 as set forth in Exhibit A, “Contract Data Requirements List (CDRL).”

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	3

DEL REL CD	QUANTITY	DEL DATE
001	1	SEE DD FORM 1423

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

5003	PY5 OPTIONS

NOUN: PY5 OPTIONS
SECURITY CLASS: Unclassified

PROGRAM YEAR: 5

The Contractor’s prices for Program Year 5 options for this contract are contained in Attachment 038. The attachment contains options for the following:

a. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to non-option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

b. Vehicle Options IAW H.9.1

c. Arctic Kit, Paint and Corrosion Protection Compound options to be applied to option vehicles IAW H.9.1.7, H.9.2.1 and H.9.3.

d. System Technical Services Options IAW H.9.6

e. STS – CONUS Maintenance Technical Representative Options IAW H.9.6

f. STS – OCONUS Maintenance Technical Representative Options IAW H.9.6

g. Test Support Services Options IAW H.9.4 and H.9.5

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5101	SECURITY CLASS: Unclassified

5101AA	PY5 PRODUCTION VEHICLE	615	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1078A1 CARGO TRUCK W/O WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-6343

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	615	UNDEFINITIZED

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5101AB	PY5 PRODUCTION VEHICLE	330	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1078A1 CARGO TRUCK W/O WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/o Winch, Tan Paint, as required by Section C.1.2.

NSN: 2320-01-447-6343

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	330	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5102	SECURITY CLASS: Unclassified

5102AA	PY5 PRODUCTION VEHICLE	80	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1078A1 CARGO TRUCK W/WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3888

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	80	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5102AB	PY5 PRODUCTION VEHICLE	37	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1078A1 CARGO TRUCK W/WINCH

M1078A1, LMTV 2.5 Ton Cargo Truck, w/Winch, Tan Paint, as required by Section C.1.2.

NSN: 2320-01-447-3888

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	37	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5103	SECURITY CLASS: Unclassified

5103AA	PY5 PRODUCTION VEHICLE	8	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1079A1 LMTV VAN W/O WINCH

M1079A1, LMTV 2.5 Ton Van, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-4938

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	8	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5103AB	PY5 PRODUCTION VEHICLE	17	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1079A1 LMTV VAN W/O WINCH

M1079A1, LMTV 2.5 Ton Van, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-4938

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	17	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5104	SECURITY CLASS: Unclassified

5104AA	PY5 PRODUCTION VEHICLE	311	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1082 LMTV TRAILER

M1082, LMTV 2.5 Ton Trailer, Camouflage, as required by Section C.1.2.

NSN: 2320-01-449-1775

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	311	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5104AB	PY5 PRODUCTION VEHICLE	600	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1082 LMTV TRAILER

M1082, LMTV 2.5 Ton Trailer, Tan, as required by Section C.1.2.

NSN: 2320-01-449-1775

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	600	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5105	SECURITY CLASS: Unclassified

5105AA	PY5 PRODUCTION VEHICLE	205	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1083A1 CARGO TRUCK W/O WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3890

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	205	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5105AB	PY5 PRODUCTION VEHICLE	96	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1083A1 CARGO TRUCK W/O WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3890

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	96	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5106	SECURITY CLASS: Unclassified

5106AA	PY5 PRODUCTION VEHICLE	58	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1083A1 CARGO TRUCK W/WINCH

M1083A1, MTV 5 Ton Cargo Truck, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3884

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	58	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5107	SECURITY CLASS: Unclassified

5107AA	PY5 PRODUCTION VEHICLE	27	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1084A1 CARGO W/O WINCH W/MHE

M1084A1, MTV 5 Ton Cargo Truck, w/o Winch, w/MHE, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3887

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	27	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5107AB	PY5 PRODUCTION VEHICLE	2	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1084A1 CARGO W/O WINCH W/MHE

M1084A1, MTV 5 Ton Cargo Truck, w/o Winch, w/MHE, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3887

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	2	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5108	SECURITY CLASS: Unclassified

5108AA	PY5 PRODUCTION VEHICLE	13	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1085A1 LWB TRUCK W/O WINCH

M1085A1, MTV 5 Ton LWB Cargo Truck, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3891

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	13	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5108AB	PY5 PRODUCTION VEHICLE	11	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1085A1 LWB TRUCK W/O WINCH

M1085A1, MTV 5 Ton LWB Cargo Truck, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3891

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	11	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5111	SECURITY CLASS: Unclassified

5111AA	PY5 PRODUCTION VEHICLE	105	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1088A1 TRACTOR W/O WINCH

M1088A1, MTV 5 Ton Tractor, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3893

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	105	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5111AB	PY5 PRODUCTION VEHICLE	48	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1088A1 TRACTOR W/O WINCH

M1088A1, MTV 5 Ton Tractor, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-447-3893

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	48	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5112	SECURITY CLASS: Unclassified

5112AA	PY5 PRODUCTION VEHICLE	2	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1088A1 TRACTOR W/WINCH

M1088A1, MTV 5 Ton Tractor, w/Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-447-3900

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	2	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5116	SECURITY CLASS: Unclassified

5116AA	PY5 PRODUCTION VEHICLE	106	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: XM1087A1 EXPANS VAN W/O WINCH

XM1087A1, MTV 5 Ton Expansible Van, w/o Winch, Camouflage, as required by Section C.1.2.

NSN: 2320-01-459-0362

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	106	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5116AB	PY5 PRODUCTION VEHICLE	40	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: XM1087A1 EXPANS VAN W/O WINCH

XM1087A1, MTV 5 Ton Expansible Van, w/o Winch, Tan, as required by Section C.1.2.

NSN: 2320-01-459-0362

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	40	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5117	SECURITY CLASS: Unclassified

5117AA	PY5 PRODUCTION VEHICLE	185	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1095 MTV TRAILER

M1095, MTV 5 Ton Trailer, Camouflage, as required by Section C.1.2.

NSN: 2320-01-449-1776

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	185	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

5117AB	PY5 PRODUCTION VEHICLE	51	EA	$	***	$	***

PROGRAM YEAR: 5
NOUN: M1095 MTV TRAILER

M1095, MTV 5 Ton Trailer, Tan, as required by Section C.1.2.

NSN: 2320-01-449-1776

(End of narrative B001)

Packaging and Marking
UNIT PACK: 1

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

DEL REL CD	QUANTITY	DEL DATE
001	51	UNDEFINITIZED

FOB POINT: Origin

SHIP TO: FREIGHT ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

5130	SECURITY CLASS: Unclassified

5130AA	PY5 FEDERAL RETAIL EXCISE TAX						1	LO		$	*** ESTIMATED

PROGRAM YEAR: 5
NOUN: PY5 FEDERAL RETAIL EXCISE TAX

Federal Retail Excise Tax applicable for selected Program Year 5 Vehicles shipped CONUS.

This is a Cost –Reimbursement SLIN.

The contractor shall complete the following table and enter the total in the amount column.
	SLIN	Applicable FRET per Vehicle		QTY	AMOUNT

	5105AA	$	***		$	***

	5106AA	$	***		$	***

	5107AA	$	***		$	***

	5107AB	$	***		$	***

	5111AA	$	***		$	***

	5111AB	$	***		$	***

	5112AA	$	***		$	***

	5116AA	$	***		$	***

	5116AB	$	***		$	***

		TOTAL			$	***

Note:  The Federal Retailers Excise Tax (FRET) is due to terminate on 01 October 2005.  It is expected that the FRET will be replaced with a new tax at least at the same percentage as the current FRET rate.  Offerors should submit proposals based on this presumption.  See Para. H.20.

(End of narrative B001)

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	UNDEFINITIZED
$ ***

B.1                                                  ESTIMATED COST, FIXED FEE AND PAYMENT.

B.1.1                                         The following applies to any available option exercised for System Technical Support (STS), STS CONUS Maintenance Technical Representatives and STS OCONUS Maintenance Technical Representatives.

B.1.2                                         The Estimated Cost for performance of the Level of Effort (LOE) for the options for System Technical Support (STS), STS CONUS Maintenance Technical Representatives and STS OCONUS Maintenance Technical Representatives is as set forth in Attachment 38, Option Prices.  These amounts shall constitute the “Estimated Cost” for the purpose of the contract clause entitled:  “Limitation of Cost” FAR 52.232-20.

B.1.3                                         The fixed fee(s), as set forth in Attachment 38, Option Prices, will be paid to the Contractor at the completion of the LOE specified in those options, following certification by the Contractor that it has exerted the level of effort specified (i.e., hours or mandays as appropriate), and upon such effort considered satisfactory to the Contracting Officer.  However, the Contractor may present with each voucher for its costs, a fee voucher in the amount bearing the same percentage for fixed fee as the certification (B.1.3) bears to the total level of effort (i.e., hours or mandays as appropriate).

B.1.4                                         The individual estimated cost and fixed fee for System Technical Support (STS), STS CONUS Maintenance Technical Representative and STS OCONUS Maintenance Technical Representative effort are based on the Contractor furnishing the level of effort (i.e., hours or mandays as appropriate) for those options.  To support payment for work performed under exercised options, the Contractor shall state the level of effort exerted and shall certify that the level of effort has been expended in accomplishment of the work agreed to by the Contractor, with each voucher submitted.  The Contractor shall only be paid fee for the hours expended in the level of effort.  Any “unused” fee which remains because of “unused” hours shall be deobligated from the contract.  The Contractor, prior to the Work Directive being signed, will estimate and provide the material and other direct costs which will be a separately priced Contract Line Item Number (CLIN).  The fee associated with these costs will be at the same rate for that program year as stated for the STS hours.  Any unused dollars, fee or material in this separate CLIN will be deobligated.

B.1.5                                         When all of the work directives under a System Technical Support (STS) CLIN have been completed, and in order to facilitate closeout of that CLIN, the Contractor will provide a certificate of completion for DCMA concurrence.

B.1.6                                         When a STS or MTR option is exercised, the CLIN will contain a narrative showing a “composite hourly/daily billing rate” consisting of the estimated cost per hour/day plus a pro-rated amount of the fixed fee.

*** END OF NARRATIVE B 001 ***

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

	Regulatory Cite	Title	Date

C-1	52.204-4003 (TACOM)	START OF WORK MEETING	MAY/2000

The contractor shall host a start of work meeting at its facility, unless some other location is designated in the contract, within 30 days after contract award.  The contractor shall at a minimum invite the Contracting Officer’s Representative (COR) identified in Section G or in an appointment letter, the Contract Specialist identified on the face page of this document, and the Administrative Contracting Officer (ACO).  The COR, Contract Specialist, and ACO shall be given at least 14 days advance notice of the time, date, and location of the start of work meeting.  The preferred method of notification is by email.

[End of Clause]

C-2	52.211-4053 (TACOM)	REQUIRED TAILORING LANGUAGE TO ELIMINATE CLASS I OZONE- DEPLETING SUBSTANCES (CIODS)	MAR/2000

(a)                               The purchase description or Technical Data Package (TDP) for this contract incorporates one or more specifications or standards that, in their unmodified form, either authorize or require the use of Class I Ozone-Depleting Substances (CIODS).  For purposes of your performance on this contract, those specifications (which are identified in paragraph (b) of this clause) are modified by special tailoring language which appears in the TACOM Acquisition Center’s web-site.  Directions for reaching our web-site and locating the required tailoring language appear in paragraph (c) of this clause.

(b)                              Tailoring language to eliminate the authorization or requirement to use Class I Ozone-Depleting Substances (CIODS) is hereby incorporated into this contract by reference.  Packaging Specifications MIL-L-61002 and MIL-STD-129, where they apply, are affected by this tailoring language.  Other specifications and standards affected are:  MIL-C-53072.

(c)                               The CIODS listing that contains the required tailoring language is on the TACOM Acquisition Center web-site, which you can reach by using this URL:  http://contracting.tacom.army.mil/ciods.html

[End of Clause]

C.1                                                  Conformance with Specifications, Drawings and Requirements.

C.1.1                                         Vehicle Deliveries.  The Contractor, as an independent Contractor and not as an agent or employee of the Government, shall within the schedule and constraints of this Phase II Competitive Rebuy production contract, deliver FMTV vehicles and other supplies in the quantities and for the prices set forth in Section B, Attachments 37 and 38.  The vehicles and supplies shall be in conformance with the requirements as detailed in C.1.2 below.

C.1.2                                         Vehicle Configuration (as illustrated in Attachment 42).  The Family of Medium Tactical Vehicles (FMTV) and associated kits/supplies required to be delivered under this contract shall be manufactured in accordance with the following:

C.1.2.1                                Order of Precedence for Technical Requirements.  The order of precedence for technical requirements of this contract is as follows:

1)                   Contract Clauses, Sections C, H and E in that order.

2)                   ATPD 2131C (Attachment 1)

3)                   Technical Data Package (Attachments 2 & 3) as modified by C.1.2.5

4)                   Other Attachments (Reference J.1)

NOTE:  Section I.1 contains the Order of Precedence for the entire contract.

C.1.2.2                                Government Configuration.  The Government FMTV A1 CR Configuration includes the applicable specifications, drawings, supporting technical data, and special requirements specified therein.  The Government Configuration is made up of the ATPD 2131C (Attachment 1), the Technical Data Package (Attachment 2) and supplemental Engineering Change Proposals (ECPs) and Requests for Deviation (RFDs) provided (Attachment 3).  These three attachments combine to make the Government FMTV A1 CR Configuration.

C.1.2.3                                Contractor Phase II Proposed Change (Attachment 18).  It is presumed that the Contractor has incorporated into his Phase II changes (Attachment 18) the same changes as proposed and tested in Phase I.  Contractor may have, however, added, modified or withdrawn Phase I changes, or added new changes based on the following:

1)                   Contractor may have proposed new changes as necessary to meet added requirements contained in ATPD 2131C (Attachment 1) or in response to Government baseline Phase I Test Incident Reports (TIRs).

2)                   Phase I TIRs attributed to Contractor proposed Phase I changes which resulted in Test Work Authorization Documents (TWADs) or Failure Analysis & Corrective Action Reports (FACARs).

3)                   Contractor Phase I changes which had to be modified or withdrawn because of interface issues related to new Government ECPs (contained in Attachments 2 and 3) incorporated into the TDP since Phase I configured vehicles were tested.

4)                   In cases of duplication between a Government ECP (Attachments 2 and 3) and a Contractor Phase I ECP, the Contractor has the option to use the ECP of their choice.

5)                   The Contractor may have determined that, based on business judgment, a Contractor change that may have been successfully tested in Phase I was nevertheless withdrawn in the best interests of the Contractor.

C.1.2.4                                TDP Review Change Proposals.  For purposes of defining the FMTV A1 CR Production Configuration TDP Baseline, the Government FMTV A1 CR Production Configuration TDP (C.1.2.2) is modified to include Phase I Technical Data Package Review Change Proposals (TDPRCPs) Attachment 40.  Attachment 40 is defined as a listing of the TDPRCPs from Phase I (28 November 2000 TDP) and updated to include discrepancies or deficiencies found in the TDP dated 1 May 2002 (Attachment 2) and ECPs/Deviations provided in Attachment 3.  Each proposal shall contain the information required in order to correct any data deficiency constituting an actual or practical impossibility which would preclude manufacture or assembly.

C.1.2.5                                FMTV A1 CR Production Configuration.  The FMTV A1 CR Production Configuration is the Government FMTV A1 CR Configuration (C.1.2.2) plus Contractor Phase II changes (C.1.2.3) plus any TDP Review Change Proposals (C.1.2.4) as contained in the Contractor’s final proposal and is part of this contract.  This FMTV A1 CR Production Configuration shall be the configuration that the Contractor will purchase parts to and build in accordance with, subject to C.1.2.1, and the configuration that the Contractor will warrant pursuant to H.5.2.5.

C.1.2.6                                Within 60 DAC, the Contractor shall submit their Contractor Phase II proposed changes as proposed in Attachment 18 for Government Configuration Control Board (CCB) Evaluation.  The ECPs shall be prepared and submitted IAW C.2.2, CDRL A003, DI-CMAN-80639C(T) and Instructions for Preparing ECP Forms, Attachment 6.

C.1.2.7                                The Contractor shall submit PPEPs for the items identified in their TDPRCP as submitted in their Phase II proposal.  The PPEPs shall be prepared and submitted IAW C.2.2, CDRL A005, DI-CMAN-80639C(T) and Instructions for Preparing ECP Forms, Attachment 6.  PPEPs shall be submitted within 90 DAC.

C.1.2.8                                The Contractor shall incorporate into the FMTV A1 CR Production Configuration and production vehicles only those PPEPs/ECPs/VECPs/RFDs that have been approved by the Government and authorized by the PCO.

C.1.2.9                                Government Production Configuration and TDP.  Following incorporation of all contractor changes as specified in C.1.2.6 and C.1.2.7, the updated configuration shall be designated the GOvernment FMTV A1 CR Production Configuration, and the updated TDP shall be designated the Government FMTV A1 CR Production TDP.

C.1.2.10                          Government Rights to Contractor ECPs.  To the extent permitted under DFARS 252.227-7013, DFARS 252.227-7014, and DFARS 252.227-7015, the Government shall have unlimited rights to the ECPs incorporated into this contract pursuant to C.1.2.3 and C.1.2.4

C.1.3                                         Vehicle Description.

C.1.3.1                                The Family of Medium Tactical Vehicles (FMTV) is comprised of a series of 2 1/2- and 5-ton trucks and trailers that share many common components.  In addition to standard cargo models, the family includes dump trucks, tractors, wreckers and long wheel base cargo and chassis.  This contract will also include the first production of an expansible van and the High Mobility Artillery Rocket System (HIMARS) chassis (1).  The “cab-over” design is capable of operating both on- and off-road at gross combined weight.  For the 4x4 Light-Medium Tactical Vehicle (LMTV) Cargo model, this is defined as the weight of the vehicle with full fuel, lubricants, coolant, hydraulic fluid, Basic Issue Items (BII), integral self-recovery which (if applicable), and troop seats, a 3-man crew, plus gear, a 5,000-pound (2,268 kg) payload and a towed load of 12,000 pounds (5,443 kg).  The 6x6 MTV Cargo model, this is defined as the weight of the vehicle with full fuel, lubricants, coolant, hydraulic fluid, Basic Issue Items (BII), integral self-recovery winch (if applicable), and troop seats, load capacity.  Gross vehicle and combined weights may vary for other configurations.

Notes:                                (1) The HIMARS Luancher Chassis is not included in the multi-year base quantity, it will be included in Section H as a ceiling priced option.

C.1.3.2                                The FMTV models covered by this contract are described as follows:

MODEL	NOTES	NOMENCLATURE	NSN

M1078 A1		TRK, CARGO, LMTV w/o winch	2320-01-447-6343
M1078 A1		TRK, CARGO, LMTV w/winch	2320-01-447-3888
M1079 A1		TRK, VAN, LMTV w/o winch	2320-01-447-4938
M1079 A1	(1)	TRK, VAN, LMTV w/winch	2320-01-447-4933
M1080 A1	(1)	TRK, CHASSIS, LMTV w/o winch	2320-01-447-6345
M1082		TRAILER, CARGO, LMTV	2320-01-449-1775
M1083 A1		TRK, CARGO, MTV w/o winch	2320-01-447-3890
M1083A1		TRK, CARGO, MTV w/winch	2320-01-447-3884
M1084 A1		TRK, CARGO, MTV w/ MHE	2320-01-447-3887
M1084A1/RSV	(1) (3)	TRK, CARGO, MTV (HIMARS RSV)	2320-01-495-0110
M1085 A1		TRK, CARGO, MTV LWB	2320-01-447-3891
M1085 A1	(1)	TRK, CARGO, MTV, LWB w/winch	2320-01-447-3897
M1086 A1		TRK, CARGO, MTV, LWB, w/MHE	2320-01-447-3895
XM1087A1	(5)	TRK, VAN EXPANSIBLE w/o winch	2320-01-459-0362
M1088 A1		TRK, TRACTOR, MTV w/o winch	2320-01-447-3893
M1088 A1		TRK, TRACTOR, MTV w/winch	2320-01-447-3900
M1089 A1		TRK, WRECKER, MTV w/winch	2320-01-447-3892
M1090 A1		TRK, DUMP, MTV w/o winch	2320-01-447-3899
M1090 A1		TRK, DUMP, MTV w/winch	2320-01-447-6344
M1092A1	(1)	TRK, CHASSIS, MTV w/o winch	2320-01-447-3894
M1095		TRAILER, CARGO, MTV	2320-01-449-1776
M1096 A1	(1)	TRK, CHASSIS, MTV, LWB	2320-01-447-3885
XM1140	(2) (4)	CHASSIS: HIMARS Launcher Chassis	2320-01-491-3436

Notes:	(1)	No firm requirements for these models in the multi-year base quantity, but they will be included in Section H as fixed price options.

	(2)	Although this model is not included in the multi-year base quantity, it will be included in Section H as ceiling priced options.

	(3)	The HIMARS Resupply Vehicle (RSV) (5 Ton cargo with MHE) will incorporate the A1 CR changes.

(4)

The HIMARS Launcher Chassis will remain the HIMARS A1 TDP chassis and no A1 CR changes will be incorporated.  Once production award is made, the A1 CR changes will be briefed to the HIMARS PM for consideration for incorporation on the launcher chassis on a case-by-case basis.

(5)	The following drawings:

Drawing	Nomenclature

A3191599	Buss Bars
A3191704	Buss Bar Base
A3191708	Washer, Lock Spring Helical

have not been provided to date.  Since these parts are minor in the production of the Expansible Van, the Contractor is allowed to make their best engineering judgement to complete the assembly of this model.  If there is any price difference between what was produced versus what these drawings depict, the Contractor may submit a request for equitable adjustment for these three drawings only.

C.1.3.3                                Kits.  The following Kits are included in the contract:

C.1.3.3.1                       Troop Seats – shall be installed on all M1078A1 LMTV Cargo, M1083A1 MTV Cargo and M1085A1 MTB LWB Cargo vehicles.

C.1.3.3.2                       Arctic Kits – (Option requirement – See H.9)  Vehicles required to be delivered with “Arctic Kits” shall be delivered with the applicable kits listed on drawing 19207 -12422040 installed, with the following exceptions:

(a)                                            Kit 57K1973 (Swingfire) shall not be installed, and

(b)                                           Kit 57K1971 shall be installed, along with the following parts:

Part Number	Nomenclature

19207-12417696	Mounting Bracket
19207-12421245	Electrical Fuel Heater
19207-12414419-076	Bolt
19207-12378619-003	Switch
19207-12414308-002	Nut
19207-12414309-022	Bolt
19207-12414419-092	Screw
19207-12414473-011	Washer
19207-12414473-013	Washer
19207-12418124-003	Hose
19207-12419150-001	Connector

Vehicles with Arctic Kits shall be delivered with arctic fuels, lubes and fluids as specified in the FMTV Lubrication Chart(s).

C.1.3.4                                Paint.

C.1.3.4.1                       Camouflage.  The standard vehicle paint is 3 color camouflage pattern.  A list of approved drawings is contained at Camouflage Paint Drawings, Attachment 4.

C.1.3.4.2                       Tan color 686A (Chip #33446, Fed Std 595).

C.1.3.4.3                       Green color 383 (Chip #34094, Fed Std 595)  Original base coat full coverage.

C.1.3.4.4                       Sand color (Chip #30372, Fed Std 595)  Original base coat full coverage.

C.1.4                                         Vehicle, TDP and Logistics Warranties.  The vehicles shall be covered by Warranties as described in Section H.5.  The cost of these warranties shall be included in the vehicle unit price.

C.1.5                                         FMTV Technical Data Package/3D Solid Model.  The FMTV TDP, Attachment 2, is converted to “Pro/Engineer” 3D Solid Models.  Attachment 39 contains the currently available 3D Solid Models.  The Contractor shall provide 3D PRO/E solid models of the vehicles M1078A1 and M1083A1 after updating with the Contractor proposed changes within 240DAC, IAW CDRL A001, DI-SESS-81000B.  The Contractor shall furnish 3D PRO/Engineer solid models of the remaining FMTV A1 CR variants after updating with Contractor proposed changes within 300 DAC award or 300 days after receipt of the Government provided 3D solid models, whichever is later, IAW CDRL A001, DI-SESS-81000B.  The Contractor is not responsible for modeling components missing from the Government provided 3D solid model, unless that item has been impacted by a Contractor initiated change.  When integrating an assembly into the Government provided 3D solid model the Contractor is responsible for modeling the interfacing surfaces only.  The Contractor is not responsible for providing the subcomponents of the assembly, except where necessary for sparing purposes.  It will be the Contractor’s responsibility to integrate periodic Government provided updates for revised/additional components into the model.  The Contractor shall submit modeling and simulation data for the M1079A1 without winch, M1085A1 without winch, XM1087A1 without winch and M1090A1 with winch 90 DAC or 90 days after receipt of Government baseline model data sheets, whichever is later, IAW CDRL A089, DI-SESS-81000B.

C.1.6                                         Definitions.

C.1.6.1                                Days/Months after Contract

C.1.6.1.1                       Unless otherwise specified, Days after Contract (DAC) refers to calendar days after contract award.

C.1.6.1.2                       Unless otherwise specified, Months after Contract (MAC) refers to the months following award calculated from the date of award.

C.1.6.1.3                       Years.  Unless otherwise specified, Fiscal Year (FY) refers to the Government Fiscal Year.  The Government FY is from 1 October until the following 30 September.  Calendar Year (CY) is from 1 January through 31 December.

C.1.6.2                                A deficiency which precludes actual manufacture and assembly is one in which the contract cannot be performed in strict accordance with the technical data by the Contractor or any other responsible source of supply because of drawing or specification error.

C.1.6.3                                A deficiency which precludes practical manufacture and assembly is one in which performance of the contract in strict accordance with the technical data would entail extreme and unreasonable difficulties and exorbitant costs on the part of the Contractor, or any other responsible source of supply.

C.1.6.4                                Reserved.

C.1.6.5                                Deviation.  A Request for Deviation (RFD), which is submitted before commencing production of an item under contract, is a one-time request for authorization to deviate from a requirement of the FMTV Baseline Technical Data Package.

C.1.6.6                                Reserved.

C.1.6.7                                Warranty of Technical Data.  The Contractor guarantees that their Technical Data is free from deficiencies which would preclude, from an actual or practical the manufacture or assembly of the end item and that items manufactured in accordance with the Contractors Technical Data will meet or exceed all contract requirements.

C.1.7                                         Embedded Diagnostics and Embedded Training.

C.1.7.1                                Integration of Embedded Diagnostics.  The Contractor shall establish a complete program to meet all requirements that result in the incorporation of the block improvements in the first vehicle of the third program year including their options and included in the production price of the vehicle for PYs 3 through 5 and their options.  The Embedded Diagnostics Block Improvement applies to all configurations and variants of the FMTV.  Design must be capable of retrofit to the first vehicle of the first program year.  The Contractor shall provide vehicles with the equipment and software necessary to meet the embedded diagnostics requirement.  The Contractor shall incorporate the necessary modifications into all appropriate technical and logistics documentation to reflect the integration of embedded diagnostics.

C.1.7.1.1                       Embedded Diagnostics Requirements.  The FMTV shall be capable of performing vehicle health monitoring and health checks using internal embedded resources.  The FMTV shall employ standard sensors and data busses that will monitor data, signals, measurements and built-in test equipment.  These devices shall provide a comprehensive source of data to accomplish complete and accurate system level diagnostics and fault isolation to the serviceable component level and system health monitoring for critical subsystems consisting of the Engine Transmission, Central Tire Inflation and ABS Brake system.  The minimum acceptable level of diagnostics and health check monitoring is defined by the fault code list in Attachment 43, Embedded Diagnostics Function List.  FMTV health status and diagnostic information shall be displayed to operator and crew, as well as maintenance personnel, without the need for external support equipment (such as SPORT/ICE or MSD/ICE).  The FMTV shall use common data/information interchange network in accordance with standards defined in the Joint Technical Architecture – Army (JTA-A), Version 6.5 or later version, to provide access to FMTV health data.  Diagnostic capability shall be compatible with the Army Diagnostic Improvement Program, the existing FMTV IETM, and the Global Combat Support Systems GCSS-A.  The confidence level goal is 99% accuracy to an ambiguity group of 1.

C.1.7.2                                Embedded Training.  Simplicity of maintenance actions, ease of access and full Embedded Training (ET) is the preferred approach to Training Aids, Devices, Simulators and Simulations (TADSS).  Unlike Embedded Diagnostics, ET refers to training embedded in the IETM (not in the vehicle hardware).  ET may be performed on external support equipment such as MSD/ICE or other displays.  ET is computer based and should incorporate a mix of audio and text within an interactive training scenario.  ET is intended to facilitate individual, self paced training outside of a classroom environment.  ET shall include training tasks that can be performed in the deployed theater, in garrison and in a field environment.  The Contractor shall leverage already developed appended and stand-alone systems and technology to the greatest extent possible, with the intent of maximizing standardized training and systems commonality with the potential of significant cost savings.  The Embedded Training is required to be incorporated in the IETM at the time the IETM is delivered to support initial fielding of the FMTV A1 CR, IAW CDRL A043.

C.1.7.2.1                       Incentive.  An incentive of up to $350,000 may be available for the degree of simplicity of required training inherent in the vehicle’s design as demonstrated during the Validation/Verification Training Time (Instructor and Key Personnel Training PY2) for repairs and services.  All repairs and maintenance should be designed to be executed with a minimum of 50% reduction in the time required to train for repairs and services of the current FMTV.  There shall be no increase of maintenance complexity or degradation of reliability or performance.  The determination of the award of the incentive amount specified in this clause will reside solely with the PCO and is not subject to the Disputes clause (FAR 52.233-1).

C.1.7.2.2                       Interactive Multimedia Instruction (IMI) Definition:  IMI is a term applied to a group of predominantly interactive, electronically delivered training and training support products.  IMI products include instructional software and software management tools used in support of instructional programs.

C.1.7.2.3                       Requirements.  The Contractor shall embed the training programs listed below into the IETM.  The task training shall be in an IMI program format developed using the existing EMS-2 software.  All training programs embedded in the CR IETM shall have the same delivery capabilities as the IETM itself.  The Government Training POC will provide a sample IMI program at the Contract Start of Work Meeting.

A.                Operator Level (-10)

a.                    Cab tilt procedures

b.                   PMCS

1.                    Air tanks service

2.                    Air dryer service

3.                    Fluid level checks

c.                    Preparation for internal air transport

d.                   Proper use of the WARMUP/OFF/RETARD switch

B.                  Unit Level (-20)

a.                  Air dryer maintenance

b.                   Wheel bearing shim pack adjustment

c.                    Cab air/hydraulic system theory of operation and maintenance

d.                   Starting system theory of operation

e.                    Charging system theory of operation

f.                      Pneumatic system theory of operation

g.                   Hydraulic system theory of operation (wrecker)

h.                   CTIS seal replacement procedures

C.                  Direct Support Level (-34)
Axle input pinion seal replacement (rear axle)

D.                 General Support Level (-34)
3 Stage hydraulic pump repair (wrecker)

C.1.7.2.4                       Design Information.  Each IMI shall:

A.                Have a “hot button” in the CR IETM that will allow it to be brought up when the button is depressed.  The “hot button” shall be marked “training” to identify for the user that training is embedded for that particular task or task related theory of operation.

B.                  Include voice and animation where appropriate

C.                  Depict respective “flows” in a “Point-to-Point” format for the starting, changing, pneumatic and hydraulic system.

D.                 Have, at a minimum, a ten point multiple choice objective test.  Exit criteria for each test shall be a minimum of 70% correct answers to indicate a minimum mastery level of the related subject matter material.

E.                   Provide feedback indicating whether or not the answer selected was correct or incorrect.  The feedback shall be placed at the end of the test and shall indicate which answers were responded to correctly/incorrectly.

F.                   Be developed in such a manner that a student shall not gain access to the correct answers.

G.                                          Be “user friendly” and allow the student to be guided through the learning program with ease and without confusion in a step-by-step fashion.

C.1.7.5                                Delivery Information.

A.                                             Should the Contractor have IMI programs already developed or access to a source for any of the IMI  requirements cited above, the Government Training POC will review the programs to make a determination for suitability and placement into the CR IETM.

B.                                               Resource information for development of the above IMI products can be found in MIL-HDBK-29612-3A, Development of Interactive Multimedia Instruction (IMI), part 3 of 5 parts.  This handbook can be accessed at http://dtswg.msiac.dmso.mil/revision/hdbk3.pdf.

C.                                               Development and delivery of the IMI training packages shall be in accordance with Data item Description, DI-SESS-8526B(T) IAW CDRL  A086.

D.                                              Development and delivery of the exit criteria test for each IMI program shall be in accordance with Data Item Description, DI-SESS-81525B(T) IAW CDRL A087.

C.1.7.3                                Future Initiatives for Embedded Diagnostics and Prognostics and Embedded Training.  The Contractor shall identify initiatives to enhance embedded diagnostics and/or add prognostics or enhance embedded training as technology matures.  The Government will consider Enhanced Embedded Diagnostics/Prognostics Initiatives (EEDPIs) and Embedded Training (ET) and decide whether to pursue any of them further.  Subsequent Contractor development of EEDPI and ET concepts may be accomplished via a Government-directed STS effort.

C.1.8                                         Total Contract Effort.  This contract shall consist of Vehicle Production, Program Support, and System Technical Support (STS) and options contained in Section H.  These components are identified as follows:

C.1.8.1                                Vehicle Production.  Vehicles shall be produced IAW Section C.1.

C.1.8.2                                Program Support.  Program Support IAW C.2 shall include all Contractor effort necessary to support production and delivery of base and option vehicles listed in H.9.  This includes, but is not limited to parts obsolescence, new materials/vendors, and/or manufacturing processes.   Program Support will be fixed price and will include the following elements, which are addressed in detail in Sec. C.2 of this contract:

Program Support Categories

A.                              • Pre-Production Effort

• Pre-production Engineering Proposals (PPEPs)

• Test ECPs

B.                                Production Effort

• ECP/VECP Requirements – (Contractor generated) – No cost if implementation does not exceed $10,000

• Value Engineering

• Government Testing Requirements

a.                                  First Production Vehicle Inspection (FPVI)

b.                                 Production Verification Testing (PVT)

c.                                  Component First Article Tests (CFAT)

d.                                 System Support Package (SSP)

e.                                  New Equipment Testing

f.                                    PVT Training

g.                                 I&KPT

• Vehicle Tracking Report

• The Army Maintenance Management System (TAMMS) Equipment Control Records

• Integrated Logistics Support (ILS) Management in Support of Contractor Generated ECPs, to include:  Logistics Management Information (LMI), Provisioning, Publications Revision, Vehicle Refurbishment, Army Oil Analysis Program (AOAP) Report Update, Logistic Demonstration, System Support Package

• Training Instructor and Key Personnel (I&KP) Training

C.                                Program Management

• Meeting/IPT Requirements – agendas, minutes

• CDRLs and Data Item Descriptions (DIDs)

• Cost Related Reports

a.                                  Contractor Cost Data Reporting (CCDR) Requirements

b.                                 Cost Reports for Cost Reimbursable CLINs

• Configuration Management Plan

• Life Cycle Cost Management Initiatives

• Maintainability Initiative

C.1.8.3                                System Technical Support (STS).  STS IAW C.3 consists of separate cost reimbursement options for this production contract.  Specific tasks will be assigned through work directives by program year.  The Contractor shall serve as custodian of the FMTV TDP for the duration of this contract.  STS includes but is not limited to Government-directed ECPs, ECPs in support of fielded A1/A0 vehicles, Logistics effort in support of Government-directed ECPs and the Expansible Van, and the Maintenance Technical Representatives (MTRs).  STS is identified in more detail in Sec C.3 of this contract.

C.2                                                  Program Support (CLIN 1001AA, 2001AA, 3001AA, 4001AA and 5001AA)

C.2.1                                         Configuration Management:  The Contractor shall maintain a complete Configuration Management Program that contains plans and procedures for its implementation.  The program shall contain and define the procedures for implementing configuration management and planning, configuration identification, configuration control, configuration status accounting, configuration verification and audit, and data management.  The Contractors Configuration Management program shall track engineering changes from conception through incorporation to the production hardware, TDP, spare parts system.  The Contractor’s electronic system shall maintain and update all configuration management change development, tracking, and implementation data.  Change implementation shall be identified to the part lot, and vehicle serial number.  The Contractor’s configuration system shall be able to track by drawing/part revision level and identify the configuration differences between production TDP(s) and the STS TDP.  The Contractor shall provide the Government (PM, FMTV Configuration Management) with read-only on-line access to the contractor’s configuration status accounting database.  The Government’s access should allow for viewing and querying of data records and documents, and running Bill of Material (BOM) reports.  The Government’s access should use existing functions/capabilities of the contractor’s system.  Upon Government request, the Contractor shall make available any and all of the Configuration Management Program documentation, such as plans, procedures and reports.  Updates to the Configuration Management Plan shall be submitted as necessary at the monthly management reviews.  The Contractor may use MIL-HDBK-61A (SE) for guidance.

C.2.1.1                                PPEP/RFD/ECP/VECP Requirements (CDRLs A003, A004, A005, A006, and A007).

C.2.1.1.1                       General.  Only no-cost/cost reduction type changes will be generated under the Program Support CLINs of this contract.  The Contractor will use PPEPs/RFDs/ECPs/VECPs as appropriate.  ECPs developed by Government direction shall be incorporated into this contract by contract modification.  The Contractor shall develop at no additional cost ECPs to resolve deficiencies as a result of First Article Test failures.  The Contractor shall submit Requests for Deviation (RFD) to effect a temporary physical change to the production configuration.  The Contractor shall submit no cost ECPs to effect a permanent change to the production configuration and the TDP.  The Contractor may submit Value Engineering Change Proposals (VECPs) that impact the ATPD 2131C, Attachment 1, the TDP, Attachment 2, the 3D Solid Model, Integrated Logistics Support (ILS), Manpower Personnel Integration (MANPRINT), and Life Cycle Cost (LCC) to effect permanent changes to the production hardware and where costs savings are applicable.  The Contractor shall prepare and submit Pre-production Engineering Proposals (PPEPs) to correct the manufacturing deficiencies as documented in the Contractors Technical Data Package Review Change Proposal which was developed under the Phase I contract and submitted with their Phase II contract proposal.  All PPEP/RFD/ECP/VECP packages with marked drawings, impact sheets, technical manual/RPSTL change pages, revised packaging data sheets shall be submitted in a *.pdf file.  Pro/ENGINEER solid models will be submitted as separate attached files IAW C.2.1.1.1.4.

C.2.1.1.1.1              Submittal of Data.  All changes (PPEPs/RFDs/ECPs/VECPs) that impact ATPD 2131C, Attachment 1, the FMTV TDP, Attachment 2, the 3D Solid Model, the Technical Manuals/ILS, MANPRINT, or LLC shall be submitted to the PCO for approval.  See paragraph C.2.6.1.1 for electronic data submission requirements.

C.2.1.1.1.2              Compatibility with A1/A0 Technical Data Package and Fielded FMTV A1/A0 Vehicles.  The Contractor shall identify within the PPEPs/RFDs/ECPs/VECPs generated under Program Support and/or STS of this contract whether the proposed change is compatible with the FMTV A1/A0 TDP and currently fielded FMTV A1/A0 vehicles.  If the proposed change is not compatible or creates an incompatibility with the FMTV A1/A0 spare/repair parts, the Contractor shall identify the incompatibility and possible consequences or adverse effects that will occur if the change is implemented.

C.2.1.1.1.3              Reserved.

C.2.1.1.1.4              Drawings/Solid Models.  With each proposed change package (PPEPs/RFDs/ECPs/VECPs), the Contractor shall provide a 3D Solid Model in Pro/ENGINEER, Version 2001, of all new parts IAW Attachment 28.  Existing TDP parts and assembly drawings that are affected shall be clearly marked to identify the proposed change in a From – To condition.  Affected drawings must be capable of being displayed in a “2D” format.  The marked drawings shall be provided in the same software as the change package (e.g. Microsoft, Adobe Acrobat).  If the proposed change package is adding a new part for which a drawing or solid model does not exist, the Contractor shall provide a solid model and 2D drawing with their package.  New drawings shall be Product Drawings and prepared IAW ANSI Y14.5M, ANSI Y14.100, and ANSI Y14.24 per DI-SESS-81000B, CDRL A001.  Solid models should be developed using the guidelines presented in the document titled 3 Dimensional Technical Data Package Configuration Management & Modeling Interim Operating Procedure for PM-FMTV provided as TACOM 3D TDP Interim Operating Procedure, Attachment 5 to this contract.  To the extent permitted under DFARS 252.227-7013, DFARS 252.227-7014 or DFARS 252.227-7015, the Government shall have unlimited rights to the drawings or solid models provided under this contract.

C.2.1.1.1.5              ECP/VECP Co-User Requirements – If and/or when the Contractor prepares an ECP against documents impacting configuration items which do not belong to the Family of Medium Tactical Vehicles, regardless of whether the Contractor is the drawing custodian or not, the Contractor shall electronically provide a complete ECP package IAW A003, DI-CMAN-80639C(T), and A004, DI-CMAN-80639C(T) to the co-user(s), requesting comments on the change.  When the Contractor is not the custodian of the affected document, the Contractor shall prepare and provide a complete ECP package to the custodian and all known co-users, requesting concurrences / nonconcurrences / comments.  (NOTE:  The Government shall provide the Contractor access to TACOM Technical Data/Configuration Management System (TD/CMs) or Automated Configuration Management System (ACMS) in order for the Contractor to be able to verify custodian and co-users.)  If the Contractor does not receive a response from a co-user/custodian by the Government Configuration Control Board (CCB), the Contractor shall notify the Government Configuration Management Functional Technical Representative (CM FTR) of the non-response.  The Government CM FTR will then contact the appropriate Government office to obtain the co-user concurrence.

C.2.2                                         Engineering Change Proposals (CDRL A003)

C.2.2.1                                PPEP/ECP/VECP Number Assignment.  The Contractor shall request a block of PPEP/ECP/VECP numbers from the Configuration Management (CM) Functional Technical Representative (FTR).  These numbers shall be used on an individual basis as a control identifier for the change packages.  Once a number is assigned to the first submission of a change package, that number shall be retained for all subsequent submissions of that change package.  Once a PPEP/ECP/VECP is approved, it cannot be changed, supplemented, or revised.  A new ECP will be developed and submitted to correct, change, or amend an existing approved ECP/VECP.  The Contractor shall maintain records of where and when each number was used.  The Contractors records shall track each number from point of assignment through incorporation to the production line.  These records shall be provided to the Government upon request.  When a PPEP/ECP/VECP requires change or revision prior to approval, the changed and/or revised proposal shall be identified by adding the identifier “R*”, where * is the number of the revision.  These identifiers will become a permanent part of the ECP number.  The complete ECP number including change/revisions identifiers shall not exceed 15 characters.

C.2.2.2                                Engineering Change Proposals (ECPs).  Under the terms of this clause, the Contractor shall prepare complete ECPs IAW the instructions at Instructions for Preparing ECP Forms, Attachment 6.  The Contractor may use the following standard ECP Forms:  DD 1692, DD 1692/2, DD1692/3, DD1692/4 and DD1692/5.  The Contractor may develop their own forms for the submission of PPEPs/ECPs/VECPs.  Contractors forms will have to be agreed upon by the Project Manager, Medium Tactical Vehicles (PM, MTV) Configuration Management Office.  These forms will contain all the same information required by the standard ECP Forms.  Each ECP shall contain an ECP Enclosure List and ECP Interchangeability Form.  Instructions and examples of these forms are provided also in Instructions for Preparing ECP Forms, Attachment 6.  Each ECP shall contain applicable Specification Change Notices (SCNs) and Notices of Revisions (NORs) CDRL A002, DI-CMAN-80642C.

C.2.2.2.1                       With each ECP submitted consistent with C.2.1.1.1.2, the Contractor shall justify the need for making a permanent change to the production configuration and FMTV TDPs.  This justification shall address what effect the proposed change will have on the production, fielding, retrofit, spare/repair parts, fielded A1/A0 configurations of FMTVs, performance, manufacturing, quality, maintenance, packaging, MANPRINT, logistics, safety, transportability, cost (production and support), electromagnetic environmental effects and nuclear survivability (if applicable).  For Interface Control ECPs, the Contractor shall obtain concurrence from all interface parties and include their concurrence as part of the ECP package.  When introducing new parts to the production configuration, the Contractor shall develop and submit Pro/ENGINEER solid model and drawings IAW paragraph C.2.1.1.1.4.  Any ECPs that the Contractor initiates shall be prepared and submitted IAW  CDRL A003, DI-CMAN-80639C for evaluation and approval.

C.2.2.2.2                       ECP Enclosure List – For each PPEP/ECP/VECP, the Contractor shall prepare an ECP Enclosure List and incorporate it as Page 2 of the ECP package.  The list shall identify all documents (i.e. changed drawings, new drawings, packaging sheets etc.) contained in the ECP package.  In addition, the list shall identify all end items affected, what specific elements will be affected, what other ECPs are pending against the documents listed, and what National Stock Numbers (NSN), if any, will be impacted by any part number change referenced in the ECP.  Instructions for completing the ECP Enclosure List are found at Attachment 6.

C.2.2.2.3                       ECP Interchangeability Form – For each ECP/VECP, the Contractor shall provide an ECP Interchangeability Form to document the effect the proposed change has on interchangeability or when there is an add or delete or parts.  The Interchangeability Form shall follow the ECP Forms and precede the NORs in each change package.  Instructions for completing the ECP Interchangeability Form are found at Instructions for Preparing ECP Forms, Attachment 6.

C.2.2.2.4                       Notice of Revision (NOR) A002 DI CMAN-80624C.  The Contractor shall prepare a NOR for each drawing affected by an ECP.  The Contractor shall utilize the DD Form 1695 and the instructions provided in Instructions for Preparing ECP Forms, Attachment 6 of this contract.  The changes shall be described in the body of the form in a FROM – TO format.  A NOR form shall be prepared for each drawing changed, obsoleted, or superseded by the ECP.  A NOR form is required for new drawings not previously released to the Government TDP.

C.2.2.2.5                       Specification Change Notice (SCN).  The Contractor shall prepare and process SCNs when a permanent change to the system specification is warranted.  The SCN shall be submitted in lieu of a NOR as part of a Class I ECP.  The Contractor shall use the SCN form DD1696 and instructions at Instructions for Preparing ECP Forms, Attachment 6 when preparing an SCN.

C.2.2.3                                Value Engineering Change Proposals (VECPs) – VECPs shall be prepared IAW CDRL A004, DI-CMAN-80639C, pursuant to the VE Clause, FAR 52.248-1 and in the same manner as Class I ECPs.  (See para C.2.2) VECPs shall be prepared IAW the forms and instructions provided in Instructions for Preparing ECP Forms, Attachment 6.  The VECP shall address what effect the proposed change will have on the TDP, performance, manufacturing, quality, maintenance, packaging, MANPRINT, logistics, safety, transportability, spare/repair parts, cost savings, and nuclear survivability (if applicable).  It must also address what effect the VECP will have on the current production, the A1/A0 fielded vehicles, and retrofit.  For VECPs affecting interface control, the Contractor shall obtain concurrence from all interface parties and include such concurrences as part of the VECP package (CDRL A004).

C.2.2.4                                Preproduction Engineering Proposals (PPEPs) CDRL A005 DI-CMAN-80639C.

C.2.2.4.1                       The Contractor is required to correct those deficiencies to technical documentation listed in Attachment 40 without any equitable adjustment in the contract price or delivery schedule under the Changes clause or any other clause except as is otherwise provided in this clause.  Only those deficiencies identified in the TDP Review Change Proposal which would preclude actual or practical manufacture or assembly, including errors or omissions in drawings, tolerance stack-ups beyond the overall specified tolerance limitations for any item, dimensions resulting in no-fit conditions, requirements for material which are not readily available or suitable for production, processing requirements not suitable for production, are to be corrected under this clause.  This clause is not intended to place upon the Contractor any design responsibility under this contract except as provided herein.  Therefore, the Contractor cannot under this clause add, remove, or replace parts, components, or hardware.  (For changes see C.2.2)

C.2.2.4.2                       Prior to First Article Testing (FAT) (see schedule in section F), the Contractor shall submit a final list of recommended corrective actions in the form of a data change proposal, hereinafter referred to as a PPE Proposal (PPEP) in order to correct any deficiency which would preclude practical manufacture or assembly in order to assure that:

a.                    The contract items including all components, assemblies, and parts can be produced, fabricated, and assembled in strict accordance with the technical data, corrected as required by this clause.

b.                   The quality assurance provisions are compatible with all other technical data.

c.                    The engineering associated lists are compatible with all other technical data.

d.                   The parts and materials required for vehicle assembly can be procured and manufactured in accordance with the applicable technical data of this contract.

C.2.2.4.3                       The Contractor shall prepare a DD Form 1692 Engineering Change Proposal (ECP) Page 1 or equivalent, ECP Enclosure List, and a DD Form 1695, Notice of Revision (NOR), CDRL A002, DI-CMAN-80624C for each PPEP.  The final document shall be clearly identified by bold marking PPEP at the top of each page.  In addition to the preparation instructions found in Instructions for Preparing ECP Forms, Attachment 6, the PPEP shall clearly and explicitly identify the existing condition as well as the proposed change with particular emphasis on the need for change.  Each PPEP package shall include applicable drawings with the changes clearly marked.  Each PPEP package shall include any other technical data necessary for expeditious evaluation by the Government.

C.2.2.4.4                       Approval Requirements.  The Government shall approve/reject in writing any PPEP by providing notice to the Contractor within 25 calendar days after receipt IAW CDRL A005, CDRL-CMAN-80639C..

C.2.2.4.5                       Upon Government approval of a PPEP, the Contractors obligations as relates to such PPEP shall be discharged to the extent that the deficiency is corrected in all vehicles produced under this contract.  If the incorporation of such approved PPEP does not correct the deficiency, the Contractor shall yet remain responsible for resubmitting a request for further changes to the technical data without increase in contract price or extension in delivery schedule and incorporate such PPE change as approved into the contract items not yet accepted by the Government.

C.2.2.5                                Request For Deviation.  When deviations to the FMTV Production Configuration or any other contract requirement are considered necessary by the Contractor, a RFD may be submitted utilizing DD Form 1694 and prepared according to the instructions provided at Instructions for Preparation of Request for Deviation, Attachment 7 and CDRL A006 DI-CMAN-80640C.  The RFD shall be annotated by the Contractor to reflect the anticipated production effectivity point by vehicle serial/registration number and date.  Deviations and Waivers shall contain copies of revised Solid Models and affected drawings IAW para. C.2.1.1.1.4 as well as any other supporting data necessary to fully understand the proposal and make a determination.  Any RFDs, which if approved, would require a decrease to the contract price, shall contain the required cost proposal data and shall be submitted with the RFD package.  The cost proposal data shall be prepared IAW Section I of this contract and contain pricing data to support cost evaluation, negotiation, and an equitable adjustment to the contract.

C.2.2.6                                Effectivity Certification.  Changes resulting from PPEPs/RFDs/ECPs/VECPs will be incorporated to the production line upon notification by the PCO. Each PPEP/RFD/ECP/VECP shall be applied to the production line at a single cut-in point (single vehicle), in their entirety.  For each change document, the Contactor shall prepare and submit an effectivity cut-in certification according to the instructions at Instructions for Preparing ECP Forms, Attachment 6.  The Contractor shall obtain Defense Contract Management Agency (DCMA) verification before electronically submitting the effectivity form to the Government (CDRL A007).

C.2.2.7                                Configuration Status Accounting & Engineering Records (CSAER).

NOTE:  The Government has changed to an on-line web based configuration management system.  Portions of this system are still underdevelopment.  Contractors submittal format is to be on-line or batch metadata.  Currently only the on-line submittal and data entry is available.  Due to the advancements made in computer systems available, the Government retains the right to change a different on-line web based configuration management system.  The government will be responsible for providing training and instruction to contractor personnel if a change in configuration management system occurs.

C.2.2.7.1                       CSAER Submittal & Validation – Contractors quality provisions shall assure that accurate and complete CSAER on-line computer input metadata is provided.  The Contractor shall be able to access the on-line system via personal computer over the Internet.  The Government shall provide training on how to access and input metadata on-line.  The metadata shall define the detail part records, the part, assembly, and vehicle configurations, and change/release records as a result of ECPs/VECPs/RFDs/PPEPs.  The Contractor shall submit with each ECP/VECP/RFD/PPEP the metadata to create/update/revise the FMTV configuration metadata for each part, assembly, and vehicle configuration affected by the change document.  Submittal of CSAER data to institute a complete and permanent audit trail history of Product Baseline drawings/documents including subsequent changes to that baseline (the CSAER submittal which will be as a result of approved ERR packages) shall be the responsibility of the STS Contractor.  The media used to input CSAER data should be web based online access or batch metadata submittal when available.  Password and security clearance may be required to access the on-line system.  The contractor shall contact PM, FMTV Configuration Management who will contact a TACOM Information Assurance Security Officer (IASO) who will assist in the completing and submission of the forms.  Depending on the system access requirements the Contractor may need to provide completed security investigation paperwork to TACOM Intel and Security Division, ATTN:  AMSTA-CM-XSC (Gayle Bedwell), ext (586) 574-6262.  The Contractor will also need to provide accreditation/certification of their site to TACOM-Warren Information Assurance, contact the TACOM-Warren IA TEAM, Steve Twynham, ext (586-574-4117 or Jack Ciraulo Ext. (586) 574-8431.  CSAER submittals shall be in accordance with CDRL A073, DI-CMAN-81253A.

C.2.2.7.2                       CSAER Validation – The Contractor shall be responsible for review, edit, and correction if CSAER errors resulting from the Governments audit of the Contractors metadata input.  The Government will provide the Contractor with notification of deficiencies noted in the on-line CSAER database.  The Contractor shall electronically resubmit a corrected package within 14 working days at no cost to the Government.  Periodically the Government will provide the contractor with baseline or bill of material reports, (at assembly level or vehicle level).  The contractor will correct all deficiencies noted in these TDPLs/BOMs and submit corrective data within 14 days in accordance with CDRL A073.

C.2.3                                         Packaging Development Requirements

C.2.3.1                                Packaging Development for Value Engineering Change Proposals (VECP) and Engineering Change Proposals (ECP).  The Contractor shall develop and provide a packaging impact statement for each VECP/ECP.  The packaging impact statement shall include an Item Description Report for each affected item.  The impact statement shall also include an alternate schedule for delivery of the packaging data if the data will not be available within 90 days of approval of the VECP/ECP.

C.2.3.2                                Packaging Development.  The Contractor shall develop initial packaging, maintain and update all packaging data for items assigned Uniform Source Maintenance and Recoverability (SMR) codes equal to PA, PB, PC, PE, PG, PH, KF, & KB.  Items that will not require packaging development are those items with packaging data already in the TACOM Packaging File called PACQ or FEDLOG/FLIS and those assigned a Contractor and Government Entity Code (CAGE) of:  IT416, 21450, 80204, 96906, 10060, 24617, 80205, 99237, 80244, 81343, 81346, 81348, 81349, 81352, 88044.  Nor shall initial packaging data be provided if the Contractors screening of TACOMs Packaging Data Status Report determines that a Level A packaging record is on file.  The government will supply quarterly copies of TACOMs Packaging Data Status Report by e-mail.  The Contractor shall provide the necessary personnel, facilities, equipment, material, and the electronic data interface.  The Contractor shall provide facilities, equipment, materials, and access to the provisioned items for packaging development.  The Contractor shall include information for each of the items so TACOM can determine the adequacy of the packaging submittal.  This includes item drawings and data such as:  Source, Maintenance & Recoverability codes, Unit of Issue codes, Unit of Measure, Measurement Quantity, and copies of applicable Material Safety Data Sheets.  The Contractor shall furnish item drawings and notes sufficient for reviewing the packaging designs in hard copy reproductions or IAW CDRL A008, DI-PACK-80121B.

C.2.3.3                                Item Description.  The Contractor shall describe item characteristics and assess packaging requirements.  The Contractor shall prepare search requests and determine if an existing design is suitable for each repairable item except those items repairable at Organizational Level Maintenance.  The Contractor shall submit the Item Description Report IAW CDRL A008, DI-PACK-80121B.

C.2.3.4                                Packaging Related LMI Data Products (CDRL A008, Logistics Management Information (LMI) Data Products).  The Contractor shall submit LMI data products in electronic format.  The data provided shall apply to a single item in an ASCII text format, see DI-ALSS-81529, packaging data products.  The data provided shall be for every item requiring packaging data.  The required packaging related LMI data products are as detailed below for Appendix B of MIL-PRF-49506:

Data Products Dictionary #	Data Title

0680	NATIONAL STOCK NUMBER (NSN)
0220	PACKAGING INDICATOR CODE (PIC)
1440	TYPE STORAGE CODE (TSC)
1460	PACK LEVEL REFERENCE INDICATOR
0140	PACKAGING DATA PREPARER
1190	SHELF LIFE CODE
1200	SHELF LIFE ACTION CODE
1050	PACKAGING REFERENCE
0480	ITEM NAME
1550	ITEM WEIGHT
1530	ITEM LENGTH
1530	ITEM WIDTH
1530	ITEM DEPTH
0750	PACKAGING CATEGORY CODE
1250	SPECIAL MARKING CODES
0980	QUANTITY PER UNIT PACK
0450	QUANTITY PER INTERMEDIATE PACK
1050	ITEM DRAWING NUMBER
0140	CAGE
0660	PRESERVATION METHOD CODE
0130	CLEANING METHOD CODE
0180	PRESERVATION MATERIAL CODE
1590	WRAP MATERIAL CODE
0200	CUSHIONING MATERIAL CODE
0210	CUSHIONING THICKNESS CODE
1450	UNIT CONTAINER CODE
0440	INTERMEDIATE CONTAINER CODE
1460	UNIT CONTAINER LEVEL CODE
0760	PACKING REQUIREMENTS CODE
1550	UNIT PACK WEIGHT
1530	UNIT PACK LENGTH
1530	UNIT PACK WIDTH
1530	UNIT PACK DEPTH
1520	UNIT PACK CUBE
1290	IN-THE-CLEAR INSTRUCTIONS
0360	HAZARDOUS CODE
1270	SPI DATE
1280	SPI REVISION
1220	SOURCE, MAINTENANCE AND RECOVERABILITY (SMR CODE)
1420	TYPE OF CHANGE CODE (TRANSACTION TYPE)
1470	UNIT OF ISSUE (UI)
1510	UNIT OF MEASURE (UM)

C.2.3.4.1                       Documentation.

The Contractor shall provide documentation with data submittal, as necessary, to permit the government reviewer to determine the adequacy of the prepared packaging analysis and packaging related LMI data.  This includes item drawings and copies of Material Safety Data Sheets.  Additionally, performance test reports and photographic records of packaged item before and after testing shall be delivered for every SPI.

C.2.3.4.2                       Coding.  The following codes are not acceptable for use when using the Select Item coding:

a.                                                Table J.I – Code ZZ

b.                                               Table J.Ia – Code HM, KG, and KH

c.                                                Table J.II – Code Z

d.                                               Table J.III – Code ZZ

e.                                                Table J.IV – Code ZZ

f.                                                  Table J.V – Code ZZ

g.                                               Table J.VI – Code X, & Z

h.                                               Table J.VII – Code 10, F5, MY, NY, NZ, RC& ZZ

i.                                                   Table J.VIII – Z

j.                                                   Table J.IX – Z, 4 & 0

C.2.3.4.3                       Formating.  The electronic format shall be as below:

FIELD	POSITION	LENGTH
NATIONAL STOCK NUMBER	1-13	13
PACKAGING INDICATOR CODE	14-16	3
TRANSACTION TYPE	17	1
LOP A TYPE STORAGE CODE	18	1
LOP B TYPE STORAGE CODE	19	1
LOP C TYPE STORAGE CODE	20	1
LOP A PACK LEVEL REFERENCE INDICATOR	21	1
LOP B PACK LEVEL REFERENCE INDICATOR	22	1
LOP C PACK LEVEL REFERENCE INDICATOR	23	1
LOCAL CONTROL	24-26	3
DOCUMENT REVISION	27-28	2
DOCUMENT DATE	29-34	6
NUMBER OF SHEETS	35-37	3
TD/CMS	38	1
SHELF LIFE	39	1
PACKAGING REFERENCE	40-49	10
ITEM NAME	50-58	9
ITEM WEIGHT	59-63	5
ITEM LENGTH	64-67	4
ITEM WIDTH	68-71	4
ITEM DEPTH	72-75	4
PACKAGING CATEGORY	76-79	4
SPECIAL MARKING	80-81	2
QUANTITY PER UNIT PACK	82-84	3
INTERMEDIATE CONTAINER QUANTITY	85-87	3
CAGE	88-92	5
PART NUMBER	93-113	21
PART INDICATOR	114	1
HAZARDOUS MATERIALS CODE	115	1
PRESERVATION METHOD	116-117	2
CLEANING AND DRYING	118	1
PRESERVATIVE MATERIAL	119-120	2
WRAP MATERIAL	121-122	2
CUSHIONING AND DUNNAGE	123-124	2
CUSHIONING THICKNESS	125	1
UNIT CONTAINER	126-127	2
INTERMEDIATE CONTAINER	128-129	2
UNIT CONTAINER LEVEL	130	1
LEVEL A PACKING CODE	131	1
LEVEL B PACKING CODE	132	1
LEVEL C PACKING CODE	133	1
UNIT PACK WEIGHT	134-138	5
UNIT PACK LENGTH	139-142	4
UNIT PACK WIDTH	143-146	4
UNIT PACK DEPTH	147-150	4
UNIT PACK CUBE	151-157	7
OPTIONAL PROCEDURE INDICATOR	158	1
LEVEL A SUPPLEMENTAL INSTRUCTIONS	159-208	50
SPI REVISION	209	1
SPI DATE	210-214	5
CONTAINER NATIONAL STOCK NUMBER	215-227	13
LEVEL B SUPPLEMENTAL INSTRUCTIONS	228-277	50
LEVEL C SUPPLEMENTAL INSTRUCTIONS	278-327	50
APPROVAL	328-336	9
COMMENTS	337-386	50
STATUS	387-394	8
TRANSACTION DATE	395-400	6

Transactions must be submitted in an ASCII delimited text format using commas as delimiters.  Quotation marks amy be used as text qualifiers but are not required.

C.2.3.5                                Special Packaging Instructions.  The Contractor shall develop, maintain and update the Special Packaging Instruction for each special group item.  Packaging processes and materials shall be described for cleaning, drying, preserving, packing, marking, and unitization.  Figures and narrative data shall be developed to describe the form, fit and function of packaging in sufficient detail for production.  The format and content of Special Packaging Instructions shall be IAW CDRL A0008, DI-PACK-80121B.  The Contractor shall submit TACOM approved Special Packaging Instructions data IAW CDRK A008, DI-PACK-80121B.

C.2.3.6                                Shipment and Storage Instructions.  The Contractor shall develop only new Equipment Preservation Data Sheets for Shipment and Storage (EPDS) instructions.  The Contractor shall maintain and update all the EPDS.  The Contractor shall develop packaging for new Basic Issue Items (BII) and Components of the End Item (COEI).  BII shall be packaged separately from COEI.  The Contractor shall determine stowage locations and securement provisions.   Stowage requirements that deter pilferage and provide for transportation clearances shall be developed.  The BII and COEI shall be packed into wood container(s).  Stowage provisions shall not interfere with lifting, tie down or other transportation handling.  The Contractor will use Purchase Description ATPD 2241 for developing and maintaining EPDS.  The format and content of Shipment and Storage Instructions shall be IAW MIL-STD-3003.  The Contractor shall submit TACOM approved Equipment Preservation Data Sheets for Shipment and Storage (EPDS) IAW CDRL A008, DI-PACK-80121B.

C.2.3.7                                Validation Testing of Preservation Processing and Packaging.  The Contractor shall validate packaging for Select and Special group items IAW Appendix F of Standard Practice for Military Packaging MIL-STD-2073-1C.  The Contractor shall submit, in Contractors format, a report with each packaging data entry.

C.2.3.8                                New and Revised EPDS.  The Contractor shall develop a validation testing proposal for each new and revised EPDS.  The Contractor shall schedule and provide AMSTA-TR-E/MTV a 30 day advance notice of validation testing on each EPDS.  The Contractor shall validate each new and revised EPDS IAW the TACOM approved validation testing proposal.  The Contractor shall submit, in Contractors format and IAW CDRL A008, DI-PACK-80121B.

C.2.3.9                                Status Reports.  The Contractor shall develop and maintain a status report of packaging data.  The Contractor shall use TACOMs Packaging Data Status Report and current provisioning records to establish the status of an items packaging and avoid duplication of effort.

Fore each drawing part number, the Contractor shall develop the following status listings that shall contain:  Commercial and Government Entity (CAGE); Source Maintenance and Recoverability (SMR) code; Item Name (NAME); National Stock Number (NSN); Inventory Control Point (ICP); Packaging Indicator Code (PIC); Local Control (LOC CONT); Date (MMDDYY) of latest packaging document (DATE).

1.                    An Item Status Listing containing the drawings (part) number (listed in part number sequence) with cross-reference to the primary provisioned part number in the notes.

2.                    Engineering Change Listing of each VECP/ECP.

3.                    A Provisioning Change Listing of items affected by a change to the items SMR code, Unit of Issue (UI), Unit of Measure (UM), or Unit Measure Quantity (UMQ).

The Contractor shall update the listings and develop summary of common group, selective group, special group items, items with current and estimated packaging data, and the total number of provisioned items.

Status reports shall be sent quarterly in Contractor’s format and IAW CDRL A008.

C.2.3.10                          Program Schedule.  The Contractor shall determine and update program organization.  The Contractor shall provide and maintain program information related to test and development equipment.  The Contractor shall develop and maintain a plan for access to the parts needed for packaging development.  The Contractor shall develop and maintain a schedule for preservation processing and packaging development to include milestones for developing:  Packaging Data Entry, Special Packaging Instructions, Shipment and Storage Instructions, Validation Test Reports, Status Reports, Item Description Reports, and Long Life Returnable Container Development Records.  The Program Schedule shall be submitted quarterly in Contractors format and IAW CDRL A008.

C.2.3.11                          Long Life Reusable Containers (LLRC).  The Contractor shall maintain and update the existing technical data package (TDP) for LLRC shipping containers for Government directed initiatives.  Updates to the TDP shall include validation testing which establishes the capability of the LLRC to protect the integrity and serviceability of the item for which the container is designed.  The Contractor shall maintain engineering drawings and associated lists to describe the form, fit, and function of each LLR container.  Drawings shall be sufficient to permit competitive procurement of the LLRC.  The Long Life Reusable Container Development Records shall be in Contractors format.  The updated drawings shall be submitted IAW CDRL A008, DI-PACK-80121B.

C.2.3.12                          Hazardous Material Data.                                      A copy of hazardous material data sheet shall be provided for use in packaging development.  The format and content of the hazardous material data sheet shall be IAW 10.2.5b of Data Item Description DI-SAFT-80102B (CDRL A009).

C.2.3.13                          Parts Standardization Plan

C.2.3.13.1                 The Contractor shall prepare a Parts Management Plan IAW CDRL A010, DI-MISC-80526.  For guidance in preparing a plan, the Contractor may use MIL-HDBK-512 AND SD-19.

C.2.3.13.2                 The Contractor shall select parts and conduct a parts management program, IAW the Contractors standard procedures, which assures the equipment (or system) meets the specification performance requirements with the greatest Improved Operational Effectiveness (described as function of performance, reliability, availability, and life cycle costs).

C.2.3.13.3                 The Acquisition Activity will conduct semiannual reviews of the parts program to assess conformance to internal procedures, application of parts for meeting system Improved Operational Effectiveness, and part problem areas.

C.2.3.13.4                 Within 90 days after contract award, the Contractor shall submit a copy of their Parts Management Plan which may include documented internal procedures as set forth in DI-MISC-80526, CDRL A010.

C.2.3.13.5                 The Contractor may request parts selection and application advice from the Acquisition Activity and/or the Military Parts Control Advisory Group (MPCAG).

C.2.3.14                          Specifications and Standards:

C.2.3.14.1                 Specifications and standards shall be considered and selected in the following order of preference:

(1)                                  Commercial (non-Government) specifications and standards (such as SAE ASTM, ANSI, IEEE, etc.)

(2)                                  Performance-based specifications.  Government specifications shall be in a performance-based format.  (i.e., form, fit, function, performance, and interfaces), without stating methods for achieving desired results.

(3)                                  Military-unique or detail specifications and standards, but if selected, full justification must be given as to the reason(s) that a non-Government document or a performance specification cannot be used.  In this case, a waiver must be obtained by the Government (TACOM).

NOTE:  Use of Non-Government Specifications / Standards and / or commercial components shall not in any way degrade Vehicle System performance.

C.2.3.14.2                 When specifications or standards, other than non-Government documents, are required to be prepared, the following formats shall be used:  1) Specifications shall be in book form IAW MIL-STD 961, 2) Standards and handbooks shall be in a book form IAW MIL-STD-962, 3) Specifications, standards, and handbooks prepared shall assure that they do not restrict or preclude competition.

C.2.3.14.3                 The Contractor shall submit a draft of any proposed specification or standard to the Government for review.  An annotated copy will be returned to the Government for amendment of the proposed standardization document prior to submission of the final copy.

C.2.3.14.4                 The revised standardization document(s) will be submitted IAW CDRL A011, DI-SDMP-80579, for final review and approval.  The document shall incorporate all the changes and corrections generated by the review and evaluation of the previous draft.  The final submission shall be provided electronically in *.pdf format.

C.2.3.14.5                 In all instances, the Government shall have final format approval authority, which would include assignment of the document identifier.

C.2.3.14.6                 The application of specifications, standards, and related documents shall be limited to documents specifically cited in the contract as requirements, and to specified portions of documents directly referenced therein (first tier references).  All other referenced documents (second tier and below) shall be for guidance only, unless specifically cited in the contract.

C.2.4                                         Environmental, Safety and Energy Standards and Regulations

C.2.4.1.                             The Contractor shall comply with all federal vehicle safety, noise and emissions requirements and standards, hereinafter referred to as requirements, affecting the supplies to be delivered IAW ATPD 2131C, Attachment 1 and in effect at the time of contract award.  The FMTV trucks shall, however, comply with Environmental Protection Agency (EPA) emission regulations/standards for new motor vehicles and new motor vehicle engines in effect for calendar year 2004 at time of award with the exception of the XM1140 HIMARS Launcher Chassis.

C.2.4.2                                In the event any of the foregoing requirements are changed after award, but compliance is optional on the part of the Contractor, the Contractor shall promptly notify the Government in writing, and the PCO shall have the right to select whether the supplies yet to be accepted and delivered to the Government shall incorporate the optional changes or not.  After receipt of this written notice, the PCO shall provide timely written advice to the Contractor of the Government’s election and, if applicable, the effective date of such change(s).  If the PCO’s election hereunder constitutes a change which causes an increase or decrease in the cost of or time required to perform the contract, Contractor compliance shall be subject to equitable adjustment pursuant to the Changes clause of this contract.  Any change to the trucks mandated by post award changes in law or regulation that had not been scheduled to take effect during the term of the contract at the time of contract award shall be subject to an equitable adjustment.

C.2.4.3                                Safety Engineering.  The Contractor shall integrate system safety engineering into system design efforts.  The Contractor shall address the safety and health requirements of the ATPD 2131C, Attachment 1, in the technical reviews.  System design and operational procedures developed by the Contractor shall consider but not be limited to the following:

a.                    Identifying hazards associated with the system by conducting safety analyses and hazard evaluations.  Analysis shall include both operational and maintenance aspects of the vehicle along with potential interface problems with planned subsystems.

b.                   Eliminating or reducing significant hazards by appropriate design or material selection.

c.                    Controlling or minimizing hazards to personnel that cannot be avoided or eliminated.

d.                   Locating equipment components and controls so that access to them by personnel during operation, maintenance or adjustments shall not require exposure to hazards such as high temperature, chemical burns, electrical shock, cutting edges, sharp points, or concentrations of toxic fumes above established threshold limit values.  All moving parts, mechanical power transmission devices, exhaust system components, pneumatic components and hydraulic components, which are of such a nature or so located as to be a hazard to operating or maintenance personnel, shall be either enclosed or guarded.  Protective devices shall not impair operational functions.

e.                    Assuring that suitable warning and caution notes are included in instructions for operation, maintenance, assembly and repair and distinct markings placed on hazardous components of equipment.

f.                      Ensuring that safety is considered for both operational and maintenance phases of the system.

C.2.4.3.1                       System Safety Program.  To assure the safety objectives are achieved, the Contractor shall implement a System Safety Program.

C.2.4.3.2                       Hazard Identification.  The Contractor shall provide information concerning identified hazards to the Government at IPT/System Safety Working Group Meetings so they can be entered into the Government Hazard Tracking System.  As a minimum, the following information should be provided for each hazard:

a.                    Description of each hazard, to include cause, possible effect, hazard category

b.                   Status of each hazard

c.                    Proposed corrective action

C.2.4.3.3                       Safety Assessment Report (SAR)

C.2.4.3.3.1              As a result of safety analyses, hazard evaluations, and independent Contractor testing, the Contractor shall prepare a Safety Assessment Report.  The safety assessment shall identify all safety features of the hardware, software, system design and inherent hazards and shall establish special procedures and/or precautions to be observed by Government test agencies and system users.  The SAR will be prepared IAW CDRL A009, DI-SAFT-80102B.

C.2.4.3.3.2              A draft SAR shall be submitted 120 days prior to delivery of hardware to the Government for test.  The final SAR shall be submitted 30 days after Government review of the draft.  The final SAR is subject to approval by the Government.

C.2.4.3.3.3              In the event the system is modified or procedural changes made after the final SAR is submitted, the Contractor shall update the SAR to reflect those modifications or changes.

C.2.4.4.                             Radioactive Material.  Radioactive material shall not be utilized in the equipment supplied to the Government under this contract.

C.2.4.5.                             Health Hazard Assessment (HHA).  The Contractor shall prepare a Health Hazard Assessment Report and incorporate the HHA into the SAR as an addendum.  A health hazard is defined in DI-SAFT-80102B.  In preparing the health hazard portion of the SAR, the Contractor shall provide a description and discussion of each potential or actual health hazard issue of concern for each subsystem or component.  The Contractor shall include classification of severity and probability of occurrence, and when the hazards may be expected under normal or unusual operating or maintenance conditions.  The Contractor shall make recommendations for the identified health hazards concerning engineering controls, equipment, and/or protective procedures, to reduce the hazard to an acceptable risk.  Issues to be addressed within the report shall include but not be limited to:

a.                    Noise.

b.                   Toxic Gases.

(1)                                  Carbon Monoxide.

(2)                                  Ammonia.

(3)                                  Oxides of nitrogen and sulfur.

(4)                                  Acrolein.

c.                    Toxic Chemicals.

d.                   Ionizing or non-ionizing radiation.

e.                    Heat and Cold (to include heat stress).

f.                      Shock and vibration to crew members.

g.                   The chemicals identified in the Material Safety Data Sheets to be provided in the SAR (DI-SAFT-80102B).

C.2.4.6.                             Hazardous Materials.

C.2.4.6.1                       Unless written authorization is obtained beforehand from the PCO, the Contractor shall not use cadmium, hexavalent chromium, Class I or Class II ozone-depleting chemicals (ODCs), or other highly toxic or carcinogenic materials in the manufacture and assembly of FMTV-family of vehicles.  The Contractor shall not use materials that are identified in the Registry of Toxic Effects of Chemical Substances, published by the National Institute for Occupational Safety and Health, as materials that will produce toxic effects via respiratory tract, eye, skin or mouth.  Moderately toxic materials may be used, provided the design and control preclude personnel from being exposed to environments in excess of the specified in 29 CFR 1910, Occupational Safety and Health Standards.

C.2.4.6.2                       Government TDP.  The Contractor shall review the Government-furnished Technical Data Package and shall identify any uses of the prohibited materials identified in C.2.4.6.1 in writing to the Procuring Contracting Officer.  This information will be included with CDRL A012 submission requirements.  The Contractor’s written notification shall identify the part/drawing affected, the prohibited substance, shall recommend alternative environmentally-friendly materials, and shall furnish engineering documentation to substantiate any performance variation between the item made of the prohibited material and the item made with the alternative material.  Within 15 days of receipt of the PCO’s determination letter, the Contractor shall submit an Engineering Change Proposal to replace the item made of the prohibited material with that identified in the PCO’s determination letter.

C.2.4.7.                             Hazardous Materials Management Program (HMMP).  The Contractor shall establish, implement and maintain a Hazardous Materials Management Program using National Aerospace Standard 411 (NAS 411) “Hazardous Materials Management Program” as a guide.  The purpose of this program is to eliminate or minimize (where elimination is not possible) hazardous and environmentally unacceptable materials throughout the life cycle of the system to ensure protection of human health and the environment.  The Contractor shall prepare a Hazardous Materials Management Program Plan which, at a minimum, shall identify and describe the organizational relationships and responsibilities for eliminating hazardous materials, define the process used to identify the hazardous materials utilized in the manufacturing process, and establish prioritization criteria for ranking the relative risks of these hazardous materials.  This Plan shall be submitted following the outline contained in NAS 411 paragraph 4.4 per DI MGMT-81398, CDRL A012.  The Contractor shall submit the Hazardous Material Management Reports following the outline contained in NAS 411 per paragraph 4.4 per DI-MGMT-81397, CDRL A013.  The plan and report shall address all process used in the production of the FMTV-family of vehicles, to include vehicle storage after production, and the management of waste and storage/disposal of scrap material generated by the program.  The plan and report shall also identify all hazardous materials required for system production, a listing of prioritized hazardous materials for minimization/elimination per the criteria established in the Hazardous Materials Management Plan, and identify those hazardous materials/processes for which non-hazardous substitute materials/technologies may be available for implementation.

C.2.5                                         Government Testing Requirements.

C.2.5.1                                First Article Requirements

C.2.5.1.1                       First Article Requirements under this contract consist of the following:

a.                                       First Production Vehicle Inspection (FPVI).

b.                                      Production Verification Test (PVT).

c.                                       Component First Article Tests (CFAT).

C.2.5.1.2                       First Article Approval – Government Testing (FAR 52.209-4 Deviation)

a.                                       The Contractor shall deliver First Article Test (FAT) vehicles IAW this contract.  The shipping documentation shall contain this contract number and the vehicle identification number.

b.                                      Within 120 calendar days of completion of all First Article Tests for each model (see paragraph C.2.5.1.1), the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article.  The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract.  A notice of conditional approval shall state any further action required of the Contractor.  A notice of disapproval shall cite reasons for the disapproval.  The Government, at its discretion, may approve the FAT by model, separately.

c.                                       If the first article test(s) is disapproved for not meeting the performance requirements of the ATPD 2131C, Attachment 1, the Contractor, upon Government request, shall submit additional first article vehicles and support, in the same level and manner as the original FAT, for testing at no additional cost to the Government.  After each request, the Contractor shall make any necessary changes, modifications, or repairs to the first article vehicle or select another first article vehicle for testing.  All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests and vehicles following disapproval of tests attributed to Contractor configuration as described in C.1.2.5 or interface deficiencies.  The Contractor shall furnish any additional first article test items to the Government under the terms and conditions and within the time specified by the Government.  The Government shall act on this first article within the time specified in paragraph (b) above.  The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional cost to the Government related to these tests.

d.                                      If the Contractor fails to deliver any first article vehicles on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the DEFAULT clause of this contract.

e.                                       If the Government does not act within the time specified, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the CHANGES clause of this contract the delivery or performance dates and/or the contract price, and any other contractual terms affected by the delay.

f.                                         The Contractor is responsible for providing operating and maintenance instructions and spare parts support during any first article test.

g.                                      Before first article approval, the Contracting Officer may, by written authorization, authorize the Contractor to acquire specific materials or components or to commence production to the extent essential to meet the delivery schedules.  If first article tests reveal deviations from contract requirements, the Contractor shall make the required changes or replace all items produced under this contract at no change in the contract price.

C.2.5.2                                First Production Vehicle Inspection (FPVI)

C.2.5.2.1                       The Government shall select 1 of each model (except for the chassis) for FPVI.  The vehicles selected shall be subjected to inspections by both the Contractor and the Government IAW clauses of the contact and the ATPD 2131C, Attachment 1 FMTV System Specification.  The FPVI shall be initiated at least 30 days prior to the start of the PVT and shall be completed prior to the shipment of the PVT vehicles to the Government test sites.  FPVI shall be considered part of the First Article requirement (Paragraph C.2.5.1.1) of this contract.  The Contractor shall notify the Administrative Contracting Officer (ACO) and TACOM, in writing at least 45 calendar days prior to said inspection stating the time and location.  At the time of said inspection, the Contractor shall make available to the Government representatives, all records of prior inspection, tests, Qualified Product List (QPL) documentation, vendor quality requirements, drawings, and certifications.

C.2.5.2.2                       The Contractor shall prepare a FPVI report for each model (except for the chassis) IAW DID DI-NDTI-80809B (CDRL A014).  The Contracting Officer shall, by written notice to the Contractor within 20 calendar days after receipt of the Inspection Report, conditionally approve, or disapprove, each first production vehicle.  Final approval shall not be made by the Government until satisfactory completion of the PVT portion of the First Article Test (paragraph C.2.5.3 of this contract) for those vehicle types.  A notice of conditional approval shall state any further action required of the Contractor for the applicable first production vehicle or subsequent vehicles.  A notice of disapproval shall cite reasons therefore.

C.2.5.2.3                       If the FPVI is disapproved by the Government, the Contractor may be required, at the discretion of the Government, to repeat any or all of the FPVI.  After notification of the additional inspections, the Contractor, at no increase in contract price, shall make any necessary changes, modifications, or repairs to the first production vehicles.  The Government has the discretion to select another production vehicle for FPVI in lieu of the original first production vehicle.  Upon completion of additional inspection, the Contractor shall again submit an inspection report.  The Contractor shall bear the responsibility for delays resulting from additional FPVI.  All discrepancies found during FPVI shall be corrected on the FPVI vehicles prior to start of PVT.

C.2.5.3                                Production Verification Test (PVT)

C.2.5.3.1                       The PVT shall be conducted by the Government at Government selected test sites IAW ATPD 2131C, Attachment 1.  The vehicle model s for testing are identified below. A schedule of major contract dates is in Section F.  Delays caused by test vehicle breakdown(s) due to poor vehicle quality or workmanship, or failure of the Contractor to provide adequate test support IAW contractual requirements, or failure of the Contractor to comply with the vehicle specification technical requirements shall not be the basis for adjustment of the contract delivery schedule or the contract price.

C.2.5.3.2                       Requirements Applicable to Production Verification Test

a.                                       The test vehicles, representative of the production deliveries, shall be furnished to the Government test site(s) listed in the respective paragraphs.  Transportation charges from the Contractor’s plant to and from the test sites shall be the sole responsibility of the Contractor.

b.                                      Under no circumstances shall any test vehicle be shipped from the Contractor’s facility to the test sties until:

(1)                                  A complete inspection has been performed on each vehicle by a Government team consisting of a formally designated representative of the ACO or a designated TACOM representative.

(2)                                  All deficiencies disclosed by this Government inspection have been corrected by the Contractor and approved by the Government, as evidenced by the DD Form 250, signed by an authorized Government representative before shipment.

C.2.5.3.3                       The Government will provide 1 Phase I MTV Cargo w/MHE as GFP to the Contractor within 60 days after contract award.  The Contractor shall upgrade the vehicle to FPVI electrical/software configuration, with production representative hardware to the maximum extent possible, and ship the vehicle to White Sands Missile Range (WSMR) for Electromagnetic Emissions/Electromagnetic Interference (EME/EMI) and High Altitude Electromagnetic Pulse (HAEMP) testing 120 days after contract award.  The Contractor provide a written notification of the configuration of the vehicle to the Government at the Start of Work meeting.  Transportation charges from the Contractor’s plant to and form the test sites shall be the sole responsibility of the Contractor.  The Government will perform testing and complete the testing within 90 days after vehicle delivery to the test site.  Changes to the vehicle configuration to correct test deficiencies shall be the responsibility of the Contractor and shall be incorporated in all production vehicles starting with FPVI Part 1 vehicles.

C.2.5.3.4                       At the conclusion of the Aberdeen Test Center (ATC) testing identified below, 1 – LMTV cargo truck with trailer and 1 – MTV cargo truck with trailer shall be shipped to the U.S. Army Defense Ammunition Center and School (USADACS), in McAlester, Oklahoma, by the Contractor for Ammunition Certification testing IAW Annex A, para. A.2, as directed by ATPD 2131C, Attachment 1.  The Contractor shall assure the vehicles and trailers are fully operational and reflect the latest vehicle/trailer configuration prior to shipment.

Specific vehicle delivery requirements for PVT Testing are set forth below:

PVT TEST VEHICLE REQUIREMENTS

MODEL		KITS	QTY	MILEAGE	TEST SITE	TEST TYPE

PVT 1:

M1078A1	LMTV CARGO w/w	A, B, C & F	1	20,000	ATC	RAM-D
M1078A1	LMTV CARGO	B	2	As req	ATC	RAM-D/PERF
M1083A1	MTV CARGO	B, F, & N	1	20,000	ATC	RAM-D
M1083A1	MTV CARGO	B, C, G, H & J	2	As req	WES/ATC	RAM-D/PERF
M1088A1	TRACTOR		1	20,000	ATC	RAM-D
M1088A1	TRACTOR		1	As req	ATC	RAM-D/PERF
M1084A1	MTV CARGO w/MHE	I, O	1	As req	ATC/WSMR/YPG	PERF
M1079A1	LMTV VAN	K & L	1	20,000	ATC	RAM-D
M1082	LMTV Trailer		1	12,000	ATC	RAM-D/PERF
M1095	MTV Trailer	M	1	12,000	ATC	RAM-D/PERF

PVT 2:

M1089A1	WRECKER	E	1	12,000	ATC	RAM-D
M1089A1	WRECKER	D & E	1	As req	ATC	RAM-D/PERF

PVT 3:

XM1087A1	EXPANSIBLE VAN		2	20,000	ATC	RAM-D/PERF

PVT 4:

M1090A1	Dump	C, D	2	20,000	ATC	RAM-D/PERF

TEST VEHICLE KIT KEY

(A)	LMHC KIT (One (1) LMTV Only) (Provided by Government to test site and installed by Government at test site)
(B)	MACHINE GUN RING MOUNT KIT (GFE provided to Contractor for installation at the Contractor’s facility)
(C)	TROOP SEATS (Purchased under this contract and installed by Contractor))
(D)	ARCTIC KIT (Purchased under this contract and installed by Contractor)
(E)	ROTATING AMBER LIGHT KIT (Provided by Government to test site and installed by Government at test site)
(F)	Softtop Cargo Cover Kit (Provided by Government to test site and installed by Government at test site)
(G)	S280 Tiedown Kit (Provided by Government to test site and installed by Government at test site)
(H)	TPU Tiedown Kit (Provided by Government to test site and installed by Government at test site)
(I)	Digitization Kit (Provided by Government to test site and installed by Government at test site)
(J)	500 Gal Drum Tiedown Kit (Provided by Government to test site and installed by Government at test site)
(K)	LMTV Van Heater Kit (GFE provided to Contractor for installation at the Contractor’s facility)
(L)	LMTV Van A/C Kit (Provided by Government to test site and installed by Government at test site)
(M)	PU Tiedown Kit for Trailer (Provided by Government to test site and installed by Government at test site)
(N)	200 Amp Alternator Kit (GFE provided to Contractor for installation at the Contractor’s facility)
(O)	SINCGARS Radio Kits (Provided by Government to test site and installed by Government at test site)

C.2.5.4                                Optional Testing

C.2.5.4.1                       Cold Regions Arctic Testing – See Section H.9 Optional Testing

C.2.5.4.2                       Mobility Testing – See Section H.9 Optional Testing

C.2.5.4.3                       Accelerated Corrosion Test (ACT) – See Section H.9 Optional Testing

C.2.5.4.4                       Follow-on Production Testing (FPT) – See Section H.9 Optional Testing for PY2-5

C.2.5.4.5                       Reserved.

C.2.5.4.6                       Reserved.

C.2.5.4.7                       Limited User Test (LUT) for MTV Cargo, LMTV Cargo and MTV Wrecker — See H.9

C.2.5.5                                Course Profiles.  The Government intends to conduct the majority of actual Reliability, Availability, Maintainability-Durability (RAM-D) test miles on the courses identified below for PVT and FPT.  The vehicles shall be complete vehicles, loaded, serviced and fueled as specified in ATPD 2131C, Attachment 1.  However, the Government reserves the right (at its discretion) to test on different courses as long as they are at a level equal to or less than that specified below, as dictated by the availability of test facilities or other program considerations.  The Government also reserves the right to test on any of the courses listed for a group or any combination of curses within a group.  Test courses selected are considered representative of actual terrain profiles and shall be successfully negotiated by the candidate vehicles provided.  Unless otherwise specified, performance shall be demonstrated on the profiles as set in Tables VI through XII of ATPD 2131C, Attachment 1.  Roads and courses are defined as follows:

a.                    Primary Roads – Specified test mileage shall be performed on the courses known as Aberdeen Test Center (ATC) Perryman Test Area (PTA) Paved an Yuma Proving Ground (YPG) Dynamometer Course.

b.                   Secondary Roads – Specified test mileage shall be performed on the courses known as ATC PTA-1 Course, ATC PTA-A Course, ATC Churchville Test Area (CTA)-C Course and ATC Munson Test Area (MTA) Belgian Block and ATC MTA-Gravel and YPG Old Highway 95.

c.                    Cross Country – All specified test mileage shall be performed on the courses known as ATC PTA-3 Course and YPG Truck Level, High Hells and Rolling Hills Cross Country Courses.

d.                   Trails – Specified test mileage shall be performed on the courses known as ATC PTA-2 Course and ATC CTA-B Course and YPG Rock Ledge and Middle East Courses.

C.2.5.6                                System Support Package (SSP)

C.2.5.6.1                       System Support Package List (SSPL) – The Contractor shall prepare and provide a SSPL by e-mail, in Contractor format, for each test required to the Government 60 days prior to delivery of vehicles to Government test sites IAW CDRL A015.  The SSPL shall define the required support elements, including all spare parts required, technical representatives, parts storage containers or trailers required, technical manuals and other items that are required to successfully complete training.

C.2.5.6.2                       System Support Package – The Contractor shall assemble, furnish and ship (to include packing, packaging and transportation) the SSP to each designated test site 30 days prior to the start of a test.  The SSP shall consist of items listed on the SSPL, but is not limited to, the following:

a.                                                     Parts/Items for services and repairs.

b.                                                    Peculiar/common/special tools and Test, Measurement, and Diagnostics Equipment (TMDE).

c.                                                     Training and support of test site personnel.

d.                                                    Personnel requirements quantity by Military Occupational Specialty (MOS)

e.                                                     Basic Issue Items (BII)

f.                                                       List and quantity of expendable supplies such as Petroleum, Oil and Lubricants (POL)

g.                                                    Technical manuals, in draft format with updates as required.

C.2.5.6.3                       Replacement Items – Replacement items required to continue testing, which were not identified or furnished with the SSP or were not furnished in sufficient quantities, shall be provided by the Contractor within 24 hours after notification of the shortage (72 hours for Alaska).

C.2.5.6.4                       Tools and Test Equipment – The Contractor shall identify and utilize existing Government tools and test equipment to the maximum extent feasible.

C.2.5.7                                Contractor Test Support

C.2.5.7.1                       The Contractor shall be responsible for furnishing repair parts and technical support during PVT for the vehicles at all the Government test sites identified in C.2.5.3 of this contract.

C.2.5.7.2                       Contractor technical support shall include technical representation at the Government test site throughout the test period.  The Government will provide storage facilities for Contractor furnished repair parts at the test site.

C.2.5.7.3                       The Contractor shall provide field service representatives at all Government test sites who shall advise and make recommendations to orient and instruct key Government personnel with respect to operations, maintenance, repair and parts supply for the equipment furnished under this contract.  When requested by the Government, the Contractor shall perform all general support and depot maintenance level of repair at each test site.

C.2.5.7.4                       The Contractor shall provide the Government data collector any errors/inconsistencies discovered in technical manuals or publications during this maintenance.

C.2.5.8 Test Deficiencies/Failures

C.2.5.8.1                       A failure is defined as the condition of not achieving the desired end/requirement, i.e. an event, or state, in which a system or a component does not perform as specified in the ATPD 2131C, Attachment 1 and TDP as described in C.1.2.5.

C.2.5.8.2                       A deficiency is defined as a condition that lacks an essential quality or element and may be used synonymously as a failure.

C.2.5.8.3                       In the event of a vehicle/component test failure, the Government reserves the right to retest the vehicle/component upon correction of the failure by the Contractor to the complete extent and duration specified in the test program, or to such lesser extent as the PCO shall consider appropriate in his/her sole discretion.  The Contractor shall be responsible for delays in the program test period resulting from vehicle/component failures and for failing to adequately or timely furnish parts support.  The Government shall have the right to extend the specified program test period accordingly at not increase in contract price.

C.2.5.8.4                       The Contractor, when directed by the PCO, shall correct on-site any failure of the system, which occurs during testing.  Delays caused by defective test items shall not be a basis for adjustment of the contract delivery schedule or the contract price.

C.2.5.8.5                       Deficiencies found during or as a result of First Article Testing, shall be prima-facie evidence that all vehicles/components already produced prior to completion of First Article are similarly deficient.  Such deficiencies on all vehicles/components shall be corrected by the Contractor at no additional cost to the Government except for legacy deficiencies as defined in paragraph C.2.5.9.10.1.

C.2.5.9                                TEST INCIDENT REPORTS/FAILURE ANAYLSIS & CORRECTIVE ACTION REPORT

C.2.5.9.1                       The Contractor shall be responsible for accessing the test site computer databases, i.e. Versatile Information Systems Integrated On-line Nationwide (VISION) / Army Test Incident Reporting System (ATIRS), for all Test Incident Report (TIR) data during Government-required tests.  Receipt of a TIR is defined as the day the TIR is posted to the database (TIR Release Date).  Upon receipt of a TIR, the Contractor shall determine the root cause of the failure and furnish a Failure Analysis and Corrective Action Report (FACAR) with the proposed corrective actions set forth in this contract provision.  The FACAR (i.e. Section VI of the TIR) shall be prepared by the Contractor in the ASCII format Corrective Action data stream identified at Attachment 10 of the contract and as described in the DI-RELI-81315 (T) (CDRL A016).

C.2.5.9.2                       No Contractor entries are required in data blocks 102, 103, 104, and 105.  The first Contractor entry for each FACAR shall record OPEN in data block 100.  No subsequent changes should be made to data block 100.  Responses to data blocks 120-123 shall also include the data identified in DI-RELI-81315 (T).  With the exception of the supporting documents, all required text shall be submitted to VISION/ATIRS through the ASCII format Corrective Action data stream.

C.2.5.9.3                       SUPPORTING DOCUMENTATION – The Contractor shall provide Supporting Documentation (internal assessment, supplier data/vendors analysis, test data, certifications, drawings, digital photographs, etc) for each FACAR IAW CDRL A016.  The Supporting Documentation shall be submitted in *.pdf format in conjunction with the ASCII Corrective Action data stream.  To track multiple source documents related to a single FACAR, the file name shall be composed of a sequential FACAR numbering system (FACAR # - Version # .pdf).

Foe Example:
L5XXXXXXXXXX-A.pdf	—	1st document
L5XXXXXXXXXX-B.pdf	—	2nd document
L5XXXXXXXXXX-C.pdf	—	3rd document

For FACAR revisions, data blocks shall list any additional Supporting Documentation with the new file name.

C.2.5.9.4                       The Contractor shall access the VDLS and ATIRS/VISION System for TIRs and Corresponding FACAR submissions prior to the first scheduled CARB to assure system compatibility and smooth processing of mailed data deliverables.

C.2.5.9.5                       INTERIM FACARs – Interim FACARs shall be provided by the Contractor within the following specified time frames:

a.                                                 Critical Defect – 48 hours after the TIR Release Date.

b.                                                Major Defect – 20 calendar days after the TIR Release Data.

c.                                                 Minor Defect – Optional.

d.                                                Informational – N/A.

The Interim FACAR shall be submitted in the ASCII format Corrective Action Data Stream as identified at Attachment 10 of the contract.  Each applicable Data Block shall retain the following structure:

a.                                                 1st line – Current Date/Name of team member generating the response

b.                                                2nd line – Source Document file name per C.2.5.9.3

c.                                                 3rd line – Relevant content/date of the latest Government CARB Notification (if provided)

d.                                                4th line – Content as described in C.2.5.9.1

e.                                                 Late line – “Action Complete”

C.2.5.9.5.1              The Interim FACAR shall include the following content:

Data Block 120:  Developer’s Analysis of the Problem.

1.                                       Disposition of failed item.

2.                                       Statement as to whether this is a pattern failure (if so, the reports of the other failure(s) shall be referenced).

3.                                       Classification failure (independent or dependent).

4.                                       Failure symptoms.

5.                                       Failure mode.

6.                                       Failure analysis methods to include a preliminary investigation and analysis of each failed test exhibit at a level necessary to identify possible root causes, mechanisms, and potential effects of that failure on the system.

7.                                       Status of the Contractors preliminary investigation and any supplemental information related to the failure (i.e., any internal contractor assessments, records, reports, correspondence, etc.).

C.2.5.9.5.2              If the Government CARB determines that the Iterim FACAR does not meet the above criteria, the Government CARB will notify the Contractor.  The Contractor shall address the stated deficiencies in the Final FACAR.

C.2.5.9.6                       FINAL FACARS - For TIRs where an Interim response is required (Critical/Major) but not submitted within the specified time frame, a Final FACAR is due within 45 calendar days after receipt of the Interim FACAR.  For TIRs where an Interim response is optional (Minor), a Final FACAR is due within 45 days after TIR Release Data regardless of an Interim FACAR submittal.

The Final FACAR shall be submitted in the ASCII format Corrective Action Data Stream as identified at Attachment 10 of the contract.  All Data Blocks shall retain the following structure:

a.                                                 1st line - Current Date/Name of team member generating the response

b.                                                2nd line - Source Document field name per C.2.5.9.3

c.                                                 3rd line - Relevant content/data of the latest Government CARB Notification (if provided)

d.                                                4th line - Content as described in C.2.5.9.6.1

e.                                                 Last line - “Action Complete”

All subsequent FACAR updates shall retain the stated structure.

C.2.5.9.6.1                                                                        The Final FACAR shall include the following content:

a.                                                 Data Block 120:  Developer’s Analysis of the Problem:

1.                                       Disposition of failed term.

2.                                       Statement as to whether this is a pattern failure (if so, the reports of the other failure(s) shall be referenced).

3.                                       Classification failure (independent or dependent).

4.                                       Failure symptoms.

5.                                       Failure mode.

6.                                       Failure analysis methods/results to include a full investigation and analysis of each failed test exhibit at a level necessary to identify the root cause, mechanisms, and effect of that failure on the system.

7.                                       Status of the Contractors final investigation and any supplemental information related to the failure (i.e., any internal contractor assessments, records, reports, correspondence, etc.).

b.                                                Data Block 121:  Status/description of the corrective action.

1.                                       Description of appropriate alternative corrective actions for the individual equipment failed.

2.                                       Status of the technical maturity of the proposed corrective action.

c.                                                 Data Block 122:  Test results on the corrective action.

1.                                       Expected useful life, ie.e. projections of corrective action effectiveness based on test of analysis.

2.                                       Recommended corrective action

d.                                                Data Block 123:  Planned Production Implementation.

1.                                       Planned coordination effort

2.                                       Measures taken to prevent other failures.

C.2.5.9.6.2                                                                        If the Government CARB determines that a FACAR fails to address the criteria stated in C.2.5.9.6.1, the FACAR shall be rejected and the CDRL submittal shall be considered delinquent.

C.2.5.9.7                       The Government CARB members may agree with the Contractor to extend or modify the time period for FACAR submittals.  No corrective action shall be implemented until the Contractor receives written notification from the Government CARB that the FACAR is approved/completed.

C.2.5.9.8                       Revision to TIRs shall be handled in the same manner as stated in C.2.5.9.1 through C.2.5.9.7.  Revisions shall include all previous submittals.  Each submittal shall begin with the current date, author, and most recent official CARB comment.

C.2.5.9.9                       The Contractor shall conspicuously mark, tag, and control each failed test exhibit received from the tester as it corresponds to its respective TIR.  All identified markings/taggings placed on a failed test exhibit by the testers shall be maintained with the exhibit.  Each failed test exhibit supporting the FACAR process shall not be handled in a manner that many obliterate facts which are viewed by the Government CARB as pertinent to the analysis.  The Contractor shall be fully responsible for the storage of each failed test exhibit (no matter where the storage facility is located) and the item(s) shall remain stored pending disposition of the failure analysis and Government CARB notification and approval.

C.2.5.9.10                 Scoring Conference/Corrective Action Review Board (CARB) Meetings

C.2.5.9.10.1                                                                  Scoring conference.  The Contractor shall identify and legacy deficiencies as a part of their failure analysis.  A legacy deficiency is defined as a deficiency caused by a TDP deficiency no inclusive of the Contractor’s Phase II changes (paragraph C.1.2.3), any interface related changes made to parts, components, assemblies or other items necessary to accommodate Contractor changes, and any test related modifications to Contractor changes from the date of proposal submission.  During and after Government testing, Scoring Conferences will be held to review and independently score Test Incident Reports (TIRs) primarily affecting blocks 41-44 of the TIR.  Contractors will be able to attend the conference meeting to present to the Government Scoring Conference members information, evidence, or opinions that the members should consider IAW DA and Congressional directions.  The Contractor will not attend the actual scoring of the TIRs.  During these conferences, the Government will determine which TIRs would qualify as scored mission failures, essential maintenance actions, unscheduled maintenance actions, etc.  IAW Failure Definition/Scoring Criteria, Attachment 11, to develop official reliability, maintainability, and durability assessments.  The Scoring Conference may also at this time revise the incident classification (Critical, Major, Minor, Information) based on known test data and/or the quantity of TIRs for a particular failure mode (AR 73-1, DA PAM 73-1).  The Government will notify the Contractor of the Scoring Conference results within 10 working days of the meeting through the PCO.

C.2.5.9.10.2                                                                  CARB Meetings.  During and after Government testing, CARB meetings will be held to review the functional/performance failure data and corrective action status of all TIRs classified in block 32 of the TIR as Critical,  Major, or Minor.  The CARB will review the contents of CDRL A016 DI-RELI-81315 (T) (primarily affecting blocks 100-123 of the TIR).  FACARs submitted IAW C.2.5.9.1 through C.2.5.9.8 shall not conflict with Contractor submissions made at the Scoring Conference.

C.2.5.10                          Test Vehicle Modifications

C.2.5.10.1                 All desired changes to test vehicle hardware or software shall be initiated by a Test Work Authorization Document (TWAD).  The Government will review and process this form within 2 working days after receipt.  Once a modification has been validated during testing, the Contractor shall initiate Deviation IAW Section C.2.2.5.

C.2.5.10.2                 The form shall be in Contractor format; a copy of which shall be provided to the TACOM Quality Assurance Representative IAW CDRL A017.

C.2.5.11                          Component  First Article Testing (CFAT).  First Article Tests shall be required for all CFATs contained in the FMTV TDP as described in C.1.2.5 as well as the Component First Article Tests specified in the following contract clauses; clauses C.2.5.11.1 through C.2.5.11.10 shall apply to all CFATs contained in the FMTV TDP, Attachments 2 and 3.

C.2.5.11.1                 The Contractor shall perform CFAT on the components and systems list below.  The Government reserves the right to be present at any such testing.  The Contractor shall notify the Government a minimum of 20 days prior to conducting a test.  Failure to notify the Government within the time limit may, at the Governments discretion, be grounds to reject the test.  Where a system is referenced, the Contractor is responsible for conducting the test at the component part level; for example, Steering System requires component level testing of the steering pump, steering gear, steering column, steering wheel, steering shaft, steering assist cylinder, and damper shock, as a minimum.  The test shall include a dimensional inspection that validates the component meets the level 2 drawing requirements.  The approved CFAT procedures shall become the baseline test requirements of the Quality Assurance Provisions.  During the Physical Configuration Audit, a complete review of Quality Assurance Provisions and associated requirements will be performed, if applicable.  First Article Tests shall  evaluate performance, durability, and environmental tests.  Component First Article test items shall be listed on the Quality Engineering Planning List (QEPL) and shall be representative of items to be manufactured using the same process, facilities and procedures as will be used for contract production.  The Contractor is responsible for all CFATs and notifying the Government of components requiring CFAT.  It is the Contractor’s responsibility to assure the QEPL is complete.  Failure to submit a complete list and schedule to the Government will not relieve the Contractor of Component First Article Testing.  Delays in schedule as a result of the Contractor’s failure to identify the CFAT components requiring first article test will be the responsibility of the Contractor.  The component First Article shall be inspected and tested to all requirements of the drawing(s), and specification(s) of the TDP (IAW C.1.2.5) and successfully complete CFATs.

(1)	Engine
(2)	Transmission
(3)	Transfer Case or Drop Box Assembly
(4)	Trailer Leg Mechanism
(5)	Steering System
(6)	Material Handling Equipment(s)
(7)	Cargo/Dump beds
(8)	Dump Body Hydraulics
(9)	Air, Hydraulic oil or fuel tanks / reservoirs
(10)	Fifth Wheel
(11)	Propeller Shaft
(12)	Power Take-Off (PTO) Mechanism
(13)	Van Body
(14)	Brake System
(15)	Pressure Release Valve(s)
(16)	Wheels
(17)	Electronic Control for Engine, Transmission, Central Tire Inflation System, Anti-lock Braking System etc.
(18)	Electrical Wiring System
(19)	Control Station-Control/Gauges
(20)	Suspension System
(21)	Filter/Separator Assembly
(22)	Starter
(23)	Air Cleaner
(24)	Fan, Cooling System
(25)	Fan, Clutch Drive
(26)	Radiator
(27)	Engine After Cooler
(28)	Transmission Oil Cooler
(29)	Cab
(30)	Heater Assembly and Core
(31)	Alternators
(32)	Winches
(33)	Van Heater
(34)	Van Air Conditioner

C.2.5.11.2                 The Contractor shall specify the number of component units required to perform CFAT.

C.2.5.11.3                 Component First Article Test Plan.  The Contractor shall prepare and submit for Government approval, prior to the beginning of any CFAT, a recommended inspection plan for the first article item(s).  CFAT shall be completed 30 days prior to the start of PVT.  Individual First Article Test plans shall be submitted for Government review within 90 days after contract award IAW DID DI-NDTI-80566 (CDRL A018).  The Government will have the right to monitor all CFATs.  The Contractor shall provide a list and time schedule of CFATs as part of this plan, including anticipated completion dates.

C.2.5.11.4                 CFAT Report.  The Contractor shall submit all CFAT Report (s) within 60 days of CFAT completion.  Reports shall be identified CFAT.  The CFAT report(s) shall include part number drawings and Quality Assurance Provisions.  The CFAT report shall be prepared IAW MIL-STD-831 and DID DI-NDTI-80809B (CDRL A014).  CFAT reports shall contain a matrix summary which tabulates each test/inspection performed, results of each test (pass/fail), corresponding page where data is located, Contractor position and any corrective action, if required, shall be included in the report.

C.2.5.11.4.1                                                                  Conditional Acceptance of Components pending CFAT Completion.  The Contractor can use components in the manufacture of FMTV vehicle production, pending successful completion of the CFAT for that component provided:

a.                                                 The Contractor agrees to successfully complete all of the CFAT tests.

b.                                                The Contractor shall rectify all deficiencies/discrepancies in each component that are identified during the subsequent CFAT testing, regardless of the location of each component.

c.                                                 In the event that there is a CFAT failure during the period of time that the Contractor is authorized to use components, then the Government reserves its right to:

(1)                                  Not accept, or cease acceptance, whether conditional or final, of vehicles

(2)                                  Require the Contractor to repeat all, or a portion of, the PVT at the Contractor’s expense

C.2.5.11.5                 Disapproval.  If the CFAT is disapproved, the Contractor, upon Government request, shall repeat any or all CFATs.  After such request for additional tests, the Contractor shall make any necessary changes, modifications or repairs to the First Article or select another First Article for testing.  All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following disapproval.  The Contractor shall then conduct the tests and deliver another report to the Government under the terms and conditions and within the time specified by the Government.  The Government shall take action on this report within the time specified.  The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government resulting from these tests.

C.2.5.11.6                 Changes.  If changes are made to the technical data, production processes, facilities, and/or type of material, a subsequent CFAT may be required, as determined by the Government.  When either of the above conditions occur, the Contractor shall notify the PCO/ACO so that instruction for the submission, inspection and notification of results can be made.  Costs of CFATs resulting from Contractor proposed technical data changes, production process change or material substitution shall be borne by the Contractor.

C.2.5.11.7                 Manufacture.  The Component First Article offered for test(s) must be manufactured at the facilities in which that item(s) is to be produced under the contract.  If the First Article is a component not manufactured by the Contractor, the component must be manufactured at the same facilities in which the component is to be produced for the contract.  A certification by the Contractor to this effect must accompany each CFAT which is offered.  In the event CFAT reveals deviations from contract requirements, the Contractor shall, at the location designated by the Government, make the required changes to the items, or replace all the items manufactured under this contact, at no change in contract price.

C.2.5.11.8                 If not specified otherwise in the applicable specification or Quality Assurance Provisions or elsewhere in this clause, the First Article shall be taken from the first 10 units produced for this contract.  In the event that the first 10 units of a lot are not available, the Government reserves the right to select the CFAT quantity from any lot.

C.2.5.11.9                 Subcomponent First Article Test requirements may be met during the performance of the First Article Test of higher assembly, only if the required characteristics can be tested.  If any characteristic of the subcomponent is not or cannot be tested during the higher assembly testing, the subcomponent shall be tested separately.

C.2.5.11.10                                                                     Reserved.

C.2.5.11.11                                                                     Component First Article Conditions.  The CFAT requirement is considered to be met if the Contractor certifies that (1) the supplier has component First Article Approval on the identical part delivered for use in a previous vehicle production contract with the Government and (2) the supplier has been a continuous supplier of the part (for purposes of this clause, a continuous supplier is defined as one which has not had a break in production in excess of one year, and the design and manufacturing/assembly process or place of manufacture have not been changed).  If military/federal specifications are applicable to the component and changes to these documents have been implemented which may impact form, fit, function or performance, a First Article Test shall be accomplished.  Further, if degradation of performance of the component is evident, as determined by the Government, a First Article Test will have to be accomplished.

C.2.5.12                          Disposition of A11 Test Vehicles/Kits (including optional testing).  Following successful completion of testing, the Government may elect to have specific test vehicles or kits refurbished at Government expense.

C.2.5.13                          Follow-On Production Testing (FPT).  The FPT will be conducted IAW ATPD 2131C, Attachment 1, Section 4, paragraph 4.6 - See Section H.9 Optional Testing

C.2.5.14                          Control Tests.  The control test will be conducted IAW ATPD 2131C, Attachment 1, Section 4, paragraph 4.5.

C.2.5.15                          Limited User Test (LUT) for Expansible Van and Dump Models.  The Government will be conducting a separate LUT for the Expansible Van and Dump Models.  Length of testing will be approximately 3 months for the Expansible Van and 1 month for the Dump.  Testing for the Expansible Van will begin 30 days after completion of PVT.  Testing for the Dump will begin 60 days after completion of PVT.  The delivery requirements are specified below:

LUT Test Vehicle Requirements

MODEL	QTY	MILEAGE	TEST SITE	TEST TYPE

XM1087A1	2	1,000	Ft. Hood	RAM-D/Perf
M1090	2	1,000	Ft. Leonard Wood	RAM-D/Perf

The Contractor shall provide System Support Packages and Contractor Test Support IAW C.2.5.6 and C.2.5.7, TIR/FACAR and Test Vehicle Modification IAW C.2.5.9. and C.2.5.10.  The test vehicles, representative of the production deliveries, shall be furnished to the Government test site.  Transportation charges from the Contractor’s plant to and from the test sites shall be the sole responsibility of the Contractor.

C.2.5.16                          Physical Configuration Audits

C.2.5.16.1                 Physical Configuration Audits (PCA) shall be performed by the Contractor and witnessed by Government personnel to validate the new hardware being introduced to the FMTV TDP, Attachments 2 and 3, utilizing Level 3 drawings of which ECPs have been approved by the Government.  The PCA shall be based on each ECP.  The accomplishment of the PCA shall follow the schedule delineated in the Government-accepted detailed Physical Configuration Audit Plan identified in paragraph C.2.5.16.2 and shall be conducted incrementally on the vehicle, its components and parts of components.  The PCAs shall be completed no later than 120 days after delivery of PVT vehicles.  Guidance for conducting the PCA is contained in Army Regulation 70-69 and MIL-STD-1521.

C.2.5.16.2                 The Contractor shall submit for Government approval, a detailed Physical Configuration Audit Plan, IAW DID DI-CMAN-80556A (CDRL A019).  The PCA shall be phased to 90 days after each ECP is approved.  Each PCA shall be completed within 90 days.  Hardware delivered for the PCA shall be built to Level 3 drawings.

C.2.5.16.3                 The PCAs will be performed on the items selected by the Government.  The Government may, at its discretion, choose any drawing characteristics deemed necessary to verify during the PCA.  The Contractor shall submit a comprehensive list of all current drawings which are contained in the TDP and which are representative of the configuration being audited.  The list shall be provided to the Government 90 days before the start of the PCA.  The Government will select a sample of parts from each increment ad delineated in the Government-approved Configuration Audit Plan.  The number of samples selected shall be IAW the following:

Number of Physical Configuration Audit Items on List or Engineering Change Proposals	Sample Size of Items for Inspection

0 to 8	5
9 to 25	9
26 to 50	13
51 to 90	16
91 to 150	20
51 to 280	32
281 to 500	50
501 to 1200	80
1201 to 3200	125

C.2.5.16.4                 The Contractor shall provide notification to the PCO and the ACO not less than 21 days prior to the conducting of any audit.  An agenda shall be provided IAW CDRL A020.  The Government Quality Assurance Representative(s) shall be present in all cases.  The Contractor shall also provide the PCO (concurrent with the agenda):  (i) all first piece inspection reports; (ii) material, hardness and finish certifications; and (iii) all subassembly inspection/material, hardness and finish certifications.

C.2.5.16.5                 All parts, assemblies, and subassemblies offered for PCA shall be produced using tooling, processing and inspection procedures that will be followed during production.  Quality Assurance Provisions shall be audited to the extent possible to assure compatibility with the drawings.

C.2.5.16.6                 If findings from a PCA disclose no difference between the PCA item, the Level 3 drawings, and related quality assurance technical data, the Contractor shall submit, for approval, a final PCA report, including the PCA Inspection Reports (see DID DI-CMAN-81022, CDRL A021 for guidance).

C.2.5.16.7                 If deficiencies are found during the PCAs and these deficiencies exceed 5% of the total characteristics audited on any increment, the Contractor shall initiate corrective action and be required to provide objective evidence that similar trends do not exist on future submissions to the Government.  Further, the Contractor shall be required to audit the entire drawing package/configuration item and correct all errors if deficiencies exceed 5% of the total characteristics on the Government selected parts.  General characteristics such as component workmanship shall be counted as one (1) per component; i.e., poor soldering on a circuit card, or burns on a component, shall count as one (1) observation and/or one (1) deficiency.  Drawing deficiencies such as spelling errors, drawing format deficiencies, and incorrect dimensioning practices shall be counted as one (1) defect per category; (i.e., a drawing with three (3) misspelled words, four (4) format deficiencies, and five (5) improperly dimensioned items will equal a total of 3 defects, one (1) for each category) and dimensional discrepancies of the hardware or drawings will count as one (1) defect for each discrepancy.

C.2.5.16.8                 The Contractor must correct the errors and present corrective action through an ECP to the Government before PCA approval is considered.

C.2.5.16.9                 In the event deficiencies are not resolved and corrected, the Contractor shall be deemed to have failed to make delivery within the meaning of the DEFAULT clause of this contract.

C.2.5.16.10                                                                     The Government reserves the right to stop acceptance of all vehicles if the PCA is not completed within the schedule specified in this contract.  All costs associated with the contract or failure to complete the PCA as originally scheduled shall be borne by the Contractor.

C.2.5.17                          Reserved.

C.2.5.18                          Continuous Improvement Teams.  The Contractor shall establish continuous improvement teams.  The Contractor shall appoint a representative to function as a Liaison Officer with the Government to keep the Government abreast of progress of the continuous improvement teams.  The Liaison Officer will be responsible for maintaining statistical control charts for Contractor and Government detected discrepancies.  The Liaison Officer should use a combination of statistical signals, Pareto analysis, and customer complaints to determine the vital few characteristics requiring investigation and corrective action.  The continuous improvement teams shall have organizational freedom to cross departmental lines to obtain the resources needed to correct problems.  The Contractor shall assure that corrective action feedback loops are in place to assure corrective action is taken at the source of the problem.  The continuous improvement teams shall assure that the final inspection record is updated as required.  The final corrective action for a particular issue shall address the root cause of the subject failure/problem as well as contain a description of the effort to apply the corrective action, lessons learned, and its applicability to other areas in order to preclude similar failures/problems.

C.2.5.19                          Canceled Specifications and Standards.  Specifications and standards referenced in the ATPD 2131C, Attachment 1 and FMTV TDP, Attachment 2, may be used to satisfy requirements even after the referenced documents are canceled.  Replacement specifications and standards may also be used to satisfy ATPD 2131C, Attachment 1 and FMTV TDP, Attachment 2, requirements in lieu of the canceled document.  Document replacement must be noted in the canceled and/or replaced documents.  A technical evaluation shall be applied to determine the nearest equivalent requirement IAW new specifications or standards.  The Contractor shall document any necessary interpretation and shall make this available to the Government upon request.  The process used by the Contractor shall be submitted to the PCO for review and concurrence 30 days after contract award.  This process shall follow the guidelines contained in DFARS 211.273 entitled Substitutions for Military or Federal Specifications and Standards.

C.2.5.20                          Certification to ATPD 2131C, Attachment 1, Performance Requirements.  Fifteen (15) days prior to First Production Vehicle Inspection (FPVI), the Contractor shall provide all certifications required by ATPD 2131C, Attachment 1 to the Government IAW DI-MISC-80678 (CDRL A022).  The certifications and testing required shall be resubmitted to the Government if changes are made to the hardware and systems subsequent to the original certification.

C.2.6                                         Program Management

C.2.6.1                                Technical Data and Reports

C.2.6.1.1                       Unless otherwise specified, the Contractor shall prepare technical data and reports and submit them in the format and scope specified in the applicable Contract Data Requirements List (CDRLs) (DD Form 1423), Data Item Description (DID) (DD Form 1664) or as described in the contract Scope of Work.  Unless otherwise stated, all technical data and reports shall be submitted by E-mail or by other electronic means mutually agreed to by both parties.  Data/Reports submitted by E-mail shall not exceed 3 megabytes (MB) in file size.  Data/Reports over 3 MB shall be transmitted on a disk via regular mail.  All proprietary data/export control data submitted by the Contractor shall be submitted via a computer disk.

C.2.6.1.2                       Data Item Descriptions.  Copies of standard Data Item Descriptions (DIDs) invoked under this contract shall be provided as Exhibit B of this contract.  Tailored DIDs along with unique DIDs unavailable through normal channels are also furnished with this contract as Exhibit B.  Tailored DIDs are highlighted by the use of “(T)” following the DID number, eg., DI-E-1112(T).

C.2.6.1.3                       Status Report.  The Contractor shall provide the Government with a monthly status report of all technical data and reports required under this contract.  The report shall, as a minimum, list all technical data, reports, studies, analyses, minutes, etc., when they are required, (e.g. monthly, one-time), when the data was delivered, and the requiring office for the item provided.  The report shall identify those items not delivered on time and shall provide a revised date for the delivery of the item.  The Contractor shall include a reason for all items delivered late.  The report shall be in contractor format and shall be provided electronically to the Government no later than the fifteenth of the month.  The first submittal of the report is the first month after contract award.  This report shall be provided to the PCO, the ACO and to the Project Managers Office.  (CDRL A023)

C.2.6.2                                Vehicle Tracking Report.

C.2.6.2.1                       The Contractor shall prepare and deliver a Vehicle Tracking/Shipping Report spreadsheet.  Reporting is required for all truck and trailer CLINs under this contract.  This shall include all vehicle loans.  The first report shall be submitted the day of first vehicle delivery and will be provided electronically.  The report data shall be maintained current for each day’s production as additive to the master file.  The Contractor will submit the report in a mutually agreed upon format in a program, such as Microsoft Excel.  The report will contain the following information, and will be capable of being sorted by any of the columns of information (CDRL A024).

Vehicle Serial No.
CLIN No.
Model
Registration No.
Engine Serial No.
Transmission Serial No.
Build Date
Color
DD250 No.
DD250 Date
Govt. Bill of Lading (B/L) Ship Date
Govt. B/L
Customer (Mark for)/Purpose (such as PM-JSTARS, 519 Bat/IOT&E Vehicle)
MILSTRIP # (Document Number)
Total MILSTRIP Quantity
Ship to City/State
Method of Shipment (Rail/Truck)
If shipped by truck, the Carrier name
Vehicle Type (production or prototype)
Contract Mod for shipping instructions
Loan vehicles will include who vehicle is loaned to, duration, date it will be returned, & purpose of loan

C.2.6.2.2                       Returned Vehicles.  The Contractor shall also prepare and deliver a report for all vehicles returned to the Contractors site, containing the following information (CDRL A024):

CLIN
Vehicle Serial No.

Model No.
Registration No.
Ship from City/State
Vehicle Type (production or prototype)
Identify whether any retrofits, reworks or modifications are required and when they will be completed

C.2.6.3                                Daily Shipping Reports.  The Contractor shall prepare and deliver a Daily Shipping Report spreadsheet, including weekends as applicable.  Reporting is required for all truck and trailer CLINs under this contract.  (CDRL A025).  The first report shall be submitted the day after the shipment of first vehicle and shall be thereafter submitted daily for the previous days shipment.  The report shall be electronically submitted in Microsoft Excel format capable of being sorted by any other the columns of information.  A negative report is required for any day there is no shipment of trucks or trailers.  The report will contain the following information:

Color
Ship Date
Govt. B/L
Vehicle Serial No.
Model
CLIN No.
DD250 Number
MILSTRIP # (Document Number)
Ship to City/State
Mode of shipment (rail, truck)

C.2.6.4                                The Army Maintenance Management System (TAMMS).  The Contractor shall complete DA Form 2408-9, Equipment Control Records for each end item of equipment IAW DID DI-L-1400A and DA Pamphlet 738-750.  The Contractor shall prepare the form to report shipment of the item from the acceptance point of the initial accountable Army consignee (CDRL A026).  The Log Book copy shall be placed in the book binder/equipment record folder and attached to the end item of equipment.  Electronic copies will be delivered to LOGSA and TACOM (CDRL A026).

C.2.6.5                                Cost Related Reports

C.2.6.5.1                       Contractor Cost Data Reporting (CCDR) Requirements.  The Contractor shall submit the cost-related reports specified below.  All reports shall be prepared IAW the data item descriptions.

Form	Title	DID	CDRL
DD 1921	Cost Data Summary Report	DI-FNCL-81565	A027
DD 1921-1	Functional Cost-Hour Report and Progress Curve Report	DI-FNCL-81566A	A028

C.2.6.5.2                       Cost Reports for Cost Reimbursable CLINs.  The Contractor shall prepare and submit a cost report for all CLINs that are on a cost reimbursement basis (CDRL A029).  The report shall be in Contractors format and shall include the following for each CLIN:

a.                                                 Total cost to date

b.                                                Cost at completion

The report shall be submitted quarterly (every 3 months) and shall begin when the Contractor starts incurring costs against any cost CLIN.  The report shall be submitted within 20 days of the end of the quarter the report is for, and shall include information for the last month of the quarter (eg., report if the report is for Apr, May, and Jun; it is due NLT 20 Jul and shall include data for Jun).  The report shall be submitted to the Government as identified in CDRL A029.

C.2.6.6                                Production Reports

C.2.6.6.1                       Production Progress reports as required by FAR 52.242-2, entitled, “Production Progress Report”, shall be prepared IAW the instructions printed on the DD Form 375 or in Contractor’s format.  DCMA review, comments, and signature are required prior to distribution of the report.  Government approval is required if Contractor format is elected.  The report shall be electronically submitted in Microsoft Excel format capable of being sorted.  The first report shall be submitted 3 months prior to the first full month in which vehicle delivery is required.  The report shall be submitted each month thereafter until a final report, so marked, is submitted at the close of the month during which the Contractor has made the final delivery of material under this contract (CDRL A030).

C.2.6.6.2                       All report submittals shall be made not later than the 8th working day of the month following the month covered in the report.  The report shall be sent by e-mail.

C.2.6.7                                Meetings, Reviews and IPT Requirements

C.2.6.7.1                       Meetings.  The Contractor shall conduct the following meetings, unless otherwise notified by the PCO in writing:

C.2.6.7.1.1              Start of Work Meeting.  A Start of Work (SOW) meeting shall be conducted at the Contractor’s facility within 30 days after award of this contract.  It shall last no longer than 2 days.  This meeting shall review the Contractors system and schedules that shall be utilized during this contract.  The meeting will review the following functional areas:

a.                                                 Engineering

b.                                                Product Assurance & Test

c.                                                 Integrated Logistics Support

d.                                                Business Management/Contracts

e.                                                 Program Management Review

f.                                                   Partnering

g.                                                System Technical Support (STS)

C.2.6.7.1.2              Monthly Management Review.  There shall be Monthly Management Reviews.  The review shall last no longer than 1 day.  The reviews shall be held via Video Teleconference (VTC), conference call, or at the Contractors facility, unless otherwise notified by the PCO in writing.  VTC, in lieu of actual face-to-face meetings shall be the preferred method for conducting meetings.  However, the Monthly Management Review shall be held quarterly at the Contractors manufacturing facility.  The Monthly Management Reviews shall include the following:

a.                                                 Engineering Management Review

b.                                                Product Assurance & Test Management Review

c.                                                 Integrated Logistics Support review

d.                                                Business Management/Contracts Review

e.                                                 Program Management Review

f.                                                   Partnering

g.                                                System Technical Support (STS)

C.2.6.7.1.3              Integrated Product Teams (IPTs).  The Contractor shall form IPTs as necessary to interact with the Government Project Manager’s office during the term of this contract.  The following are examples of IPT meetings that are included under this category:

a.                                                 ILS Reviews – ILS Reviews will be event-driven and agreed to by the Government and Contractor.  Publications Reviews and Provisioning Conferences are examples of ILS Reviews included in this category of ILS Reviews.  Meeting times and locations will be agreed to by the IPT.  Meeting agenda will be jointly developed and will focus on the status of the logistics support package, logistics planning, development, schedules, issues and actions.  A record of all key decisions and actions will be maintained by the Contractor, and approved by the Government and Contractor.

b.                                                Quality Assurance Management Meeting – The Contractor shall schedule and participate in Quality Assurance Management Meetings to be held alternately between TACOM and the Contactors production facility of by VTC.  The initial meeting shall be at TACOM and held within 90 days of contract award.  Follow-on meetings shall be held every 60 days thereafter.  Unless agreed otherwise, the meetings shall be no more than day in length.  The Contractor shall present status of agenda topics at the meeting.  The Contractor shall prepare minutes IAW CDRL A031 and an agenda IAW CDRL A020.  For meetings scheduled at TACOM, the Contractor shall include a list of attending personnel with their citizenship and date of birth along with their agenda.

C.2.6.7.2                       Meeting Management.

C.2.6.7.2.1              Agendas.  The Contractor shall prepare agendas for all meetings in the contract in Contractor format.  Agendas shall be submitted by e-mail 5 calendar days prior to the meeting (CDRL A020).

C.2.6.7.2.2              Minutes.  The Contractor shall prepare minutes of meetings specified in the contract in Contractor format.  Minutes, with a list of attendees, shall be provided as identified in CDRL A031 by e-mail, in MS Word format, within ten (10) working days after the meeting.

C.2.7                                         Integrated Logistics Support (ILS)

C.2.7.1                                Basic Requirement.  The Contractor, together with the Government, shall plan, manage, and execute the logistics requirements described herein of the FMTV A1 CR program.  With respect to ILS, the term “FMTV A1 CR program” or “FMTV A1 CR vehicles” refers to the following vehicles:

M1078 A1	TRK, CARGO, LMTV w/o winch	2320-01-447-6343
M1078 A1	TRK, CARGO, LMTV w/winch	2320-01-447-3888
M1079 A1	TRK, VAN, LMTV w/o winch	2320-01-447-4938
M1080 A1	TRK, CHASSIS, LMTV w/o winch	2320-01-447-6345
M1082	TRAILER, CARGO, LMTV	2330-01-449-1775
M1083 A1	TRK, CARGO, MTV w/o winch	2320-01-447-3890
M1083A1	TRK, CARGO, MTV w/winch	2320-01-447-3884
M1084 A1	TRK, CARGO, MTV w/MHE	2320-01-447-3887
M1085 A1	TRK, CARGO, MTV, LWB w/o winch	2320-01-447-3891
M1085 A1	TRK, CARGO, MTV, LWB, w/winch	2320-01-447-3897
M1086 A1	TRK, CARGO, MTV, LWB, w/MHE	2320-01-447-3895
M1088 A1	TRK, TRACTOR, MTV w/o winch	2320-01-447-3893

M1088 A1	TRK, TRACTOR, MTV w/winch	2320-01-447-3900
M1089 A1	TRK, WRECKER, MTV w/winch	2320-01-447-3892
M1090 A1	TRK, DUMP, MTV w/o winch	2320-01-447-3899
M1090 A1	TRK, DUMP, MTV w/winch	2320-01-447-6344
M1092A1	TRK, CHASSIS, MTV w/o winch	2320-01-447-3894
M1095	TRAILER, CARGO, MTV	2330-01-449-1776
M1096 A1	TRK, CHASSIS, LWB, MTV	2320-01-447-3885

Note:  Logistics support for the XM1087A1 TRK, VAN EXPANSIBLE w/o winch, NSN:  2320-01-459-3895 is planned under the STS portion of this contract.  Logistics support for M1084A1/RSV TRK, CARGO, MTV (HIMARS RSV) and XM1140 CHASSIS:  HIMARS Launcher Chassis is being acquired under another contract.

ILS program objectives are to analyze the support requirements and to develop and deliver a logistics support package including parts, provisioning data, technical data, training, and technical support for Contractor-generated ECPs for the FMTV A1 CR vehicles and Special Purpose Kits listed in the ATPD 2131C, Attachment 1, Annex M.  The ILS package shall include all the logistics data specified below, which supports all Contractor-generated ECPs for the FMTV A1 CR vehicles and Special Purpose Kits.  All ILS/Logistics Management Information (LMI) shall be prepared and delivered IAW the requirements specified herein, on the related CDRLs, and IAW guidance provided in Military Handbook 502 Department of Defense Handbook for Acquisition Logistics and Military Performance Specification 49506.  The Contractor shall provide ILS management support that includes:

a.                                                 End Item(s) Configuration Management Control/ILS Functional Interface

b.                                                LMI Research, Analysis, Development, and Documentation

c.                                                 Vehicle System Operation and Maintenance Engineering Analysis/Planning

d.                                                Vehicle System Initial and Follow-on Provisioning/Supply Support

e.                                                 Vehicle System Technical Publications Development and Continuous Update

f.                                                   Operator and Maintenance Training/Training Material Development/Update

Additional ILS program objective is to maintain commonality between variants, and downward compatibility from the FMTV A1 CR models down to the FMTV A0 and FMTV A1 models.

C.2.7.2                                ILS Management Responsibilities.  The Contractor shall appoint an ILS Manager under the FMTV contract who will be the primary Point of Contact (POC) for the Contractor development of logistics products for the production effort and STS effort (C.3.4.2).

a.                                                 Be responsible for managing Contractor efforts to meet logistics planning requirements defined by the ILS Integrated Product Team (IPT)

b.                                                Serve as the lead for the Contractor for ILS IPT Reviews

c.                                                 Participate in milestone planning and ensure logistics products are developed based on the jointly developed (Contractor and Government) master schedule

C.2.7.3                                The Contractor shall provide data sufficient to allow development of new ILS products such as provisioning, cataloging, operator, maintenance and training technical data, spare and repair parts information, and deliver that data, as specified within this contract and the related CDRLs/DIDs/specifications with related attachments.

C.2.7.4                                ILS Management Control Log.  The Contractor shall maintain an ILS Management Control Log (Contractor format, electronic file) (CDRL A032) with supporting documentation for Government review, as required, that tracks all changes to the production configuration baseline and subsequent ILS/LMI impact, to include the following:

a.                                                 ECP Control Number (system, subsystem, component, part)

b.                                                Provisioning Change (Required/Not Required), by affected system, sub-system, assembly, subassembly, component Part Number (P/N), Contractor and Government Entity Code (CAGEC), and NSN, if available via screening.

c.                                                 Operation/Maintenance Instructions Change (Required/Not Required), by affected paragraphs/pages

d.                                                Operation/Maintenance Training Material Change (Required/Not Required), by affected training packages, paragraphs, pages

e.                                                 Technical Publication Change (Required/Not Required), by affected Technical Manual (TM), paragraphs, pages, illustrations

C.2.7.5                                Dedicated ILS Hardware.  The Contractor shall ensure that first production hardware is available for the development, validation and verification of the ILS package to include the technical manuals.

C.2.7.6                                System Support Package (SSP).  The Contractor shall deliver a System Support Package (SSP) to support each TM Verification/Logistic Demonstration.  The Contractor shall deliver SSPs to the indicated site by the required date.  Items not furnished or not furnished in sufficient quantities to support the activity shall be delivered to the site of the activity within 24-48 hours of notification.  The SSP shall include the latest configuration spare and repair parts, all special tools and Test, Measurement and Diagnostic Equipment (TMDE), and the latest version of equipment publications.  A System Support Package Component List shall be prepared IAW CDRL A015.

C.2.7.7                                Logistics Management Information (LMI) Research, Analysis, Development, and Documentation – Data

C.2.7.7.1                       LMI data is herein defined as all vehicle specific technical information required to safely operate, maintain, and support the system by the intended target audience in its designated environment(s) for the expected life-cycle of the equipment.

C.2.7.7.2                       The Contractor shall brief his strategy for conducting operation and maintenance analysis at the ILS SOW Meeting.  Updates to any analysis, procedures, and/or strategy shall be briefed at each subsequent ILS review.

C.2.7.7.3                       Logistics Management Information Summaries (LMIS)/Supportability Analysis Summaries (SAS), Maintenance Analysis Planning/Repair.

C.2.7.7.3.1              The Contractor shall conduct a review of new operation and maintenance information for the affected systems (FMTV A1 CR) focusing on operation and maintenance analysis for new vehicle assemblies, sub-assemblies, spare parts, Basic Issue Items (BII), Component of End Item (COEI), Additional Authorized List (AAL), and kits, and identify the tools required to define optimal maintenance support.  The Contractor shall ensure LMI is fully addressed in all ECPs and that LMI is maintained to the most current configuration baseline and LMI Data Summaries are provided IAW CDRL A033, DI-ALSS-81530.

C.2.7.7.3.2              Reserved.

C.2.7.7.4                       Oil Analysis Report, DI-MISC-80390, CDRL A035.  The Contractor shall update the Oil Analysis Report for the FMTV A1 CR engine and transmission, as required.  If there is any change in model or configuration of the engine or transmission between the FMTV A1 model and the CR model, this report shall be provided by the Contractor for the component (engine or transmission) which has been changed.  If there is not change in model or configuration in either the engine or the transmission, then this report will not be required.  The report shall contain information on wear-metal, metallurgy, location of sampling valves, chemical composition of non-standard lubricants supplied or required by the Contractor, failure rates or oil-lubricated components and recommendations for sampling and change intervals and lubricant physical property limitations.

C.2.7.8                                Provisioning Program.

a.                                                 The FMTV system has an existing Provisioning Master Record (PMR).  It will be determined at the SOW meeting whether parts that are not common will be addressed by either a separate Use on Code (UOC) or tracked by serial number.  The Government will provide a copy of the LSA/LMI database and the PMR database after the Start of Work meeting so the Contractor can perform a reconciliation of the two.

b.                                                The provisioning program for the FMTV requires that the Contractor maintain the PMR providing the Government with data IAW Logistics Management Information Data Procedure, Attachment 14, LMI Data Products IAW CDRL A036, DI-ALSS-81529.  Provisioning will be maintained to a baseline representative of each engineering change.  The PMR contains all data for the assemblies, sub-assemblies, spare parts, and kits to include COEI, BII, AAL, and Special Tools and Test Equipment required to support the FMTV.

c.                                                 All provisioning data submitted under this contract for the purpose of PMR initial load or maintenance shall be IAW the requirements herein; drawings/illustrations sufficient for provisioning shall be in *.pdf format.  Updates to provisioning data shall be provided by the Contractor IAW CDRLs A036 (DI-ALSS-81528), A037 (DI-ALSS-81529), A038, (DI-ALSS-81530), and A039, DI-ALSS-81529.

d.                                                The respective PMRs for each of the FMTV systems shall be the primary source for all Repair Part and Special Tools List (RPSTL) generation for the life of this contract.

e.                                                 Pending completion of the database reconciliation process and completion of any new provisioning efforts on Contractor generated ECPs, to include all subsequent Provisioning On-line System (POLS) inputs, the Contractor will generate a Logistic support Analysis (LSA) RPSTL Proof output product and forward it to the Government for the purpose of RPSTL integration.  The Contractor shall be responsible for consolidating the RPSTL Proof parts list and corresponding RPSTL illustrations to form a completed RPSTL revision/changes for each FMTV.

C.2.7.8.1                       LMI Data Products/Provisioning Parts List (PPL), DI-ALSS-81529, CDRL A036, as provided in Data Product Checklist, Attachment 15.

a.                                                 The Contractor shall maintain a Provisioning Parts List (PPL) in Contractor format (hard copy and electronic file) that contains the proposed items to be updated/loaded into the PMR.

b.                                                After the composite FMTV PMRs are completely loaded/updated to reflect the FMTV A1 CR approved configuration at time of contract award, the Contractor shall continuously maintain provisioning data for the FMTV.  The PMR shall be updated as agreed to by the IPT.

c.                                                 PLISNs shall be added and/or changed to reflect any changes in production configuration resulting from Engineering Change Proposals (ECPs) and/or Original Equipment Manufacturer (OEM)/vendor parts information changes.  The existing PLISN/LCN structure will be used to the greatest extent possible.

C.2.7.8.2                       LMI Data Products / Provisioning Parts List Index (PPLI) DI-ALSS-81529, CDRL A037 as provided in Data Product Checklist, Attachment 15.  Cross-reference list of entries on the Provisioning Parts List (PPL) is to be prepared and delivered with each Provisioning Parts List submission.

C.2.7.8.3                       LMI Summaries/Pre-Procurement Screening, DI-ALSS-81530, CDRL A038.  The Contractor shall conduct pre-procurement screening of part numbers and/or technical characteristics screening for all items to be provisioned.  Drawings are not required for items accompanied by a copy of pre-procurement screening results, which indicate the item has a valid NSN.

The Contractor shall have the following at each provisioning conference/review:

(1)                                       Proposed changes to LMI data in Contractor format for review.

(2)                                       One drawing for each part listed on the LMI Data Product Report that does not have an NSN.

(3)                                       A copy of the pre-procurement screening that shows either a hit or no-hit for NSNs.

C.2.7.8.4                       LMI Products/Supplementary Provisioning Technical Documentation (SPTD)/Drawings (DI-ALSS-81529, CDRL A039).  The Contractor shall have provisioning conferences as soon as data is available but no later than 60 days after each PVT completion to provision the Contractor-generated ECPs.  The Contractor shall have available for review at each provisioning conference/review one hard copy SPTD/drawings for each item on the PPL that requires NSN assignment.  These drawings shall include a parts list, detail and assembly drawings, interface control data, diagrams, performance characteristics, assemble/make-from instructions, and details of material for each assembly, sub-assembly, spare part(s), kits, special tools, BII, AAL or COEI on the FMTV vehicle system.

a.                                                 The drawings shall be in PLISN sequence.

b.                                                After approval of each drawings as being suitable for NSN assignment, the drawings shall be submitted on a Compact Disk (CD) in Adobe Acrobat, pdf file, or some other software product format as agreed to, one week after completion of each provisioning conference/review.

c.                                                 Text on all drawings shall be in the English language.

d.                                                The Contractor shall have all approved vendor Commercial and Government Entity (CAGE) Codes typed, stamped or written legibly with an authorized signature and date cited on all drawings.

e.                                                 Substitutes for drawings, such as commercial catalogs or catalog descriptions, sketches or photographs with brief descriptions of dimensions, material, mechanical, electrical, or other descriptive characteristics are permitted only be exception on a case by case basis by provisioner/Defense Logistics Information Service (DLIS) personnel.

C.2.7.8.5                       Special Equipment Tools and Test Equipment List (TTEL) (DI-ILSS-80868 (T), CDRL A040).  The Contractor shall prepare and deliver a TTEL listing those new, changed support items for the FMTV A1 CR and Special Purpose Kits listed in ATPD 2131C, Attachment 1, Annex M that are not currently listed in the FMTV A1 Manuals.  A list of Supply Catalogs can be found in DA Pamphlet 25-30, Sec. 6.  The TTEL List, with drawings, shall be identified at the first provisioning conference/review.  Based on approval of the TTEL, the Contractor shall deliver the data concurrently with the first submittal of the provisioning data.  Updates shall be provided with each subsequent delivery of the LMI Data Products.

C.2.7.8.6                       Next Higher Assembly (NHA) PLISNS and Overhaul Quantities.

a.                                                 NHA PLISNs and overhaul quantities (OVHL QTY) are generated through the provisioning process and used to identify and forecast repair parts requirements for all assemblies/subassemblies/ components.  OVHL QTY is the estimated number needed to support overhaul of 100 NHA.

b.                                                The Contractor shall enter the immediate NHA PLISN as well as the applicable end item PLISNs, their Indicator Code and OVHL QTY for each new PLISN entered in the PMR.

C.2.7.9.                             Government System Access.  The Contractor shall provide updates to the PMR in a manner agreed to by the Government.

C.2.7.10                          LMI Quality Control Testing/Validation – LMI Quality Assurance Verification.

C.2.7.10.1                 LMI Quality Control Testing/Validation.  The Contractor shall physically test/validate 100% of the new LMI being procured under this contract.  Method of LMI testing/validation shall be at the Contractors discretion; however, testing/validation methodology shall be sufficient to correct all technical inaccuracies within the LMI.  Validation methodology shall be presented at the Start of Work meeting.

C.2.7.10.2                 LMI Quality Assurance Verification.  Government LMI quality assurance sample verification for new LMI being procured in this contract will begin at the time of contract award and will continue throughout the life of this contract.  Sample verification will be conducted at the Contractors facility and at Government installation/facilities, at the discretion of the Government.  Verification support shall be provided by the Contractor.  If required, the Government will notify the Contractor of verification support requirements NLT 30 days prior to the verification start date.  The Contractor shall provide verification support no later than the verification start date.  The Government reserves the right to use target audience maintainers to perform sample verification tasks.

C.2.7.10.3                 Maintenance Allocation Chart (MAC).  The Contractor shall update the MAC presently in the FMTV TMs to reflect the Contractor FMTVA1 CR configuration as described in C.1.2.5.

C.2.7.11                          Reserved.

C.2.7.12                          Unique ASL.  The Contractor shall identify unique Authorized Stockage Levels (ASL) contained in the Contractor FMTV A1 configuration as described in C.1.2.5, which should be added to the Governments current baseline, and submit at the first provisioning review IAW CDRL A041.  The listing shall include Part Number (P/N), Contractor and Government Entity (CAGE) code, NSN (if assigned), name, Essentiality code, Routing Identifier Code (RIC), unit price, and quantity per number of vehicles.

C.2.7.13                          Changes to Special Purpose Kits, . listed in ATPD 2131C, Attachment 1, Annex M The Contractor shall identify any changes required to utilize the current Special Purpose Kits on the FMTV A1 CR, prepare an impact statement and submit at the first provisioning review.  (CDRL A042)

C.2.8                                         RESERVED

C.2.9                                         Publications Requirements

C.2.9.1                                Technical Manuals

C.2.9.1.1                       The Contractor shall prepare and deliver revised FMTV Technical Publications to include Contractor-generated ECPs for the FMTV A1 CR vehicles and Special Purpose Kits (listed in ATPD 2131C, Attachment 1, Annex M) IAW Technical Manuals (TM) CDRLs A043, A044, A045, A046, A051 and A052.  The IETM will adhere to the content requirements of MIL-STD-40051A.  The IETM structure will adhere to the Document Type Definitions (DTDs) within the Electronic Maintenance System (EMS) , Government furnished IETM development software.

TM9-2320-392-10	MTV A1 Operator’s Manual
TM9-2320-392-10-HR	MTV A1 Hand Receipt
TB9-2300-427-15	MTV A1 Warranty Technical Bulletin
TM9-2320-391-10	LMTV A1 Operator’s Manual
TM9-2320-391-10-HR	LMTV A1 Hand Receipt
TB9-2300-426-15	LMTV A1 Warranty Technical Bulletin

FMTV A1 Interactive Electronic Technical Manual (IETM).

IETM Contents

TM9-2320-392-10	MTV Operator’s Manual
TM9-2320-392-10-HR	MTV Hand Receipt
TB9-2300-427-15	MTV Warranty Technical Bulletin
TM9-2320-392-20	MTV Unit Maintenance Instructions
TM9-2320-392-24P	MTV Unit, Direct Support (DS) and General Support (GS) Maintenance Repair Parts and Special Tools List (RPSTL)
TM9-2320-392-34	MTV Direct Support and General Support Maintenance Instructions
TM9-2320-391-10	LMTV Operators Manual
TM9-2320-391-10-HR	LMTV Hand Receipt

TM9-2300-426-15	LMTV Warranty Technical Bulletin
TM9-2320-391-20	LMTV Unit Maintenance Instructions
TM9-2320-391-24P	LMTV Unit, DS and GS RPSTL
TM9-2320-391-34	LMTV DS and GS Maintenance Instructions
TM9-2330-394-13&P	LMTV/MTV Trailer Manual

C.2.9.1.2                       The Government will furnish the most recent FMTV IETMs for the purpose of establishing a FMTV A1 baseline for update, if required.  The Government will also provide a copy of the Electronic Maintenance System (EMS) computer operating system software if required.  In addition, the Government will provide the Contractor the most current version of the EMS throughout the life of this contract.  The Government will also provide IETM authoring training if required.  The contractor shall remain current with the Armys IETM working group and Army Diagnostic Improvement Programs (ADIP) as well as EMS2 software enhancements to insure successful updates of the IETM.

C.2.9.1.3                       The IETM Revision listed above shall filter information by vehicle, by vehicle model, and by maintenance level.  This filtering means that once a user chooses a particular vehicle, vehicle model, and maintenance level, only data pertaining to that filter element will be displayed.

C.2.9.1.4                       Intrusive Testability Analysis.  When the IETM is impacted by design changes, the Contractor shall analyze the testability of all new subsystems on-board the FMTV A1 CR vehicles to determine their potential to enhance the troubleshooting process through intrusive diagnostics.  The Contractor is responsible for maintaining a suitable technical relationship with applicable vendors and/or subcontractors, such that all technical and user issues related to testability are resolved to the satisfaction of the Government.

C.2.9.1.5                       The Contractor shall update, as required, the IETM troubleshooting taking full advantage of the intrusive testing and database interrogation capability of the EMS software and the vehicles on-board Electronic Control Units/Modules (ECUs/ECMs), for any ECPs dealing with the four major diagnostic systems, ABS, engine, transmission, and CTIS.  The Contractor shall obtain data descriptions and programming codes necessary to communicate with the ECUs/ECMs and subsystems, and will identify and describe them in the LMI (IETM).

C.2.9.1.6                       The Contractor shall update diagnostic procedures for troubleshooting of the FMTV as specified in MIL-STD-40051A.  All vehicle systems and subsystems shall be covered by these procedures.  The diagnostic procedures shall be based on the concepts of Artificial Intelligence (AI) and/or expert systems.  AI is defined as systemic problem-solving using the component first, which has the highest probability of being the cause of the failure, then proceeding to the next most likely cause of the system failure.

C.2.9.2                                Publication Records

C.2.9.2.1                       Validation Plan.  The Contractor shall prepare/update Validation Plan(s) IAW CDRL A050 for each validation effort, and Validation Certifications for each TM/IETM.  The Validation Plan shall be submitted 60 days prior to Validation efforts.  The Contractor shall prepare a Validation Certificate for each TM/IETM IAW DID DI-M-2196 (CDRL A047).  The Contractor shall assure that the TM/IETM will accurately reflect the configuration of the production vehicles and shall include any test corrections, engineering changes, vendor changes and corrections to any errors that are not part of the latest published edition of the IETM (EM 0195).  The Contractor shall develop and demonstrate for Government approval, the policies, processes and procedures by which he will ensure that his writing, illustrating, and editing staff are thoroughly trained in the development of the TMs/IETM.  The Contractor shall ensure that TMs/IETM are uniform in format, content, depth of coverage and target audience Reading Grade Level (RGL).  Descriptions of the implementation of the aforementioned policies, processes and procedures shall form part of the Technical Manual Plan.

C.2.9.2.2                       Technical Manual Status and Schedules.  Technical Manual/IETM status and schedules shall be furnished IAW DI-M-6155 (CDRL A048).

C.2.9.2.3                       Technical Manual Cost Report.  The Contractor shall provide a Publication Cost Report IAW DID DI-FNCL-80729 (CDRL A049).  This report must accompany any Final Reproducible Copies (FRC) (previously FDEP) to which it applies.

C.2.9.3                                Copyright Release.  The Contractor shall furnish an unlimited release giving the Government permission to reproduce and use copyrighted material contained in any commercial data being used to fulfill the terms of the contract.  When the Contractor uses commercial data which covers a subcontractor’s component(s) or portion thereof, and the subcontractors data contains copyrighted material, the Contractor shall be responsible for obtaining a copyright release from their subcontractor and furnishing such release to the PCO.  In the event no copyrighted information is used in a deliverable under this contract, the Contractor shall certify this in writing.  The PCO shall review the copyrighted release or letter before the copyright materials is released.  This release/letter must be delivered with or before the FRC it covers.  An FRC will be considered incomplete without this release/letter.  The Contractor shall package and deliver all source material, defined as operating plans, standard procedures, computer programs and residual material, source codes, computer disks, computer tapes, and all other media containing digital files developed to fulfill the requirements of this contract.  The Contractor shall grant the Government unlimited right to any and all data/products under this contract.

C.2.9.4                                Technical Manual Validation

C.2.9.4.1                       Validation.  The Contractor shall conduct TM/IETM Validation.  The Government will require 100% Validations.  Hands-on Validation shall be required for disassembly of major components, e.g. engine, transmission, Anti-lock Brake System (ABS), axles, new vehicle models, etc. and shall be 100% performed.  The Government may elect to observe the Contractor’s Validation(s) to supplement satisfaction of the Government’s Verification requirements.  However, the Government may exercise its right to perform separate, partial or %100 Verifications.  Contractor shall provide Technical Manuals Certifications IAW DID-M-2196 (CDRL A047).

C.2.9.4.2                       Validation Hardware.  The hardware made available for Validation efforts shall be the same type of hardware required for Verification efforts.  The vehicles shall be production hardware.

C.2.9.5                                Publication Validation Quality.

C.2.9.5.1                       The Contractor shall validate the technical accuracy and adequacy of all operating and maintenance procedures.

C.2.9.5.2                       The Government reserves the right to witness the validation.  However, Government observation of the validation will not necessarily constitute a verification of the material

C.2.9.5.3                       The Contractor shall maintain records showing dates of validation reviews, material reviewed by task or action, findings with applicable remarks, and action taken IAW ISO 9001 or an equivalent standard.  The Governments technical manager or designated representative reserves the right to examine these records at the Contractor’s facility.

C.2.9.5.4                       Unless otherwise advised in writing through the PCO, verification by the Government will be performed at the Contractor’s facility.  The verification timeframe will be mutually agreed upon by the Government and the Contractor.  The Contractor shall provide all necessary resources to support the Government verification as outlines in paragraph C.2.9.7 below.

C.2.9.5.4.1                                                                        The Contractor shall correct all errors found in the Standard Generalized Markup Language (SGML) instance and graphics during verification, at no additional cost to the Government.  After Government receipt of the product, the Government reserves the right to require the Contractor to correct all errors found in the manuscript at no additional cost to the Government within 15 days of review and approve the changes for approval until the data is correct as many times as necessary at no additional cost to the Government.  The 15 day timeframe includes the time from notification of an error in the manuscript to the time the corrected text is postmarked by the postal service.  This includes reshipping, but not receipt by the Government.

C.2.9.5.4.2                                                                        The Contractor shall support the verification by the Government and shall do, at a minimum, the following:

a.                                                 Provide equipment for displaying IETMs during the verification process

b.                                                Record and maintain records during the verification process

c.                                                 Provide assistance to the technical manager of their designated representative during the verification, and provide the Government with a copy of the discrepancies identified

d.                                                Make necessary corrections to the discrepancies identified during the verification process

e.                                                 Provide the technical publications representative or their designated representative with a report of the corrective actions taken

f.                                                   Provide administrative support for completion of the verification

C.2.9.5.5                       Warranty of Logistics Data -  See paragraph H.5.

C.2.9.6                                Technical Manual Verification

C.2.9.6.1                       Verification.  The Government will be responsible for conducting verifications of all TM changes/IETM revisions prepared and updated under this contract.  The verifications will be conducted at the Contractors site.  Contents of TM changes/IETM Revision will be 100% verified unless deemed unnecessary by the Government.  TACOM reserves the right to supplement the verification of any portion of the TMs/IETM by witnessing the Contractor’s Validations of the equipment.  If the foregoing is exercised, the Government reserves the right to make a final determination of acceptability of the witnessed procedures, or to verify hands-on at a mutually agreed upon date.  The Contractor shall support Government manual verifications at TACOM by having vehicle-knowledgeable personnel available or on call.  The Contractor shall also provide, prior to or at the start of Verification, a complete, accurate, updated RPSTL and MAC to support the Verification effort.  The RPSTL and the applicable vehicle shall match.

C.2.9.6.2                       Technical Manuals/IETMs to Support Verification.  The Contractor shall support verification of preliminary technical manuals (previously DEPs) and IETM as indicated in these sections/applicable specifications.  All verification findings shall be incorporated by the Contractors in the Final Reproducible Copies (TMs and IETM) and made available for Government review.  The Contractor shall not incorporate any changes/corrections to any TMs/IETM without the knowledge and approval of the Government.  Any such additions to any TMs/IETM will impact the acceptance/rejection of subject TMs/IETM.

C.2.9.7                                Publications Review.  Publications will be reviewed, after Verification, by the Government for technical accuracy, editorial accuracy, compliance with guidance, completeness, usability, accuracy, consistency and usability by the target audience.  The Government will provide comments, in writing, on the results of each review within approximately 60 days.

C.2.9.8                                Publications Final Delivery.  The Contractor shall deliver IAW CDRLs A043-A046.

C.2.10                                   Training

C.2.10.1                          The Contractor shall provide instructors, instructions and related technical literature in support of the training cited below for Government Personnel and Service Contractor Personnel on Operation/Operator maintenance (OP), Unit Maintenance (UM), Direct Support (DS) maintenance, and , if required, General Support (GS) maintenance, repair and troubleshooting of all equipment furnished by the Contractor in fulfillment of this Contract.

C.2.10.2                          Training Plan.  The Contractor shall provide a training plan (Contractor’s format) that outlines the approach to meeting the training requirements cited in paragraph C.2.10.1 above.  The training plan shall depict lessons to be taught at each level, along with an estimate of the material, time and number of instructors required to teach each lesson.  The training plan shall be delivered electronically in a “Windows ‘98” compatible format IAW CDRL A053.

C.2.10.3                          Training Materials.  The Contractor shall provide an Instructor Guide (IG) and Student Guide (SG) in a multi-media PowerPoint format.  The IG and SG shall reflect all new technology impacts as they differ from the current FMTVA1 vehicles.  The Government Training POC will a hard copy and a CD ROM copy of the current FMTVA1 IG and SG at the SOW meeting.  The IG and SG shall reflect the levels of training cited in paragraph C.2.10.1 above. (CDRL A054)

C.2.10.4                          Course Completion Materials

C.2.10.4.1                 Upon Completion of each training effort, the Contractor shall provide each student a training course completion certificate (Contractor’s format) IAW CDRL A055, DI-SESS-81522B(T).

C.2.10.4.2                 Upon Completion of each training effort, the Contractor shall provide the Government Training POC a copy of the student roster and respective critique sheets (Contractor format) for each class completed IAW CDRL A055, DI-SESS-81522B(T).

C.2.10.5                          New Equipment Training Support Package (NETSP)

C.2.10.5.1                 Training Aids.  The Contractor shall develop a projected list  (Contractors format)  of training aids, i.e. engines, transmissions, axles, etc. that are deemed necessary to support UM, DS and possibly GS level training.  Components selected shall be based on “new technology” impacts of the A1 CR vehicles IAW CDRL A056.

C.2.10.5.2                 Test training will be the mechanism used to verify requirements for the training aids, if any are required.  Upon completion of test training, a determination will be made as to what training aids will be required, if any, for the I&KPT effort.

C.2.10.5.3                 Training Consumables.  The Contractor shall develop a projected list (Contractor format) of consumable items deemed necessary to conduct PVT, LUT, and I&KPT.  The Contractor shall provide consumables deemed necessary to support the above training efforts and the consumables shall be on-hand at the respective training sites at the start of each respective training effort.  (CDRL A056)

C.2.10.6                          Production Verification Test (PVT) Training

C.2.10.6.1                 The Contractor shall provide two (2) technically qualified instructors to provide required training at the Government PVT site, Aberdeen Test Center (ATC), MD.  Two of the PVT vehicles will be used to support each training segment (PVT 1, 2, and 3).

C.2.10.6.2                 Operator Training – Three(3) separate, informal, Operator Training classes shall be conducted.  These training classes shall coincide with the delivery of each group of PVT vehicles to ATC and shall not exceed sixteen  (16)  hours in duration and shall be limited in scope of training (with exception of the expansible van) as follows:

a.                                       Introduction to the new technology enhancements of the vehicles

b.                                      A short restricted driving experience over an ATC approved course

Expansible van training shall not exceed twenty four (24) hours in duration and shall include the above scope of training, plus additional time for set up, expansion and retraction of the van body.

C.2.10.6.3                 Maintenance Training – For PVT 1, and 2, informal classes shall be conducted by the on-site Technical representatives.  All required training shall be conducted at ATC prior to the start of each PVT event and shall not exceed eight  (8)  hours in duration.  The scope of each class shall include

a.                                       Refresher/update on new technology enhancements (show and tell)

b.                                      Overview of diagnostics for new technology enhancements (demo only)

c.                                       Overview of maintenance tasks for new technology components (talk through or demo on separate component)

No maintenance tasks shall involve removal and replacement of components on PVT vehicles.

Maintenance Training for PVT 3 shall be conducted by the on-site Technical Representatives when the expansible vans arrive at ATC for PVT and shall not exceed forty (40) hours in duration.  The scope of the expansible van class shall include:

a.                                       Overview of van unique components/new technology components (show and tell)

b.                                      Electrical, hydraulic and pneumatic system differences/enhancements (show and tell)

c.                                       Basic diagnostics for new technology differences (talk through or demo on separate components)

d.                                      Power pack removal and replacement (if impacted by the expansible van body design)

If the expansible van maintenance class requires training on the removal and replacement of the power pack because of impact of the van design, then this class shall be conducted at the Contractor’s facility using expansible vans not designated for the PVT effort.

C.2.10.7                          Limited User Test (LUT) Training

C.2.10.7.1                 The Contractor shall provide 2 technically qualified training instructors to provide required training at the LUT test site, Ft. Hood, TX.  The following training is required at Ft. Hood:

a.                                       One (1) OP class, not to exceed 80 hours in duration.

b.                                      One (1) OP/UM/DS class, not to exceed 80 hours in duration.

C.2.10.7.2                 Training for the above classes shall be provided on the two MTV Expansible Vans from LUT.

C.2.10.7.3                 Operator familiarization shall be taught at the beginning of the OP/UM/DS class.

C.2.10.7.4                 Should GS level training be required, it shall be added to the end of the OP/UM/DS class and shall not exceed an additional 40 hours in duration.

C.2.10.8                          Instructor & Key Personnel Training (I&KPT).

C.2.10.8.1                 The Contractor shall provide 2 technically qualified instructors to provide I&KPT at the Regional Training Site-Maintenance at Ft. Stewart, GA.  The below listed training shall be required:

a.                                       One (1) OP class, not to exceed 80 hours in duration

b.                                      One (1) OP/UM/DS class, not to exceed 80 hours in duration

C.2.10.8.2                 Training for the above classes shall be provided on the 2 MTV Expansible Vans from the Government.

C.2.10.8.3                 If new technology insertions affect training for other models in the family, then training (new technology insertions only) must be provided on those models (both Operator and Maintenance training).

C.2.10.8.4                 Operator familiarization shall be taught at the beginning of the OP/UM/DS class.

C.2.10.8.5                 Should GS level training be required, it shall be added to the end of the OP/UM/DS class and shall not exceed 40 hours in duration.

C.2.10.9                          Training Schedules and Class Sizes.

C.2.10.9.1                 All training schedules shall be as mutually agreed to between the Government and the Contractor based on vehicle availability.

C.2.10.9.2                 Class size shall not exceed 12 students for each class.

C.2.11                                   Transportation Report  – The Contractor shall prepare the Transportability Report  in accordance with the guidelines provided in AR 70-47 and the Data Item Description DI-PACK-80880 (Contract Data Requirements List A085).  The Transportability Report shall include all vehicle models.”

C.2.12                                   Life Cycle Cost Management Initiatives.  The Contractor is encouraged to aggressively purpose preliminary initiatives to reduce life cycle costs (i.e., reliability, maintainability, and cost reduction initiatives), and present these concepts at each monthly Management Review.  The Government’s intent is to significantly extend the service life of all components and minimize or eliminate all tools and external TMDE necessary to perform both unit level maintenance and services, and intermediate level (above unit level) maintenance tasks and services.  Cost Reduction Initiatives (CRIs)) need to be expressed in adequate detail for Contractor and Government managers and subject matter experts to engage in a meaningful discussion.  All initiatives will be reviewed by the Government and instructions to the Contractor will be issues within 30 days of receipt.  Contractor efforts to identify preliminary CRIs should not exceed 40 man-hours per month for the first program year under the Program Support CLIN.  CRI identification work effort for subsequent program years will be authorized via STS work directive.  The Government will consider the proposed CRIs and decide whether to pursue any of them further.  Subsequent Contractor development of CRI concepts will be accomplished via a Government-directed STS effort.

C.2.13                                   Maintainability Initiative.  In addition to Value Engineering Incentives, the Contractor is specifically incentivized to improve FMTV maintainability by reducing the maintenance ratio (MR) for all of the truck models listed in the table below.  To receive incentive payment, the initial reduction must be a minimum of 10% of each MR specified below and shall be measured in increments of 5% thereafter until a reduction of 25% is met.  The initial incentive shall be $200 per truck, with an additional $50 per truck for each 5% increment of improvement through a 20% reduction, and an additional $100 per truck reaching 25%, which will earn the maximum of $400 per truck.

Percent Improvement	Incentive Per Truck

10%	$	***
15%	$	***
20%	$	***
25%	$	***

If ECPs are needed to achieve the reduction, ECP preparation and implementation shall be at no cost to the Government.  The Contractor will receive an additional incentive in the amount of $2,000,000 for demonstrated reductions greater than 50% in MR for all of the models listed below.  The Contractor shall incorporate all/any changes in the time for delivery of PVT vehicles.  The MR shall be determined through PVT assessed RAM scoring results.

MR*
LMTV Cargo	0.0045
LMTV Van	0.0048

MTV Cargo	0.0076
MTV Dump	0.0073
MTV Van	0.0094
MTV Tractor	0.0054
MTV Wrecker	0.0069

*MR is expressed in maintenance man-hours per operating mile.  It includes Unit, IDS and IGS maintenance.  The lump sum payment shall be made at the end of each Program Year.

At the conclusion of PVT, incentives will be paid for each truck called up at times, plus additional incentive, if earned.  Subsequent obligations will be made at the start of each program year when trucks are called up, or when trucks are exercised through option provisions (Section H) and would be subject to milestones in the Performance Based Payment Schedule.  This incentive is not subject to the Disputes Clause FAR 52.233-1.

C.3                                                  System Technical Support (STS) (Cost-Plus Fixed Fee Options.

C.3.1                                         The Contractor, for the period set forth in section F of this contract, shall furnish the supplies and services to accomplish the Engineering, Configuration Management, Quality Assurance, ILS, Maintenance and related support effort associated with Government-initiated changes and improvements to the production vehicles and other efforts associated with the production and fielding of the FMTV.  The Contractor shall serve as Custodian of the FMTV STS A1/A0 TDP for the duration of the contract.  The Contractor shall use the original FMTV TDP, which will be provided at the Start of Work Meeting as the baseline STS TDP.  The Contractor shall only update and revise the baseline STS TDP by incorporating approved change documentation, at the direction of the Government.  The Government has unlimited rights to the baseline STS TDP and all update and revision documentation that is written against the STS TDP.  At the end of this contract, the Government will be provided a complete copy of the STS TDP with all revisions incorporated in the Pro/ENGINEER CAD Solid Model format, and in *.pdf format.  These efforts will supplement, and not duplicate, the requirements contained in Sections C.2 and E of this contract.  The engineering and related technical support functions shall also apply to componentry of new model vehicles, other componentry and remaining reengineering efforts applicable to the FMTV.  These efforts shall be directed by the Contracting Officer through Work Directives.  The Contractor is to perform NO effort unless the appropriate option(s) is exercised and a Work Directive (WD) authorizes the effort.  These efforts shall be performed IAW all specifications, standards, regulations, drawings, guidance and DIDs as specified or developed under Sections C.2 and E of this contract, unless otherwise stated in the WD.  The STS portion of this contract shall be priced out on a Cost Plus Fixed Fee Basis.  The Contractor shall be paid for only hours actually used.   For payment information regarding cost and fee, see Section B.  The Contractor shall not exceed the hours specified in a given WD unless expressly authorized by the Contracting Officer.

System Technical Support (STS) (See H.9 for option details)

C.3.1.1                                Work Directives.

C.3.1.1.1                       All work under this STS section shall be performed IAW work directives issued by the Contracting Officers Representative (COR) and approved by the PCO.  Each work directive shall include the following information:

(1)                                  Work Directive number and Title

(2)                                  Reference to applicable paragraph # in Section C

(3)                                  Objective of the work to be performed

(4)                                  Maximum number of hours authorized

(5)                                  Detail description of work to be performed

(6)                                  Detail estimate of Other Direct Costs (ODC), including materials, purchased services, freight, travel, and other pertinent costs

(7)                                  Required completion date(s)

(8)                                  Relative priority of the work to be performed

(9)                                  Identification of applicable contract number, contractors name and address

(10)                            Identification of any items deliverable to the Government

C.3.1.1.2                       The Contractor shall notify the COR immediately by telephone and e-mail if the dates that work must be performed or data to be delivered will not be met.  The Contractor shall follow-up with a letter to the PCO and COR.

C.3.1.1.3                       The Government has the unilateral right to increase, decrease or prioritize the work to be performed by the issuance of Work Directives signed by the COR.  It is understood and agreed that such adjustments shall be made within the general scope and level of effort of the contract and without equitable adjustment.  The COR has the right to prioritize the work being performed under this STS clause.

C.3.1.1.4                       If, at any time, the Contractor has reason to believe that the amount  (hours and/or cost) which it expects to incur in the performance of a Work Directive are insufficient, the Contractor shall provide written notification to the COR for appropriate action.  The Contractor shall furnish a revised statement of total hours and dollars to complete such work together with said notice.  The Contractor shall not exceed any amount authorized for each individual work directive without the express written permission of the COR.  Accordingly, the Contractor shall notify the PCO and COR when 75% of the allocated funds for that particular work directive have been expended or obligated IAW FAR 52.232-20 contained in this contract.

C.3.1.1.5                       Electronic Work Directives.  Work directives shall be generated in an electronic format and transmitted via electronic media that are mutually acceptable to the Government and Contractor.

C.3.1.1.6                       Meetings.  The Contractor shall be required to conduct reviews at the Contractor’s facility, subcontractor/vendor facility or any Government facility when requested by the PCO through a work directive regarding a particular project.  The contractor shall attend, take part in and prepare minutes IAW CDRL A031, if requested.  An agenda shall be prepared by the contractor IAW CDRL A020 and coordinated between Government personnel and the contractor prior to contractor-hosted reviews.  The following events shall be covered by these meetings:

a.                                                 Start of Work Meetings

b.                                                Preliminary Design Reviews (PDR)

c.                                                 Critical Design Review (CDR)

C.3.1.1.7                       Weekly Significant Accomplishment Reports (SARs) - The Contractor shall submit a weekly SAR including a significant action status for each open STS task IAW CDRL A057.  For each task, there shall be a title, work directive and task no., vendor and Government COTR, description of action completed in the last week, action expected for the next month, and completion progress vs. schedule.

C.3.1.1.8                       Monthly Cost and Performance Reports  (CDRL A058)  - The contractor shall submit monthly Cost and Performance reports IAW CDRL A058 (DID-DI-FNCL-80912) providing the status of hours and funds allocated and expended for each Work Directive.  A weekly SAR is not required the week that the monthly report is submitted.

C.3.1.2                                Technical Documentation.  The Contractor shall establish an electric interface for data exchange between the Government and the Contractors facility.  The Contractor shall electronically submit all documentation required under this STS clause unless otherwise directed in the work directive.  Unless otherwise stated, all technical data and reports shall be submitted by e-mail or other electronic means mutually agreed to by both parties.  Data/Reports submitted by e-mail shall not exceed three megabytes (Mb) in file size.  The File Transfer Protocol (FTP) shall not exceed 6 Mb.  Data/reports over 6 Mb shall be transmitted on a CD-ROM via express mail.  Proprietary data/export control data submitted by the Contractor may be submitted in electronic format.  The Contractor shall attempt a test transmission to the Government of each type of file and/or electronic method and the Government shall verify receipt and successful transmission before achieving mutual agreement.  This clause only applies to unclassified data.

C.3.2                                         STS Engineering Analysis: The Contractor shall provide the necessary engineering analysis and design capabilities to correct existing or potential design deficiencies, improve manufacturing cost effectiveness and/or reduce system cost.  The Contractor shall be required to investigate technical areas related to engineering analysis with respect to proposals for engineering changes  and attendant processes and methods.  The Contractor shall perform these Engineering functions in the areas specified as follows:

a.                                            Prepare calculations, layout, drawings, sketches, schematics, charts and other visual depictions; recommend engineering change proposals; and, if approved, prepare engineering change proposals in accordance with CDRL A003 and Instructions for Preparing ECP Forms, Attachments 6 and Instructions for Preparation of Request for Deviation, Attachment 7.

b.                                           With each proposed change package, the Contractor shall provide a 3D solid Model in Pro/ENGINEER, Version 2001 of the affected parts and their assemblies.  The Contractor shall provide 2D drawings of the affected parts clearly marked to identify the proposed change in a From — To condition.  The marked drawings shall be provided in the same software as the change package (e.g. Microsoft, Adobe Acrobat).  If the proposed change package is adding a new part for which a drawing or solid model does not exist, the Contractor shall provide a solid model and 2D drawing with their package.  New drawings shall be level III and prepared IAW ANSI Y14.5M, ANSI Y14.100, and ANSI Y14.24 per DI-SESS-81000B, CDRL A001.  Solid Models should be developed using the guidelines presented in the document titled 3 Dimensional Technical Data Package Configuration Management & Modeling Interim Operating Procedure for PM-FMTV provided as TACOM 3D TDP Interim Operating Procedure, Attachment 5 to this contract.

c.                                            Prepare Engineering cost estimates for recommended design changes, prototype testing, and verification work, and preparation of TDP packages for use in competitive acquisitions.

d.                                           Prepare engineering cost estimates for recommended design changes based upon procurement quantities, along with an estimated time for manufacture and installation.

e.                                            Conduct structural analysis (stress analysis, finite element analysis, dynamic modeling, etc.) on parts, components and assemblages.  The Contractor will conduct a quarterly reconciliation of the PMR and LSA/LMI databases.

f.                                              Modify and fabricate parts, components and assemblages (including mock-ups and prototype versions) of future production related items.

g.                                           Conduct trial installations and tests of the contract items (parts, components and assemblages), modification thereof and testing related to processes and methods required to evaluate form, fit and function of the item.  Replacement parts shall be provided as necessary for evaluation, for required maintenance, for refurbishment and restoration of the contract item or modifications thereof during required testing.

h.                                           Conduct system/design trade-off studies IAW CDRL A059, DI-ILSS-81021.

i.                                               All design/design change outputs shall include, but not limited to, Design Failure Mode and Effects Analysis (DFMEA), design verification/validation plan, special product and process characteristics, product quality assurance provisions.  At a minimum, the above outputs shall be included with all design change proposals.  For guidance on DFMEA and other design outputs refer to Daimler Chrysler, Ford Motor Company and General Motors Supplier Quality Requirements Task Force Publications:  Potential Failure Mode and Effect Analysis (PFMEA) Reference Manual, and Advanced Product Quality Planning and Control Plan (APQP) Reference Manual.

j.                                               Provide engineering observer services relating to the contract item and data at Government specified locations.  Such services shall consist of observations of Government and/or third party tests, attendance at technical meetings, field review of modified and/or failed contract items and technical assistance during vehicle fielding.  The Contractor shall furnish a copy of all engineering accomplishments developed under the contract work directive.

k.                                            MANPRINT considerations shall be incorporated into all work performed as part of STS.

C.3.3                                         All design changes/modifications, which affect the soldier-machine interface, shall be subjected to HFE analysis, simulation and/or testing.  If degradation is likely to occur, appropriate actions shall take place to correct the situation or return the changed area to previous level of performance.  Major modifications, which affect the soldier-machine interface (both operator and maintainer), shall include qualified HFE input to insure that the requirements of MIL-STD-1472 are met.  HFE activities performed during this contract shall be reported under CDRL A060, DI-MISC-80508A.  This report is required for any month where HFE problems are encountered or HFE efforts are expended.

C.3.4                                         Integrated Logistics Support (ILS)

C.3.4.1                                When required by WD, the Contractor shall plan, manage, and execute logistics requirements and deliver a logistics support package including parts, provisioning data, technical data, training, and technical support, in support of FMTV A0, FMTV A1, FMTV A1 CR and Special Purpose Kits (ATPD 2131C, Attachment 1, Annex M), to include the XM1087A1 TRK, Expansible Van and Government-generated ECPs.

C.3.4.2                                ILS Management Responsibilities.  The Contractors ILS Manager will be the primary point of contact for the Contractor development of logistics products under the STS portion of the contract, as well as the Program Support portion.

C.3.4.3                                ILS Management Control Log.  The contractor will maintain an ILS Management Control Log under STS as well as Program Support (contractor format, electronic file) (CDRL A032) with supporting documentation for Government review, as required, that tracks all changes to the production configuration baseline and subsequent ILS/LMI impact.

C.3.4.4                                Dedicated ILS Hardware.  When required by WD, the Contractor shall ensure that first production hardware is available for the development, validation and verification of the ILS package to include technical manuals.  After the first production hardware is no longer needed, the Contractor will refurbish it and deliver it for fielding.  Tools, consumable supplies, repair parts, and support equipment will also be provided as needed.

C.3.4.5                                Logistics Demonstration (D).  The Contractor shall participate in/support LD efforts as required by WD.

C.3.4.6                                System Support Package (SSP).  The Contractor shall deliver a System Support Package (SSP) and SSP List as required by WD.

C.3.4.7                                Logistics Management Information (LMI).  When required by WD, the Contractor shall conduct a review of new operation and maintenance information for affected systems and insure that LMI is fully addressed in all ECPs and that LMI is maintained and delivered to the agreed upon baseline (CDRL A033, DI-ALSS-81530).

C.3.4.8                                Oil Analysis Report.  The Contractor shall update the oil analysis report as required by WD IAW DI-MISC-80390, CDRL A035.

C.3.4.9                                Provisioning Program.  The Contractor will conduct a quarterly reconciliation of the PMR and LSA/LMI databases and update the provisioning as required by WD and provide the following deliverables.

a.                                                 Logistics Management Information (LMI) Data Procedure/Provisioning Parts List (PPL) DI-ALSS-81529, CDRL A036, as provided as an Data Product Checklist, Attachment 15 in Section C.2.7.8.1.

b.                                                Logistics Management Information Summaries/Pre-Procurement Screening (DI-ALSS-81530, CDRL A037.

c.                                                 Logistics Management Information Products/Supplementary Provisioning Technical Documentation (SPTD)/Drawings (DI-ALSS-81530, CDRL A038).

d.                                                Special Equipment Tools and Test Equipment List (TTEL) (DI-ALSS-81529 (T), CDRL A039).

C.3.4.10                          Maintenance Allocation Chart (MAC).  The Contractor shall update the MAC presently in the FMTV TMs to reflect changes as required by WD.

C.3.4.11                          Unique ASL.  The Contractor shall identify unique/changed ASL as required by WD.

C.3.4.12                          Changes to Special Purpose Kits (ATPD 2131C, Attachment 1, Annex M).  The Contractor shall identify any changes required to utilize the current Special Purpose Kits on the FMTV A1 as required by WD.

C.3.5                                         Publications Requirements

C.3.5.1                                Technical Manuals.  required by WD, the Contractor shall prepare and include in the revised FMTV Technical Publications, any specified changes and corrections, and any updates resulting from Government-furnished ECPs, IAW CDRLs A043, A044, A045, A046, A047, A048, A049, A050, A051, A052, A061, A062, A063, A064, A065, A066, A067, A068, A069, and A070.  All subparagraph TM-related support/deliverables shown below will also be provided, as required by WD.

MTV Publications:

TM9-2320-365-10	LMTV Operator’s Manual
TM9-2320-365-10-HR	LMTV Hand Receipt
TB9-2300-365-15	LMTV Warranty Technical Bulletin
TM9-2320-366-10*	MTV Operator’s Manual
TM9-2320-366-10-HR	MTV Hand Receipt
TB9-2300-366-15	MTV Warranty Technical Bulletin
TM9-2320-365-20*	LMTV Unit Maintenance Instructions

TM9-2320-365-34*	LMTV Direct Support and General Support Maintenance Instructions
TM9-2320-365-24P*	LMTV Unit, Direct Support and General Support RPSTL
TM9-2320-366-20*	MTV Unit Maintenance Instructions
TM9-2320-366-34*	MTV Direct Support and General Support Maintenance Instructions
TM9-2320-366-24P*	MTV Unit, Direct Support and General Support RPSTL

*Multi-volume documents

FMTV A1 Publications:

TM9-2320-392-10	MTV A1 Operator’s Manual
TM9-2320-392-10-HR	MTV A1 Hand Receipt
TB9-2300-427-15	MTV A1 Warranty Technical Bulletin
TM9-2320-391-10	LMTV A1 Operator’s Manual
TM9-2320-391-10-HR	LMTV A1 Hand Receipt
TB9-2300-426-15	LMTV A1 Warranty Technical Bulletin

FMTV A1 Interactive Electronic Technical Manual (IETM).

IETM Contents

TM9-2320-392-10	MTV Operator’s Manual
TM9-2320-392-10-HR	MTV Hand Receipt
TB9-2300-427-15	MTV Warranty Technical Bulletin
TM9-2320-392-20	MTV Unit Maintenance Instructions
TM9-2320-392-24P	MTV Unit, Direct Support and General Support Maintenance Repair Parts and Special Tools List
TM9-2320-392-34	MTV Direct Support and General Support Maintenance Instructions
TM9-2320-391-10	LMTV Operators Manuals
TM9-2320-391-10-HR	LMTV Hand Receipt
TM9-2300-426-15	LMTV Warranty Technical Bulletin
TM9-2320-391-20	LMTV Unit Maintenance Instructions
TM9-2320-391-24P	LMTV Unit, DS and GS RPSTL
TM9-2320-391-34	LMTV DS and GS Maintenance Instructions
TM9-2330-394-13&P	LMTV/MTV Trailer Manual

Generic Publications:

NMWR 9-2300-XXX	National Maintenance Work Requirement for Family of Medium Tactical Vehicles (FMTV A0, FMTV A1,) Crane, CDRL A065
NMWR 9-2300-XXX	National Maintenance Work Requirement for Family of Medium Tactical Vehicles (FMTV A0, FMTVA1,) Engine, CDRL A066
NMWR 9-2300-XXX	National Maintenance Work Requirement for Family of Medium Tactical Vehicles (FMTV A0, FMTVA1) Transmission, CDRL A067
NMWR 9-2300-XXX	National Maintenance Work Requirement for Family of Medium tactical vehicles (FMTV A0, FMTVA1) Cargo Winch, CDRL A068
NMWR 9-2300-XXX	National Maintenance Work Requirement for Family of Medium tactical Vehicles (FMTVA0, FMTVA1) Axles, CDRL A069
NMWR9-2300-XXX	National Maintenance Work Requirement for Family of Medium tactical Vehicles (FMTV A0, FMTV A1) Self-Recovery Winch, CDRL A070

C.3.5.1.1                       Validation Plan.  When required by WD, the Contractor shall update the Validation  Plan in accordance CDRL A050 and Validation Certification IAW CDRL A047, DI-M-2196.

C.3.5.1.2                       Technical Manual Status and Schedules – When required by WD, Technical Manual/IETM status and schedule shall be furnished IAW DID DI-M-6155 (CDRL A048).

C.3.5.1.3                       Technical Manual Cost Report – When required by WD, the Contractor shall provide a Publication Cost Report IAW DID DI-FNCL-80729 (CDRL A049).  This report must accompany any final reproducible copies (FRC) (previously FDEP) to which it applies.  Electronic files of the TMs/IETM Cost Report shall also be delivered by the contractor at the time of submittal.

C.3.5.1.4                       Technical Manual Validation.  When required by WD, the Contractor shall conduct TM/IETM Validation.

C.3.5.1.5                       Publication Quality Assurance Program.

C.3.5.1.5.1              The Contractor shall correct all errors found in the SGML instance and graphics during verification, at no additional cost to the Government.  After Government receipt of the Product, the Government reserves the right to require the Contractor to correct all errors found in the manuscript at no additional cost to the Government within 15 days of Government notification.

C.3.5.1.5.2              Warranty of Logistics Data (see H.5.2.6).

C.3.5.1.5.3              Technical Manual Verification.  The Contractor shall support verification of preliminary technical manuals (previously DEPs) and IETM as required by WD.  All verification findings shall be incorporated by the Contractor in the Final Reproducible Copies (TMs and IETM) and made available for Government review.  The Contractor shall not incorporate any changes/corrections to any TMs/IETM without the knowledge and approval of the Government.  Any such additions to any TMs/IETM will impact the acceptance/rejection of subject TMs/IETM.

C.3.5.1.6                       Publications Review.  Publications will be reviewed, after Verification, by the government for technical accuracy, editorial accuracy, compliance with guidance, completeness, usability, accuracy, consistency and usability by the target audience.  The Government will provide comments, in writing, on the results of each  review within approximately 60 days.

C.3.5.1.7                       Publications Final Delivery.  When required by WD, the Contractor shall deliver IAW CDRLs A043-A046, A051 & A052.

C.3.5.2                                National Maintenance Work Requirements (NMWR).  When required by work directive, the contractor shall prepare National Maintenance Work Requirements (NMWRs) publications IAW CDRLs A065-A070, for FMTV engines (to include OEM installed engine accessories), transmissions, axles, cranes, cargo winches, and self-recovery winches.  The NMWRs will include all necessary information so that the above assemblies, their subassemblies and all their accessories can be disassembled, and reconditioned.  All parts are to be cleaned and stripped of paint, corrosion, and rust.  All parts shall be thoroughly inspected.  Worn or damaged parts shall be replaced.  When using other than OEM parts, the parts must be able to be repaired or replaced using the existing procedures, tools and repair parts specified in the FMTV technical manuals, and must meet or exceed OEM specifications.  All engines and transmissions will be rebuilt to their original configuration.  The transmission shall be tested on a transmission test stand to insure like new performance.  Axles must operate without evidence of unusual noise, vibration.  Cranes will be loaded tested and stenciled IAW TM 9-2320-366-34 and IETM 9-2320-392-34.

C.3.6                                         Maintenance Technical Representative (MTR) (Option – See H.9)

C.3.6.1                                When the appropriate option(s) is exercised and required by work directive, the Contractor shall provide qualified CONUS and OCONUS Maintenance Technical Representatives who shall advise and make recommendations to orient and instruct Government personnel with respect to operations, maintenance, repair and Contractor parts supply for the end items, including all components.  This does not include work required to support contractor warranties, contractor retrofits, or any activities that are the sole responsibility of the Contractor.  The maximum amount of this effort is for 15,600 mandays CONUS and 6000 mandays OCONUS spread over 5 years.

C.3.6.2                                Details for meeting the above requirements will be provided in a WD.

C.3.6.3                                The Contractor shall make available all required personal vital statistics related to the representative(s) furnished under this provision, including birth certificate and such evidence as is requested by the installation or area in which services are to be performed.

C.3.6.4                                The PCO, at least 15 days, for major assignments, in advance of the date the Maintenance Representative(s) are required, shall designate the times, installations, activities, and areas within which the services will be performed.  For minor assignments for a few days, the notification from the PCO need be only 3 days in advance.  The Fielding Team Chief shall provide the actual instructions for the MTR at the Fielding site, a representative of the Government Logistics Fielding Office.  If the Fielding Team is not at the site, the MTR will take direction from PM/TACOM Logistics.  Top priority will be knowing status/assisting with deadlined vehicles.

C.3.6.5                                The unit prices for the MTR man-days are inclusive of an 8 hour day, transportation costs, subsistence, lodging and incidental expenses.  The Government will pay travel costs for one round trip home visit per year.  Only U. S. federal holidays will be paid by the Government other than actual days worked.  Vacation and other holidays and sick leave are solely between the Contractor and his employee.  The Government is responsible for actual days worked by any qualified Maintenance Technical Representative.  It is not required that the same consultant completes an assignment.  Any emergency leave is solely between the Contractor and his employee.

C.3.6.6                                A man-day of service includes but is not limited to:

a.                                                 Any period during which the Maintenance Technical Representative is delayed or prevented from performing any task only if the delay or non-performance is solely the fault of the Government.

b.                                                The initial travel time from the Contractors facility to the site of work, for travel between sites of work and to the Contractors facility.

c.                                                 Any time that the Maintenance Technical Representative is preparing required reports, provided that such preparation is performed at the site of work; the time involved in the report may be monitored and verified by the Government.

C.3.6.7                                Invoices for reimbursement for service shall carry the Contractors certification of the actual man-days services performed.  The invoices shall be forwarded to the Administrative Contracting Officer (ACO) for verification of payment.  The Contractor shall document invoice with copies of actual Maintenance Technical Representative time sheets showing what portion of the time was devoted to technical assistance activities versus other activities which are the sole responsibility of the Contractor.  The Fielding Team Chief will sign off on these time sheets.

C.3.7                                         Quality Assurance Requirements.

C.3.7.1                                Quality System:  All Contract Quality requirements shall apply to STS products and services provided under this Contract.

C.3.7.2                                Quality Engineering Reviews:  The Contractor is responsible for auditing and assessing the performance of its STS Quality System/Procedures.  The Contractor shall perform  quality engineering reviews of all TDP documentation affected by a Work Directive.  These reviews are for determining the type and frequency of process/product controls and/or the required tests for performance/validation/production control necessary to achieve a cost-effective, consistently produced quality product.  The contractor shall perform quality engineering reviews at a point in time, which shall assure that the resulting recommended controls and tests are processed and reflected in the design change documentation and subsequently, the TDP.  Required process/product controls and tests shall be defined as product/part drawing Quality Assurance  Provisions (QAPs)  or within specifications referenced by the TDP.

C.3.7.3                                Quality Assurance Provisions:  Quality Assurance Provisions (QAPs) are those provisions/notes on engineering drawings which annotate quality assurance requirements associated with product/process testing, production quality control, major characteristics, and critical safety items.  QAPs shall be developed or updated as necessary for all applicable items, components or assemblies affected by a Work Directive.  Developing and updating of QAPs shall be based on the recommendations of the Quality Engineer review.  When developing QAPs, considerations shall be made towards achieving a cost-effective, consistently produced quality product.  Limit the use of specialized test and inspection equipment to only when necessary.

C.3.7.3.1                       QAP Determination:  QAPs may be determined/identified using techniques such as Potential Failure Mode and Effects Analysis (PFMEA), historical data review of field failures and non-conformances noted during component qualification testing and manufacturing, logistic support analysis data review, Reliability-Availability-Maintainability-Durability (RAM-D) data review, design engineering assessment, safety assessment and hazard analysis, and sound engineering judgment and experience.

C.3.7.3.2                       Master QAP List (MLQAP):  The contractor shall develop and maintain a MLQAP for all QAPs associated with any work directives.  The MLQAP shall provide a complete accounting of QAPs on all drawings.  It is suggested that Quality Engineering maintain the MLQAP.

C.3.7.4                                QAP Categories:                                    QAPs are categorized IAW the following:

1)                                                First Article Test (FAT) Requirements  –  Tests conducted on first production lot samples to represent the entire quantity of items produced by the established process.  When a FAT is to be specified on the engineering drawing, all performance data shall be provided on the drawing.  This data shall be provided either directly (by engineering drawing notes) or indirectly (by recognized standards described in drawing notes) that are referenced by the FAT notes.  FAT requirements shall be applied to engineering drawings when any of the following conditions requires verification:

• When performance characteristics are to be evaluated by testing.  Example:  Durability, Environmental, Functional, or tests otherwise destructive in nature.

• When environmental or process control characteristics are required to be evaluated by testing, Example:  Salt spray, Climatic conditions (temperature extremes) and other tests such as X-ray.

• When fit or interface of an item is to be demonstrated.  Example:  canvas items, special accessory kits (winterization, heater, deep water fording, and Artic kits).

• When the item has been evaluated via Component First Article Test (CFAT) and requires additional tests controlled by lot or time between production runs.

2)                                                Production Quality Control  – The selection of the number of units and frequency of test/inspection requirements in drawing notes.  These shall be established on a sound statistical basis and with good Quality Engineering judgment.

3)                                                Critical Safety Item (CSI)  –  The Contractor shall identify Critical Safety Items (CSI) within the TDP for all new designs/design changes that are a result of a Work Directive.  Critical safety items are items with one or more critical safety characteristic(s).  A critical safety characteristic is a feature, that if non-conforming, could result in a catastrophic failure of an item/assembly that could result in loss of life or injury to humans.  Items which can not be redesigned from a practical standpoint shall be brought to the attention of the PCO and COTR as soon as possible.  At the PCO’s or COTR’s discretion, the Government may authorize the Contractor to identify the feature or characteristic on the drawing as a critical safety item IAW CDRL A071, DI-SAFT-80970A and the Work Directive.

a.                                       Requirements pertaining to Critical Safety Items shall be validated to ensure all critical safety aspects of the design are accurately reflected, parts/materials operate well below fatigue limits/stress levels, and the design allows for assessment by inspection and nondestructive test equipment.  Validation shall be based on engineering analysis of the critical safety item characteristics and shall consider changes/deterioration through time or use, fatigue life, and operating conditions.  A master list of Critical Safety Items and associated critical characteristics, including nomenclature and part number, shall be prepared, maintained and documented by the Contractor.  The Critical Safety Items List shall be maintained and updated throughout the life of the contract.  The Critical Safety Items shall also be referenced on the vehicle class and division drawing.  This list shall be dynamic in nature with changes taking place as experience and knowledge are obtained and design changes are incorporated.

b.                                      Each critical safety item and assembly process shall be clearly identified as such on the engineering top drawing, part drawing and/or assembly drawings.  The critical safety characteristic(s) for each critical safety item shall also be clearly identified as such on the engineering part and/or assembly drawing, and in all Quality Assurance Requirements/Quality Assurance Provisions.  Critical Safety characteristics will require one hundred percent (100%) inspection or, a minimum Cpk/Ppk of 1.66.  Alternate requirements/techniques may be used such as PPM or DOE when developing Quality Assurance Requirements/Quality Assurance Provisions, but must be approved by the government.  the specific method for marking drawings shall be as delineated in DOD-STD-00100D(AR).

4)                                                Major (M)  –  Any characteristic, other than a critical safety characteristic in which a common defect could cause complete physical and functional failure, or affect interchangeability, reliability, or maintainability of the item or its repair parts, or effective use of operation.

a.                                  Major characteristics are often determined using sound engineering practice and judgment.  Criteria which may be the determining factor that defines a characteristic as Major may include but are not limited to:

• Performance requirements specified on product drawings except those that involve destructive tests or that require 100% inspection.

• Drawing dimensions and geometric characteristics (usually 0.005” or less) such as position tolerance, concentricity, angularity or perpendicularity or tolerance greater than 0.005 where the application is very important.

• Electrical and Electronic characteristics (circuitry, resistance, crimping, soldering, continuity, functional dimensions).

• Installations involving an interface with hardware requiring a fit or pattern dimensions such as a flange or a bracket.

• Material specifications such as hardness, surface hardness depth, location of surface hardness, surface finish.  Surface texture values of 32 micro-inch and finer, related waviness, and lay values.

• Thread characteristics, class 3, 4 and 5, or torque requirements.

• Fastening requirements (welding, brazing, staking, bonding) affecting reliability, interchangeability or function.

• Gear and spline dimensions that affect function and interchangeability.

C.3.7.5                                When required by a Work Directive, the Contractor shall evaluate Environmental Stress Screening (ESS) procedures, if any, that are required by the Technical Data Package to determine their adequacy and cost effectiveness.  The procedures shall be updated and modified, as is necessary depending on the results of validation testing and/or engineering Change Proposal actions.  Upon approval of the individual Quality Assurance Provisions, the Contractor shall implement the screening procedures.

C.3.7.6                                Quality Documentation:  When required by a Work Directive, the Contractor shall develop and maintain additional documentation beyond that required by contract and the contractors quality system.

C.3.8                                         Configuration Management (CM).  All configuration management tasks are to be done only when authorized by Work Directive.  Under this clause, the Contractor shall be the custodian of the Government FMTV TDP. This TDP consists of all drawings and associated documents developed for the FMTV A1/A0 variant configurations.  Only those changes directed by the TACOM FMTV CCB will be incorporated into the FMTV Government TDP.  Upon notification of the TACOM FMTV CCB approval, the data files and drawing levels will be locked.

C.3.8.1                                Configuration Control:

C.3.8.1.1                       The Contractor shall prepare Engineering Change Proposals (ECPs), IAW CDRL A003, DI-CMAN-80639C(T), the instructions provided in this clause and Instructions for Preparing ECP Forms, Attachment 6.  Each ECP package shall contain NORs per CDRL A002, DI-CMAN-80642C and the instructions in Attachment 6, Instructions for Preparing ECP forms.

C.3.8.1.2                       ECP/VECP/ERR Number Assignment – The Contractor shall utilize a portion of the block of numbers requested per paragraph C.2.2.1.  The same number assigned to an ECP/VECP shall be used for the applicable ERR without the R* identifier, where the * is the number of revision(s), if one was assigned.

C.3.8.1.3                       Data files and proposed drawing revision levels will be temporarily locked upon the contractors CCB approval prior to being submitted to the Government for final approval.

C.3.8.1.4                       The contractor shall not incorporate any changes to the FMTV technical documentation within their control without receiving an approved ECP from the Government.

C.3.8.1.5                       For Interface Control ECPs, the Contractor shall attempt to obtain concurrence from all interface parties and include their (non) concurrences as part of the ECP package.

C.3.8.1.6                       Each new 3-D solid model/2-D line drawing will be approved for design, drawing format, and quality requirements by the Government before approval of the ERR releasing the new documentation to the FMTV TDP.

C.3.8.2                                Change Documents from Other Sources.  As STS Contractor, the Contractor, shall receive from the Government, ECPs/VECPs/RFDs prepared by other sources.  The Contractor shall review these proposed change documents for overall adverse system impact.  The Contractor shall, in an appropriate text format provide concurrence/non-concurrence (with justification for any non-concurrence) and applicable comments/recommended changes to the Government Configuration Management Office electronically for review at the Government Configuration Control Board meeting.

C.3.8.3                                The Government will forward approved ECPs/VECPs/PPEPs to the applicable drawing custodian for incorporation of the approved change and preparation of the ERR package.  As drawing custodian of the FMTV technical data package you shall receive approved ECPs/VECPs/PPEPs from the Government for incorporation to the FMTV TDP.  The Contractor shall prepare and submit an ERR package within 30 days of receipt IAW C.3.8.4.  An ERR package shall consist of the revised Pro/ENGINEER Solid model, Pro/ENGINEER 2-D drawing, the ERR, and applicable configuration metadata for the ECP and ERR.

C.3.8.4                                Engineering Release Record (ERR) Preparation – The Contractor shall prepare one ERR for each approved ECP/VECP/PPEP, initial release of an assembly or TDP in accordance with the instructions in Instructions for the Preparation of an Engineering Release Record, Attachment 19 and CDRL A072, DI-CMAN-80463C(T).  Multiple ECP releases under one ERR will not be accepted.  The ERR number shall be the same as the ECP number.  If the Contractor was not the ECP preparer the Contractor shall substitute their prefix in front of the ERR number.

C.3.8.4.1                       Supplemental ERRs – Incremental ERRs for assemblies or subassemblies may only be used for the initial release of a major vehicle or system, unless Government Configuration Management approval is granted.

C.3.8.4.2                       Submittal of ERRS – The Contractor shall submit the ERR package consisting of the revised Pro/ENGINEER Solid model, Pro/ENGINEER 2-D drawing in *.pdf format, the ERR in *.pdf format, and applicable CSAER input metadata for the ECP and ERR to the Government electronically per CDRL A072, DI-CMAN-80463C(T).

C.3.8.4.3                       Upon receipt of Government approval of the ERR package, the Contractor shall provide to all known co-users and applicable DLA agencies in *.pdf format, an electronic copy of the approved ERR, approved ECP/VECP/PPEP, and the changed document(s)  (2-d drawings and associated technical documents) IAW CDRL A072, DI-CMAN-80463C(T), within 10 days of receiving notification of the approved ERR package.

C.3.8.5                                Configuration Status Accounting & Engineering Records (CSAER).

NOTE:                               The Government has changed to an on – line web based configuration management system.  Portions of this system are still underdevelopment.  Contractors submittal format is to be on-line or batch metadata.  Currently only the on-line submittal and data entry is available.  Due to the advancements made in computer systems available, the Government retains the right to change to a different on-line web based configuration management system.  The Government will be responsible for providing training and instruction to contractor personnel if a change in configuration management system occurs.

C.3.8.5.1                       CSAER Submittal & Validation – Contractors quality provisions shall assure that accurate and complete CSAER on-line computer input metadata is provided.  The Contractor shall be able to access the on-line system via personal computer via the internet.  The Government shall provide training on how to access and input metadata on line.  The metadata shall define the detail part records, the part, assembly, and vehicle configurations, and change/release records as result of ECPs/VECPs/ERRs.  The Contractor shall submit with each ECP/VECP/ERR, the metadata to create/update/revise the FMTV configuration metadata for each part, assembly, vehicle configuration affected by the change document.  Submittal of CSAER data to institute a complete and permanent audit trail history of Product Baseline drawings/documents including subsequent changes to that baseline (ERR package regardless of origin of the approved ECP/VECP/PPEP) shall be the responsibility of the STS Contractor.  The media used to input CSAER data shall be web based on-line access or batch metadata submittal when available.  Password and security clearance may be required to access the on-line system.  The Contractor shall contact the PM, Configuration Management who will contact a TACOM Information Assurance Security Officer (IASO) who will assist in completing and submission of the forms.  The Contractor needs to provide completed security investigation paperwork to TACOM Intel and Security Division, ATTN:  AMSTA-CM-XSC (Gayle Bedwell) (586) 574-6262.  The Contractor will also need to provide accreditation/certification of their site to TACOM-Warren Information Assurance.  Contact the TACOM-Warren IA Team, Steve Twynham, (586) 574-4117 or Jack Ciraulo, (586) 574-8431.  CSAER submittals shall be in accordance with CDRL A073, DI-CMAN-81253A.

C.3.8.5.2                       Reserved.

C.3.8.5.3                       CSAER Validation – The Contractor shall be responsible for review, edit, and correction if CSAER errors resulting from the Government’s audit of the Contractor’s generated metadata input.  The Government will provide the Contractor with notification of deficiencies in the on-line CSAER database.  The Contractor shall electronically resubmit a corrected package within 14 working days and at no cost to the Government.  Periodically the Government will provide the Contractor with baseline or bill of material reports, (at assembly level or vehicle level) generated.  The contractor will correct all deficiencies noted in these TDPLs and submit corrective data within 14 working days IAW CDRL A073.

C.3.8.5.4                       Configuration Status Accounting Report – The Contractor shall submit a monthly Configuration Status Accounting Report for all changes (regardless of origin) affecting the FMTV.  The report will be in ECP number order and shall at a minimum provide the following data:

Detailed description of the ECPs/VECPs/PPEPs in process/completed/cancelled; ERRs in process / completed / cancelled; and DWOs in process / completed/cancelled.  The report shall identify when the document arrived at each pertinent stage of processing, such as initial start, PDR, CDR, contractor CCB, submittal to Government, Government CCB Date and decision type, ERR development and submittal, implementation to the technical manual and provisioning data, production line cut-in, contract modification, etc.

C.3.8.5.4.1              A separate section of the same report will document the status accounting information for RFDs.  Applicable fields identified above will be used.  The report will also track RFDs that are converted to ECPs.

C.3.8.5.4.2              The report shall be in Microsoft Office 97 format or equivalent mutually acceptable program and transmitted to the Government electronically IAW CDRL A073, DI-CMAN-81253A.

C.3.9                                         Engineering Drawings

C.3.9.1                                Engineering Drawings, Product Drawings and Records – The Contractor shall provide Product Design Drawings as described in MIL-STD-100G and IAW CDRL A001, DI-SESS-81000B, ASME Y14.100M-1998 and ASME Y.14.24M.  It is essential that the drawings be in compliance with the ordering data as defined in Para C.3.9.13 of this SOW.  Detail, subassembly and assembly drawings shall be completely delineated, directly or by reference to other documents, engineering requirements and characteristics such as materials, tolerance methods shall be utilized where applicable per ANSI 14.5M-1994.  Engineering drawings and associated lists prepared, shall as a minimum, provide the necessary design, engineering, manufacturing, and quality assurance information sufficient to procure or manufacture an item that duplicates the physical and performance characteristics of the original prototype, without additional design engineering effort or recourse to the original design activity.  The Contractor shall deliver all new drawings and redraws (of old drawings) in Pro/ENGINEER 3-D Version 2001 IAW C.2.1.1.4.  Quality Assurance Provisions shall be included on the drawings and not be separate from the drawings.  The QAPs shall note the type and frequency of process/product controls and/or required test for performance/validation/production control purposes.  Container drawings for the engine and transmission shall also be provided as product drawings defined herein.  Vehicle top assembly drawings, camouflage drawings, kit drawings, and TACOM peculiar drawings shall also be provided.

C.3.9.2                                Engineering drawings and associated lists prepared shall be legible and include those types of drawings most amenable to the mode of presentation.  Layout drawings and combinations of types of engineering drawings may be used to convey the engineering end item to cognizant Government engineers and scientists and enable competitive procurement or fabrication of the end item.  Detail assembly drawings for welded components and other inseparable assemblies are acceptable where each piece is detailed thereon and none of the individual pieces are provisioned as spare or repair parts.

C.3.9.3                                Source Control Drawings (SOCD) shall be prepared only upon authorization from the Government.  All SOCDs shall have a minimum of 2 sources as well as meet the requirements defined by MIL-STD-10OG, unless otherwise directed by the PCO.  Requests for authorization to use SOCDs shall be accompanied by a copy of the Non-Standard Parts approval request (DD Form 2052) and written justification set forth in DID DI-SESS-81000B (CDRL A001).

C.3.9.4                                Dressed Components.  Contractor shall provide dressed component drawings for the engine, transmission, axles and transfer case if applicable.  A dressed component is a properly manufactured, assembled and tested set of parts, subsystems and assemblies that are complete for installation in the vehicle delivered under this contract.  Dressed component drawings shall identify all sprockets, pulleys, mounts and other add-ons that adapt the component to the vehicle installation.  The dressed component drawings shall be complete in assembly and detail to allow procurement of the dressed component.

C.3.9.5                                Review/Sign Off – 2-D line drawings and corresponding 3-D solid models shall be provided to the Government for review by installation at a rate sufficient to allow for the initial review by the Government, coordination of Contractor corrections and Government Final Review and Sign-off.  After Government sign-off of a drawing the Contractor shall record in the change block of the drawing any subsequent changes made to the drawing.  All changed drawings and change notices shall be submitted to the Government for review.

C.3.9.6             Drawing Approval.  Drawings shall be approved by PM MTV Engineering personnel.  The Government must approve any exception to this requirement in writing.  The Government Project Engineer shall provide approval by signing drawings or by providing electronic or written approval by a means acceptable to the Government and contractor.  The Government QA Specialist shall provide approval by signing drawings or by providing electronic or written approval by a means acceptable to the Government and contractor.

C.3.9.7                                Drawing Number Report – All product drawings including Package Content and Kit drawings produced under this contract shall be assigned Government issued drawing part numbers.  These drawing/part numbers can be obtained by submitting a written request to TACOM, ATTN:  AMSTA-TR-E/FMTV specifying the type and quantity of drawings being produced, i.e., and kit or product drawings.  The allocation of these numbers shall be reported on a frequency specified on the DD Form 1423.  This report shall be prepared IAW DI-SESS-81011 (CDRL A074) and include the contractor’s name, address, and contract number and manufacturer part number.  A cross-reference list shall be provided showing the Government (TACOM) part number and the corresponding vendor part number.

C.3.9.8                                Drawing Part Numbers for Privately Developed Items – Contractors are prohibited from assigning drawing/part numbers to privately developed items prior to Government approval.  If an item is approved for incorporation into the design, the contractor shall assign a Government issued drawing number, as referenced in part C.3.9.7 to the item.

C.3.9.9                                Drawings and Pro/ENGINEER 3-D Solid model files prepared for items developed with funds of this Contract or any other Government contract by the Contractor or his subcontractors are property of the Government and shall be provided with unlimited rights to the extent permitted under DFARs 252.227-7013, DFARS 252.227-7014, DFARS 252.227-7015.  The Contractor shall present the list of exceptions, those existing drawings and model files developed at private expense as part of the Work Directive.

C.3.9.10                          Drawing Custodianship – The contractor shall be responsible for all original document files in his possession (this includes but is not limited to 3-D Pro/ENGINEER Solid Models, 2-D line drawings, associated documents, technical documentation etc.).  As drawing custodian, the contractor shall make any changes authorized by TACOM to said original document files, provide copies of the changed document files to co-users and upon request, provide document files as defined herein, electronic files in one of the file formats identified below to the Government within 10 days of request.  The contractor shall not transfer any Government drawing files without written approval from the Government.

1.                                                 3-D Pro/ENGINEER Version 2001

2.                                                 Associate 2-D Line Drawing in Pro/ENGINEER Version 2001

3.                                                 Associate 2-D Line Drawing in *.pdf Format

4.                                                 Associate STEP Neutral File Format

5.                                                 All Associated sheet images in *.pdf format

C.3.9.11                          Drawing Custodianship List – The contractor shall prepare and submit a drawing custodianship list IAW CDRL A075.  The list shall contain all original drawings and associated documents pertaining to this contract.  The list shall identify pertinent descriptive information such as number, type of document, title, current revision level, date and status, etc.  Specific media format is to be determined at a start of work meeting.

C.3.9.12                          Procedures for Transferring Original Drawings and CAD files – The Contractor shall comply with the following sequential procedures at the end of the performance period of this contract.

1.                                                 At 60 days before end of contract:

a.                                                 Provide a list/printout of drawings, CAD files and packaging documents in your custody to TACOM, AMSTA-TR-E/FMTV for record verification.

b.                                                Identify and provide a list of approved, but open ECPs (i.e., where no ERR/drawing/file updates have occurred) and cross-reference to drawings/files/documents affected by those ECPs.  Separate, revise and ship separately.  NOTE:  If TACOM is to complete the work, drawings/files/documents should be prepared for audit and shipment first.

c.                                                 Provide lists of the following information to AMSTA-TR-E/FMTV:  (1) Obsolete and superseded drawings and CAD files, and (2) unreleased drawings, CAD files, and packaging documents.

2.                                                 At 30 days before end of contract, document the transfer of data by using two letter of transmittal forms, one for obsolete drawings and CAD files, and one for all other drawings, CAD files, and packaging documents.  Attach related inventory lists to each DD Form 250.  Submit to the Government representative for signature and verification of receipt.  Data to be transferred shall accompany the transmittal letter.  Data transfer is to be electronic IAW C.1.4 or as otherwise specified.  The Government reserves the right to be present during the drawing / file inventory process.

C.3.9.13                          Engineering Drawing Ordering Data:  The Contractor shall prepare Product Design drawings as appropriate IAW the ordering data in this SOW and the tailoring of ASME Y14.100 Appendix A as follows:

(a)                                            Drawing Media:  Digital Data as defined herein.  Paper copies and raster file digital data are required for government review purposes prior to Government acceptance of drawing files defined under C.3.9.5 and C.3.9.6.

(b)                                           Drawing Format:  Government Format, forms supplied by the contractor.

(c)                                            Drawing Sheet Size and Format:  IAW ASME Y14.1.

(d)                                           Application Data:  Required on drawing general use or multi-use notations are allowed, e.g. FMTV/A1, FMTV-A1 where applicable.  More specific uses are to be identified by groups or models, i.e., MTV-A1, LMTV/A1, Tanker, Air-Drops.

(e)                                            Drawing Detail:  multi-detail is encouraged for inseparable assemblies.  Mono-detail and tabulated drawings are allowed.

(f)                                              Dimensioning and Tolerancing shall be IAW ASME Y14.5M.1994 for new drawings and indicated in note 1.  Metric and decimal are allowed.  Dual dimensioning requires government approval.

(g)                                           Drawing notes shall be on top left corner beginning with note 1 on top.

(h)                                           Types of drawings are approved by the Government.

(i)                                               Maintenance of multi-sheet drawings are revised by sheet, with first sheet containing the latest revision level, revised when any sheet is revised.

(j)                                               Redrawn drawings require government approval and are advanced one revision level.

(k)                                            Maintain revision history in its entirety with brief description of change, document change number and zone cross-references to change are.

(l)                                               Adding sheets:  renumber sheet using consecutive whole number.

(m)                                         Deleting sheets:  remaining sheets are renumbered, revision status of sheets block is updated with notations such as cancel or del.

(n)                                           Markings on Engineering Drawings:  special items and process apply using approved symbols and special notes.

(o)                                           Associated lists:  (3) Other (Parts lists are integral to drawing).

(p)                                           Types of associated lists:  (1) (a) Parts Lists are integral to drawing; lists are not required to be in tabulated format.

(q)                                           Angle of projection shall be third angle unless otherwise indicated in title block.

(r)                                              Language shall be English

(s)                                            Applicability of Appendices:  ASME Y14.100 Appendices B, C, D and E apply.  Distribution statement required and approved by government; Material shall be defined in note to applicable specifications and standards; Drawing numbers are assigned by TACOM; Revision method required Government approval; Contractor materials engineer, drafter, checker, and engineer shall all sign drawings.

(t)                                              Miscellaneous:  Quality Assurance Provisions shall be integral to the drawing, as specified herein.

C.3.9.14.                       Drawing Features Summary from the blocks on form DD2554-1 for Product Drawings:

1.a.                                                 Originals:  CAD files IAW C.2.1.1.1.4.

1.b.                                                Reproductions:  IAW Mil-D5480, type A, class 3.

1.c.                                                 Digital Data:  Electronic deliveries as specified herein.

2.                                                 Cage code and documents numbers:

2.a.                                                 Contractor NA

2.b.                                                Government:  Use 19207 cage code and TACOM drawing numbers IAW the Configuration Management section of this contract.

3.                                                 Drawing formats and drawing forms

3.a.                                                 Contractor formats NA

3.b.                                                Government formats supplied by contractor

4.                                                 Types and quantities of drawings selection

4.a.                                                 Contractor selects NA

4.b.                                                Government selects

5.                                                 Associated lists:  Separate parts list is not allowed; find number parts lists require Government approval.

6.                                                 Details

6.a.                                                 Multi-detail drawings only permitted for inseparable assemblies.

7.                                                 Quality Assurance Provisions required to be integral with the drawings as specified herein.

8.                                                 Applicable Vendor Substantiation Data required.

C.3.9.15                          Drawings & TDP Requirements

C.3.9.15.1                 Drawing Tree – The Contractor shall establish and maintain a drawing tree reflecting the top/down generation breakdown of the FMTV models IAW DI-DRPR-80558 (CDRL A076).  The drawing tree shall include all separable assemblies, items requiring component specifications, and software.  The drawing tree shall serve as a guidance for structuring the TDPL and Logistics Support Analysis Record (LSAR) for FMTV.  The drawing tree shall be made available for design and other disciplines’ review.

C.3.9.15.2                 Documentation – The contractor shall provide engineering and technical support serves and facilities to prepare and maintain drawings, specifications and other technical data comprising the configuration baseline for the FMTV.

C.3.10                                   Field Issue Resolution.

C.3.10.1                          Field Issue Resolution.  The Contractor shall investigate, provide failure analysis and corrective action to all Field Issues generated against supplies produced under this contract in accordance with this provision and as authorized via STS work directives.  Field Issues will be identified by the PCO and may originate from various sources including, but not limited to, Field Service Representative reports, Government Logistics Assistance Representative (LAR) reports, Fielding Team reports and Soldier input.  The Contractor shall provide a report of the investigation, which includes at a minimum:  problem identification, root cause, immediate/short term action, corrective action implementation plan for permanent solution, and verification of effectiveness.  The report of investigation shall be submitted within 45 calendar days of receipt of a Contracting Officers notification of Field Issue.  Should an exhibit of the item in question be required, the Contractor shall submit an exhibit request electronically to the Contracting Officer.  Upon receipt of the request, the Contracting Officer will electronically delegate exhibit processing to the appropriate Administrative Contacting Officer (ACO) representative within 48 hours of request receipt.  The ACO representative will arrange for transportation of exhibit(s) with the Contractor.  The costs of exhibit transportation shall be the responsibility of the Contractor.  All corrective actions taken by the Contractor shall be at not additional cost to the Government.  Field Issue corrective actions which require a configuration change, must be approved by the PCO.  All Field Issue investigation reports and associated corrective actions shall be approved by the PCO before the Government considers a Field Issue Notification closed.

C.3.10.2                          Field Issue Response Performance Incentive.  The Contractor is incentivized to provide rapid and accurate responses to Field Issues.  The Government will award the Contactor an incentive amount of $500 for each Field Issue response submittal which is received within 30 calendar days and is subsequently approved without revision or additional effort.  Time/days associated with exhibit shipment does not count towards the Investigation Report submittal time/day requirements stated in C.2.11.  The Government shall limit this incentive to $150,000 per production year.  The determination of the award of the incentive amount specified in this clause will reside solely with the PCO and is not subject to the Disputes clause (FAR 52.233-1).  The contract will be modified on a semi-annual basis to fund the amounts determined to be earned or such other frequency as may be mutually agreed upon.

C.3.11                                   Reduced Logistics Footprint.  The existing logistics footprint of the FMTV shall be reduced to the lowest size possible and initiatives to achieve this objective will be authorized via STS work directives.  Target areas are a 30 percent improvement in the baseline vehicle fuel economy, reduction or elimination of the number of intermediate level maintenance tasks required, reduction of all tools required and a reduction of scheduled services required.  Block Modification for fuel economy improvement applies to all configurations and variants of the FMTV.  Work Directive planning for the Fuel Economy Block Improvement will begin at the Start of Work meeting, targeting integration of the equipment and software necessary into the existing vehicle architecture to meet the 30 percent fuel economy requirement in time for delivery of the first vehicle of the fourth program year.  The Contractor shall incorporate the necessary modifications into all appropriate technical and logistic documentation to reflect the integration of the new equipment and software.

C.3.11.1                          30 Percent Fuel Economy Improvement.  As authorized by work directive, the Contractor shall conduct investigation to allow the FMTV to achieve a 30 percent improvement in its fuel economy, with no degradation in automotive performance or RAM (Objective).  The FMTV shall employ hybrid or other applicable technology to achieve this result.  Load carrying capacity must be maintained and all requirements of the system ATPD 2131C, Attachment 1 are to be met.

C.3.11.2                          Logistics Footprint Reduction Analysis.  The Contractor will conduct continuous analysis to identify potential opportunities to reduce the existing FMTV Logistics Footprint as authorized by work directives.  Goals include, but are not limited to:

• Reduction in the overall number of maintenance tasks required for service, troubleshooting and repair.

• Reduced service, troubleshooting and component replacement times.

• Reduction in the number of FMTV-unique special and fabricated tools.

• Reduction of scheduled services required (in terms of time, number of tasks and parts cost).

C.3.12                                   Transportability Report.  When required by Work Directive, the Contractor shall up date the Transportability Report for new models in accordance with the guidelines provided in AR 70-47 and the Data Item Description DI-PACK-80880 (Contract Data Requirements List A085).  The Transportability Report shall include all vehicle models.”

SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date

D-1	52.247-4004 (TACOM)	MARKING REQUIREMENTS FOR EXPORT SHIPMENTS	JAN/1991

Notwithstanding other requirements in this contract with respect to marking of shipments, all shipments moving through air or water terminals to destinations outside the U.S.A. will be marked in accordance with the requirements of DOD 4500.32-R, Military Standard Transportation and Movement Procedures (MILSTAMP), and MIL-STD-129, Military Standard Marking for Shipment and Storage. The Contractor agrees to use Government-supplied DD Forms 1387 (Military Shipment Labels) or DD Forms 1387-1 (Military Shipping Tags) for such shipments, as appropriate per the guidance in MIL-STD-129, and agrees to comply with shipping and marking instructions issued by the Administrative Contracting Officer (ACO).  The proper marking of export shipments as discussed herein must be accomplished in conjunction with the requirements of FAR 52.247-52, CLEARANCE AND DOCUMENTATION REQUIREMENTS—SHIPMENTS TO DOD AIR OR WATER TERMINAL TRANSSHIPMENT POINTS, which is referenced in Section D of this contract.

[End of Clause]

D-2	52.247-4016 (TACOM)	HEAT TREATMENT AND MARKING OF WOOD PACKAGING MATERIALS	JUL/2002

ALL NON-MANUFACTURED WOOD USED IN PACKGING SHALL BE HEAT TREATED TO A CORE TEMPERATURE OF 56 DEGREES CELSIUS FOR A MINIMUM OF 30 MINUTES. THE BOX/PALLET MANUFACTURER AND THE MANUFACTURER OF WOOD USED AS INNER PACKAGING SHALL BE AFFILIATED WITH AN INSPECTION AGENCY ACCREDITED BY THE BOARD OF REVIW OF THE AMERICAN LUMBER STANDARD COMMITTEE. THE BOX/PALLET MANUFACTURER AND THE MANUFACURER OF WOOD USED AS INNER PACKAGING SAHLL ENSURE TRACEBILITY TO THE ORIGINAL SOURCE OF HEAT TREATMENT. EACH BOX/PALLET SHALL BE MARKED TO SHOW THE CONFORMANCE TO THE INTERNATIONAL PLANT PROTECTION CONVENTION STANDARD. BOXES/PALLETS AND ANY WOOD USED AS INNER PACKAGING MADE OF NON-MANUFACTURED WOOD SHALL BE HEAT TREATED. THE QUALITY MARK SHALL BE PLACED ON BOTH ENDS OF THE OUTER PACKAGING, BETWEEN THE END CLEATS OR END BATTENS; ON TWO SIDES OF THE PALLET.

[End of Clause]

D.1 Preservation and Packaging.

D.1.1                                        The production vehicles shall be processed and shipped Level B drive-on/drive off in accordance with the Equipment Preservation Date Sheet (EPDS) developed by the contractor. Fuel tanks shall be shipped ½ full of JP8 or DF-2 fuel. Windshield wiper fluid should contain freezing preventative additive. Side mirrors and windshield wipers (s) may be shipped installed if required for driving to loading dock and or destination and is pre-approved by TACOM. All Self-propelled vehicles and mechanical equipment containing internal combustion engines or wet batteries are subject to requirements of Code of Federal Regulation Title 49, for truck and rail transport, International Maritime Dangerous Goods Code, for vessel transport, and AFJMAN 24-204 for military air. The Shipment & Storage Instructions (EPDS) must be approved by TACOM prior to vehicle shipment. All components removed from the vehicle for reduction of cube, any accessories, basic issue items, and manuals shall be preserved, packaged packed into wood container(s) conforming to PPP-B-601 OR PPP-B-621 modified with a plywood top, and identified in accordance with Level B requirements of MIL-STD-3003 and MIL-STD-129.

D.1.2                                        The contractor shall include cleaning and processing instructions for stowage and exercising directions of vehicles should they be shipped in place or conditionally accepted and be approved by TACOM.

D.1.3                                        All deliverable spare and repair parts, special tools, and all kits delivered under this contract shall be preserved packaged and packed as follows:

a.                                                 The engine, transmission, and transfer transmission shall be preserved and packed Level A in the long life reusable (LLR) container developed by the contractor and approved by TACOM, AMSTA-TR-E/PKG prior to shipment. All axles, winches and differentials shall also be preserved and packaged Level A, IAW the packaging instructions developed by the contractor and approved by TACOM-TR-E/PKG.

b.                                                All other repairable spare and repair parts, kits, and fragile items, whether shipped with the vehicle, or to depots, camps or stations, shall be preserved, packaged and packed Level B/B in accordance with the packaging instructions developed by the contractor and approved by TACOM, AMSTA-TR-E/FMTV. All hazardous items shall be packaged in accordance with the requirements of Code of Federal Regulation Title 49.

c.                                                 All expendable parts and all remaining items (including Training Aids. The System Support Package (s) (SSP) and Special Tools) scheduled for shipment, shall be packaged in accordance with standard commercial practices to assure safe arrival at destination without damage to contents.

D.1.3                     All software/technical data required to be developed under this contract shall be packaged in accordance with standard commercial practices to assure safe arrival at destination without damage to contents.

D.2 Marking.

D.2.1                     The vehicle, repair and spare parts, kits, and special tools preserved, packaged and packed in accordance with paragraphs D.1.1 and D.1.2 above, shall be marked in accordance with the approved Equipment Preservation Data Sheets and MIL-SD-129 as applicable. All vehicles shall have bar code labels attached to the bumper in a manner that scanning shall be made easy. The bar code shall contain the model number, the vehicle identification number (VIN), and the National Stock Number.

D.2.2                     Software/technical data shall be marked with the name and address of the consignor, consignee and contact number.

*** END OF NARRATIVE D 001 ***

SECTION E – INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
E-1	52.246-2	INSPECTION OF SUPPLIES — FIXED PRICE	AUG/1996
E-2	52.246-3	INSPECTION OF SUPPLIES – COST REIMBURSEMENT	MAY/2001
E-3	52.246-4	INSPECTION OF SUPPLIES – FIXED PRICE	AUG/1996
E-4	52.246-5	INSPECTINO OF SUPPLIES – COST REIMBURSEMENT	APR/1984
E-5	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

E-6	52.242-4008 (TACOM)	ROUTING OF SPECIAL PROCESS APPROVALS	AUG/1994

(a)                                  The Specifications/Standards herein, which are part of the technical data package for this contract, may require you to get approval from us prior to production for one or more special processes involved in producing this item.

(b)                                 If approval is required, you will prepare the written procedures as the specification/standard requires. You will then route the procedure through the Administrative Contracting Officer (ACO) for review and comment. Once you get the procedure back from the ACO, you will then forward it to the Procuring Contracting Officer (PCO) at TACOM for final approval. The correct address for the PCO is on the face page of this contract.

(c)                                  You will cite (i) the contract number and (ii) the governing specification or standard on all procedures you submit for approval.

[End of Clause]

E-7	52.209-4012 (TACOM)	NOTICE REGARDING FIRST ARTICLE	APR/2000

(a)                                  Notwithstanding the provisions for waiver of first article, an additional first article sample (or portion thereof) may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of one year, or (iii) whenever a change occurs in place of performance, manufacturing process, material used, drawing, specifications or source of supply.

(b)                                 When any of the conditions above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample (or portion thereof), and instructions can be provided concerning the submission, inspection, and notification of results.

(c)          Costs of any additional testing and inspection resulting from conditions specified above shall be borne by the Contractor, unless the change was directed by the Government. Further, any production delays caused by additional testing and inspection will not be the basis for an excusable delay as defined in the default clause of this contract. Such delays shall not form the basis for adjustment in contract priced or delivery schedule.

[End of Clause]

E-8	52.211-4016 (TACOM)	CARC PAINT-PRETREATMENT REQUIREMENTS FOR FERROUS AND GALVANIZED SURFACES	SEP/2002

(a)                                  Ferrous and galvanized surfaces shall be cleaned and pretreated with a Type 1, microcrystalline, zinc phosphate system per TT-C-490. Alternate pretreatment systems for ferrous substances must meet the performance tests specified in paragraphs 3.5.7, 3.5.8, 4.2.7, and 4.2.8 of TT-C-490. Corrosion resistance tests will be conducted on a monthly basis (two test coupons) after the process has been found to be in statistical control. Process control tests for alternative systems must ensure that the process remains in control and must be documented and approved by TACOM. Testing must be performed on the same substrate and the same thickness of primer minus topcoat used in production. Unless otherwise specified, MIL-P-53022 and —53030 primers shall be salt spray tested for 336 hours. All electrocoat primers shall be tested for 1000 hours. Test coupons shall be scrapped with one inch (approximate) metal blade such as a putty knife between 24 and 168 hours after removal from the neutral salt spray cabinet for coupon evaluation. Any inorganic crystalline pretreatment is limited to maximum build equivalent of 500 mg. per square foot to minimize chipping of the CARC system. All TT-C-490, zinc phosphate pretreatment systems must be documented and approved by the procuring activity prior to use. The procedure containing all the elements specified in paragraph 3.2 of TT-C-490 shall be submitted to the procuring activity no less than 45 days prior to use. Qualifications will consist of verification that the process with its controls can meet the performance requirements in the specification. The performance of alternate systems must be demonstrated and approved by the procuring activity. If the TT-C-490 Type 1 system has not been previously approved by TACOM, it must be documented and submitted for approval as specified in the specification. Zinc phosphate systems for galvanized substrates require separate qualification. A list of previously qualified zinc phosphate application facilities is available from TACOM, Materials Engineering Team, (810) 574-5083. Requalification of the process will be required if the process is changed outside the limits defined in the TAOCM letter of system acceptance provided to the application facility.

(b)                                 Qualification of pretreatment systems for galvanized substrates shall be performed using Accelerated Corrosion Test protocol contained in GM 9540P, Method B, rather than salt spray. Test coupons with primer only shall be cured for seven days, and scribed thru the primer. After 40 cycle test exposure, the test coupons shall be scraped at a 30 degree contact angle (approximate) with a one inch (approximate) metal blade, such as a putty knife, both parallel and perpendicular to the scribe. There shall be no more than 3 mm. of rust creep (zinc corrosion products), blistering, or loss of paint adhesion from the scribe line and no more than 5 blisters in the field with non greater than 1 mm. This test shall be performed at two month intervals (two test coupons) to ensure that the process is in control. An alternative test for verifying process control is GM 9511P for 10 cycles.

(c)                                  Performance tests for process control are highly dependent on the type, thickness, and VOC level of the organic coating (primer) film and its adhesion to the substrate. Any change to the solvents used in the primer or changing the brand of primer will require retesting of the system. The test coupons must duplicate the production painting process as closely as possible. Primer test coupons shall represent both the minimum and maximum nominal dry film thickness. Due to the wide variation in zinc thickness with the hot dip galvanizing process, the dry film thickness of the primer will be verified with a Tooke gage or equivalent for the purpose of production and process control.

(d)         The use of vinyl wash primer (DOD-P-15328) is prohibited due to its hexavalent chromium content and high VOC level.

[End of Clause]

E-9	52.211-4017	ENHANCED CARC REQUIRMENTS FOR HIGH PERFORMANCE SYSTEMS	SEP/2002

(a)                                  THE FOLLOWING REQUIREMENTS SUPERSEDE THE PERFORMANCE REQUIREMENTS CONTAINED IN TT-C-490, MIL-C-5541 AND MIL-C-53072 RELATIVE TO THE ADHESION AND CORROSION RESISTENCE OF THE CRC SYSTEM:

(b)                                 Ferrous and galvanized surfaces shall be cleaned and pretreated to provide the following level of performance on a repeatable basis. The cleaning/pretreatment/control process shall be documented and submitted to the procuring activity for approval prior to production. Qualification and process control testing shall be performed on the same substrate used in production. The system under test shall consist of the pretreatment and primer. There are significant variations in performance due to primer manufacturer, VOC content and primer thickness variation. Sufficient testing shall be conducted to achieve a statistical confidence in both the brand/type of primer used and the dry film thickness used in production. If the tolerance of the dry film thickness exceeds plus or minus 1.0 mil then you must qualify the extreme of the range separately.

(c)                                  To verify the corrosion resistance, a minimum of three test panels per test variation no smaller than 4 x 12 inches with the pretreatment/primer system as noted above shall be subjected to 1000 hr. of neutral salt spray per ASTM B117 (40 cycles of GM 9540P – scribed is the preferred alternative) for ferrous substrates or 40 cycles of GM 9540P for galvanized surfaces. The test panels shall be cured for a minimum of 7 days and vertically scribed through the coating system to the metallic layer. A minimum of 24 hr. after the completion of the neutral salt spray test of within 5 days after completion of the 9540P test the scribe shall be scraped at a 30 degree (approximate) contact angle with a 38mm (approximate) blunt tipped metal blade such as a putty knife parallel and perpendicular to the scribe. There shall be no more than 3mm maximum loss of paint adhesion or corrosion at any point from the scribe line. In addition, there shall be no more than 5 blisters in the field with none exceeding 1mm, corrosion in the field shall not exceed Rust Grade 9 of ASTM D610. The minimum primer dry film thickness noted on the test panels which pases the corrosion resistance test shall be the minimum requirement for production painted hardware.

(d)                                 To verify long term CARC adhesion, after completion of the corrosion resistance evaluation each test panel will be subjected to cross hatch tape test (minimum tape adhesion rating of 45 oz. per inch of width). The test pattern shall be 4 x 4 scribe lines to the metallic layer at 2mm intervals (approximate) and shall be done no closer than 12 mm from any edge or the scribe creep. Multiple head cutters are not recommended. Loss of two or more complete primer squares shall constitute failure.

(e)                                  The contractor must demonstrate the ability to pass both tests for the system to be considered acceptable. This testing shall be performed on 5 consecutive days of production. If all test panels are acceptable, the testing can revert to two test panels every two months of production.

(f)                                    The only system that is currently available to achieve this level of performance is a zince phosphate pretreatment system per TT-C-490 with a high quality primer. All primers used must be on the QPL for MIL-P-23377, 53022, or 53084. Not all QPL primers with the exception of electrocoat primers per MIL-C-53084 have this level of corrosion resistance/paint adhesion, however.  New high performance, “Combat Grade” Powder Coat Primers will also meet this performance requirement. These primers can only be applied by approved applicators. The Specification controlling both the primers and their application are available upon request from AMSTA-TR-E/MEPS, (586) 574-5083.

Note: Hot dipped galvanized surfaces are highly prone to chlorine/chloride contamination from the galvanizing flux process. This containment must be removed for the coating system to pass these performance tests.

(g)                                 For aluminum substrates the required pretreatment system is a chromate conversion per MIL-C-5541. If alternative pretreatment systems wish to be considered, they must demonstrate their ability to pass when coated with the nominal production primer (scribed) 120 cycles of GM 9540P. After completion of the test, the panels shall be scraped as noted above and shall have no more than 0.5mm of paint loss maximum from the scribe. In addition, there shall be no more than 5 blisters in the field with none larger than 1mm. After completion of the 120 cycle test, the cross hatch scribe test noted above shall be performed. The removal of one or more complete squares of primer shall constitute failure. The alternative system must demonstrate its ability to provide an acceptable product on 5 consecutive days of production to be considered a suitable alternative. The alternative process must be documented and approved by the procuring activity. Controls must be established  to assure the process remains under statistical control. The only alternative products which have demonstrated their ability to meet these requirements for 5000 and 6000 series aluminum alloys are Alodine 5200 and Alodine 5700.

(g)                                 Failure to meet the corrosion resistance/adhesion requirements shall be cause for rejection of all production units manufactured during that production interval.

(h)                                 Final Acceptance of the CARC Finish on Production Hardware:

The dry film thickness of the primer and topcoat as well as coating adhesion on the fully cured primer/topcoat coating system are mandatory requirements. Variations in the primer thickness and curing conditions will dramatically affect recoat windows and coating performance for some primers. Manufacturing processes which are unable to control the dry film thickness to the requirements contained in Table V of MIL-C-53072 shall be subjected to the 4 x 4 cross hatch scribe test noted above on two production unites per lot with two tests per unit. One test shall be conducted on a vertical and one on a horizontal surface (relative to the painting process). There shall be a maximum removal of one complete square of primer/topcoat or topcoat only. The polyurethane CARC topcoat requires approximately 24 days to completely cure at 68 Degrees F. To accelerate the curing for purpose of product  acceptance, the following procedure may be followed: Cure at 190-210 degrees F for three hours (this is time at temperature and is, therefore, material thickness dependent) once the topcoat has reached a dry-to-touch condition. This is to be followed by 7 days at 65 degrees F minimum. Adhesion testing shall be performed only on a completely cured CARC finish. Contractors which have performed a thorough design of experiments methodology to evaluate the impact of paint system variables or have processes which meet Table V requirements can perform the final acceptance adhesion test on representative test coupons.

[End of Clause]

E-10	52.211-4029 (TACOM)	INTERCHANGEABILITY OF COMPONENTS	MAY/1994

(a)                                  DESIGN CHANGES TO ITEMS NOT UNDER GOV’T DESIGN CONTROL. Once the Government accepts the first production test item, or accepts the first end item you deliver, (whichever comes first) you must not make design changes to any item or part that is not under Government design control.

(b)                                 WHEN THE POLICY CAN BE WAIVED. The procuring Contracting Officer (PCO) will consider waiving this policy at your request. If your request reaches the CO after the first production item test has been performed, then we may conduct another first production test at your expense.

(c)                                  PRODUCTION OR DELIVERY DELAYS. Any production or delivery delays caused by this retesting will not be the basis for:

(1)                                  an “excusable delay” as defined in the DEFAULT clause of this contract.

(2)                                  be the basis for an increase in contract price or delivery schedule extension.

[End of Clause]

E-11	52.211-4030 (TAMPCO)	BASIC APPLICATION AND TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS (CARC) ON METALLIC SURFACES	JAN/2003

(a)                                  Scope:            The requirements contained herein apply whenever any or all of the following specifications are cited in the contract:

MIL-C-46168

MIL-C-53039

MIL-C-22750

MIL-DTL-64159

(b)                                 CARC Primers: The preferred CARC primer for all applications is cathodic, epoxy electrocoat per MIL-C-53084. This primer can be directly substituted whenever MIL-P-53022 or MIL-P-53030 is specified on a drawing or specification. The dry film thickness table below contains mandatory minimum and maximum dry film thickness requirements. Failure of production painted hardware to comply with these ranges will dramatically impact the corrosion resistance and/or chip resistance of the CARC coating system. If the contractor does not possess the personnel or equipment to meet these mandatory thickness requirements, then cathodic epoxy electrocoat must be used. Any part that has rust, heat treat will scale must be abrasive blasted prior to the application of the coating.

Select powder coat primers which have 0.0 VOCs and 0.0 HAPS can also be used as a direct replacement for MIL-P-53022 and MIL-P-53030 primers. These powder coat primers, however, can only be applied by TACOM approved applicators. The qualification and application of these primers is controlled by “Performance Standard for Combat Grade Powder Coat Paint – U.S. Army – TACOM” and is available in electronic form. For a copy of this document, contact TACOM Materials/Environmental Team at 586-574-5083.

(c)                                  CARC Application: The dip application of any coating listed in the table below (with the exception of epoxy electrocoat which is specifically designed for dip application) is prohibited.

(d)                                 End-Item Paint Inspection: After the complete paint finish has been applied and cured* (See *Note, below), the Contractor shall test and inspect two units per lot for (i) workmanship, (ii) total paint film thickness, and (iii) paint adhesion. Unless otherwise agreed to between the Contractor and the cognizant Government quality assurance representative, a lot  shall be defined as all units submitted for final Government acceptance at one time. The use of test panels in lieu of actual production units is prohibited. At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall at a minimum conform to the sum of the minimum thickness for individual elements of the paint finish as specified in Table I herein. Sufficient locations shall be spot-checked to ensure proper workmanship and paint thickness uniformity. The size and configuration of the unit as well as the number of vendors responsible for the paint finish of component parts shall be taken into consideration in determining the number of locations to be checked. The specific number of test locations shall be agreed to by the cognizant Government quality assurance representative in advance. In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be routinely varied  among the following:

(1)                                  Directly adjacent to a weld

(2)                                  On or directly adjacent to a machine cut or sheared edge.

(3)                                  On any mechanically formed surface when lubricants/drawing compounds were used.

(4)                                  On paint touch-up areas.

The precise location for each scribe tape test shall be in an inconspicuous location that has been accepted by the cognizant Government quality assurance representative before the test is conducted.

Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent are and touched up with the required top coat so that the tested area again conforms to the applicable minimum specified in Table I herein.

*Note:            The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate. Curing of the complete paint finish is dependent upon temperature, humidity and paint film thickness. The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility. For purposes of this test, curing at ambient temperature will take 24 days. To accelerate the curing for purposes of product acceptance, the following procedures may be followed: Cure at 190 to 210 degrees F. for three hours (this is time at temperature and is therefore material thickness dependent), followed by 7 days at 65 degrees F. minimum.

(e)                                  Test Methods:

1.                                       Film Thickness. Film thickness shall be verified with a nondestructive film gage. The gage shall be suitable for measurements over the applicable substrate material and shell have sufficient accuracy to ensure compliance to the thickness limitations. The gage shall be capable of being calibrated. If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall be calibrated in accordance with ISO 10012.

2.                                       Scribe Tape Test. The following test procedure shall be followed. The test surface shall be sufficiently warm and dry to ensure adhesion of the tape. All dimensions cited in this Scribe Tape Test description are approximate:

(a)                                  Scribe four one-inch lines completely through the paint finish to the substrate, one sixteenth to three thirty-seconds of an inch apart.

(b)                                 Scribe four additional one-inch lines, completely through the paint finish, one sixteenth to three thirty-seconds of an inch apart, rotated 90 degrees with respect to the first set of lines. The resulting pattern shall contain nine squares.

(c)                                  Press a length of A-A-1830, A-A-884, or any commercially available tape with a minimum adhesion rating of 45 oz. per inch of width firmly over the scribed pattern, rubbing out all air pockets.

(d)                                 Wait 10 seconds, minimum. Grasp a free end of the tape and at a rapid speed strip it from the paint surface by pulling the tape back upon itself at 180 degrees.

NOTE: These two tests are not a substitute for corrosion tests such as neutral salt spray or accelerated corrosion tests which verify coating durability.

(f)                                    Acceptance Criteria:

1.                                       Film Thickness.  All applicable surfaces shall have complete paint coverage. A minimum of 75% of the applicable surfaces of each test unit shall meet the minimum, cumulative dry film thickness requirements. Failure of either test unit shall result in rejection of the production lot that it represents.

DRY FILM THICKNESS TABLE

SPECIFICATION	DRY FILM THICKNESS (Mils)	(MANDATORY RANGE)
DOD-P-15328*	0.3 – 0.5

MIL-PRF-23377	1.0 – 1.5

MIL-P-53022, Type I	1.0 – 2.5

MIL-P-53022, Type II	1.5 – 2.5

MIL-P-53030	1.5 – 2.5

MIL-P-53084	0.8 – 1.5

MIL-C-22750	1.3 – 2.5

MIL-C-46168	1.8 MINIMUM

MIL-C-53039	1.8 MINIMUM

MIL-DTL-64159	1.8 MINIMUM

*                 May not be allowed per contract due to VOC and hexavalent chromium content.

2.                          Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-treatment coating, from either test unit constitutes test failure and the production lot from which it comes is rejected. Removal of overspray does not constitute test failure.

Notice: The scribe tape test is designed to detect any major deficiency in the paint application process that would affect the durability of the CARC finish. Typical causes of failure are:

(1)                             Inadequate cleaning of the substrate.

(2)                             Contamination of the surface between coatings.

(3)                             Excessive paint film thickness in a single coating application.

(4)                             Application of a coating over a previous coating which has not been adequately cured.

[end of clause]

E-12	52.211-4059 (TACOM)	RADIOGRAPHIC INSPECTION	MAR/2001

Radiographic inspection of production steel coatings as required by applicable drawings and/or specifications shall be accomplished as follows:

(1)            Operators and radiographic equipment shall be qualified in accordance with NAS 410, prior to radiography of production castings.

(2)            The first castings shall be radiographed in all routine and random positions described on the position chart.

(3)            Subsequent castings shall be radiographed in those areas that were defective in the immediately preceding castings, until compliance with the required standard had been obtained. Objective evidence shall be provided by the producer that corrective action has been taken to eliminate the deficiency.

(4)            All rejectable areas may be repaired in accordance with an approved and qualified repair procedure (when required by applicable specifications), and must meet the standard specified on applicable position chart. The producer retains the prerogative of repairing or scrapping defective material.

(5)            After above requirements have been accomplished, normal sampling shall be applied.

(6)            Normal sampling shall consist of radiographing one control casting selected by the Government Quality Assurance Representative, out of each thirty produced.

(7)            All routine and random positions shall be radiographed on each control casting except when the total exceeds the established number of radiographs that can be taken in a normal eight hour day. When the total number of positions to be radiographed on a control coasting exceeds the maximum capability of facilities, random position shall be selected for radiography by the Government Quality Assurance Representative and rotated in such a manner that complete coverage is achieved within a cycle of five castings radiographed.

(8)            The occurrence of a rejectable defect in any area on a casting shall require the radiographic inspection of each subsequently poured casting in that area until the defective condition is corrected.

(9)            If the results of radiographic inspection on ten consecutive lots of material indicate that a satisfactory uniform product meeting the soundness requirements is being produced, the amount of radiographic testing may be reduced in accordance with a system established by the Contractor and approved by the Procuring Contracting Officer.

(10)      The occurrence of a rejectable defect in any area on a casting shall require return to normal sampling and the radiographic inspection of each subsequently poured casting in that area until the defective condition is corrected.

[End of Clause]

E-13	52.246-4024 (TACOM)	SUBSTITUTING COMMERCIAL TEST RESULTS FOR REQUIRED CONTRACT TESTS	APR/2000

(a)                                                                        GENERAL. At your request, we may delete all or some of the Government or contractor conducted tests required by this contract or order, under the following conditions:

(1)                                  You have (or your supplier has) previously supplied the identical item to us and we’ve accepted it, or:

(2)                                  You have commercial test reports, performance data, analytical data, or vendor reports demonstrating that the item you will be furnishing us meets the contract requirements.

(b)                                                                                   HOW TO SUBMIT A TEST-DELETION REQUEST.

(1)                                  BEFORE CONTRACT AWARD — Submit your request along with your offer in response to our solicitation. Make sure that your offer includes an alternative price (that reflects how your offered price would change if we approve your request to delete the specified tests). If we approve your request to delete test requirements or substitute commercial testing procedures, we will evaluate your offer at the alternate price submitted with your request. If you don’t submit an alternative price with your request, we’ll evaluate your offer at the price you indicated in the Schedule. No adjustments will be made to the price after contract award.

(2)                                  AFTER CONTRACT AWARD — Send your request to the buyer identified on the face page of the contract within 45 days after contract award.

(3)                                  ALL REQUESTS MUST -

• identify the test(s) you want deleted;

•state the basis for your request;

• include a list of configuration changes made;

• demonstrate that you meet the conditions in paragraph (a) (1) or (a) (2) of this clause; and

• include an alternate price per paragraph (b) (1) above, if you make your request prior to award; or

• include proposed amount of equitable adjustment, if you make your request after award.

(c)                                                                                    SUPPORTING DATA. If we agree to delete or tests, you must keep the data you used to support your request for four years from the day we approved your request. You must provide us with such data if we ask for a copy.

(d)                                                                                   CONTRACT ADJUSTMENT.  If we agree to delete a test or tests after contract award, we may negotiate an equitable adjustment in the contract price. Any such negotiation will be conducted using the rules given in the CHANGES—FIXED PRICE clause, FAR 52.243-1.

[End of Clause]

E-14	52.246-4028	INSPECTION POINT: ORIGIN	FEB/1994
(TACOM)

We will inspect the supplies as described elsewhere in this solicitation/contract before acceptance. Fill-in the location, contractor’s or subcontractor’s plant, where origin inspection will occur.

CONTRACTOR’S PLANT:
(Name)

	(Address)	(City)	(County)	(State)	(Zip)

SUBCONTRACTOR’S PLANT:
(Name)

	(Address)	(City)	(County)	(State)	(Zip)

[End of Clause]

E-15	52.246-4029	ACCEPTANCE POINT: ORIGIN	OCT/2002
(TACOM)

We will accept supplies at the address or addresses designated in the Section E clause entitled INSPECTION POINT.

[End of Clause]

E-16	52.246-4048	DRAWING FOR INSPECTION	NOV/1982
(TACOM)

The Contractor shall make available to the Government Inspector, at the time of production inspection, legible drawings and printed specifications to which the product was manufactured. These drawings and specifications shall be annotated as to the latest revision incorporated therein. Upon completion of product inspection and acceptance by the Government Inspector, all drawings and specifications will be returned to the Contractor.

[End of Clause]

E.1                                                   Welding.

E.1.1                                          Welding Design. The Contractor in performance of this contract shall ensure that all steel and aluminum weldments meet the design and fabrication requirements in American Welding Society (AWS) D 1.1-96 and (AWS) D1.2-96 or approved equivalent.

E.1.2                                          Welding Procedures. Prior to production, the Contractor is responsible for developing welding procedures IAW American Welding Society (AWS) weld code requirements and submit the Contractors draft version to the procuring activity for approval (CDRL A077). The use of pre-qualified weld joints as specified in AWS D1.1 does not preclude submittal of welding procedures. Repair welding of defective parts shall require Government approval and written procedure identifying proper technique and approach to correct defective product. The Contractor, at his option, can utilize the UDLP/TACOM Ground Combat Welding codes for Qualifying and repair of non-ballistic or ballistic welding processes. The UDLP/TACOM Ground Combat Welding Code can be obtained by written request to:

Commander, US Army Tank-automotive and Armaments Command
ATTN:                                       AMSTA-TR-E/Materials
6501 E. 11 Mile Road
Warren, MI 48397-5000

E.1.3                                          Alternative Welding Standards. The Contractor may utilize alternate standards or codes once the Contractor or the Contractors suppliers have demonstrated that equivalent or better quality and performance can be obtained by their use. It is the Contractors responsibility to demonstrate such equivalence. If the Contractors component supplier will not release specific proprietary information, the Government reserves the right to conduct an on-site review of the Contractors suppliers quality system and weld processes to verify his/her capability of producing acceptable welds. The Government reserves the right approval/disapprove the use of any and all such alternative weld standards and specifications. The demonstrated equivalent shall be verified prior to fabrication of any production weldment.

E.1.4                                          Previously Qualified Procedures. If the Contractor previously qualified welding procedures under another DOD contract, the PCO may waive the requirements of paragraphs E.1.2 and E.1.3 of this clause. The Contractor must submit such a request to the PCO in writing, identifying the previous contract(s) under which the Contractor qualified procedures that produced acceptable workmanship specimens. The Contractor may use previously qualified weld procedures provided ALL the following requirements are met:

a.                    The weld procedure was qualified and approved on a previous DOD contract

b.                   The Contractor has certified welders and equipment

c.                    There was no break in production for more than six months

d.                   A favorable quality history

If the Contractor meets these requirements, and wants approval to use previously qualified weld procedures, the Contractor must submit a written request to the PCO, attaching proof of previous qualifications and summary of the Contractors and/or its quality history (CDRL A078).

E.1.5                                          Welder Qualification. Before the Contractor or the Contractors suppliers assign any welder or welding operator to perform manual, semi-automatic or automatic welding work, or use any automatic welding work, or use any automatic welding equipment for work covered by this contract, the Contractor MUST ensure that all welding equipment used in the performance of this contract has been certified, and that the Contractors welders or welding operators have passed qualification testing, as prescribed by the applicable qualification standard identified in paragraphs E.1.2 or E.1.3 of this clause.

E.1.6                                          Visiual Weld Inspection. During performance of this contract, the Contractor shall verify weld quality and workmanship using qualified inspectors trained to perform these inspection functions. Acceptable qualifications of the Contractor inspectors may be based on:

a.                    current or previous certification as an AWS Certified Welding Inspector; or

b.                   current or previous certification by the Canadian Welding Bureau (CWB); or

c.                    inspection performed by an engineer or technician who is competent in the use of weld inspection techniques and equipment, on the basis of formal training or experience, or both, in metals fabrication, inspection, and testing.

E.2                                                   End-Item Paint Requirements.

E.2.1                                          The Contractor shall assure all painting operations and inspections comply with Drawing 19207-12420325 and MIL-C-53072. In the event of a conflict between Drawing 19207-12420325 and MIL-C-53072 requirements, MIL-C-53072 shall take precedence.

E.2.2                                          The primer drying time requirement prior to topcoat application (reference MIL-C-53072 paragraph 3.5) is to be considered met if the topcoat application is performed within the parameters provided by the primer and topcoat vendors. Up-to-date vendor data and process recommendations for primer and topcoat should be maintained at the production facility.

E.2.3                                          “Combat Grade” Powder Coat Primers shall not be used as a substitute for electrocoat primers.

E.3                                                   Quality Program/System.

E.3.1                                          The Contractor shall develop, implement, and maintain a quality system acceptance to the Government for all supplies and services to be provided under this contract. The quality system shall, as a minimum, meet the requirements of ANSI/ISO/ASQ Q9001-2000 or an equivalent standard. The Government recommends the use of Quality System Requirements QS 9000 (or ISO/TS 16949) in lieu of the aforementioned requirement. Government approval of  the Quality System is not required, if at the time of contract award, the Contractor is a Registrar Accreditation Board (RAB) certified/registered ANSI/ISO/ASQ Q9001-2000 or QS 9000 supplier. The Contractors Quality System requirements shall apply at the place of vehicle in-process and final assembly. The quality system shall address all software and hardware contractual requirements. The quality system and manual shall follow the guidelines within ISO 9004:2000. The quality manual shall be updated as required (CDRL A079).

E.3.2                                          The Contractor shall have a supplier quality assurance program that defines the appropriate ANSI/ISO/ASQ Q9001-2000 or equivalent quality system requirements for each supplier. The Contractors supplier quality assurance program shall assure each supplier has a documented quality system which includes development, implementation, and maintenance of control plans for all FMTV products. The Contractors supplier quality assurance program shall be submitted IAW CDRL A080 unless submitted as part of the quality manual.

E.3.2.1                                 Prime Contractor’s documentation verifying their review and acceptance of the subcontractor quality assurance system and control plans shall be made available for review upon Government request. If determined to be acceptable, the Prime Contractor should use the subcontractor’s accepted system when conducting quality audits.  The government reserves the right to perform quality audits at the prime contractor and subcontractors facilities as deemed necessary.

E.3.2.2                                 Quality Planning. The Contractor and subcontractors shall establish Product, Quality Plans and Control Plans that define the steps necessary to assure that the product meets the customers needs and expectations in a timely matter. The Contractor and subcontractors shall assign responsibility for organizing a cross-functional team to a member of their own management staff. The cross-functional team shall use a multidisciplinary approach for decision making that utilizes Advanced Product Quality Planning and Control Plan Techniques that ultimately define and document how the requirements for quality will be met. Team actions should include but not be limited to:

a.                    Development/finalization of special characteristics

b.                   Development and review of both Design and Process Failure Mode and Effects Analysis (FMEAs)

c.                    Development of control plans

d.                   Utilization of analytical tools for both the design and production phases

NOTE:                               Cross-Functional teams should typically include the supplier’s design, manufacturing engineering, quality, production, purchasing, packaging, service, other personnel as required and if applicable sub-contractor participation.

E.3.2.3                                 Production Part Approval. The Contractor and subcontractors shall demonstrate that their process has the capability of meeting design and or specification requirements prior to the first shipment of product. The product(s) shall be validated in accordance with the control plan developed by the suppliers cross-functional team and approved by the Government. It is recommended that the Contractor and subcontractors utilize the current version of DaimlerChrysler Corp., Ford Motor Co., and General Motors Corp. Production Part Approval Process (PPAP) requirements and associated processes for developing their control plans for part submission and approval.

E.4                                                   Inspection & Test Equipment.

E.4.1                                          Except as otherwise expressly provided for under this contract, the Contractor is responsible for the supply and maintenance of all inspection and test equipment necessary to assure that end item components conform to contract requirements. All Contractor furnished inspection equipment shall be available for use on or before the start of production. The Government shall not furnish any inspection equipment for this contract.

E.4.2                                          The Contractor shall make inspection equipment available to the Government Inspector during Government in-process or end item inspection. Upon completion of the Government Inspector, all inspection equipment shall be returned to the Contractor.

E.5                                                   Final Acceptance.

E.5.1                                          The Contractor shall perform one hundred percent (100%) Final Inspection of the end item in accordance with the requirements of the applicable ATPD 2131C and the current approved configuration utilizing the Government approved Final Inspection Record (FIR). The Contractors shall make available the FIR for the items in question. Deficiencies disclosed during inspection by the Contractor or the Government shall be described in writing on the Deficiency Sheet attached to the FIR. If the Contractor determines that the FIR is not appropriate for final inspection of the end item, for any reason, the Contractor must obtain approval from the PCO prior to employing any other form for this purpose (CDRL A081).

E.5.1.1                                 Final Inspection Record.

(a)                                            The Contractor shall prepare a Final Inspection Record (FIR) in his/her own format for each vehicle under the contract. The FIR should be organized so as to be compatible with assemblies, installation, and end item performance and acceptance. The FIR shall contain al examinations and tests that are performed on a single unit during its manufacture and final inspection. The FIR shall list each vehicle characteristic or function to be inspected from the vehicle specification. As a minimum, the FIR shall have blocks for the contractor’s inspector’s initials indicating that each characteristic or function was inspected and either accepted or rejected, and another block for reinspection and acceptance of any rejected characteristic or function. Final review and acceptability shall be indicated by a signature block containing the full name and title of the company official rendering approval. The FIR shall be updated to reflect all engineering and/or manufacturing changes that impact the FIR, during the entire contract period. The contractor shall submit the completed and certified copy of the FIR to the Government Inspector with each item inspected and offered for acceptance by the Government.

(b)                                           Deficiencies disclosed during inspection by the contractor shall be described in writing and included as part of the FIR.

E.5.2                                          All Contractor manufacturing and inspection documents used to validate work completed and product quality shall have an indication of acceptance by a Contractor controlled stamp.

E.5.3                                          Vehicle Inspection Standards. In addition to the FIR, standards shall be developed by the Contractor to clarify attribute type characteristics that require definitive accept/reject criteria, such as cosmetic and workmanship standards. The inspection standards shall be maintained and updated as required by the continuous improvement team (C.2.5.17). To supplement inspections, the Contractor shall also develop visual side (i.e., photos, drawings, diagrams, hardware displays, etc.) depicting acceptable and unacceptable conditions and have them available as acceptance criteria.

E.6                                                   Fuel Quantity/Windshield Washer Fluid. The Contractor shall assure the vehicles are shipped with ½ tank of JP8 or DF-2 fuel. The Contractor shall also assure that the windshield washer reservoirs are filled with a commercially available windshield washer fluid prior to presenting the vehicle to the Government.

E.7                                Product Quality Deficiency Reports (PQDR). The Contractor shall investigate, provide failure analysis and corrective action to all PQDRs (Standard Form 368) generated against supplies produced under this contract in accordance with the following requirements and CDRL A082. The Contractors shall provide a report of the investigation which includes at a minimum: problem identification, root cause, immediate/short term action, corrective action implementation plan for permanent solution, and verification of effectiveness. The PQDR report of investigation shall be submitted within 30 calendar days of receipt of a Category I PQDR and within 45 calendar days of receipt of a Category II PQDR. Should an exhibit of the item in question be required, the Contractor shall submit an exhibit request electronically to the FMTV PQDR Action Officer. Upon receipt, the PQDR Action Officer will electronically delegate exhibit processing to the appropriate Administrative Contracting Officer (ACO) representative within 48 hours of request receipt. The ACO representative will arrange for transportation of exhibit(s) with the Contractor. The cost of exhibit transportation shall be the responsibility of the Contractor. All corrective actions taken by the Contractor shall be at no additional cost to the Government. PQDR corrective actions which require a configuration change, must be approved by the Government PCO. All PQDR investigation reports and associated corrective actions shall be approved by the PQDR Action Officer before the Government considers a PQDR closed.

E.8                                                   Vehicle Acceptance.

E.8.1                                          Conditional Acceptance. The Government at its sole discretion may conditionally accept vehicles at any time; at no time is the Government required to conditionally accept vehicles.

E.8.2                                          Conditional Acceptance Prior To First Article Approval. Prior to successful completion of the First Article Test requirements, any acceptance of vehicles shall be conditional. At the time of conditional acceptance, prior to First Article Approval, the contractor may invoice up to 90% of the base vehicle unit price. The Government may, based on contract performance, increase the invoice percentage above the 90% limitation.

E.8.3                                          Final Acceptance. Final acceptance of vehicles shall not occur until: (1) all First Article Approval requirements for each model have been successfully completed and the Contractor so notified by a PCO letter and (2) all deficiencies are corrected to the satisfaction of the Government.

E.9                                                   Care and Storage of Conditionally and Finally Accepted Vehicles Prior to Shipment. In the event that the Government does not elect to ship Conditionally or Finally Accepted production vehicles, the Contractor shall be responsible for the care and storage of all vehicles until shipment by the Government for a period for up to 180 days. To assure that the vehicles remain in an acceptable condition, the Contractor shall develop a storage exercise and maintenance plan and submit IAW CDRL A083. As a minimum, the storage plan shall include an inspection schedule, vehicle exercise schedule, maintenance schedule, as well as a description of the inspections, vehicle exercises, and a reference to all applicable procedures and work instructions. This may be extended at no additional cost to the Government for conditionally accepted vehicles by the amount of time that they were in a conditional acceptance status.

*** END OF NARRATIVE E 001 ***

SECTION F – DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date

F-1	52.242-15	STOP-WORK ORDER	AUG/1989
F-2	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-3	52.247-29	F.O.B. ORIGIN	JUN/1988
F-4	52.247-52	CLEARANCE AND DOCUMENTATION REQUIREMENTS —SHIPMENT TO DOD AIR OR WATER TERMINAL TRANSSHIPMENT POINTS	APR/1984
F-5	52.247-58	LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS	APR/1984
F-6	52.211-16	VARIATION IN QUANTITY	APR/1984

(a)                                  A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowance in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b)                                 The permissible variation shall be limited to:

zero  percent increase; and

zero  percent decrease.

(c)                                  This increase of decrease shall apply to THE TOTAL CONTRACTUAL QUANTITY.

[End of Clause]

F-7	52.247-65	F.O.B. ORIGIN–PREPAID FREIGHT–SMALL PACKAGE SHIPMENTS	JAN/1991

(a)                                  When authorized by the Contracting Officer, f.o.b. origin freight shipments which do not have a security classification shall move on prepaid commercial bills of lading or other shipping documents to domestic destinations, including air and water terminals. Weight of individual shipments shall be governed by carrier restrictions but shall not exceed 150 pounds by any form of commercial air or 1,000 pounds by other commercial carriers. The Government will reimburse the Contractor for reasonable freight charges.

(b)                                 The Contractor shall annotate the commercial bill of lading as required by the clause of this contract entitled Commercial Bill of Lading Notations.

(c)                                  The Contractor shall consolidate prepaid shipments in accordance with procedure established by the cognizant transportation office. The Contractor is authorized to combine Government prepaid shipments with the Contractor’s commercial shipments for delivery to one or more consignees and the Government will reimburse its pro rata of the total freight costs. The Contractor shall provide a copy of the commercial bill of lading promptly to each consignee. Quantities shall not be divided into mailable lots for the purpose of avoiding movement by other modes of transportation.

(d)                                 Transportation charges will be billed as separate item on the invoice for each shipment made. A copy of the pertinent bill of lading, shipment receipt, or freight bill shall accompany the invoice unless otherwise specified in the contract.

(e)                                  Loss and damage claims will be processed by the Government.

[End of Clause]

F-8	52.225-4000 (TACOM)	VERIFICATION OF FOREIGN MILITARY SALES (FMS) ADDRESSES	APR/2000

At least 10 days prior to the first shipment of supplies under this contract, the Contractor shall submit an email request to the cognizant Transportation Office via the Administration Contracting Officer (ACO) for verification of the FMS “ship-to” address(es) contained in this contract.

[End of Clause]

F-9	52.247-4005 (TACOM)	SHIPMENT OF SUPPLIES AND DETENTION OF CARRIERS EQUIPMENT	FEB/2002

(a)                                  Unless otherwise directed, shipment items under this contract in following order of priority:

(1)          Government Bill(s)/Commercial of Lading or US Postal Services;

(2)          Prepaid Commercial Bill(s) of  Lading with transportation charges entered as a separate item on the invoice; or

(3)          As otherwise instructed when the contract prohibits use of Government funds for transportation costs.

(b)                                 The Contractor will request:

(1)          Government Bill of Lading and

(2)          Routing and other instructions, including MILSTAMP (Military Standard Transportation and Movement Procedure), as to the methods of shipment to be followed by the Contractor, or

(c)                                  The Contractor and subcontractor(s) must allow prompt and convenient access of carrier’s equipment to loading docks or platforms where the contract items supplies will be loaded. Any charges for detention of carrier’s equipment shall be for the account of the Contractor, except when the detention is required or caused by the Government.

[End of Clause]

F-10	52.247-4017 (TACOM)	DEPOT ADDRESS FOR THE APPLICABLE MODE OF SHIPMENTS: IN-THE-CLEAR ADDRESSES	JAN/2001

Rail/ Motor SPLC*	MILSTRIP Address Code	Rail Ship To:	Motor Ship To:	Parcel Post Mail To:

206721/209405	W25G1U	Transportation Officer Defense Dist Depot Susquehanna New Cumberland, PA	Transportation Officer Defense Dist Depot Susquehanna New Cumberland, PA	Transportation Officer Defense Dist Depot Susquehanna New Cumberland, PA 17070 5001

875670/875675	W62G2T	Transportation Officer XU Def Dist Depot San Joaquin 25600 S Chrisman Rd Rec Whse 10 Tracy, Ca 95376-5000	Transportation Officer XU Def Dist Depot San Joaquin 25600 S Chrisman Rd Rec Whse 10 Tracy, Ca 95376-5000	Transportation Officer Dist Depot San Joaquin P.O. Box 96001 Stockton, CA 95296-0130

471995/471996	W31G1Z	Transportation Officer Anniston Army Depot, Bynum, AL	Transportation Officer Anniston Army Depot, Bynum, AL	Transportation Officer Anniston Army Depot, Anniston, AL 36201-5021

209741/209770	W25G1R	Transportation Officer Letterkenny Army Depot, Culbertson, PA	Transportation Officer Letterkenny Army Depot, Culbertson, PA	Transportation Officer Letterkenny Army Depot, Chambersburg, PA 17201-4150

661136/661157	W45G19	Transportation Officer Red River Army Depot, Defense, TX	Transportation Officer Red River Army Depot, Texarkana, TX	Transportation Officer Red River Army Depot, Texarkana, TX 75507-5000

764538/764535	W67G23	Transportation Officer Tooele Army Depot, Warner, UT	Transportation Officer Tooele Army Depot, Tooele, UT	Transportation Officer Tooele Army Depot, Tooele, UT 84074, 5003

***SPLC indicates Standard Point Locater Code.

NOTE: The following is applicable only when so specified  in an individual order or delivery increment:

This requirement is a depot replenishment buy, a portion of which is or may be required to fill Direct Support System (DSS) requisitions. Shipment shall be made, as specified, to one or more of:

New Cumberland Army Depot
Red River Army Depot
Sharpe Army Depot

Prior to shipments to any other depots as may be designated. When more than one depot is designated  for DSS shipments, priority shipments will be made equally to each of the designated destinations.

[End of Clause]

F.1                                                   The following are projected events/milestones pertaining to this contract:

Target Award	March 03

Start of Work Meeting	30 Days after award

First Article Testing

FPVI #1	Feb 04
FPVI #2	Jun 04
FPVI #3	Aug 04
FPVI #4	Oct 05

PVT
PVT 1:	All models except Dump, Wrecker & Expansible Van	Mar 04 – Nov 04
PVT 2:	Wrecker	Jul 04 – Mar 05
PVT 3:	Expansible Van	Sep 04 – May 05
PVT 4:	Dump	Nov 05 – Jul 06

FPT	TBD

PY2 Call-up	Mar 04

PY3 Call-up	Dec 04

First Vehicle Fielded	15 Feb 05

PY4 Call-up	Dec 05

PY5 Call-up	Dec 06

LUT – Expansible Van	30 days after PVT completion
LUT – Dump	30 days after PVT completion

F.2                                                   Delivery Schedule: See Attachment 23.

*** END OF NARRATIVE F 001 ***

SECTION G – CONTRACT ADMINISTRATION DATA

SPECIAL NOTICE ON RELEASE OF UNIT PRICE INFORMATION: RELEASE OF UNIT PRICE INFORMATION CONTAINED IN THIS CONTRACT IS RESTRICED PURSUANT TO 18 USC 1905, TRADE SECRETS ACT, AND IS EXEMPT FROM DISCLOSURE UNDER FREEDOM OF INFORMATION ACT EXEMPTION 4, 5 USC 552 (B) (4). RELEASE FOR OFFICIAL GOVERNMENT USE AND TO STEWART & STEVENSON TVSLP IS NOT RESTRICTED. WRITTEN PERMISSION FROM STEWART & STEVENSON TVSLP IS REQUIRED PRIOR TO RELEASE TO ANY OTHER PARTIES.

*** END OF NARRATIVE G 002 ***

LINE ITEM	PRON/ AMS CD	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION	JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
1001AA	J035X594J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1101AA	J035X596J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1101AB	J035X597J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1102AA	J035X598J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1103AA	J035X599J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1104AA	J035X600J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1104AB	J035X601J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1105AA	J035X602J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1106AA	J035X603J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1107AA	J035X604J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1108AA	J035X605J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1108AB	J035X606J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1110AA	J035X607J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1110AB	J035X608J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1111AA	J035X609J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1113AA	J035X610J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1116AA	J035X611J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1116AB	J035X612J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1117AA	J035X613J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

1130AA	J035X595J0 51106866007	AA	2	21 32035000031C1C02P51106831E1 S20113	3SMTJ0	W56HZV	$	***

						TOTAL	$	***

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFCATION	ACCOUNTING STATION		OBLIGATED AMOUNT
Army	AA	21 32035000031C1C02P51106831E1 S20113	W56HZV		$	***

				TOTAL	$	***

	Regulatory Cite	Title	Date
G-1	252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE	DEC/1991

(a)                                            Definition. Contracting Officer’s Representative means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b)                                           If the Contracting Officer designates a contracting officer’s representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or change that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

[End of Clause]

G-2	52.232-4005 (TACOM)	INVOICE INFORMATION REQUIREMENT	JAN/1988

On each payment request submitted the Contractor shall identify each affected Contract Line Item Number (CLIN), sub-CLIN, and/or work directive, together with the related dollar amounts. This requirement does not diminish or restrict any other requirement of this contract.

***

G.1                                                  PERFORMANCE BASED PAYMENTS (Performance-Based payments are not applicable to non-vehicle CLINs)

G.1.1                                         Scope.

G.1.1.1                                This contract provides for Government financing to the Contractor in the form of Performance Based Payments. This provision identifies the payment events and success criteria necessary to make payments in accordance with the provision of FAR 32.10, Performance-Based Payments and FAR 52.232-32, Peformanced-Based Payments.

G.1.2                                         Policy

G.1.2.1                                Detailed billing procedures for performance based payments will be mutually developed and agreed to between the Contractor and the Administration Contracting Officer. That agreement will be documented by a Contractor Performance Billing Procedure.

G.1.2.1                                Performance Based Payments for Vehicle CLINs. Prior to vehicle acceptance, performance payments shall be made on each vehicle produced in accordance with the following three (3) performance events required by the contract delivery schedule. The Master Production Schedule (MPS) should support the contract delivery schedule. The delivery schedule shall be the delivery schedule as stated in the contract or as stated in the most current modification to the contract. The impact of Contract delivery schedule changes shall be accomplished via the changes clauses (52.243-1) definitization process for each unilateral change or as consideration included in bilateral changes.

G.1.3                                         Payment Request Procedures

G.1.3.1                                The Contractor may submit request for payment of performance-based payments not more frequently than monthly in a form and manner acceptable to the Contracting Officer.  All performance-based payments in any period for which payment is requested shall be included in a single request, appropriately itemized and totaled.  The Contractor shall submit the performance-based payment in the second week of the month.  The Contractor’s request for payment shall contain the information required by FAR 52.232-32.  The documentation supporting the request shall specify the amounts to be paid by contract ACRN level and the accounting appropriation information for each vehicle invoiced.  A certification shall be submitted with each request.  The request for payment shall be in accordance with the Performance-Based Payment Schedule specified in G.1.4.

G.1.3.2                                The Contractor shall only submit billings for events in which the performance criterion has been successfully accomplished.  The Contracting Officer shall not approve a performance-based payment until the specified event or performance criterion has been successfully accomplished in accordance with the contract.  If the Contractor does not meet all of the performance criterion, the Contractor shall be paid for each severable event in which the performance criterion has been accomplished.  If an event is cumulative, the Contracting Officer shall not approve the performance-based payment unless all identified preceding events or criteria are accomplished.  Events that were not approved may be re-submitted in the next month provided that the performance criterion has been accomplished.

G.1.4                                         Payment Request Schedule

G.1.4.1                                Event 0001  -  This event can not be billed earlier than two hundred and ten (210) days before contract delivery schedule.

G.1.4.2                                Event 0002  - This event can not be billed earlier than one hundred and twenty (120) days before contract delivery schedule.

G.1.4.3                                Event 0003  - This event can no be billed earlier than ninety (90) days before contract delivery schedule.

G.1.5                                         Liquidation

G.1.5.1                                Final Payment will occur after DD Form 250 acceptance by the Government and will constitute the final twenty percent (20%) of the CLIN price and any withholds, if applicable.  This payment will liquidate previous performance payments (maximum eighty percent (80%) of CLIN value) against each vehicle delivered.  If no performance payments have been made, the Contractor is entitled to one hundred percent (100%) payment of that vehicle at time of final DD Form 250 acceptance by the Government.

G.1.6                                         Performance Event and Success Criteria

G.1.6.1                                Event 0001  - Success criteria is based on the Contractor’s planning and placement of purchase orders and vendors acceptance of purchase orders or sufficient materials inventory to support the procurement of long lead parts to support the MPS planned vehicle build through Station 19.  The MPS should support the contract delivery schedule.  The Contractor’s list of long lead parts shall be in accordance with the Material Requirements Planning (MRP) and Manufacturing, Accounting, Purchasing, Information Control System (MAPICS) and shall be reviewed by the Government.  Since Station 19 has no added value for standard variants, for administrative convenience the term Station 19 will be referred to for all references to either Station 18 or Station 19 in the remainder of this paragraph (i..e., G.1.) This performance event occurs six (6) months prior to each Station 19 build and payment event occurs two hundred and ten (210) days before contract delivery schedule.  This event will be performance-billed at ten percent (10%) of each vehicle CLIN unit price.  This event is severable from all other events and can be billed at the time the event is completed without regard to completion of any other event.  Billings shall be in accordance with the Payment Request Schedule in G.1.4.  The Contractor shall submit the following with the payment request:

(1)                                                     Certified Invoice.

(2)                                                     Certification of Long Lead Items

(3)                                                     Concurrent with or prior to submittal of the payment request, the Contractor will make available, or submit to the Administrative Contracting Officer (ACO) upon request, the following:

(a)                                            Six (6)-Month Purchase Order (P.O.) Status Report

(b)                                           Six (6)-Month Purchase Order Status Report – Exceptions Only

(c)                                            Current Production Schedule

(d)                                           Supporting documentation that may be requested by the ACO for verification of the payment request.

The Contractor shall have Performance Based Payment billing Procedures identifying the above.

G.1.6.2                                Event 0002  - Success Criteria is based on the Contractor’s pre-production Master Production Schedule planning and effort necessary, (i.e., ME/IE, E-Coat, and BII kit assembly) in order to effect a smooth transition from parts procurement to vehicle acceptance by the Government to support each planned vehicle in accordance with the MPS planned build through Station 19.  The MPS should support the contract delivery schedule.  This performance event occurs three (3) months prior to each Station 19 build and payment event occurs one hundred and twenty (120) days before contract delivery schedule.  This event will be performance-billed at ten percent (10%) of each vehicle CLIN unit price.  This event is severable from all other events and can be billed at the time the event is completed without regard to completion of any other event.  Billings shall be in accordance with the Payment Request Schedule in G.1.4.  The Contractor shall submit the following with the payment request:

(1)                                                     Certified Invoice.

(2)                                                     Certification of Master Production Schedule (MPS)

(3)                                                     Concurrent with or prior to submittal of the payment request, the Contractor will make available or submit if requested by the Administrative Contracting Officer (ACO) the following:

(a)                                            Minutes of Formal Master Production Schedule Planning Meeting

(b)                                           Current Master Production Schedule

(c)                                            Supporting documentation that may be requested by the ACO for verification of the payment request.

The Administrative Contracting Officer shall be entitled to have a representative attend the formal MPS planning meetings.  The Contractor shall have Performance Based Payment billing Procedures identifying the above.

G.1.6.3                                Event 0003  - Success criteria is based on continued receipt of materials and materials that have been scheduled in, not received, but committed to the extent that a contractual obligation exists (vendor acceptance and performance) to support the MPS planned vehicle build Station 19.  The MPS should support the contract delivery schedule.  This performance event occurs two (2) months prior to each Station 19 planned build and payment event occurs ninety (90) days before contract delivery schedule.  This event will be performance-billed at sixty percent (60%) of each vehicle CLIN unit price.  This event is cumulative and cannot be billed until events 0001 and 0002 are complete.  Billings shall be in accordance with the Payment Request Schedule in G.1.4.  The Contractor shall submit the following with the payment request:

(1)                                                     Certified Invoice.

(2)                                                     Certification of Long Lead Items

(3) Concurrent with or prior to submittal of the payment request, the Contractor will make available or submit if requested by the Administrative Contracting Officer (ACO) the following:

(a)                                            Two (2) – Month Purchase Order (P.O.) Status Report

(b)                                           Two (2) – Month Purchase Order Status Report – Exceptions Only

(c)                                            Current Production Schedule

(d)                                           Supporting documentation that may be requested by the ACO for verification of the payment request.

The Contractor shall have Performance Based Payment billing Procedures identifying the above.

G.1.7                                         Performance Delays

G.1.7.1                                The delivery schedule shall be the delivery schedule as stated in the contract or as stated in the most current modification to the contract.  The impact of Contract delivery schedule changes shall be accomplished via the changes clauses (52.243-1) definitization process for each unilateral change or as consideration included in bilateral changes.  Except for adjustment for default, including but not limited to late delivery, modified contract delivery schedules shall not result in adjustment to previously, properly disbursed performance-based payments.

G.1.8 Master Production Schedule (MPS)

G.1.8.1                                Entitlement to Performance-Based Payments is solely on the basis of the successful performance criteria specified in G.1.6 above and, as such, the parties agree that the MPS is critical to the success of this Contract (and Performance-Based Payments).  Changes to the MPS (whether Contractor or Government initiated) are critical and may impact price and schedule.  In addition to FAR 52.243-1, Changes-Fixed Price, The Parties agree that any significant change to the FMTV A1 Baseline Configuration, regardless of origin, will be treated as schedule sensitive and shall be given the utmost attention with respect to changing the MPS.  Should it become necessary to change the content of the configuration baseline, the “effective” date of each change will be mutually determined by the parties thereby allowing the Contractor and the Contractors supplier time to ship in new or replaced materials to accommodate the revised MPS.

G.1.9                                         Performance Payment Adjustments

G.1.9.1                                Performance-Based payments should represent what the Contractor could reasonably be expected to incur to achieve the payment event.  The Contractor will therefore submit the actual and forecasted expenditures to the Administrative Contracting Officer on an annual basis.  Performance events, amounts and success criteria may be adjusted by mutual agreement on an on-going basis if a contract action or the Contractor’s performance has significantly affected the performance payment schedule.  Except for an adjustment for default, adjustments under this provision shall not become the basis for recovery or upward adjustment of previously, properly disbursed performance-based payments.

*** END OF NARRATIVE G 001 ***

SECTION H  - SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date
H-1	252.203-7002	DISPLAY OF DOD HOTLINE POSTER	DEC/1991
H-2	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
H-3	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
H-4	252-211-7000	ACQUISITION STREAMLINING	DEC/1991
H-5	252.225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM	MAR/1998
H-6	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	DEC/1991
H-7	252.225-7009	DUTY-FREE-ENTRY—QUALIFYING COUNTRY SUPPLIES (END PRODUCTS AND COMPONENTS)	AUG/2000
H-8	252.225-7010	DUTY-FREE ENTRY-ADDITIONAL PROVISIONS	AUG/2000
H-9	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
H-10	252.242-7004	MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM	DEC/2000
H-11	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003
H-12	252.246-7001	WARRANTY OF DATA	DEC/1991
H-13	252.249-7002	NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR REDUCTION	DEC/1996

H-14	252.217-7026	IDENTIFICATION OF SOURCES OF SUPPLY	NOV/1995

(a)                                            The Government is required under 10 U.S.C. 2384 to obtain certain information on the actual manufacturer or sources of supplies it acquires.

(b)                                           The apparently successful offeror agrees to complete and submit the following table before award:

TABLE

Line Items	National Stock Number	Commercial Item (Y or N)	Company	Source of Supply Address	Part No.	Actual Mfg?
(1)	(2)	(3)	(4)	(4)	(5)	(6)

(1)                                            List each item of supply and item of technical data.

(2)                                            If there is no national stock number, list “none.”

(3)                                            Use Y if the item is a commercial item; otherwise use N.  If Y is listed, the Offeror need not complete the remaining columns in the table.

(4)                                            For items of supply, list all sources.  For technical data, list the source.

(5)                                            For items of supply, list each source’s part number for the item.

(6)                                            Use Y if the source or supply is the actual manufacturer; N if it is not; and U if unknown.

[End of Clause]

H-15	252.225-7037	DUTY-FREE ENTRY—ELIGIBLE END PRODUCTS	MAR/1998

(a)                                            Definition.  “Eligible and product,” as used in this clause, means-

(1)                                                     “Designated country end product,” “Caribbean Basin country end product,” or “NAFTA country end product,” as defined in the Trade Agreements clause of this contract;

(2)    “NAFTA country end product,” as defined in the Buy American Act—North American Free Trade Agreement Implementation Act—Balance of Payments Program clause of this contract; or

(3)     “Canadian end product,” as defined in Alternate I of the Buy American Act—North American Free Trade Agreement Implementation Act—Balance of Payments Program clause of this contract.

(b)                                           The requirements of this clause apply to this contract and subcontracts, including purchase orders, that involve delivery of eligible end products to be accorded duty—free entry whether placed-

(1)                                                     Directly with a foreign concern as a prime contract; or

(2)                                                     As a subcontract or purchase order under a contract with a domestic concern.

(c)                                            Except as other wise approved by Contracting Officer, no amount is or will be included in the contract price for duty for eligible end products.

(d)                                           The Contractor warrants that-

(1)                                                     All eligible end products, for which duty-free entry is to be claimed under this clause, are intended to be delivered to the Government; and

(2)                                                     The Contractor will pay any applicable duty to the extent that such eligible end products, or any portion thereof (if not scrap or salvage) are diverted to nongovernmental use, other than as a result of a competitive sale made, directed, or authorized by the Contracting Officer.

(e)                                            The Government agrees to execute duty-free entry certificates and to afford such assistance as appropriate to obtain the duty-free entry of eligible end products for which the shipping documents bear the notation specified in paragraph (f) of this clause, except as the Contractor may otherwise agree.

(f)                                              All shipping documents submitted to Customs, covering eligible end products for which duty-free entry certificates are to be issued under this clause, shall-

(1)                                                     Consign the shipments to the appropriate-

(i)                                     Military department in care of the Contractor, including the Contractor’s delivery address; or

(ii)                                  Military installation; and

(2)                                                     Include the following information-

(i)                                     Prime contract number, and delivery order if applicable;

(ii)                                  Number of the subcontract/purchase order for foreign supplies if applicable;

(iii)                               Identification of carrier;

(iv)

(A)      For direct shipments to a U. S. military installation, the notation:  UNITED STATES GOVERNMENT, DEPARTMENT OF DEFENSE Duty-Free Entry to be claimed pursuant to Section XXII, Chapter 98, Subchapter VIII, Item 9808.00.30 of the Harmonized Tariff Schedule of the United States.  Upon arrival of shipment at the appropriate port of entry, District Director of Customs, please release shipment under 19 CFR part 142, and notify Commander, Defense Contract Management Command (DCMC) New York, ATTN:  Customs Team, DCMDN-GNIC, 207 New York Avenue, Staten Island, New York 10305-5013, for execution of Customs Forms 7501, 7501A, or 7506 and any required duty-free entry certificates.

(B)        In cases where the shipment will be consigned to other than a military installation, e.g., a domestic contractor’s plant, the shipping document notation shall be altered to insert the name and address of the contractor, agent or broker who will notify Commander, DCMC, NY, for execution of the duty-free certificate.  (Note:  In those instances where the shipment will be consigned to a contractor’s plant and no duty-free entry certificate is required, the contractor or its agent shall claim duty-free entry under NAFTA or other trade agreement and shall comply with the U. S. Customs Service requirements.  No notification to Commander, DCMC, NY is required.

(v)                                Gross weight in pounds (if freight is based on space tonnage, state cubic feet in addition to gross shipping weight);

(vi)                              Estimated value in U. S. dollars; and

(vii)                           Activity Address Number of the contract administration office actually administering the prime contract. e.g., for DCMC Dayton, S3605A.

(g)                                           Preparation of custom forms.

(1)                                                     Except for shipments consigned to a military installation, the Contractor shall prepare, or authorize an agent to prepare,

any customs forms required for the entry of eligible end products in connection with DoD contracts into the United States, its possessions, or Puerto Rico.  The completed customs forms shall be submitted to the District Director of Customs with a copy to DCMC NY for execution of any required duty-free entry certificates.  Shipments consigned directly to a military installation will be released in accordance with 10.101 and 10.102 of the U. S. Customs regulations.

(2)                                                     For shipments containing both supplies that are to be accorded duty-free entry and supplies that are not, the Contractor shall identify on the customs forms those items that are eligible for duty-free entry.

(h)                                           The Contractor agrees-

(1)                                                     To prepare (if this contract is placed directly with a foreign supplier), or to instruct the foreign supplier to prepare, a sufficient number of copies of the bill of lading (or other shipping document) so that at least two of the copies accompanying the shipment will be available for use by the District Director of Customs at the port of entry;

(2)                                                     To consign the shipment as specified in paragraph (f) of this clause; and

(3)                                                     To mark the exterior of all package as follows:

(i)                                     “UNITED STATES GOVERNMENT, DEPARTMENT OF DEFENSE;”  and

(ii)                                  The activity address number of the contract administration office actually administering the prime contract.

(h)                                           The Contractor agrees to notify the Contracting Officer administering the prime contract in writing of any purchase under the contract of eligible end products to be accorded duty-free entry that are to be imported into the United States for delivery to the Government or for incorporation in end items to be delivered to the Government.  The notice shall be furnished to the contract administration office immediately upon award to the supplier of the eligible end products.  The notice shall contain-

(1)                                                     Prime contractor’s name, address, and CAGE code;

(2)                                                     Prime contract number, and delivery order number if applicable;

(3)                                                     Total dollar value of the prime contract or delivery order;

(4)                                                     Expiration date of the prime contract or delivery order;

(5)                                                     Foreign supplier’s name and address;

(6)                                                     Number of the subcontract/purchase order for eligible end products;

(7)                                                     Total dollar value of the subcontract for eligible end products;

(8)                                                     Expiration date of the subcontract for eligible end products;

(9)                                                     List of items purchased;

(10)                                               An agreement by the Contractor that any applicable duty shall be paid by the Contractor to the extent that such eligible end products are diverted to nongovernmental use other than as a result of a competitive sale made, directed, or authorized by the Contracting Officer; and

(11)                                               The scheduled delivery date (s).

[End of Clause]

H-16	252.225-7043	ANTITERRORISM/FORCE PROTECTION FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES	JUNE/1998

(a)                                            Except as provided in paragraph (b) of this clause, the Contractor and its subcontractors, if performing or traveling outside the United States under this contract, shall-

(1)                                                     Affiliate with the Overseas Security Advisory Council, if the Contractor or subcontractor is a U. S. entity;

(2)                                                     Ensure that Contractor and subcontractor personnel who are U. S. nationals and are in-country on a non-transitory basis, register with the U. S. Embassy, and that Contractor and subcontractor personnel who are third country nationals comply with any security related requirements of the Embassy of their nationality;

(3)                                                     Provide, to Contractor and subcontractor personnel, antiterrorism/force protection awareness information commensurate with that which the Department of Defense (DoD) provides to its military and civilian personnel and their families, to the extent such information can be made available prior to travel outside the United States; and

(4)                                                     Obtain and comply with the most current antiterrorism/force protection guidance for Contractor and subcontractor personnel.

(b)                                           The requirements of this clause do not apply to any subcontractor that is-

(1)                                                     A foreign government;

(2)                                                     A representative of a foreign government; or

(3)                                                     A foreign corporation wholly owned by a foreign government.

(c)                                            Information and guidance pertaining to DoD antiterrorism/force protection can be obtained from HQDA, (DAMO-ODL)/ODCSOP; telephone, DSN 225-8491 or commercial (703) 695-8491.  For additional information:  Assistant Secretary of Defense for Special Operations and Low Intensity Conflict, ASD (SOLIC); telephone, DSN 255-0044 or commercial (703) 695-0044.

[End of Clause]

H-17	252.227-7036	DECLARATION OF TECHNICAL DATA CONFORMITY	JAN/1997

(a)                                            All technical data delivered under this contract shall be accompanied by the following written declaration:

The Contractor,                                            , hereby declares that, to the best of its knowledge and belief, the technical data delivered herewith under Contract No. DAAE07-                   are complete, accurate, and comply with all requirements of the contract.

Date	Name and Title of Authorized Official

This written certification shall be dated and the certifying official (identified by name and title) shall be duly authorized to bind the Contractor by the certification.

(b)                                           The Contractor shall identify, by name and title, each individual (official) authorized by the Contractor to certify in writing that the technical data are complete, accurate, and comply with all requirements of the contract.  The Contractor hereby authorizes direct contact with the authorized individual responsible for certification of technical data.  The authorized individual shall be familiar with the Contractor’s technical data conformity procedures and their application to the technical data to be certified and delivered.

(c)                                            Technical data delivered under this contract may be subject to reviews by the Government during preparation and prior to acceptance.  Technical data are also subject to reviews by the Government subsequent to acceptance.  Such reviews may be conducted as a function ancillary to other reviews, such as in-process reviews or configuration audit reviews.

(End of clause)

H-18	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999

(a)                                            Definitions.  The terms used in this clause are defined in the Rights in Technical Data-Noncommercial Items clause of this Contract.

(b)                                           Contracts for commercial items—presumption of development as private expense.  Under a contract for a commercial item, component, or process, the Department of Defense shall presume that a Contractor’s asserted use or release restrictions are justified on the basis that the item, component, or process was developed exclusively at private expense.  The Department shall not challenge such assertions unless information the Department provides demonstrates that the item, component, or process was not developed exclusively at private expense.

(c)                                            Justification.  The Contractor or subcontractor at any tier is responsible for maintaining records sufficient to justify the validity  of its markings that impose restrictions on the Government and others to use, duplicate, or disclose technical data delivered or required to be delivered under the contract or subcontract.  Except under contracts for commercial items, the Contractor or subcontractor shall be prepared to furnish to the Contracting Officer a written justification for such restrictive markings in response to a challenge under paragraph (e) of this clause.

(d)                                           Prechallenge request for information.

(1)                                                     The Contracting Officer may request the Contractor or subcontractor to furnish a written explanation for any restriction asserted by the Contractor or subcontractor on the right of the United States or others to use technical data.  If, upon review of the explanation submitted, the Contracting Officer remains unable to ascertain the basis of the restrictive marking, the Contracting Officer may further request the Contractor or subcontractor tofurnish additional information in the records of, or otherwise in the possession of or reasonably available to, the Contractor or subcontractor to justify the validity of any restrictive marking on technical data delivered or to be delivered under the contract or subcontract (e.g., a statement of facts accompanied with supporting documentation). The Contractor or subcontractor shall submit such written data as requested by the Contracting Officer within the time required or such longer period as may be mutually agreed.

(2)                                                     If the Contracting Officer, after reviewing the written data furnished pursuant to paragraph (d) (1) of this clause, or any other available information pertaining to the validity of a restrictive marking, determines that reasonable grounds exist to question the current validity of the marking and that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Contracting Officer shall follow the procedures in paragraph (e) of this clause.

(3)                                                     If the Contractor or subcontractor fails to respond to the Contracting Officer’s request for information under paragraph (d) (1) of this clause, and the Contracting Officer determines that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Contracting Officer may challenge the validity of the marking as described in paragraph (3) of this clause.

(e)                                            Challenge.

(1)                                                     Notwithstanding any provision of this contract concerning inspection and acceptance, if the Contracting Officer determines  that a challenge to the restrictive marking is warranted, the Contracting Officer shall send a written challenge notice to the Contractor or subcontractor asserting the restrictive markings.  Such challenge shall-

(i)                                     State the specific grounds for challenging the asserted restriction;

(ii)                                  Require a response within sixty (60) days justifying and providing sufficient evidence as to the current validity of the asserted restriction;

(iii)                               State that a DoD Contracting Officer’s final decision, issued pursuant to paragraph (g) of this clause, sustaining the validity of a restrictive marking identical to the asserted restriction, within the three-year period preceding the challenge, shall serve as justification for the asserted restriction if the validated restriction was asserted by the same Contractor or subcontractor (or any licensee of such Contractor or subcontractor) to which such notice is being provided; and

(iv)                              State that failure to respond to the challenge notice may result in issuance of a final decision pursuant to paragraph (f) of this clause.

(2)                                                     The Contracting Officer shall extend the time for response as appropriate if the Contractor or subcontractor submits a written request showing the need for additional time to prepare a response.

(3)                                                     The Contractor’s or subcontractor’s written response shall be considered a claim within the meaning of the Contract Disputes Act of 1978 (41 U.S.C. 601, et seq.), and shall be certified in the form prescribed at 33.207 of the Federal Acquisition Regulation, regardless of dollar amount.

(4)                                                     A Contractor or subcontractor receiving challenges to the same restrictive markings from more than one Contracting Officer shall notify each Contracting Officer of the existence of more than one challenge.  The notice shall also state which Contracting Officer initiated the first in time unanswered challenge.  The Contracting Officer initiating the first in time unanswered challenge after consultation with the Contractor or subcontractor and the other Contracting Officers, shall formulate and distribute a schedule for responding to each of the challenge notices to all interested parties.  The schedule shall afford the Contractor or subcontractor an opportunity to respond to each challenge notice.  All parties will be bound by this schedule.

(f)                                              Final decision when Contractor or subcontractor fails to respond.  Upon a failure of a Contractor or subcontractor to submit any response to the challenge notice, other than a failure to respond under a contract for commercial items, the Contracting Officer will issue a final decision to the Contractor or subcontractor in accordance with the Disputes clause of this contract pertaining to the validity of the asserted restriction.  This final decision shall be issued as soon as possible after the expiration of the time period of paragraph (e) (1) (ii) or (e) (2) of this clause.  Following issuance of the final decision, the Contracting Officer will comply with the procedure in paragraphs (g) (2) (ii) through (iv) of this clause.

(g)                                           Final decision when Contractor or subcontractor responds.

(1)                                                     If the Contracting Officer determines that the Contractor or subcontractor has justified the validity of the restrictive marking, the Contracting Officer shall issue a final decision to the Contactor or subcontractor sustaining the validity of the restrictive marking, and stating that the Government will continue to be bound by the restrictive marking.  This final decision shall be issued within sixty (60) days after receipt of the Contractor’s or subcontractor’s response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor that the Government will require.  The notification of a longer period for issuance of a final decision will be made within sixty (60) days after receipt of the response to the challenge notice.

(2)                                                     (i)                                     If the Contracting Officer determines that the validity of the restrictive marking is not justified, the Contracting Officer shall issue a final decision to the Contractor or subcontractor in accordance with the Disputes clause of this contract. Notwithstanding paragraph (e) of the Disputes clause, the final decision shall be issued within sixty (60) days after receipt of the Contractor’s or subcontractor’s response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor of the longer period that the Government will require.  The notification of a longer period for issuance of a final decision will be made within sixty (60) days after receipt of the response to the challenge notice.

(ii)                                  The Government agrees that it will continue to be bound by the restrictive marking for a period of ninety (90) days from the issuance of the Contracting Officer’s final decision under paragraph (g) (2) (i) of this clause.  The Contractor or subcontractor agrees that, if it intends to file suit in the United States Claims Court it will provide a notice of intent to file suit to the Contracting Officer within ninety (90) days from the issuance of the Contracting Officer’s final decision under paragraph (g) (2) (i) of this clause.  If the Contractor or subcontractor fails to appeal, file suit, or provide a notice of intent to file suit to the Contracting Officer within the ninety (90)-day period, the Government may cancel or ignore the restrictive markings, and the failure of the Contractor  or subcontractor to take the required action constitutes agreement with such Government action.

(iii)                               The Government agrees that it will continue to be bound by the restrictive marking where a notice of intent to file suit in the United States Claims Court is provided to the Contracting Officer within ninety (90) days from the issuance of the final decision under paragraph (g) (2) (i) of this clause.  The Government will no longer be bound, and the Contractor or subcontractor agrees that the Government may strike or ignore the restrictive markings, if the Contractor or subcontractor fails to file its suit within one (1) year after issuance of the final decision.  Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, that urgent or compelling circumstances will not permit waiting for the filing of a suit in the United States Claims Court, the Contractor or subcontractor agrees that the agency may, following notice to the Contractor or subcontractor, authorize release or disclosure of the technical data.  Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor’s or subcontractor’s right to damage against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.

(iv)                              The Government agrees that it will be bound by the restrictive marking where an appeal or suit is filed pursuant to the Contract Disputes Act until final disposition by an agency Board of Contract Appeals or the United States Claims Court.  Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, following notice to the Contractor that urgent or compelling circumstances will not permit awaiting the decision by such Board of Contract Appeals or the United States Claims Court, the Contractor or subcontractor agrees that the agency may authorize release or disclosure of the technical data.  Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor’s or subcontractor’s right to damage against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.

(h)                                           Final disposition of appeal or suit.

(1)                                                     If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer’s decision is sustained-

(i)                                     The restrictive marking on the technical data shall be cancelled, corrected or ignored; and

(ii)                                  If the restrictive marking is found not to be substantially justified, the Contractor or subcontractor, as appropriate, shall be liable to the Government for payment of the cost to the Government of reviewing the restrictive marking and the fees and other expenses (as defined in 28 U.S.C. 2412(d) (2) (A)) incurred by the Government in challenging the marking, unless special circumstances would make such payment unjust.

(2)                                                     If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer’s decision is not sustained-

(i)                                     The Government shall continue to be bound by the restrictive marking; and

(ii)                                  The Government shall be liable to the Contractor or subcontractor for payment of fees and other expenses (as defined in 28 U.S.C. 2412(d) (2) (A)) incurred by the Contractor or subcontractor in defending the marking, if the challenge by the Government is found not to have been made in good faith.

(i)                                               Duration of right to challenge.  The Government may review the validity of any restriction on technical data, delivered or to be delivered under a contract, asserted by the Contractor or subcontractor.  During the period within three (3) years of final payment on a contract or within three (3) years of delivery of the technical data to the Government, whichever is later, the Contracting Officer may review and make a written determination to challenge the restriction.  The Government may, however, challenge a restriction on the release, disclosure or use of technical data at any time if such technical data.

(1)                                                     Is publicly available;

(2)                                                     Has been furnished to the United States without restriction; or

(3)                                                     Has been otherwise made available without restriction.  Only the Contracting Officer’s final decision resolving a formal challenge by sustaining the validity of a restrictive marking constitutes “validation” as addressed in 10 U.S.C. 2321.

(j)                                               Decision not to challenge.  A decision by the Government, or a determination by the Contracting Officer, to not challenge the restrictive marking or asserted restriction shall not constitute “validation”.

(k)                                            Privity of contract.  The Contractor or subcontractor agrees that the Contracting Officer may transact matters under this clause directly with subcontractors at any tier that assert restrictive markings.  However, this clause neither creates nor implies privity of contract between the Government and subcontractors.

(l)                                               Flowdown.  The Contractor or subcontractor agrees to insert this clause in contractual instruments with its subcontractors or suppliers at any tier requiring the delivery of technical data, except contractual instruments for commercial items or commercial components.

(End of clause)

H-19	252.243-7000	ENGINEERING CHANGE PROPOSALS	SEP/1999

(a)                                            The Contracting Officer may ask the Contractor to prepare engineering change proposals for engineering within the scope of this contract.  Upon receipt of a written request from the Contracting Officer, the Contractor shall prepare and submit an engineering change proposal in accordance with the instructions of MIL-STD-973, in effect on the date of contract award.

(b)                                           The Contractor may initiate engineering change proposals.  Contractor initiated engineering change proposals shall include a “not to exceed” price or a “not less than” price and delivery adjustment.  If the Contracting Officer orders the engineering change, the increase shall not exceed nor the decrease be less than the “not to exceed” or “not less than” amounts.

(c)                                            When the price of the engineering change is $*** or more, the Contractor shall submit-

(1)                                                     A contract pricing proposal using the format in Table 15-2, Section 15.408, of the Federal Acquisition Regulation; and

(2)                                                     At the time of agreement on price, or on another date agreed upon between the parties, a signed Certificate of Current Cost or Pricing Data.

[End of Clause]

H-20	52.204-4005	REQUIRED USE OF ELECTRONIC CONTRACTING	DEC/2002
(TACOM)

(a)                                            All contract awards, modifications and delivery orders issued by TACOM will be issued electronically.  The contractor has the option to receive these actions either via the Worldwide Web (WWW) or Electronic Data Interchange (EDI).  Many provisions and clauses appear “by reference,” meaning only clause titles and regulation site are listed;  their full texts can be found at the website http://farsite.hill.af.mil/

(b)                                           In order to be eligible to receive an award under this solicitation, the successful offeror must be registered with the Department of Defense (DOD) Central Contractor Registration (CCR).  The CCR registration process may be done electronically at the World Wide Web (WWW) site:  http://ww.ccr2000.com.  (In order to be registered to use EDI, you must use the long form for registration.  Certification information, including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)

(c)                                            Worldwide Web Distribution.  The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail.  If you choose the WWW option, you must download the file from the appropriate TACOM webpage:

Warren:  http://contracting.tacom.army.mil/award_official.htm

Rock Island: http://aais.ria.army.mil/AAIS/AWDINFO/index.htm

Picatinny: http://procnet.pica.army.mil/Contracts/Index.htm

Red River Army Depot: http://ww.redriver.army.mil/contracting/Awards

Anniston Army Depot: http://www.anadprocnet.army.mil

(d)                                           Electronic Data Interchange.  If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET).  Federal Standard Version 3050 of Standard X12 from the American National Standards Institute (ANSI) will be used as the format for these electronic transactions.

(1)                                                     You must complete the EDI 838 Trading Partner Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network (VAN).  The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled “Optional”.

(2)                                                     You must select a VAN from the official DoD approved list.  DoD Certified VANs are listed at http://www.acq.osd.mil/ec/ecip/index.htm.  If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list.  You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.

(e)                                            Unless otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically.  Acceptable formats include:

(1)                                                     Microsoft* 97 Office Products (TACOM can currently read OFFICE 97* and lower.): Word, Excel, Powerpoint, or Access

(2)                                                     100 OR 250 MEGABYTE ZIP*-DISK, 3 ½ INCH DISK, OR 650 MEGABYTE CD ROM

(3)                                                     E-MAIL (Maximum size of each e-mail message is be three and one-half   (3.5) megabytes).

(3)                                                     Other electronic formats.  Before submitting your data in any other electronic format, please e-mail the buyer identified on the face of the contract, with e-mail copy-furnished to amsta-idq@tacom.army.mil, to obtain a decision as to the format’s acceptability.  This e-mail must be received by the buyer no later than ten calendar days before the required data submission date.

NOTE:                               The above formats may be submitted in compressed form using self-extracting files.

(f)                                              Additional information can be obtained by sending a message to:  acqcenweb@tacom.army.mil or by calling (586) 574-7059

[End of Clause]

H-21	52.216-4008	STATUS OF FUNDS ON COST REIMBURSEMENT CONTRACTS/CLINS	JUN/1989
(TACOM)

(a)                                            The Contractor shall review the funding as it relates to work performed on the cost-reimbursement Contract Line Item Numbers (CLINs) under this contract and shall provide to the Procuring Contracting Officer (PCO) a written determination of what, if any, funds are excess to requirements (leaving a reasonable amount for final overhead rate negotiations and other reasonably predicted requirements) and are available for deobligation. This review shall be coordinated with the Administrative Contracting Officer (ACO), and the written determination shall be accomplished within 120 days of completion of performance under the CLIN.  The report shall be prepared in terms of dollars available per Purchase Request Order Number (PRON), unless requested otherwise by the PCO.

(b)                                           This report may be requested in writing by the PCO on additional occasions during the course of performance of work on cost-reimbursable CLINs contained in this contract.  On such occasions, the written report shall be provided to the PCO within 14 days of Contractor receipt of the written request.

(End of Clause)

H-22	52.242-4020	REQUIRED VERIFICATION OF DESTINATIONS	MAY/2000
(TACOM)

The Contractor will verify destinations set forth in this contract at the time Government Bills of Lading or Commercial Bills or Lading are requested, or at the time that Commercial Bills of Lading are issued.  Verification will be requested through the Administrative Contracting Officer (ACO) to the buyer at the email address shown on the face of the contract.

[End of Clause]

H-23	52.246-4026	LOCAL ADDRESSES FOR DD FORM 250	MAR/2002
(TACOM)

(a)                                            The contractor must provide a copy of each Material Inspection and Receiving Report (DD 250) pertaining to this contract, to the addresses given below, using either of the following methods:

(1)                                                     Our first preference is for you to use electronic mail (e-mail), using the following e-mail address:

DD250@tacom.army.mil

(2)                                                     Our second preference is for you to use data facsimile (datafax) transmission, using this fax number:

(586) 574-7552 and use “DD250 mailbox” in the “to:” block of your fax cover or header sheet.

In either method, do not mix DD250s from more than one contract in a single transmission.  That is, you may submit multiple DD250s in a single transmission, but they must all be against the same contract.

(b)                                           These copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.

(c)                                            The DD250 form may be found, in three different formats, on the World Wide Web at http://web1.whs.osd.mil/icdhome/DD-0999.htm

[End of Clause]

H.1                                                 Continuous Improvement/Defect Reduction Incentive.    The Contractor is encouraged to employ a management system that emphasizes the DOD management philosophy of continuous process improvement in order to meet the high quality levels required for this acquisition and future acquisitions for weapon systems, equipment and data.  Continuous improvement of processes includes definition and understanding of processes, process performance measurement, collection and analysis of data, and process optimization/corrective action.  Continuous improvement of technical and administrative processes related to requirements definition, design, development, manufacturing, quality assurance, RAM and testing is encouraged.  DOD 4245.7-M (with change 1) Chapter 1, Introduction for Total Quality Management Critical Path Template, may be used as a guide.  As an incentive, the Government will reduce the level of acceptance inspection and examination if the Average Defects per Unit/Truck is below 1.00 for Minor defects and achieves 0.00 for Major/Critical defects, for three consecutive months production based on both Contractor and Government data.  If after acceptance inspection and examination is reduced, the DPU once again exceeds the above criteria, the Government will resume normal acceptance inspection and examination until the above criteria are met again.

H.1.1                                        The Government will reduce the level of acceptance inspection and examination if the Average Defects per Unit/Truck (DPU) is below 1.00 for Minor defects and achieves 0.00 for Major/Critical defects, for three consecutive months production based on both Contractor and Government data.  If after acceptance inspection and examination is reduced the DPU once again exceeds the above criteria is met again.  This clause is not subject to the Disputes Clause FAR 52.233-1.

H.2                                                 Environmental Protection Agency National Security Exemption (40CFR85.1708).                                       The Contractor shall be required within ninety (90) days of contract award, to submit a letter to the Environmental Protection Agency through TACOM requesting the transfer of  TACOM’s National Security Exemption to insure that EPA emission standards in effect at the time of award will be the applicable standard for all vehicles produced under this multiyear contract, including any option vehicles.  See C.2.5.19 for Canceled Specifications and Standards.

H.3                                                 Issues of Documents.                                                         All documents of the issue listed in the contract and identified in the Department of Defense Index of Specifications and Standards (DoDISS) form a part of this contract to the extent applicable, unless specifically stated otherwise.

H.4                                                 English Language Requirements.                                              During the life of this contract, the following shall be presented and maintained in the English language unless specified otherwise by the Procuring Contracting Officer:

(a)                                            All deliverable data items.

(b)                                           All correspondence records and files.

(c)                                            All in-process reviews, start-of-work meetings, or any other meeting required by the effort under this contract.

(d)                                           All technical manuals, publications, lists and maintenance charts.

(e)                                            All Contractor data compiled during test.

(f)                                              All decals and information affixed to the vehicle (i.e., oil fill capacity, transmission shifting patterns,

stenciling).

H.5                                                 Warranty

H.5.1                                        Definitions.  For purposes of this clause, the following definitions apply:

H.5.1.1                               Vehicle/Model.                                            A vehicle includes the entire end item including all parts, all BII and items/components/kits required to be delivered with it.

H.5.1.1                               End Item.  An assemblage of supplies that comprise a complete system, i.e. a truck is an end item, a trailer is an end item.  End items consist of hardware listed in Attachments 37 and 38.

H.5.1.3                               Defect/Failure.

(1)                                            Any condition or characteristic in the end item that is not in compliance with the requirements of this contract.

(2)                                            Any item, part, assembly, or subassembly on the end item that does not function or operate as it is designed/intended.

H.5.1.4                               Systemic Defect.                                    The classification of failures that occurs or may occur with a frequency, pattern, or sameness to indicate a regularity of occurrence which exceeds the expected failure rate by 100% as set forth in the Provisioning Master Record (PMR) which would justify multiple end item corrective action.  The following are examples of , but no limited to, documentation to be used in determining if a failure is systemic:

Equipment Improvement Recommendations

Quality Deficiency Reports

Reports of Discrepancy

Warranty Records

Predicted Failure Rates from the Provisioning Master Record

H.5.1.5                               Correction.                                          The repair or replacement of defective or failed warranted components on the end items delivered under this contract.

H.5.1.6                               Redesign.                                                The  remedy to correct a failure/defect on warranted items when workmanship, material and manufacturing nonconformance have been eliminated as the cause of the failure or defect.  Redesign applies only to systemic defects.

H.5.2                                        Warranties

H.5.2.1                               Hand-Off Warranty.   Notwithstanding inspection and acceptance by the Government of the end items and services provided under the contract or any provision of this contract concerning the conclusiveness thereof, the Contractor hereby warrants that the vehicles conform to the performance and manufacturing requirements specifically delineated in this contract/specification and will conform to the performance requirements defined in ATPD 2131C, Attachment 1.  The warranty is the same for both CONUS and OCONUS.  Under this warranty, the Contractor shall be liable for the correction of all failures/defects from final acceptance (DD250) of the vehicles up to and including vehicle hand-off to the user (soldier), as evidenced by entry into the user’s (soldier’s) hand receipt or property book.  The Contractor shall provide repair parts.  All labor to correct hand-off defects will be performed by the Government or the Governments representative per H.5.5 Government Correction.  The Government (each claim) will submit no reimbursable claim for labor under $150.00.  The Contractor shall not be responsible for transportation damage.

H.5.2.2                               Material and Workmanship Warranty.                                           Notwithstanding inspection and acceptance by the Government of the end items furnished under this contract, or any clause concerning the conclusiveness thereof, the Contractor warrants that the end items will be free from defects in material and workmanship and will conform to the requirements of this contract for the duration of 24 months from the date of Hand-Off as defined in paragraph H.5.2.1.  This warranty covers the complete vehicle, parts and labor, except for  accident damage, misuse, alterations, damage due to lack of maintenance or use of fluids/lubricants not recommended, and normal maintenance and scheduled service items such as filters, screens, fluids, windshield wipers, brake shoes.  Additionally, no warranty claims shall be submitted for less than $300.00 total value (parts and labor).  The warranty is the same for both CONUS and OCONUS.

H.5.2.3                               Pass-Through Warranties.  To the extent the Contractors suppliers normally provide a commercial or trade practices warranty, the Contractor shall pass the identical warranty to the Government but only in cases where that supplier’s warranty offers coverage exceeding that provided by the Contractor.  The Contractor shall provide a list of the warranted parts and assemblies per DI-MGMT- 81453 (T), CDRL A084.  The pass-through warranty list shall contain the manufacturer’s name, part or assembly nomenclature, manufacturer (vendor or subcontractor) part number, item cost, and the extent (coverage and duration) of the warranty.  Actual copies of subcontractor/vendor warranties shall be provided to the Government no later than 180 days after contract award.

The Contractor shall be responsible for administering all pass-through warranties to the terms of the supplier warranty.  Pass-through warranties will start at the time specified by the Contractors suppliers.  All remedies which the Government may seek as the result of such pass-through warranties will be brought against the Contractor and the Contractor shall administer such remedies in accordance with the supplier warranty terms and conditions.

H.5.2.4                               Systemic Defect Warranty.                              Notwithstanding inspection and acceptance by the Government of the end items furnished under this contract or any clause concerning the conclusiveness thereof, the Contractor warrants that end items shall be free of systemic defects/failures during the duration of this warranty.  The warranty duration will be from date of first end item shipment to 24 months from date of shipment of last end item shipped from the manufacturers facility.  The Contractor shall be responsible for correcting systemic defects on all end items covered under this warranty at the time of defect notification (see H.5.3).  If a systemic defect is discovered and workmanship, material or manufacturing non-conformance has been eliminated as the cause of such defect, the Contractor shall be responsible for developing and implementing a redesign as necessary to correct the defect at no additional cost to the Government.  The Contractor shall be responsible for all costs associated with testing required to validate the proposed redesign, plus all efforts normally associated with an ECP (to include provisioning and manual updates).  The Contractor shall incorporate the redesign into the production process and may be required to retrofit all end items covered under the warranty at the time of notification.

Under this warranty, when a systemic defect has been determined to have occurred, the Government may presume that all parts produced under like circumstances are similarly defective and, dependent upon the Government’s review of the failure data, may require their correction at no additional cost to the Government.  Produced under like circumstances means components grouped by common factors, for example, manufactured date, production lots, etc. delivered under the contract, whether installed on end items or delivered individually.

H.5.2.5                               Technical Data Package (TDP) Warranty.

H.5.2.5.1                      The Contractor shall warrant (as defined at C.1.6.7) all proposed changes submitted with their proposal pursuant to C.1.2.3 any interface related changes made to parts, components, assemblies or other items necessary to accommodate Contractor changes, and any test related modifications to Contractor changes from the date of proposal submission until successful completion of First Article Test (as defined in C.2.5.1).  Any Failure of or defects in Contractor changed items or interface items discovered prior to successful completion of First Article Test shall be the sole responsibility of the Contractor and shall be corrected at no additional cost to the Government and with no extension in schedule.  Legacy items are defined in C.2.5.8.5 and C.2.5.9.10.1.

H.5.2.5.2                      Following successful completion of First Article Test, the Contractor shall warrant the entire TDP (as defined in C.1.2.9) consistent with the requirements stated in C.2.2.4.1 and take full responsibility in terms of both cost and schedule for any vehicle defects or failures attributable to defective technical data.  This clause is not intended to place upon the Contractor any design responsibility for legacy items.  Responsibility for redesign and retrofit are covered under H.5.2.4 Systemic Defect Warranty.

H.5.2.6                               Warranty of Logistics Data.                         The Contractor shall warrant the changes to the maintenance procedures that they incorporate into the TMs/IETMs.  The Contractor shall assure that all validated procedure changes, that they are responsible for, work as written to accomplish the task.  Any non-workable procedures shall be corrected by the Contractor at no additional cost to the Government within 2 weeks after notification by the Government of the non-workable procedure.

H.5.2.7                               Additional Conditions.                                                   In the event the Government places vehicles in storage following acceptance and shipment from manufacturers facility prior to hand-off, the warranty clause H.5.2.1 shall be extended for the length of time the vehicles are in storage, or for 12 months, whichever comes first.  All parts provided or furnished pursuant to this clause shall be subject to all provisions of this clause exactly as though they had been incorporated into the vehicle at the time of acceptance.

H.5.2.8                               Exclusions.                                         The warranties set forth in this clause shall not apply to any defect caused by misuse or abuse of the end item, damage incurred during Government transportation, combat damage, normal wear and tear, or by the Government’s failure to perform proper maintenance or service on the end item.  All implied warranties and warranties of fitness for a particular purpose are excluded from any obligation under this contract.

H.5.2.9                               Warranty of Changes to the Government TDP.                      The Contractor shall assure the PPEPs/ECPs/VECPs generated under Program Support (C.2.1.1) or Configuration Control clause (reference C.3.8.1) of this contract shall contain accurate up-to-date information.  At a minimum, the PPEPs/ECPs/VECPs shall accurately define the current production configuration, the reason for the proposed change, and the proposed production configuration.  Any repercussions based on erroneous or deficient change packages shall be corrected by the Contractor at no additional cost to the government.  This shall include deficient changes to the production hardware as well as the production configuration.

H.5.3                                        Notification.                                   During vehicle deprocessing verbal or written notification of a hand-off warranty claim will be provided to the Contractor by the PCO, or his/her authorized representative, which may be the gaining unit and/or a Government deprocessing Contractor.  Either notification shall constitute the formal warranty claim.  Verbal notification shall be followed up in writing within one week of notification.

For Material and Workmanship and Pass-Through warranties, the Contractor shall be notified of warranty claims by an authorize Government official or the Government’s Representative either in writing, or telephonically, followed up by a DA form 2407. Notification dates initiate the period for the Contractor to perform the necessary corrective action (s).  Notification of a systemic defect shall be in writing to the Contractor from the Contracting Officer.

The notification for Hand-Off, Material and Workmanship, and Pass-Through warranties shall include, but not necessarily be limited to: warranty claim number, date of customer claim, customer claim number, customer identification/location, the applicable equipment serial number, operating hours or miles on the equipment, part numbers, manufacture cage code, National Stock Numbers of the defective supplies, the circumstances surrounding the defects, and the date claim is closed.  The Contractor shall provide the Government with the above-mentioned data in electronic EXCEL spreadsheet format IAW CDRL A034.  Each delivery of the quarterly report shall be cumulative.

H.5.4                                        Contractor Correction.                                                      The Contractor shall complete repairs, on site, or at an approved repair facility, under the Material and Workmanship and Pass-Through warranties within 5 calendar days of the notification date.

The Contractor shall correct systemic defects within 60 days after notification unless a redesign or an extensive repair effort is required.  If a redesign or an extensive repair effort is required, the Contractor shll notify the Contracting Officer in writing within 30 days after notification and provide the date by which repairs will be completed, subject to Government concurrence or acceptance.

H.5.5                                        Government Correction.                                              The Government may elect to perform corrective actions/repairs for warranted components.  The Contractor shall ship replacement parts for Government corrective actions within 3 calendar days of notification.  If the Contractor is unable to meet the 3 calendar days, the site will be notified of any delay and the anticipated Contractor ship date.  CONUS requirements will be shipped to the repair location, including Alaska and Hawaii.  OCONUS requirements will be shipped to a Government provided APO or CONUS Port of Embarkation.  The Contractor will not be responsible for any damages occurring during transportation after receipt of components at the APO or CONUS Port of Embarkation.

The Contractor shall reimburse the Government for the labor required to correct or repair defective parts.  The cost of labor will be computed at the current Fiscal Years labor rate for the maintenance level identified in the Maintenance  Allocation chart (MAC) multiplied by the number of actual labor hours incurred, not to exceed the labor hours identified in the MAC.  The Government will notify the Contractor in writing via DA Form 2407 for the reimbursement required.

H.5.6                                        Warranty Reimbursement.                                  The Contractor shall remit payment by the 15th day of each month for all warrantable claims by the Government for reimbursement which were received by the Contractor in the previous month.  Payment shall be sent to PM, MTV (Attn: Business Management), with checks made payable to “The Treasurer of the United States”.  A list identifying the user’s warranty claim number, date of claim, amount of each claim broken out by parts and labor, and contract number under which each claim arose will be maintained by the Contractor.  A copy of the list marked with the identifying check numbers shall be provided to the ACO concurrent with payment.

H.5.7                                        Contractor Rights and Remedies.  The Contractor has the right to inspect parts found to be defective under the Hand-Off, Material and Workmanship, and Pass-Through vehicle warranties at the fielding or using unit location.  The Contractor will be allowed to take possession of failed parts following their replacement upon request.  All such parts for which the Contractor takes into possession will be identified by the Contractor with all the information necessary to later identify the vehicle from which the part was removed and the associated mileage at time of removal.  All freight charges for the requested return of defective/failed parts released to the Field Service Representative or otherwise disposed of are the responsibility of the Contractor.

The Contractor will be allowed to inspect defective supplies under the Systemic warranty to the extent possible.  Because of the nature of a systemic defect, all individual defective parts may not be available.  The Contractor will be provided with all documentation used to determine that a defect is considered systemic upon written request to the PCO.  The Contractor shall inform the Government of any testing, study or inspection findings of returned warranty parts upon Government request.  The above described inspection rights do not relieve the Contractor of its obligations to initiate the warranty replacement/repair action when notified by the Government of a warranty claim.  In the event that the Contractor determines that the defective supplies are not warrantable, it shall immediately notify the PCO and provide detailed rationale supporting its position.

H.5.8                                        Warranty Data-Base.  The Contractor shall develop and maintain a warranty database accessible to the Government’s Warranty Coordinator and other designated Government representatives.  The Government representatives shall have read-only capability for this data base and possess the capability to access information for reporting purposes.  The Contractor shall update the database within 5 working days of completion of a repair.  The data base shall, as a minimum, contain the following:  Vehicle Serial Number, Vehicle NSN, Model Number, NSN/PN of Replaced Part (s), Nomenclature of Replaced Parts, Cost of Repair Part (s), Unit Complete Address, Repair Completion Date and denied claims.  The Contractor shall submit a Warranty Data Base Report in accordance with CDRL A034.

H.5.9                                        Disputes.   Disputes arising under this clause shall be resolved per the Disputes clause of this contract.

H.6                                                 Essentiality/Materiality of Delivery Schedule.                                                    For purposes of the Performance-Based Payments clause, FAR 52.232-32, the vehicle and data delivery schedule is a material requirement of this contract.  The Government may reduce or suspend payments in the event the Contractor becomes delinquent in deliveries or where it is evident that delivery will not be timely because of the Contractor’s failure to make progress.

H.7                                                 Government Furnished Property/Equipment/Information

H.7.1                                        Pursuant to the Government Property Clause in Section I of the contract, the Government shall furnish the following Government property, equipment and/or information under this contract F.O.B. Contractor’s location, for use in the performance of this contract.

H.7.1.1                               DA Form 2408-9 entitled “Equipment Control Records” and DA FORM 1970 entitled “Equipment Utilization Record” will be furnished in quantities to meet each vehicle delivery under this contract, the first form will be delivered at least thirty (30) days before shipment of the first production vehicle.  The DD Form 2408-9 is to be completed in accordance with the instructions at Section C.2.6.4.     The Contractor shall promptly notify the PCO and ACO when less than a 90 day supply of these forms are on hand.

H.7.1.2                               The Government will provide the Vehicle Weight Classification Sign Kit(s) as referenced in Paragraph 3.3.2.1 of the FMTV System Specification for installation on the vehicles.  The Contractor shall promptly notify the Government PCO and ACO when the quantity of kits falls below what is required to meet the next 90 days of production.

H.7.1.3                               The Government will provide the following GFE:

Nomenclature	NSN	Quantity	Delivery

1) Machine Gun Ring Mount Installation Kit*	1005-01-381-5431	4 kits	120 DAC
2) LMTV Van Heater Kit*	2990-01-456-0719	1 kit	120 DAC
3) LMTV Van A/C Kit*	4130-01-456-0718	1 kit	120 DAC
4) 200 Amp Alternator Kit*	6115-01-432-2684	1 kit	120 DAC
5) Phase I MTV Cargo w/MHE		1 ea	60 DAC
6) HIMARS Man Rated Cab, P/N 12485019		TBD	TBD

* For Contractor installation on PVT vehicles as described in section C.2.5.3

H.7.1.4                               The Government will provide one (1) Phase I MTV Cargo w/MHE as stated above to the Contractor within 60 days after contract award.  The Contractor will upgrade the vehicle and ship to White Sands Missile Range (WSMR) for EMI Testing in accordance with C.2.5.3.3.

H.7.2                                        In addition to the Government Furnished Property described above, the Government reserves the right to furnish to the Contractor other items of Government property or increase the quantity of property specified.  The Contractor shall promptly take such action as the Contracting Officer may direct with respect to such additional property.

H.7.3                                        Man Rated Cab.

H.7.3.1                               The Man Rated Cab for the HIMARS Launcher Chassis to be furnished by the Government includes all items called out on drawing 12485019 plus the following installations:

1)	P/N 12378680-002; Visor, Sun, Vehicular -Installation.
2)	P/N 12378723-002; Plug, Drain - Installation.
3)	P/N 12422543; Cab Dampening Application.
4)	P/N 12378704-002; Floor Covering.
5)	P/N 12378634-002; Mount, Small Arms – Installation.

H.7.3.2                               The contractor shall be responsible for furnishing and installing as part of standard production the following items which will then represent the HIMARS launcher vehicle dressed cab configuration (Part Number 12485703):

1)	P/N 12378477; Cover, Front – Installation.
2)	P/N 12378490-002; Mudguard – Installation
3)	P/N 12378491; Mudguard, Engine – Installation
4)	P/N 12378605; Step, (RH & LH) – Installation
5)	P/N 12378640-002; Windscreen, Washer Installation.
6)	P/N 12378646; Heating System – Installation.
7)	P/N 12378695; Mirror, Rearview, Standard Cab – Installation.
8)	P/N 12378706-002; Seat Belt – Installation.
9)	P/N 12417879; Cab Lights/Horn – Installation.
10)	P/N 12422018; Electronic Foot Pedal – Installation.
11)	P/N 12485704; Components, Electrical, Cab – Installation
12)	P/N 12422227-002; Dashboard – Installation.
13)	P/N 12422324; Pneumatic Controls, Cab Installation.
14)	P/N 12485621; Cable Set, Cab – Installation.
15)	P/N 12422670; Inclinometer Installation.

H.8                                                 Payment for Data Items.                                              Payment for Program Year data items will not be separately priced and is included in the cost for Program Support for each Program Year.  In the event the Contractor does not deliver any or all of the data required by the contract, the Government may withhold or suspend Performance-Based Payments until the delinquent data is delivered.  Data Item(s) more than 120 days delinquent shall result in up to 10% withhold (at the discretion of the ACO) of the total amount paid for Program Support in the applicable program year until the delinquent data is delivered; unless otherwise agreed to in writing by the ACO.

H.9                                                 Options.                               The following is a summary of the option requirements available under this contract:

1)                                      Vehicles (H.9.1.1 (Fixed Price), H.9.1.5 (Fixed Price) and H.9.1.6 (Ceiling Priced Options))

Program Year 1 - 100% of PY1 base vehicle quantity
Program Year 2 - 100% of PY2 base vehicle quantity
Program Year 3 - 100% of PY3 base vehicle quantity
Program Year 4 - 100% of PY4 base vehicle quantity
Program Year 5 - 100% of PY5 base vehicle quantity

Kits - Arctic Kits (H.9.1.7)

2)                                      Alternate Paint Requirement  -  (i.e. tan, green, or sand)   (H.9.2)

3)                                      Application of Corrosion Prevention Compound (CPC)   (H.9.3)

4)                                      Testing   -  (H.9.4)

Cold Regions Artic Testing
Mobility/WES (ERDC)
Accelerated Corrosion Test
Follow-on Production Testing
PY2
PY3
PY4
PY5
First Article Test - HIMARS Chassis/HIMARS RSV

5)                                      Reserved

6)                                      System Technical Support (STS) & Maintenance Technical Representative (MTR) (H.9.6)

STS - PY1	75,000	manhours
MTR - OCONUS - Year 1	1,200	mandays
MTR - CONUS - Year 1	3,120	mandays

STS - PY2	100,000	manhours
MTR - OCONUS - Year 2	1,200	mandays
MTR - CONUS - Year 2	3,120	mandays

STS - PY3	100,000	manhours
MTR - OCONUS - Year 3	1,200	mandays
MTR - CONUS - Year 3	3,120	mandays

STS - PY4	100,000	manhours
MTR - OCONUS - Year 4	1,200	mandays
MTR - CONUS - Year 4	3,120	mandays

STS - PY5	100,000	manhours
MTR - OCONUS - Year 5	1,200	mandays
MTR - CONUS - Year 5	3,120	mandays

H.9.1                                        Option to Increase Vehicle Quantities for all Program Years (PY) 1 through 5.

H.9.1.1                               The Government reserves the right to unilaterally exercise up to a 100% option for the quantities under each program year regardless of model mix as follows:

Prog Yr	Quantity	Option Period

1	100% of PY1 base vehicle quantity	within 12 months after PY 1 award
2	100% of PY2 base vehicle quantity	within 12 months after PY 2 award
3	100% of PY3 base vehicle quantity	within 12 months after PY 3 award
4	100% of PY4 base vehicle quantity	within 12 months after PY 4 award
5	100% of PY5 base vehicle quantity	within 12 months after PY 5 award

The Government reserves the right to exercise options for all vehicle models including those models in the basic program years, as well as the models identified in H.9.1.5 and H.9.1.6.  The options for each year may include any mix and quantities of these models although the total option exercised for each year shall not exceed 100% of the program year quantity of vehicles.

H.9.1.2                               the Government has the unilateral right to exercise options and may exercise the options in one (1) or more increments in accordance with this provision.

H.9.1.3                               The options may be exercised within 12 months after Program Year award as indicated above.

H.9.1.4                               Deliveries of the vehicle (s) added by the exercise of option shall not result in any breaks in the monthly production.

Deliveries shall commence no later than 12 months after the exercise of each option and shall be completed within 24 months of the option exercise.

H.9.1.5                               Firm Fixed Price Options for Vehicles Not in Base Quantity.    The Government reserves the right to unilaterally exercise options for the following vehicles that are not in the base quantity within 12 months of each program year call-up.  The vehicles will be priced on a fixed price basis and the Government may exercise the options in one (1) or more increments for the following vehicles:

Model	Nomenclature

M1079A1	Truck, Van LMTV w/winch
M1080A1	Truck, Chassis LMTV w/o winch
M1084A1/RSV	Truck, Cargo, MTV, w/MHE (HIMARS RSV) w/o winch
M1085A1	Truck, Cargo, LWB, w/winch
M1092A1	Truck, Chassis MTV w/o winch
M1096A1	Truck, Chassis MTV LWB w/o winch

If the government exercises an option for these vehicles, the Government shall also exercise an option for Program Support IAW C.2. Program model support shall be priced on a fixed price per vehicle basis if additional effort is required for these models above the basic contract C.2 effort.

H.9.1.6                               Ceiling Priced Option.                                                         The Government reserves the right to exercise options in Program Years PY3 through PY5 for the XM1140 HIMARS Launcher Chassis on a ceiling priced basis, subject to downward price negotiation, and may exercise the options in one (1) or more increments in accordance with this provision.  The Contractor shall submit a cost proposal to definitize vehicle prices within 90 days after exercise of the option for these models.  If the Government exercises an option for these vehicles, the Government shall also exercise an option for Program Support IAW C.2.  Program Support shall be priced on a fixed price per vehicle basis if additional effort is required for these models above the basic C.2 effort.

H.9.1.7                               Option Clause for Artic Kits.                     The Government reserves the right to unilaterally exercise options, on a fixed price basis, for Artic Kits with installation and may exercise the options in one (1) or more increments.  The Government shall exercise the option for Artic Kits concurrent with each program year call-up or exercise of vehicle option or individually within the appropriate PY the option is exercised.  For example, if these items are called up in PY3, we will use the PY3 prices.

H.9.2                                        Option to Purchase Vehicles with Alternate Paint Requirement.

H.9.2.1                               The Government reserves the right to unilaterally exercise an option for vehicles painted either tan color 686A (Chip number 33446, Fed Std 595), green color 383 (Chip number 34094, Fed Std 595), or san color (Chip 30372, Fed Std 595), in lieu of the camouflage pattern, at the prices set forth in Section B and adjusted upward or downward for the painting as specified therein.  The Government shall exercise this alternate paint option concurrent with program year call-up or exercise of vehicle option

H.9.2.2                               The Government reserves the right to unilaterally exercise an option for camouflage painted vehicles overpainted with tan color 686A (Chip 33446, Fed Std 595) or tan painted vehicles overpainted with 3 color camouflage pattern.  The overpaint shall be in accordance with Attachment 20.  The Government shall exercise the overpaint option at least 60 days prior to contract schedule delivery.

H.9.3                                        Option Clause  -  Application of Corrosion Prevention Compound (CPC).  The Government reserves the rights to unilaterally exercise an option, on an incremental basis, for the Contractor to apply corrosion inhibiting compound that is compatible with the TACOM- tested and approved CPC to vehicles that the Government designates for shipment to OCONUS destinations (Korea, Hawaii, Alaska, etc.).  The CPC will be applied in accordance with the Scope of Work in Attachment 16 and shall be applied prior to vehicle shipment.  The Government will exercise this option at least 60 days in advance of the contract schedule delivery date.  However, the Government reserves the right to exercise an option for CPC application on vehicles which remain on the Contractors premises after acceptance, provided notification is made by contract modification, not later than 30 days prior to shipment.

H.9.4                                        Optional Testing.

H.9.4.1                               Option for Cold Regions Arctic Testing  -  The Government reserves the right to unilaterally exercise an option for Contractor support of Cold Regions Arctic Testing.  Up to 3 trucks and up to 1 trailer from production may be subjected to Arctic environmental  testing.  The Government shall have the right to exercise this option for a period extending to the end of the vehicle delivery period of PY1.  Vehicles shall be delivered at Contractor expense to Ft. Greeley, Alaska 90 days after the option has been exercised.  The Contractor shall provide System Support Packages and Contractor Test Support IAW C.2.5.6 and C.2.5.7, TIR/FACAR and Test Vehicle Modification IAW C.2.5.9 and C.2.5.10 if this option is exercised.  The test vehicles, representative of the production deliveries, shall be furnished to the Government test site.  Transportation charges from the Contractor’s plant to and from the test sites shall be the sole responsibility of the Contractor.  The test will last approximately 120 days.  The Contractor is responsible to correct test deficiencies, as specified in C.2.5.8.

H.9.4.2                               Option for Mobility/Waterways Experimentation Station (WES) Testing.  -  The Government reserves the right to unilaterally exercise an option for Contractor support of Mobility Testing.  Up to 2 trucks and up to 1 trailer from production may be subjected to

Mobility Testing.  The Government shall have the right to exercise this option for a period extending to the end of the vehicle delivery period of PY1.  Vehicles shall be delivered at Contractor expense to U. S. Army Engineer Research and Development Center (ERDC), Waterways Experimentation Station (WES), Vicksburg, Mississippi 120 days after the option has been exercised.  The Contractor shall provide System Support Packages and Contractor Test Support IAW C.2.5.6 and C.2.5.7, TIR/FACAR and Test Vehicle Modification IAW C.2.5.9 and C.2.5.10 if this option is exercised.  The test vehicles, representative of the production deliveries, shall be furnished to the Government test site.  Transportation charges from the Contractor’s plant to and from the test sites shall be the sole responsibility of the Contractor.  The test will last approximately 120 days.  The Mobility Test will consist of but not be limited to:

a.               Single Vehicle Cone Index (VCI)

b.              Vehicle Dimensions and other Characteristics (including traction and motion resistance) necessary for North Atlantic Treaty Organization (NATO) Reference Mobility Model.

c.               Ride Dynamics and Shock tests

d.              Passenger and Driver Acceleration Data for Human Vibration Limits

Based on the mobility results and measured vehicle characteristics, the NATO Reference Mobility Model predictions will be made using both the European and Mid-East scenarios.  Tests will be conducted at all Central Tire Inflation System (CTIS) settings.  The Contractor is responsible to correct test deficiencies, as specified in C.2.5.8.

H.9.4.3                               Option for Accelerated Corrosion Test (ACT).                        The Government reserves the right to unilaterally exercise an option for Contractor support of an ACT.  1 truck from each production year may be subjected to ACT in PY2, PY3, PY4 and PY5.  The Government shall have the right to exercise this option for a period extending to the end of the vehicle delivery period of each PY. Vehicles shall be delivered to Aberdeen Test Center (ATC) 90 days after the option has been exercised.  The Contractor shall provide System Support Packages and Contractor Test Support IAW C.2.5.6 and C.2.5.7, TIR/FACAR and Test Vehicle Modification IAW C.2.5.9 and C.2.5.10 if this option is exercised.  The test vehicles, representative of the production deliveries, shall be furnished to the Government test site.  Transportation charges from the Contractor’s plant to and from the test sites shall be the sole responsibility of the Contractor.  The test will last approximately 360 days.  The contractor is responsible to correct test deficiencies, as specified in C.2.5.8.

H.9.4.4                               Option for Follow-on Production Testing (FPT).

H.9.4.4.1                      The Government reserves the right to unilaterally exercise options for Contractor support of up to 2 FPTs to be performed per PY2, PY3, PY4 and PY5.  Each FPT shall consist of two trucks and one trailer.  The Government shall have the right to exercise this option for a period extending to the end of the vehicle delivery period of each PY (excluding PY1).  PY2 and PY4 vehicles shall be delivered to Yuma Proving Grounds and PY3 and PY5 vehicles shall be delivered to ATC 90 days after the option has been exercised.  The Contractor shall provide System Support Packages and Contractor Test Support IAW C.2.5.6 and C.2.5.7 TIR/FACAR and Test Vehicle Modification IAW C.2.5.9 and C.2.5.10 if this option is exercised.  The test will last approximately 150 days.

H.9.4.4.2                      If this option is exercised, the FPT shall be conducted in accordance with ATPD 2131C, Attachment 1, to verify the quality and performance of continuing production vehicles are consistent with the approved First Article Test vehicles.  Such testing shall consist of 10,000 miles per test vehicle for approximately 150 days duration.  The Government shall select vehicles for FPT.  In the event of vehicle test deficiencies, the Government reserves the right to retest the vehicle (s) upon correction of defects by the Contractor to the extent necessary to successfully meet test requirements.  This additional testing and support shall be conducted at the Contractor’s expense.

H.9.4.4.3                      FPT Test Deficiencies.                                                     Failure of FPT vehicles during test shall be cause for the rejection of those vehicles and any vehicles produced subsequent to the selection of the FPT vehicles, including all vehicles since the previous FPT selection, or in the case of the first FPT, since PVT completion.  Any deficiency found during, or as a result of, these tests shall be evidenced that all vehicles not yet accepted are similarly deficient.  The vehicles will remain rejected until evidence satisfactory to the ACO has been furnished by the Contractor that they are not similarly deficient and evidence that corrective action has been taken place to eliminate the deficiency.  Such deficiencies on all vehicles shall be corrected by the Contractor at no cost to the Government, including the cost of any additional testing and support that may be required.

H.9.4.4.4                      Requirements Applicable to FPT Vehicles Option

a.                                                 Test vehicles, representative of production, shall be delivered to the Government test sites, YPG or ATC, as directed. Transportation charges from the Contractor’s plant to and from the test sites shall be the sole responsibility of the Contractor.

b.                                                Under no circumstances shall any test vehicle be shipped from the Contractor’s facility to the test sites until:

(1)                             A complete inspection has been  performed on each vehicle by a Government team consisting of a formally designated representative of the ACO or a designated TACOM representative.

(2)                             All deficiencies disclosed by this Government inspection have been corrected by the Contractor and approved by the Government, as evidenced by the DD Form 250, signed by an authorized Government representative before shipment.

H.9.4.5                               Reserved.

H.9.4.5.1                      Option for First Article (FAT) for HIMARS Chassis/HIMARS RSV

The Government reserves the right to unilaterally exercise an option for First Article Test of the XM1140 HIMAR Chassis and HIMARS M1084A1 RSV resupply vehicle which shall consist of First Production Vehicle Inspection (FPVI) IAW C.2.5.2.

H.9.4.6                               Reserved.

H.9.4.7                               Option for Limited User Test (LUT) for MTV Cargo w/winch, MTV Cargo w/MHE, LMTV Cargo w/and w/o winch and MTV Wrecker.  The Government reserves the right to unilaterally exercise an option for Contractor support of a LUT for the MTV Cargo, LMTV Cargo, and MTV Wrecker during PY1.  Length of testing will be approximately 3 months.  Test will begin 30 days after completion of PVT for each model.  Deliveries from production are specified below.

Vehicle Requirements

MODEL	KITS	QTY	MILEAGE	TEST SITE	TEST TYPE

M1078A1w/winch	a,b,c,e	1	1,000	Ft. Hood	RAM-D/Perf
M1078A1 w/o winch	b	1	1,000	Ft. Hood	RAM-D/Perf

M1083A1w/winch	b,c,g,h,j	1	1,000	Ft. Hood	RAM-D/Perf

M1084A1w/o winch	i,o	1	1,000	Ft. Hood	RAM-D/Perf
M1089A1	e	2	1,000	Ft. Hood	RAM-D/Perf

The Contractor shall provide System Support Packages and Contractor Test Support IAW C.2.5.6 and C.2.5.7, TIR/FACAR and Test Vehicle Modification IAW C.2.5.9. and C.2.5.10.  The test vehicles, representative of the production deliveries, shall be furnished to the Government test site.   Transportation charges from the Contractor’s plant to and from the test sites shall be the sole responsibility of the Contractor.  The Contractor is responsible to correct test deficiencies, as specified in C.2.5.8.

H.9.5                                        Reserved

H.9.6                                        System Technical Support (STS) Options  -

H.9.6.1                               Option Program Year 1

H.9.6.1.1                      Option for First Year  -  STS Manhours.          The Government reserves the right to exercise an option to add a first year of STS level of effort by up to 75,000 manhours.  The Contracting Officer has the right to exercise this option, by a unilateral contract modification within 12 months after contract award.  This option may be exercised in more than one increment but the total manhours added to the contract by this option shall not exceed 75,000 manhours.

H.9.6.1.2                      Option for First Year Maintenance Technical Representative (MTR)  -  OCONUS.  The Government reserves the right to exercise an option to add a first year of OCONUS MTR level of effort by up to 1200 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 14 months after contract award..  This option may be exercised in more than one increment but the total mandays added to the contract by this option shall not exceed 1200 mandays.

H.9.6.1.3                      Option for First Year Maintenance Technical Representative (MTR)  -  CONUS.                                         The Government reserves the right to exercise an option to add a first year of CONUS MTR level of effort by up to 3120 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 14 months after contract award.  This option may be exercised in more than one increment but the total mandays added to the contract by this option shall no exceed 3120 mandays.

H.9.6.2                               Option for Program Year 2

H.9.6.2.1                      Option for Second Year of STS Manhours.    The Government reserves the right to exercise an option to add a second year of STS level of effort by up to 100,000 manhours.  The Contracting Officer has the right to exercise this option, by a unilateral contract modification within 24 months after contract award.  This option may be exercised in more than one increment but the total manhours added to the contract by this option shall not exceed 100,000 manhours.

H.9.6.2.2                      Option for Second Year MTR  -  OCONUS.    The Government reserves the right to exercise an option to add a second year of OCONUS MTR level of effort by up to 1200 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 26 months after contract award.  This option may be exercised in more than one increment but the total mandays added to the contract by this option shall no exceed 1200 mandays.

H.9.6.2.3                      Option for Second Year MTR - CONUS.    The Government reserves the right to exercise an option to add a second year of CONUS MTR level of effort by up to 3120 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 26 months after contract award.  This option may be exercised in more than one increment but the total mandays added to the contract by this option shall not exceed 3120 mandays.

H.9.6.3                               Option for Program Year 3

H.9.6.3.1                      Option for Third Year of STS Manhours.    The Government reserves the right to exercise an option to add a third year of STS level of effort by up to 100,000 manhours.  The Contracting Officer has the right to exercise this option, by a unilateral contract modification within 36 months after contract award.  This option may be exercised in more than one increment but the total manhours added to the contract by this option shall not exceed 100,000 manhours.

H.9.6.3.2                      Option for Third Year MTR - OCONUS.    The Government reserves the right to exercise an option to add a third year of OCONUS MTR level of effort by up to 1200 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 38 months after contract award.  This option may be exercised in more than one increment but the total mandays added to the contract by this option shall not exceed 1200 mandays.

H.9.6.3.3                      Option for Third Year MTR - CONUS.     The Government reserves the right to exercise an option to add a third year of CONUS MTR level of effort by up to 3120 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 38 months after contract award.  This option may be exercised in more than one increment but the total mandays added to the contract by this option shall not exceed 3120 mandays.

H.9.6.4                               Option for Program Year 4

H.9.6.4.1                      Option for Fourth Year of STS Manhours.     The Government reserves the right to exercise an option to add a fourth year of STS level of effort by up to 100,000 manhours.  The Contracting Officer has the right to exercise this option, by a unilateral contract modification within 48 months after contract award.  This option may be exercised in more than one increment but the total manhours added to the contract by this option shall not exceed 100,000 manhours.

H.9.6.4.2                      Option for Fourth Year MTR - OCONUS.    The Government reserves the right to exercise an option to add a fourth year or OCONUS MTR level of effort by up to 1200 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 50 months after contract award.  This option may be exercised in more than one increment but the total mandays added to the contract by this option shall not exceed 1200 mandays.

H.9.6.4.3                      Option for Fourth Year MTR - CONUS.     The Government reserves the right to exercise an option to add a fourth year of OCONUS MTR level of effort by up to 3120 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 50 months after contract award.  This option may be exercised in more than one increment but the total mandays added to the contract by this option shall not exceed 3120 mandays.

H.9.6.5                               Option for Program Year 5

H.9.6.5.1                      Option for Fifth Year of STS Manhours.     The Government reserves the right to exercise an option to add a fifth year of STS level of effort by up to 100,000 manhours.  The Contracting Officer has the right to exercise this option, by a unilateral contract modification within 60 months after contract award.  This option may be exercised in more than one increment but the total manhours added to the contract by this option shall not exceed 100,000 manhours.

H.9.6.5.2                      Option for Fifth Year MTR - OCONUS.     The Government reserves the right to exercise an option to add a fifth year of OCONUS MTR level of effort by up to 1200 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 62 months after contract award.  This option may be exercised in more than one increment but the total mandays added to the contract by this option shall not exceed 1200 mandays.

H.9.6.5.3                      Option for Fifth Year MTR - CONUS.         The Government reserves the right to exercise an option to add a fifth year of OCONUS MTR level of effort by up to 3120 mandays.  The Contracting Officer has the right to exercise this option by a unilateral contract modification within 62 months after contract award.  This option may be exercised in more than increment but the total mandays added to the contract by this option shall not exceed 3120 mandays.

H.l0                                              Vehicle Care and Storage.          The Contractor shall perform from the date of manufacture through the date of shipment, exercise and maintenance of the vehicles every thirty calendar days in accordance with the Contractor’s storage and maintenance plan approved by the Government under E.9.

H.11                                           Limitation of Price and Contractor Obligations

H.11.1                                  Funds available for performance are described at Paragraph H.12.  The amount of funds available at award is not considered sufficient for the performance required for any program year other than the First Program Year.  When additional funds are made available to the Contracting Officer for the full requirements of the next succeeding program year, the Contracting Officer shall, not later than the date specified in the Schedule (unless a later date is agreed to), so notify the Contractor in writing.  The Contracting Officer shall also modify the amount of funds described in the Schedule as available for contract performance.  This procedure shall apply for each successive program year.

H.11.2                                  The Government is not obligated to the Contractor for any amount over that described in the Schedule as available for contract performance except for cancellation ceiling as listed in H.13.

H.11.3                                  The Contractor is not obligated to incur costs for the performance required for any program year after the first until written notification is received from the Contracting Officer of an increase in the availability of funds.  If so notified, the Contractor’s obligation shall increase only to the extent contract performance is required for the additional CLINs for which funds are made available.

H.11.4                                  If this contract is terminated under the “Termination for Convenience of the Government” clause, “total contract price” in that clause means the amount available for performance of this contract, as specified in Paragraph H.12 plus any funded option requirements and the amount established as the cancellation ceiling.  “Work under the contract” in that clause, means the work under program year requirements for which funds have been made available.  If the contract is terminated for default, the Government’s rights under this contract shall apply to the entire multiyear requirements.

H.11.5                                  Notification to the Contractor of an increase or decrease in the funds available for performance of this contract under another clause, and “Option” or “Changes” clause shall not constitute the notification contemplated by FAR 52.217-2, Cancellation under Multi-Year Contracts (OCT 1997).

H.12                                           Availability of Funds and Program Year Call Up Criteria

H.12.1                                  Pursuant to the Special Provision H.11 entitled “Limitation of Price and Contractor Obligation”, funds are available for the performance ofthis contract in the following amount:

First Program Year	$

Second Program Year	$

Third Program Year	$

Fourth Program Year	$

Fifth Program Year	$

Total:	$

H.12.2                                  Call-up of the Second Program Year is predicated on the Contractors presentation of the initial FPVI vehicles to the Government in accordance with C.2.5.2.  If the second PY is called up, the PCO will issue a contract modification for the call-up within 60 days of Contractor presentation of FPVI vehicles.  The Government shall have the right to unilaterally call-up the Program Year requirement.

H.12.3                                  The decision to call-up the Third PY shall be supported by a positive recommendation resulting from an In Process Review (IPR) chaired by the Project Manager, Medium Tactical Vehicles.  The IPR shall review the Contractors production progress and PVT 1 performance as defined in C.2.5.3.  If the third PY is called up, the PCO will issue a contract modification for the call-up within 60 days after IPR approval.  The Government shall have the right to unilaterally call-up the Program Year requirement.

H.12.4                                  Call-Up of the Fourth Program Year is scheduled to occur NLT 31 Dec 05.  If the fourth PY is called up, the PCO will issue a contract modification for the call-up.  The Government shall have the right to unilaterally call-up the Program Year requirement.

H.12.5                                  Call-Up of the Fifth Program Year is scheduled to occur NLT 31 Dec 06.  If the fifth PY is called up, the PCO will issue a contract modification for the call-up.  The Government shall have the right to unilaterally call-up the Program Year requirement.

H.13                                           Cancellation Ceilings.

H.13.1                                  Cancellation Ceilings.  Pursuant to this paragraph, the Contractor shall be paid a cancellation charge not to exceed the amounts shown below in the event the program year(s) after the first program year is canceled.  All option CLINs are excluded from the cancellation ceiling.

Program Year(s) Canceled	Dollar Amount

2 through 5	$	***

3 through 5	$	***

4 through 5	$	***

5	$	***

See FAR 52.217-2, Cancellation under Multi-Year Contracts (OCT 1997) in full text in this Section I.

H.14                                           Reimbursement for Federal Retail Excise Tax (FRET) Expenses.

H.14.1                                  The vehicle contract line item numbers (CLINs) in Section B of this contract will identify the amount of Federal Retail Excise Tax liability that is applicable to that model and represents the unit ceiling amount for any Federal Retail Excise reimbursement.  The Federal Retail Excise Tax applicable to each vehicle will not be included in the vehicle CLIN price but will, instead, be included in a separate Federal Retail Excise Tax Reimbursement CLIN.  Federal Retail Excise Tax Reimbursement CLINs will reimburse the Contractor the actual amount of Federal Retail Excise Tax paid by the Contractor to the Internal Revenue Service, as evidenced by quarterly retail excise tax returns (Form 720), and subject to the unit ceiling amount for each model except as provided under H.20.

H.14.2                                  The Contractor will submit incremental invoices to the Contracting Officer for reimbursement of Federal Retail Excise Tax actually paid to the Internal Revenue Service or deposited for that purpose.  The incremental invoice request shall contain a copy of either Federal Tax Deposits (Form 8109-B) and Quarter Tax Return (Form 720) to reconcile deposits made to actual tax liability if reimbursement is requested more frequently than quarterly, or Quarterly Tax Returns only (Form 720) if reimbursement is requested on a quarterly basis.  Since the Federal Tax Deposit for excise taxes used in connection with Form 720, as well as the Quarterly Tax Return itself, are for the total excise tax liability paid by the Contractor, without regard to individual Contracts nor distinguishable as military or commercial, the Contractor must provide sufficient supporting data to enable identification of the part of Federal Tax Deposits or Quarterly Tax amounts that are attributable to vehicle models under this contract.  Failure to adequately identify those deposits or payments attributable to vehicles delivered under this contract may result in delays in reimbursement with any such delay being the sole responsibility of the Contractor.  Reimbursement requests shall be submitted no less frequently than on a quarterly basis.  All reimbursement requests shall be submitted to the Contracting Officer no later than 10 days after the due date for the submission of deposits or the due date for submission of Quarterly returns.  Concurrent with the submittal of incremental invoices for reimbursement, and in addition to the supporting data required above, the Contractor shall submit a report indicating the total number of vehicles sold during the period, the number of total number of vehicles sold under this contract and the total number of vehicles exported during the period.  Vehicles sold under this contract shall also be identified by:  (1) CLIN, (2) Quantity, (3) Vehicle Serial Number, (4) Document Number, (5) Gross Vehicle Weight, (6) Destination, and (1) Amount of Federal Retail Excise Tax paid or deposited for that vehicle.

H.14.3                                  In the event that the Government reimburses the Contractor for Federal Retail Excise Tax on a vehicle that was initially shipped to a CONUS destination but which vehicle is subsequently exported within 6 months of the date of final acceptance, the Contractor agrees, consistent with the Federal, State and Local Taxes clause, to pursue a refund from the Internal Revenue Service, if tax has been paid, or refund the tax amounts, if not paid or if only included in a periodic deposit, within 30 days of receipt of such refund (in the case of taxes paid) or notice of export (in the case of funds not paid or only included in a periodic deposit).  The Government shall provide the required certification for Proof of Export to the Contractor to support such request for refund or return of taxes not yet paid.

H.14.4                                  In the event that the parties disagree on the amount of refund for Federal Retail Excise Tax, the issue shall be resolved through the Disputes Clause.

H.15                                           Department of Defense Activity Address Code.                                        The Department of Defense Activity Address Code (DODAAC) for use under this contract is TBD.

H.16                                           No-cost Incorporation of Government-directed Engineering Change Proposals, and Contractor Generated Changes.

H.16.1                                  Any Contractor generated changes incorporated into the contract shall be at no additional cost to the Government, except as stated in Section C.2.1.1.  In addition, those approved ECPs applicable to all supplies to be delivered under this contract for which the estimate provided by the Contractor or the final negotiated amount, if applicable, reflects a reduction in value to the Government of $10,000 or less shall be incorporated at no cost to either party.

H.16.2                                  The approved Government directed Engineering Changes (exclusive of VECPs) applicable to supplies to be delivered under this contract for which the estimate provided by the Contractor or the final negotiated amount applicable to the current and all following multi-year vehicle quantities, if applicable, reflects a total +/-    or less shall be incorporated at no cost to either party.  All Contractor estimates shall be subject to validation by the PCO before the no-cost agreement is implemented.  After validation, the PCO has the right to incorporate the engineering change by means of a unilateral modification to the contract.

H.16.3                                  The Contractor shall provide data and analysis satisfactory to the PCO demonstrating reduction in work performed and/or reduction in value to the Government at the time the ECP are submitted for approval.  Failure by the Contractor to provide adequate evidence supporting its no-cost analysis for changes shall be cause for disapprova1 of these requests.

H.17                                           IMPACTS OF LATE/DEFICIENT FIELDING SUPPORT DATA.

If the technical data specified to be delivered under this contract, to include the system support package needed for fielding (TMs/IETM, provisioning, LMI, training, etc.), is not delivered within the time specified by this contract, or is deficient upon delivery, the Contracting Officer may until such data is accepted by the Government, defer acceptance of any trucks, and also withhold payment to the Contractor of a portion of the total contract price.  Payment shall not be withheld when the Contractor’s failure to make timely delivery or to deliver such data without deficiencies arises out of causes beyond the control and without fault or negligence of the Contractor.

H.18                                           Data Communications Submitted to the Government Electronically.

The Government often employs Contractors as system administrators to operate and maintain Government computer systems.  These systems include local area networks, web sites, databases, other electronic records, e-mail accounts, other electronic data transfer mechanisms and computer software.  The employees of these contracted system administrators sign nondisclosure agreements obligating them not to reveal information contained in files, documents, computers or systems that they administer.  However, unless such information is protected in some way, contracted system administrators do have the ability to access such information.

Contractors as well as any other parties are thus advised to take steps needed to prevent access by contracted system administrators to information submitted electronically to the Government.  Absent such steps, it is assumed that contracted system administrators are permitted the capability to access the data.  The access will be limited to that which is necessary for the contract system administrator to perform its duties for the Government.  The access shall be subject to the condition that third party information is not to be revealed by the contracted system administrator.

H.19                                           Unique Spare Parts.

Attachment 41 identifies the Contractor unique spare parts, delivery lead times, and associated prices available for purchase during FY2005, FY2006, and FY2007.  The Contractor agrees to sell to any Government agency the unique FMTV Al CR spare parts listed in Attachment 41 at prices no higher and delivery lead times no longer than specified therein, provided that orders are placed in the fisca1 years specified above.  There is no minimum or maximum quantity of each spare part that the Government is required to purchase.  The Government may purchase the spare parts through credit card purchases, purchase orders or contract.

H.20                                           Contractor Representation of Basis for Adjustment in Contract Price Due to Change in Federal Retai1ers Excise Tax Liability after Contract Award.

H.20.1                                  The Federal Retailers Excise Tax (FRET) is due to terminate on 01 October 2005.  It is expected that the FRET will be replaced with a new tax at least at the same percentage as FRET.  Offerors should submit proposals based on this presumption.

H.20.2                                  The purpose of this clause is to prescribe procedures for Contractor representation of net FRET adjustments required to be made to the contract price as a resu1t of after-imposed Federal Tax or after-relieved Federal Tax as those terms are defined in the clause, FEDERAL, STATE, AND LOCAL TAXES, located in Section 4 of this contract.

H.20.3                                  As detailed in subparagraphs (c) - (d) of this clause, the Contractor shall notify the Procuring Contracting Officer (PCO) promptly of all matters relating to FRET which may reasonably be expected to require an increase or decrease in the contract price in excess of $100.

H.20.4                                  Within 120 days after a change in FRET liability for contracted items calls for an adjustment in the contract price (or such greater period of time as the parties may mutually agree upon) the Contractor shall forward a statement as specified in DOD FAR Supplement 52.233-7000 signed by a representative with binding contractual authority which states the following for each supply-item CLIN.

H.20.4.1                         The detailed tax basis and method of calculation for federal retailers excise tax for the former liability amount and the adjusted FRET liability amount due to an after-imposed or after-relieved tax.

H.20.4.2                         The amount previously included in the contract price for FRET liability and a warrant in writing that an amount for a newly imposed federal excise retailers tax or rate increase was not included in the contract price as a contingency reserve or otherwise.

H.20.4.3                         The amount paid by the Contractor to the IRS for FRET (plus interest and penalty to the extent allowable under FAR 31.205) for each contract CLIN supply item which is subject to a FRET change, and any and all amounts refunded by the IRS (plus interest and penalty amounts as applicable).  Net adjustments to the IRS should clearly reflect the debits and credits included in the overall calculations.

H.20.4.4                         The Contractor’s statement shall be submitted with sufficient supporting evidence to permit the Government to verify the accuracy of the statement through audit review as expressed in the contract clause entitled AUDIT in Section I of the contract.  The supporting evidence shall conform to generally accepted accounting principles and practices, inclusive of compliance with applicable Cost Accounting Standards.

H.20.5                                  All FRET adjustments (inclusive of interest and penalty amounts when applicable) which are to be credited to the Government under the terms of the contract’s FEDERAL, STATE, AND LOCAL TAXES clause shall bear interest at the rate stated in the FAR 52.232-17 INTEREST clause commencing thirty days after receipt by the Contractor from the IRS.

H.20.6                                  The requirements of this clause are in addition to, and not in limitation of, the requirements of any other contract clause.

***  END OF NARRATIVE H 001  ***

SECTION I – CONTRACT CLAUSES

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.  Also, the full text of a clause may be accessed electronically at this address:  http://farsite.hill.af.mil/

(End of Clause)

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	DEC/2001
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	JUL/1995
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-6	52.203-8	CANCELLATION, RESCISSION AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPORPER ACTIVITY	JAN/1997
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	JUN/1997
I-9	52.204-4	PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-10	52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PORPOSED FOR DEBARMENT	JUL/1995
I-11	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-12	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-13	52.215-2	AUDIT AND RECORDS – NEGOTIATIONS	JUN/1999
I-14	52.215-9	CHANGES OR ADDITIONS TO MAKE-OR-BUY PROGRAM	OCT/1997
I-15	52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA—MODIFICATIONS	OCT/1997
I-16	52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT/1997
I-17	52.215-13	SUBCONTRACTOR COST OR PRICING DATA—MODIFICATIONS	OCT/1997
I-18	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-19	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	DEC/1998
I-20	52.216-7	ALLOWABLE COST AND PAYMENT	DEC/2002
I-21	52.216-8	FIXED FEE	MAR/1997
I-22	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	OCT/2000
I-23	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN	JAN/2002
I-24	52.219-16	LIQUIDATED DAMAGES – SUBCONTRACTING PLAN	JAN/1999
I-25	52.219-24	SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM – TARGETS	OCT/2000
I-26	52.219-25	SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM – DISADVANTAGED STATUS AND REPORTING	OCT/1999
I-27	52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I-28	52.222-4	CONTRACT WORK HOURS AND SAFETY STANDARDS ACT–OVERTIME COMPENSATION	SEP/2000
I-29	52.222-19	CHILD LABOR–COOPERATION WITH AUTHORITIES AND REMEDIES	SEP/2002
I-30	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-31	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-32	52.222-26	EQUAL OPPORTUNITY	APR/2002
I-33	52.222-29	NOTIFICATION OF VISA DENIAL	FEB/1999
I-34	52.222-35	AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA	DEC/2001
I-35	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-36	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	DEC/2001
I-37	52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAN/1997
I-38	52.223-6	DRUG FREE WORKPLACE	MAY/2001
I-39	52.223-12	REFRIGERATION EQUIPMENT AND AIR CONDITIONERS	MAY/1995
I-40	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	OCT/2000
I-41	52.225-8	DUTY-FREE ENTRY	FEB/2000
I-42	52.225-13	RESTRICTIONS OF CERTAIN FOREIGN PURCHASES	JUL/2000
I-43	52.226-1	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES	JUN/2000
I-44	52.227-1	AUTHORIZATION AND CONSENT	JUL/1995
I-45	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	AUG/1996
I-46	52.228-7	INSURANCE–LIABILITY TO THIRD PERSONS	MAR/1996
I-47	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	JAN/1991
I-48	52.229-5	TAXES–CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO	APR/1984
I-49	52.230-2	COST ACCOUNTING STANDARDS	APR/1998

	Regulatory Cite	Title	Date
I-50	52.230-3	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES this clause applies only when the Contractor has been determined eligible. See Section K.	APR/1998
I-51	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	NOV/1999
I-52	52.232-1	PAYMENTS	APR/1984
I-53	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-54	52.232-9	LIMITATION ON WITHHOLDING OF PAYMENTS	APR/1984
I-55	52.232-11	EXTRAS	APR/1984
I-56	52.232-17	INTEREST	JUN/1996
I-57	52.232-20	LIMITATION OF COST	APR/1984
I-58	52.232-23	ASSIGNMENT OF CLAIMS	JAN/1986
I-59	52.232-25	PROMPT PAYMENT	FEB/2002
I-60	52.232-32	PERFORMANCE-BASED PAYMENTS (per para (c) (2), requests will be paid on the “30th” day)	FEB/2002
I-61	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION	MAY/1999
I-62	52.232-34	PAYMENT BY ELECTRONIC FUNDS TRANSFER – OTHER THAN CENTRAL CONTRACTOR REGISTRATION
I-63	52.233-1	DISPUTES	JUL/2002
I-64	52.233-3	PROTEST AFTER AWARD	AUG/1996
I-65	52.233-3	PROTEST AFTER AWARD–(ALTERNATE I, DATED JUN 1985)	AUG/1996
I-66	52.242-1	NOTICE OF INTENT TO DISALLOW COSTS	APR/1984
I-67	52.242-2	PRODUCTION PROGRESS REPORTS	APR/1991
I-68	52.242-3	PENALTIES FOR UNALLOWABLE COSTS	MAY/2001
I-69	52.242-10	F.O.B. ORIGIN– GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE	APR/1984
I-70	52.242-12	REPORT OF SHIPMENT (REPSHIP)	JUL/1995
I-71	52.242-13	BANKRUPTCY	JUL/1995
I-72	52.243-1	CHANGES–FIXED-PRICE	AUG/1987
I-73	52.243-2	CHANGES–COST-REIMBURSEMENT	AUG/1987
I-74	52.243-2	CHANGES–COST-REIMBURSEMENT (ALTERNATE II, dated APRIL 1984)	AUG/1987
I-75	52.243-7	NOTIFICATION OF CHANGES	APR/1984
I-76	52.244-2	SUBCONTRACTS (ALT I–AUG 1998)	AUG/1998
I-77	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-78	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS (91-DEV-44)	DEC/1989
I-79	52.245-5	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR- HOUR CONTRACTS) (Deviation, per DAR Tracking Number 99-00008, 13 July 99)	JAN/1986
I-80	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-81	52.246-24	LIMITATION OF LIABILITY–HIGH –VALVE ITEMS	FEB/1997
I-82	52.246-25	LIMITATION OF LIABILITY–SERVICES	FEB/1997
I-83	52.247-1

COMMERCIAL BILL OF LADING NOTATIONS the notation set forth in paragraph (a) of the clause applies in this contract.  The agency name in line one of the notation shall read:  US ARMY TANK- AUTOMOTIVE & ARMAMENTS COMMAND

APR/1984
I-84	52.248-1	VALUE ENGINEERING	FEB/2000
I-85	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	SEP/1996
I-86	52.249-6	TERMINATION (COST-REIMBURSEMENT)	SEP/1996
I-87	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-88	52.249-14	EXCUSABLE DELAYS	APR/1984
I-89	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-90	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE CONTRACT– RELATED FELONIES	MAR/1999
I-91	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-92	252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY	NOV/1995
I-93	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY per DoD interim rule, Federal Register 27 Mar 98	MAR/1998
I-94	252.211-7005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS	FEB/2003
I-95	252.215-7000	PRICING ADJUSTMENTS	DEC/1991
I-96	252.219-7003	SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)	APR/1996
I-97	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	FEB/2003

	Regulatory Cite	Title	Date
I-98	252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS (ALT 1)	MAR/1998
I-99	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS	DEC/2000
I-100	252.225-7017	PROHIBITION ON AWARD TO COMPANIES OWNED BY THE PEOPLE’S REPBULIC OF CHINA	FEB/2000
I-101	252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS	JUN/1997
I-102	252.225-7026	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	JUN/2000
I-103	252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL	JUN/1992
I-104	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES	SEP/2001
I-105	252.227-7013	RIGHTS IN TECHNICAL DATA-NONCOMMERCIAL ITEMS	NOV/1995
I-106	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JUN/1995
I-107	252.227-7017	IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE RESTRICTIONS	JUN/1995
I-108	252.227-7020	RIGHTS IN SPECIAL WORKS	JUN/1995
I-109	252.227-7030	TECHNICAL DATA-WITHHOLDING OF PAYMENT	MAR/2000
I-110	252.227-7036	DECLARATION OF TECHNICAL DATA CONFORMITY	JAN/1997
I-111	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
I-112	252.233-7001	CHOICES OF LAW (OVERSEAS)	JUN/1997
I-113	252.242-7000	POSTAWARD CONFERENCE	DEC/1991
I-114	252.242-7003	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS	DEC/1991
I-115	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-116	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DoD CONTRACTS)	MAR/2000
I-117	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA-MODIFICATIONS…(ALTERNATE III (OCT 1997))	OCT/1997

(a)                                  Exceptions from cost or pricing data.

(1)                                  In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.403-4 on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs.  The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable - -

(i)                                     Identification of the law or regulation establishing the price offered.  If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

(ii)                                  Information on modifications of contracts of subcontracts for commercial items.

(A)                              If - -

(1)                                  the original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item, and

(2)                                  the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the accquisition of an item other than a commercial item.

(B)                                For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification.  Such information may include - -

(1)                                  For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted.  Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller.  Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price or recent sales in quantities similar to the proposed quantities.

(2)                                  For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts.  In addition, describe the nature of the market.

(3)                                  For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

(4)                                  The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price.  For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the Contractor’s determination of the prices to be offered in the catalog or marketplace.

(b)                                 Requirements for cost or pricing data.                                        If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

(1)                                  The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

(2)                                  As soon as practicable after agreement on price, but before contract award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

(c)                                  Submit the cost portion of the proposal via the following electronic media:  Microsoft Excel 97.

(End of Clause)

I-118	52.222-2	PAYMENT FOR OVERTIME PREMIUMS	JUL/1990

(a)                                                                 The use of overtime is authorized under this contract if the overtime premium cost does not exceed ZERO or the overtime premium is paid for work - -

(1)                                                     Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdown of production equipment, or occasional production bottlenecks of a sporadic nature;

(2)                                                     By indirect –labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3)                                                     To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4)                                                     That will result in lower overall costs to the Government.

(b)                                                                Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall - -

(1)                                                     Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2)                                                     Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3)                                                     Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4)                                                     Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

(End of Clause)

I-119	52.229-8	TAXES--FOREIGN COST-REIMBURSEMENT CONTRACTS	MAR/1990

(a)                                                                 Any tax or duty from which the United States Government is exempt by agreement with the Government of the Republic of Korea, or from which the Contractor or any subcontractor under this contract is exempt under the laws of the Republic of Korea, shall not constitute an allowable cost under this contract.

(b)                                                                If the Contractor or subcontractor under this contract obtains a foreign tax credit that reduces its Federal income tax liability under the United States Internal Revenue Code (Title 26, U.S. Code) because of the payment of any tax or duty that was reimbursed under this contract, the amount of the reduction shall be paid or credited at the time of such offset to the Government of the United States as the Contracting Officer directs.

(End of clause)

I-120	52.208-8	HELIUM REQUIREMENT FORECAST AND REQUIRED SOURCES FOR HELIUM (JUN 1997)	JUN/1997

(a)                                                               Definitions.                                                     Bureau helium distributor means a private helium distributor which has established and maintains eligibility to distribute helium purchased from the Bureau of Mines, as specified in 30 CFR 602.  Bureau of Mines, as used in this clause, means the Department of the Interior, Bureau of Mines, Helium Field Operations, located at 801 south Fillmore Street, Amarillo, TX 79101-3545.  Helium requirement forecast means an estimate by the Contractor or subcontractor of the amount of helium required for performance of the contract or subcontract.  Major helium requirement means a helium requirement during a calendar month of 5,000 or more standard cubic feed (measured at 14.7 pound per square inch absolute pressure and 70 degrees Farenheit temperature), including liquid helium gas or equivalent.  In any month in which the major requirement threshold is met, all helium purchased during that month is considered part of the major helium requirement.

(b)                                                              Requirements

(1)                                                     Helium Requirement Forecast.  The Contractor shall provide to the Contracting Officer a helium requirement forecast, point of contact, and telephone number within ten days of award.

(2)                                                     Sources of Helium.  Except for helium acquired by the Contractor before the award of this contract, and to the extent that supplies are readily available, the Contractor shall purchase all major requirements of helium from—

(i)  The Department of the Interior’s Bureau of Mines:

(ii)  A Bureau helium distributor (a copy of the “List by Shipping Points of Private Distributors Eligible to Sell Helium to Federal Agencies” may be obtained from the Bureau of Mines); or

(iii)  A General Services Administration Federal Supply Schedule contract, if use is authorized by the Contracting Officer (see Subpart 51.1);

(3)                                                     Promptly upon award of any subcontract or order that involves a major helium requirement, the Contractor shall provide to the Bureau of Mines, and to the Contracting Officer, written notification that includes:

(i)  The prime contract number;

(ii)  The name, address and telephone number of the subcontractor, including a point of contact, and

(iii)  A copy of the subcontractor’s helium requirement forecast.

(c)                                                               Subcontracts.

(1)                                                     The Contractor shall insert this clause, including this paragraph (c), in any subcontract or order that involves furnishing of a major helium requirement.

(2)                                                     When a subcontract involves a major helium requirement, the following statement shall be included:  Helium furnished under this contract or order shall be helium that has been purchased from the Bureau of Mines, or a a listed Bureau helium distributor.

(End of clause)

I-121	52.211-1	AVAILABILITY OF SPECIFICATIONS LISTED IN THE GSA INDEX OF FEDERAL SPECIFICATIONS, STANDARDS AND COMMERCIAL ITEM DESCRIPTIONS, FPMR PART 101-29	AUG/1998

(a)                                                               The GSA Index of Federal Specifications, Standards and Commercial Item Description, FPMR Part 101-29, and copies of specifications, standards, and commercial item descriptions cited in this solicitation may be obtained for a fee by submitting a request to—

GSA Federal Supply Service

Specifications Section, Suite 8100

470 East L’Enfant Plaza SW

Washington, DC  20407

Telephone                    (202) 619-8925

Facsimile                            (202) 619-8978

(b)                                                              If the General Services Administration, Department of Agriculture, or Department of Veterans Affairs issued this solicitation, a single copy of specifications, standards, and commercial item descriptions cited in this solicitation may be obtained free of charge by submitting a request to the addressee in paragraph (a) of this provision.  Additional copies will be issued for a fee.

(End of Clause)

I-122	52.217-2	CANCELLATION UNDER MULTI-YEAR CONTRACTS	OCT/1997

(a)                                                               Cancellation, as used in this clause, means that the Government is canceling its requirements for all items in program years subsequent to that in which notice of cancellation is provided.  Cancellation shall occur, by the date or within the time period specified in the Schedule, (unless a later date is agreed to) if the Contracting Officer (1) notifies the Contractor that funds are not available for contract performance for any subsequent year or (2) fails to notify the Contractor that funds are available for performance of the succeeding program year requirement.

(b)                                 Except for cancellation under this clause or termination under the DEFAULT clause, any reduction by the Contracting Officer in the requirements of this contract shall be considered a termination under the TERMINATION FOR CONVENIENCE OF THE GOVERNMENT clause.

(c)                                                               If cancellation under this clause occurs, the Contractor will be paid a cancellation charge not over the cancellation ceiling specified in the Schedule as applicable at the time of cancellation.

(d)                                                              The cancellation charge will cover only (1) costs (i) incurred by the prime contractor and/or subcontractor, (ii) reasonably necessary for performance of the contract, and (iii) that would have been equitably amortized over the entire multiyear contract period but, because of the cancellation, are not so amortized, and (2) a reasonable profit or fee on the costs.

(e)                                                               The cancellation charge shall be computed and the claim made for it as if the claim were being made under the TERMINATION FOR CONVENIENCE OF THE GOVERNMENT clause of this contract.  The Contractor shall submit the claim promptly but not later than 1 year from the date (1) of notification of nonavailability of funds, or (2) specified in the Schedule by which notification of the availability of additional funds for the next succeeding program year is required to be issued, whichever is earlier, unless extensions in writing are granted by the Contracting Officer.

(f)                                                                 The Contractor’s claim may include—

(1)  Reasonable nonrecurring costs (see Subpart 15.4 of the Federal Acquisition Regulation) which are applicable to and normally would have been amortized in all items to be furnished under the multiyear requirements;

(2)  Allocable portions of the costs of facilities acquired or established for the conduct of the work, to the extent that it is impracticable for the Contractor to use the facilities in its commercial work and if the costs are not charged to the contract through overhead or otherwise depreciated;

(3)  Costs incurred for the assembly, training, and transportation to and from the job site of a specialized work force; and

(4)  Costs not amortized by the unit price solely because the cancellation had precluded anticipated benefits of Contractor or subcontractor learning.

(g)                                                              The claim shall not include—

(1)  Labor, material, or other expenses incurred by the Contractor or subcontractors for performance of the canceled work;

(2)  Any cost already paid to the Contractor;

(3)  Anticipated profit on the canceled work; or

(4)  For service contracts, the remaining useful commercial life of facilities.  Useful commercial life means the commercial utility of the facilities rather than their physical life with due consideration given to such factors as location of facilities, their specialized nature, and obsolescence.

(h)                                                              This contract may include an OPTION clause with the period for exercising the option limited to the date in the contract for notification that funds are available for the next succeeding program year.  If so, the Contractor agrees not to include in the price for option quantities any costs of a startup or nonrecurring nature, that have been fully set forth in the contract.  The Contractor further agrees that the prices offered for option quantities will reflect only those recurring costs, and a reasonable profit or fee necessary to furnish the additional option quantities.

(i)                                                                  Quantities added to the original contract through the OPTION clause of this contract shall be included in the quantity canceled for the purpose of computing allowable cancellation charges.

(End of clause)

I-123	52.219-4	NOTICE OF PRICE EVALUATION FOR HUBZONE SMALL BUSINESS CONCERNS	JAN/1999

(a)                                                               Definition.  HUBZone small business concern, as used in this clause, means a small business concern that appears on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration.

(b)                                                              Evaluation preference.

(1)                                                     Offers will be evaluated by adding a factor of 10 percent to the price of all offers, except-

(i)  Offers from HUBZone small business concerns that have not waived the evaluation preference;

(ii)  Otherwise successful offers from small business concerns;

(iii)  Otherwise successful offers of eligible products under the Trade Agreements Act when the dollar threshold for application of the Act is exceeded (see 25.402 of the Federal Acquisition Regulation (FAR)); and

(iv)  Otherwise successful offers where application of the factor would be inconsistent with a Memorandum of Understanding or other international agreement with a foreign government.

(2)                                                     The factor of 10 percent shall be applied on a line item basis or to any group of items on which award may be made.  Other evaluation factors described in the solicitation shall be applied before application of the factor.

(3)                                                     A concern that is both a HUBZone small business concern and a small disadvantaged business concern will receive the benefit of both the HUBZone small business price evaluation preference and the small disadvantaged business price evaluation adjustment (see FAR clause 52.219-23).  Each applicable price evaluation preference or adjustment shall be calculated independently against an offeror’s base offer.  These individual preference amounts shall be added together to arrive at the total evaluated price for that offer.

(c)                                                               Waiver of evaluation preference.  A HUB Zone small business concern may elect to waive the evaluation preference, in which case the factor will be added to its offer for evaluation purposes.  The agreements in paragraph (d) of this clause do not apply if the offeror has waived the evaluation preference.

[    ]  Offer elects to waive the evaluation preference.

(d)                                                              Agreement.  A HUBZone small business concern agrees that in the performance of the contract, in the case of a contract for

(1)                                                     Services (except construction), at least 50 percent of the cost of personnel for contract performance will be spent for employees of the concern or employees of other HUB Zone small business concerns;

(2)                                                     Supplies (other than procurement from a nonmanufacturer of such supplies), at least 50 percent of the cost of manufacturing, excluding the cost of materials, will be performed by the concern or other HUBZone small business concerns;

(3)                                                     General construction, at least 15 percent of the cost of the contract performance incurred for personnel will be spent on the concern’s employees or the employees of other HUB Zone small business concerns; or

(4)                                                     Construction by special trade contractors, at least 25 percent of the cost of the contract performance incurred for personnel will be spent on the concern’s employees or the employees of other HUBZone small business concerns.

(e)                                                               A HUB Zone joint venture agrees that in the performance of the contract, the applicable percentage specified in paragraph (d) of this clause will be performed by the HUBZone small business participant or participants;

(f)                                                                 A HUBZone small business concern nonmanufacturer agrees to furnish in performing this contract only end items manufactured or produced by HUBZone small business manufacturer concerns.  This paragraph does not apply in connection with construction or service contracts.

(End of Clause)

I-124	52.223-11	OZONE-DEPLETING SUBSTANCES	MAY/2001

(a) Definition.  Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as—

(1)                                                     Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2)                                                     Class II, including but not limited to, hydrochlorofluorocarbons.

(b)                                                              The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j(b), (c), (d), and 40 CGR Part 82, Subpart E, as follows:

WARNING:                                Contains (or manufactured with, if applicable)                                              *                                           , a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

*The Contractor shall insert the name of the substance(s).

(End of Clause)

I-125	52.234-1	INDUSTRIAL RESOURCES DEVELOPED UNDER DEFENSE PRODUCTION ACT TITLE III	DEC/1994

(a)                                                               Definitions.  Title III industrial resource means materials, services, processes, or manufacturing equipment (including the processes, technologies, and ancillary services for the use of such equipment) established or maintained under the authority of Title III, Defense Production Act (50 U.S.C. App. 2091-2093).  Title III project contractor means a contractor that has received assistance for the development or manufacture of an industrial resource under 50 U.S.C. App. 2091-2093, Defense Production Act.

(b)                                                              The Contractor shall refer any request from a Title III project contractor for testing and qualification of a Title III industrial resource to the Contracting Officer.

(c)                                                               Upon direction of the Contracting Officer, the Contractor shall test Title III industrial resources for qualification.  The Contractor shall provide the test results to the Defense production Act Office, Title III Program, located at Wright Patterson Air Force Base, Ohio 45433-7739

(d)                                                              When the Contracting Officer modifies the contract to direct testing pursuant to this clause, the Government will provide the Title III industrial resource to be tested and will make an equitable adjustment in the contract for the cost of testing and qualification of the Title III industrial resource.

(e)                                                               The Contractor agrees to insert the substance of this clause, including paragraph (e), in every subcontract issued in performance of this contract.

(End of Clause)

I-126	52.243-2	CHANGES – COST REIMBURSEMENT	AUG/1987

The full text of this clause is located at FAR 52.243-2.  The first sentence of paragraph c reads:  “The contractor must assert its right to an adjustment under this clause within thirty days from the date of receipt of the written order”.

I-127	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	MAY/2002

(a)                                                               Definitions. As used in this clause–

(1)                                                     “Commercial item,” as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

(2)                                                     “Subcontract,” as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b)                                                              To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c)

(1)                            The contractor shall insert the following clauses in subcontracts for commercial items:

(i)  52.219-8, Utilization of Small Business Concerns (OCT 2000) (15U.S.C. 637(d) (2) and (3)), in all subcontracts that offer subcontracting opportunities.  If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for contruction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii)  52-222-26, Equal Opportunity (APR 2002) (E.O. 11246);

(iii)  52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212 (a));

(iv)  52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793);

(v)  52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (JUN 2000) (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

(2)                          While not required, the Contractor may flow down to subcontracts for commercial items a minimum number of additional clauses necessary to satisfy its contractual obligations.

(d)                                                              The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

[End of Clause]

I-128	52.252-6	AUTHORIZED DEVIATIONS IN CLAUSES	APR/1984

(a)                                                               The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b)                                                              The use in this solicitation or contract of any DoD FAR Supplement (DFARS) (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

[End of Clause]

I-129	252.204-7004	REQUIRED CENTRAL CONTRACTOR REGISTRATION	NOV/2001

(a)                                                               Definitions. As used in this clause—

(1)                                                          Central Contractor Registration (CCR) database means the primary DoD repository for contractor information required for the conduct of business with DoD.

(2)                                                          Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

(3)                                                          Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern.  This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

(4)                                                          Registered in the CCR database means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

(b)

(1)                                                          By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

(2)                                                          The offeror shall provide its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

(3)                                                          Lack of registration in the CCR database will make an offeror ineligible for award.

(4)                                                          DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet.  However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days.  Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

(c)                                                               The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data.  To remain registered in the CCR database after the initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

(d)                                                              Offerors and contractors may obtain information on registration and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at http:  //www.ccr.gov.

[End of Clause]

I-130	252.225-7015	PREFERENCE FOR DOMESTIC HAND OR MEASURING TOOLS	DEC/1991

The Contractor agrees to deliver under this contract only hand or measuring tools produced in the United States or its possessions.

(End of clause)

I-131	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002

(a)                                                               Definitions.  As used in this clause—

(1)                                                          Components means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

(2)                                                          Department of Defense (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

(3)                                                          Foreign flag vessel means any vessel that is not a U.S.-flag vessel.

(4)                                                          Ocean transportation means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

(5)                                                          Subcontractor means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.  However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

(6)                                                          Supplies means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

(i)  An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

(ii)  Supplies includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

(7)                                                          U.S.-flag vessel means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b)

(1)                                                          The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract.

(2)                                                          A subcontractor transporting supplies by sea under this contract shall use U.S.-flag vessels if-

(i)  This contract is a construction contract; or

(ii)  The supplies being transported are-

(A)      Noncommercial items; or

(B)        Commercial items that-

(1)                             The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);

(2)                             Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(3)                             Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S C. 2643.

(c)                                                               The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that—

(1)                                                     U.S.-flag vessels are not available for timely shipment;

(2)                                                     The freight charges are inordinately excessive or unreasonable; or

(3)                                                     Freight charges are higher than charges to private persons for transportation of like goods.

(d)                                                              The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules.  The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer’s failure to grant approvals to meet the shipper’s sailing date will not of itself constitute a compensable delay under this or any other clause of this contract.  Requests shall contain at a minimum—

(1)                                                     Type, weight, and cube of cargo;

(2)                                                     Required shipping date;

(3)                                                     Special handling and discharge requirements,

(4)                                                     Loading and discharge points;

(5)                                                     Name of shipper and consignee;

(6)                                                     Prime contract number; and

(7)                                                     A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(e)                                                               The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington DC 20590, one copy of the rated on board vessel operating carrier’s ocean bill of lading, which shall contain the following information—

(1)                                                     Prime contract number;

(2)                                                     Name of vessel;

(3)                                                     Vessel flag of registry;

(4)                                                     Date of loading;

(5)                                                     Port of loading;

(6)                                                     Port of final destination;

(7)                                                     Description of commodity;

(8)                                                     Gross weight in pounds and cubic feet if available;

(9)                                                     Total ocean freight in U.S. dollars; and

(10)                                               Name of the steamship company.

(f)                                                                 The Contractor shall provide with its final invoice under this contract a representation that to the best of its knowledge and belief—

(1)                                            No ocean transportation was used in the performance of this contract;

(2)                                            Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

(3)                                            Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S. -flag ocean transportation; or

(4)                                            Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer.  The Contractor shall describe these shipments in the following format:

ITEM DESCRIPTION	CONTRACT LINE ITEMS	QUANTITY	TOTAL

(g)                                 If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract.  In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(h)                                                              In the award of subcontracts for the types of supplies described in paragraph (b) (2) of this clause, the Contractor shall flow down the requirements of this clause as follows:

(1)                                                     The Contractor shall insert the substance of this clause, including this paragraph (h) in all subcontracts that exceed the simplified acquisition threshold in Part 2 of the Federal Acquisition Regulation.

(2)                                                     The Contractor shall insert the substance of paragraphs (a) through (e) of this clause, and this paragraph (h), in subcontracts that are at or below the simplified acquisition threshold in Part 2 of the Federal Acquisition Regulation.

[End of Clause]

I-132	252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA	MAR/2000

(a)                                                               The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies.  If however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor—

(1)                                                     Shall notify the Contracting Officer of that fact; and

(2)                                                     Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b)                                                              The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties

(1)                                                     In all subcontracts hereunder, if this contract is a construction contract; or

(2)                                                     If this contract is not a construction contract, in all subcontracts under this contract that are for—

(i)  Noncommercial items; or

(ii)  Commercial items that-

(A)      The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);

(B)        Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(C)        Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

[End of Clause]

I.1                                   ORDER OF PRECEDENCE (FAR 52.215-8 DEVIATION).

Any inconsistency in this solicitation or contract shall be resolved by giving precedence in the following order:

(a)                                                               The Schedule

(b)                                                              Representation and other instructions

(c)                                            Contract Clauses

(d)                                           The Specifications

(e)                                            Other documents, Exhibits, and Attachments.

*** END OF NARRATIVE I 001 ***

List of Addenda	Title	Date	Number Of Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENTS LIST	16-OCT-2002
Exhibit B	DATA ITEM DESCRIPTIONS	15-AUG-2002
Attachment 001	FMTV A1 CR ATPD 2131C SYSTEM DESCRIPTION	20-FEB-2003
Attachment 002	FMTV A1 TDP	05-NOV-2002
Attachment 003	FMTV A1 TDP DEVIATIONS AND ECPS	01-MAY-2002
Attachment 004	CAMOUFLAGE PAINT DRAWINGS	01-MAY-2002
Attachment 005	DRAFT 3 DIMENSIONAL TECHNICAL DATA MODELING INTERIM OPERATING PROCEDURE FOR PM-MTV (REV B)	01-APR-2002
Attachment 006	INSTRUCTIONS FOR PREPARING ECP FORMS (DD FORMS 1692 THROUGH 1692/4)	08-AUG-2002
Attachment 007	INSTRUCTIONS FOR PREPARATION OF REQUEST FOR DEVIATION (DD FORM 1694)	08-AUG-2002
Attachment 008	INSTRUCTIONS FOR PREPARATION AND SUBMITTAL OF CONTRACTOR EFFECTIVITY VERIFICATION	01-MAY-2002
Attachment 009	ACCELERATED CORROSION/DURABILITY TEST PROCEDURE (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 010	TEST INCIDENT REPORT/FAILURE ANALYSIS AND CORRECTIVE ACTION REPORT DATA	01-MAY-2002
Attachment 011	FAILURE DEFINITION & SCORING CRITERIA FOR FMTV	01-FEB-2002
Attachment 012	DRAFT CONTRACTOR COST DATA REPORT (CCDR) PLAN	24-OCT-2002
Attachment 013	DRAFT FMTV WORK BREAKDOWN STRUCTURE (WBS) DICTIONARY	24-OCT-2002
Attachment 014	LOGISTICS MANAGEMENT INFORMATION DATA PROCEDURE	11-NOV-1996
Attachment 015	DATA PRODUCT CHECKLIST	01-MAY-2002
Attachment 016	SCOPE OF WORK FOR THE APPLICATION OF CARWELL RUST INHIBITOR -T32	01-MAY-2002
Attachment 017	CARWELL RUST INHIBITOR T-32 CHARACTERISTICS	01-AUG-1999
Attachment 018	CONTRACTOR PROPOSED CHANGES (SOURCE SELECTION SENSITIVE, SEE FAR 3.104)
Attachment 019	INSTRUCTIONS FOR PREPARATION OF AN ENGINEERING RELEASE RECORD (ERR) UTILIZING DD FORMS 2617 AND 2617C	01-MAY-2002
06-SEP-2002
Attachment 020	FMTV OVERPAINT CRITERA
Attachment 021	FMTV A1 CR PHASE II LIFE CYCLE COST ANALYSIS MODEL	07-AUG-2002
Attachment 022	FMTV A1 CR PHASE II LIFE CYCLE COST EVALUATION GUIDELINES	07-AUG-2002
Attachment 023	DELIVERY SCHEDULE	13-AUG-2002
Attachment 024	DRAFT SAMPLE SIMULATION COMPUTING RESOURCES AGREEMENT (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	25-APR-2002
Attachment 025	FMTV CR US GOVERNMENT M&S EVALUTION DATA REQUIREMENTS (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 026	FMTV CR WHEELED VEHICLE DATA PACKAGE FOR DYNAMIC M&S (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 027	NRMM DATA SHEETS	01-MAY-2002
Attachment 028	FMTV CR SOLID MODEL REQUIREMENTS (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 029	PAYLOADS/STRUCTURES/TRANSPORTABILITY STRESS ANALYSIS SUPPORTING RATIONALE REPORTS GUIDELINES (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 030	U.S. ARMY TACOM PROPULSION SYSTEM PERFORMANCE SIMULATION DATA SHEET (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 031	EXAMPLE: M&S MATRIX FOR SUBSYSTEMS (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 032	FMTV A1 NRMM DATA ON CARGO TRUCKS, WRECKER, TRACTOR AND M871 A2/3 TRAILERS (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 033	FMTV A1 DADS DATA ON CARGO TRUCKS, WRECKER AND M871 A2/3 TRAILER (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 034	FMTV A1 PROPULSION SYSTEM PERFORMANCE DATA (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	01-MAY-2002
Attachment 035	MATRIX OF RFP SECTIONS LTM (PROVIDED FOR INFORMATIONAL PURPOSES ONLY)	26-JUL-2002
Attachment 036	TECHNICAL - SYSTEM PERFORMANCE MATRIX	25-JUL-2002
Attachment 037	BASIC REQUIREMENT CLIN PRICES (COMPETITION SENSITIVE - RELEASE IS RESTRICTED BY 18 USC 1905, TRADE SECRETS ACT)	20-FEB-2003

List of Addenda	Title	Date	Number Of Pages	Transmitted By
Attachment 038	OPTION PRICES (COMPETITION SENSITVE - RELEASE IS RESTRICTED BY 18 USC 1905, TRADE SECRETS ACT)	17-FEB-2003
Attachment 039	SOLID MODELS FOR THE M1078A1, M1083A1 (W/WINCH)	07-JUN-2002
Attachment 040	TECHNICHAL DATA REVIEW CHANGE PROPOSAL (C.1.2.4)	18-NOV-2002
Attachment 041	UNIQUE SPARES PRICING (COMPETITION SENSITIVE - RELEASE IS RESTRICTED BY 18 USC 1905, TRADE SECRETS ACT)
Attachment 042	FMTV A1 CR CONFIGURATION MATRIX (C.1.2)	29-JUL-2002
Attachment 043	EMBEDDED DIAGNOSTICS FUNCTION LIST	06-AUG-2002
Attachment 044	FMTV A1 CURB AND GROSS VEHICLE WEIGHTS	16-JAN-2003

J.1                                  All attachments listed above are part of the contract except for: 9, 21, 22, 24, 25, 26, 28, 29, 30, 31, 32, 33, 34, 35, and 36.

J.2                                  Contents ofAttachment 002, FMTV A1 TDP.  Attachment 002 is comprised of the files/data contained on a set of eight (8) CD ROMs which is considered the “1 May 02 TDP”.  The label titles of the CDs are:

a.                                                                    Attachment 002, FMTV A1 CR Technical Data Package, Part 1 of 6, 01 May 02

b.                                                                   Attachment 002, FMTV A1 CR Technical Data Package, Part 2 of 6, 01 May 02

c.                                                                    Attachment 002, FMTV Al CR Technical Data Package, Part 3 of 6, 01 May 02

d.                                                                   Attachment 002, HIMARS FMTV A1 CR Technical Data Package Part 4 of 6, 01 May 02

e.                                                                    Attachment 002, HIMARS and Pdf file FMTV A1 CR Technical Data Package Part 5 of 6, 01 May 2002

f.                                                                      Attachment 002, LHS FMTV A1 CR Technical Data Package Part 6 of 6, 01 May 2002

g                                                                      Attachment 002, Remaining Drawing. Part 1 of 1, 08 Jul 02

h.                                                                   Remaining Drawings, 08 July 02

i.                                                                       Attachment 002, Remaining Drawings Part 2, 25 Sep 02.

j.                                                                       Attachment 002, Remaining Drawings Part 3, 04 Nov 02.

k.                                                                    Attachment 002, Remaining Drawings Part 4, 05 Nov 02.

l.                                                                       Attachment 002, Remaining Drawings Part 5, 07 Feb 03.

*** END OF NARRATIVE J 001 ***